UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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/ X / Preliminary Proxy Statement.
/    / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).
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PUTNAM AMERICAN GOVERNMENT INCOME FUND
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM ASSET ALLOCATION FUNDS
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CONVERTIBLE SECURITIES FUND
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM EQUITY INCOME FUND
PUTNAM EUROPE EQUITY FUND
THE PUTNAM FUND FOR GROWTH AND INCOME
PUTNAM FUNDS TRUST
THE GEORGE PUTNAM FUND OF BOSTON (d/b/a GEORGE PUTNAM BALANCED
FUND)
PUTNAM GLOBAL EQUITY FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM GLOBAL NATURAL RESOURCES FUND
PUTNAM GLOBAL UTILITIES FUND
PUTNAM HIGH INCOME SECURITIES FUND
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM HIGH YIELD TRUST

PUTNAM INCOME FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INVESTMENT FUNDS
PUTNAM INVESTORS FUND
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM MULTI-CAP GROWTH FUND
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM PREMIER INCOME TRUST
PUTNAM RETIREMENTREADY FUNDS
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND
PUTNAM TAX-FREE INCOME TRUST
PUTNAM U.S. GOVERNMENT INCOME TRUST
PUTNAM VARIABLE TRUST
PUTNAM VOYAGER FUND

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(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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# We Need Your Vote

Please vote today on matters affecting
your investment in the Putnam funds.

**Your prompt response to this proxy statement is important.**

## Voting now can help save costs.

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Mail

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A world of investing.™

Putnam INVESTMENTS

A message from Putnam Investments and the Trustees of the Putnam funds

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in the Putnam funds. The Putnam funds will hold a special shareholder meeting on February 27, 2014 in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may conveniently vote by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the special shareholder meeting on February 27, 2014 and vote your shares in person.

The Trustees of the Putnam funds unanimously recommend that you vote “FOR” all proposals described below.

1. Approving new management contracts. Shareholders of all Putnam funds, including your fund, are being asked to approve a new management contract with Putnam Investment Management, LLC (“Putnam Management”), your fund’s investment adviser. The proposed new management contract is identical (except for its effective date and initial term) to your fund’s current management contract with Putnam Management.

On October 8, 2013, The Honourable Paul G. Desmarais, who was the controlling shareholder of Power Corporation of Canada, Putnam Management’s ultimate parent company, passed away. Upon his death, voting control of the shares of Power Corporation of Canada that Mr. Desmarais controlled was transferred to a family trust. (See pages [ ] to [ ] for further details.) The transfer of voting control of these shares may have constituted an “assignment” of the management contract between Putnam Management and your fund, resulting in its automatic termination as required by law. The transfer of voting control will not have any practical impact on the operations of Putnam Management or your fund. You are being asked to approve a new management contract for your fund to ensure that Putnam Management is able to continue to manage your fund.

2. Electing Trustees. Shareholders of all open-end Putnam funds are being asked to elect Trustees at the upcoming special meeting. (Shareholders of the closed-end Putnam funds will be asked to elect Trustees at their 2014 annual meeting, expected to be held in April 2014.) Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and voting proxies for the fund’s portfolio securities. All but one of your fund’s Trustees currently is independent of the fund and Putnam Management.

3. Approving an Amended and Restated Declaration of Trust. Shareholders of all open-end Putnam funds are being asked to authorize the Trustees to adopt a single form of Amended and Restated Declaration of Trust for each Trust. The open-end Putnam funds operate under thirty-eight distinct declarations of trust, which were created at different times in the past and differ from each other in several ways. The Amended and Restated Declaration of Trust will benefit the affected funds by harmonizing the terms of these governing documents, eliminating the inefficiencies inherent in operating under a variety of declarations of trust, allowing increased flexibility in the management of your fund, modernizing and streamlining governance provisions, reducing the risks and costs of potential litigation and eliminating certain ambiguities and inconsistencies.

4. Other Matters. Shareholders of three funds are being asked to approve changes to certain investment policies designed to conform their operations with those of other Putnam funds.

Detailed information regarding these proposals may be found in the enclosed proxy statement.

Please vote today

We encourage you to sign and return your proxy card today or, alternatively, online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free [[ ]] or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

Sincerely yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees
The Putnam funds

Table of Contents

Notice of a Special Meeting of Shareholders	1

Trustees’ Recommendations	3

The Proposals

1. APPROVING A NEW MANAGEMENT CONTRACT	4

2. ELECTING TRUSTEES	10

3. APPROVING AN AMENDED AND
RESTATED DECLARATION OF TRUST	18

4. APPROVING AN AMENDMENT TO A
FUNDAMENTAL INVESTMENT
RESTRICTION — COMMODITIES	23

5. APPROVING A CHANGE IN FUNDAMENTAL INVESTMENT
POLICY — NON-DIVERSIFIED STATUS	24

Further Information About Voting and the
Special Meeting	25

Fund Information	29

Appendix A — Number of Shares Outstanding
as of the Record Date	A-1

Appendix B — Forms of Proposed
Management Contract	B-1

Appendix C — Management Contracts:
Dates and Approvals	C-1

Appendix D — Management Contracts: Fees	D-1

Appendix E — Current Sub-Management and
Sub-Advisory Contract	E-1

Appendix F — Description of Contract
Approval Process	F-1

Appendix G — Auditors	G-1

Appendix H — Dollar Range and Number of Shares
Beneficially Owned	H-1

Appendix I — Trustee Compensation Table	I-1

Appendix J — Other Similar Funds Advised
by Putnam Management	J-1

Appendix K — Payments to Putnam
Management and its Affiliates	K-1

Appendix L — 5% Beneficial Ownership	L-1

Appendix M — Form of Amended and
Restated Declaration of Trust	M-1

Appendix N — Table of Constituent Series
of each Trust of the open-end Putnam funds	N-1

PROXY CARD(S) ENCLOSED

If you have any questions, please call toll-free [[ ]] or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on February 27, 2014.

The proxy statement is available at [[https:// ]]

Notice of a Special Meeting
of Shareholders

To the Shareholders of:

PUTNAM AMERICAN GOVERNMENT INCOME FUND
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM ASSET ALLOCATION FUNDS
PUTNAM DYNAMIC ASSET ALLOCATION
BALANCED FUND
PUTNAM DYNAMIC ASSET ALLOCATION
CONSERVATIVE FUND
PUTNAM DYNAMIC ASSET ALLOCATION GROWTH FUND
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CONVERTIBLE SECURITIES FUND
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM EQUITY INCOME FUND
PUTNAM EUROPE EQUITY FUND
THE PUTNAM FUND FOR GROWTH AND INCOME
PUTNAM FUNDS TRUST
PUTNAM ABSOLUTE RETURN 100 FUND
PUTNAM ABSOLUTE RETURN 300 FUND
PUTNAM ABSOLUTE RETURN 500 FUND
PUTNAM ABSOLUTE RETURN 700 FUND
PUTNAM ASIA PACIFIC EQUITY FUND
PUTNAM CAPITAL SPECTRUM FUND
PUTNAM DYNAMIC ASSET ALLOCATION EQUITY FUND
PUTNAM DYNAMIC RISK ALLOCATION FUND
PUTNAM EMERGING MARKETS EQUITY FUND
PUTNAM EMERGING MARKETS INCOME FUND
PUTNAM EQUITY SPECTRUM FUND
PUTNAM FLOATING RATE INCOME FUND
PUTNAM GLOBAL CONSUMER FUND
PUTNAM GLOBAL DIVIDEND FUND
PUTNAM GLOBAL ENERGY FUND
PUTNAM GLOBAL FINANCIALS FUND
PUTNAM GLOBAL INDUSTRIALS FUND
PUTNAM GLOBAL SECTOR FUND
PUTNAM GLOBAL TECHNOLOGY FUND
PUTNAM GLOBAL TELECOMMUNICATIONS FUND
PUTNAM INTERMEDIATE-TERM MUNICIPAL INCOME FUND
PUTNAM INTERNATIONAL VALUE FUND
PUTNAM LOW VOLATILITY EQUITY FUND
PUTNAM MONEY MARKET LIQUIDITY FUND
PUTNAM MULTI-CAP CORE FUND
PUTNAM RETIREMENT INCOME FUND LIFESTYLE 2
PUTNAM RETIREMENT INCOME FUND LIFESTYLE 3
PUTNAM SHORT DURATION INCOME FUND
PUTNAM SHORT TERM INVESTMENT FUND
PUTNAM SHORT-TERM MUNICIPAL INCOME FUND
PUTNAM SMALL CAP GROWTH FUND
PUTNAM STRATEGIC VOLATILITY EQUITY FUND
THE GEORGE PUTNAM FUND OF BOSTON (d/b/a GEORGE
PUTNAM BALANCED FUND)
PUTNAM GLOBAL EQUITY FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM GLOBAL NATURAL RESOURCES FUND
PUTNAM GLOBAL UTILITIES FUND
PUTNAM HIGH INCOME SECURITIES FUND*
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM HIGH YIELD TRUST
PUTNAM INCOME FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INVESTMENT FUNDS
PUTNAM CAPITAL OPPORTUNITIES FUND
PUTNAM GROWTH OPPORTUNITIES FUND
PUTNAM INTERNATIONAL CAPITAL
OPPORTUNITIES FUND
PUTNAM INTERNATIONAL GROWTH FUND
PUTNAM MULTI-CAP VALUE FUND
PUTNAM RESEARCH FUND
PUTNAM SMALL CAP VALUE FUND
PUTNAM INVESTORS FUND
PUTNAM MANAGED MUNICIPAL INCOME TRUST*
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MASTER INTERMEDIATE INCOME TRUST*
PUTNAM MUNICIPAL OPPORTUNITIES TRUST*
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM MULTI-CAP GROWTH FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM PREMIER INCOME TRUST*
PUTNAM RETIREMENTREADY FUNDS
PUTNAM RETIREMENTREADY 2055 FUND
PUTNAM RETIREMENTREADY 2050 FUND
PUTNAM RETIREMENTREADY 2045 FUND
PUTNAM RETIREMENTREADY 2040 FUND
PUTNAM RETIREMENTREADY 2035 FUND
PUTNAM RETIREMENTREADY 2030 FUND
PUTNAM RETIREMENTREADY 2025 FUND
PUTNAM RETIREMENTREADY 2020 FUND
PUTNAM RETIREMENTREADY 2015 FUND
PUTNAM RETIREMENT INCOME FUND LIFESTYLE 1
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND
PUTNAM TAX-FREE INCOME TRUST
PUTNAM AMT-FREE MUNICIPAL FUND
PUTNAM TAX-FREE HIGH YIELD FUND
PUTNAM U.S. GOVERNMENT INCOME TRUST
PUTNAM VARIABLE TRUST
PUTNAM VT ABSOLUTE RETURN 500 FUND
PUTNAM VT AMERICAN GOVERNMENT INCOME FUND

1

PUTNAM VT CAPITAL OPPORTUNITIES FUND
PUTNAM VT DIVERSIFIED INCOME FUND
PUTNAM VT EQUITY INCOME FUND
PUTNAM VT GEORGE PUTNAM BALANCED FUND
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
PUTNAM VT GLOBAL EQUITY FUND
PUTNAM VT GLOBAL HEALTH CARE FUND
PUTNAM VT GLOBAL UTILITIES FUND
PUTNAM VT GROWTH AND INCOME FUND
PUTNAM VT GROWTH OPPORTUNITIES FUND
PUTNAM VT HIGH YIELD FUND
PUTNAM VT INCOME FUND
PUTNAM VT INTERNATIONAL EQUITY FUND
PUTNAM VT INTERNATIONAL GROWTH FUND
PUTNAM VT INTERNATIONAL VALUE FUND
PUTNAM VT INVESTORS FUND
PUTNAM VT MONEY MARKET FUND
PUTNAM VT MULTI-CAP GROWTH FUND
PUTNAM VT MULTI-CAP VALUE FUND
PUTNAM VT RESEARCH FUND
PUTNAM VT SMALL CAP VALUE FUND
PUTNAM VT VOYAGER FUND
PUTNAM VOYAGER FUND

* Denotes closed-end funds; all other funds are open-end funds This is the formal agenda for your fund’s special shareholder meeting. It tells you what proposals will be voted on and the time and place of the special meeting, in the event you attend in person.

A special meeting of Shareholders of your fund will be held on February 27, 2014 at 11:00 a.m., Boston time, at the principal offices of the funds, One Post Office Square, Boston, Massachu-setts 02109, to consider the following proposals, in each case as applicable to the particular funds listed in the table below:

Proposal	Proposal Description	Affected Funds

1.	Approving a proposed new management contract	All funds
for your fund

2.	Electing Trustees	All open-end funds

3.	Approving an Amended and Restated Declaration	All open-end funds
of Trust for your fund

4.	Approving an amendment to a fundamental	Putnam Dynamic Asset Allocation Conservative Fund
investment restriction with respect to investments
in commodities

5.	Approving a change in fundamental investment policy	Putnam Global Consumer Fund
	with respect to diversification of investments	Putnam Global Financials Fund

By Michael J. Higgins, Clerk, and by the Trustees

Jameson A. Baxter, Chair

Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

In order for you to be represented at your fund’s special shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

December 23, 2013

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Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission; some of it is technical. If there is anything you don’t understand, please call our proxy information line at _____________ or call your financial advisor.

Why has a special meeting of shareholders been called?

The 1940 Act, which regulates investment companies such as your fund, requires management contracts to terminate automatically upon an “assignment” of the contract, which includes a “change of control” affecting an investment company’s investment adviser. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, directly and through holding companies controlled by him, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, your fund’s investment adviser. Upon Mr. Desmarais’ death, voting control over Power Corporation of Canada shares was transferred to The Desma-rais Family Residuary Trust. Throughout this proxy statement, this transfer of voting control of Power Corporation of Canada shares is referred to as the “Transfer.” Because Putnam Management is indirectly controlled by Power Corporation of Canada, the Transfer may have resulted in a change of control of Putnam Management and an assignment of your fund’s management contract within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means that, even though the Transfer will not have any impact on the operations of Putnam Management, it is possible that your fund’s management contract with Putnam Management terminated automatically upon the Transfer. To eliminate any ambiguity as to the effectiveness of your fund’s management contract, a special meeting of shareholders has been called so that shareholders may approve a new management contract with Putnam Management to allow Putnam Management to continue as your fund’s investment adviser.

Will the Transfer affect Putnam Management?

The Transfer will not have any effect on Putnam Management or your fund.

Does the proposed new management contract differ from your fund’s current management contract?

The proposed new management contract is identical to your fund’s current management contract, except for its effective date and initial term and other non-substantive changes. There will be no change in the services that your fund will receive or to the fees and costs that your fund will bear.

What other proposals are being presented to shareholders at the special meeting?

In addition to being asked to approve a new management contract with Putnam Management, you are being asked to vote for the election of trustees and to authorize the Trustees to adopt an Amended and Restated Declaration of Trust for your fund. Shareholders of Putnam Dynamic Asset Allocation Conservative Fund are also being asked to approve an amendment to that fund’s fundamental investment restriction with respect to commodities, and shareholders of Putnam Global Consumer Fund and Putnam Global Financials Fund are also being asked to approve an amendment to those funds’ fundamental investment policies with respect to diversification of investments.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of the Putnam funds for use at the special meeting of shareholders of each fund to be held on Thursday, February 27, 2014 and, if your fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of a Special Meeting (see previous pages). The Notice of a Special Meeting, the proxy card and this proxy statement are being mailed beginning on or about December 23, 2013.

How do your fund’s Trustees recommend that shareholders vote on the proposals?

The Trustees unanimously recommend that you vote FOR each proposal.

Please see the table beginning on page [ ] for a list of the affected funds for each proposal.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on Monday, December 2, 2013 (the “Record Date”) are entitled to be present and to vote at the special meeting or any adjournment.

The number of shares of each fund outstanding on the Record Date is shown in Appendix A. Each share is entitled to one vote, with fractional shares voting proportionately. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business comes before your fund’s special meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of each fund vote separately with respect to the proposal to approve a new management contract and the proposed changes in investment policies. Shareholders of all series of a trust vote together with respect to the other proposals. The name of each trust is indicated in bold in the Notice of a Special Meeting of Shareholders, with the funds that are series of that trust appearing below its name. The outcome of a vote affecting one fund does not affect any other fund, except where series of a trust vote together as a single class. No proposal is contingent upon the outcome of any other proposal.

3

The Proposals

1. APPROVING A NEW MANAGEMENT CONTRACT FOR YOUR FUND

Background Information

Putnam Management, your fund’s investment adviser, is majority owned (indirectly through other companies) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais controlled a majority of the voting shares of Power Corporation of Canada, directly and through holding companies that he controlled.

Since 1996, Mr. Desmarais’ two sons, Paul Desmarais, Jr. and André Desmarais, have managed the day-to-day affairs of Power Corporation of Canada, serving as Chairman and Co-Chief Executive Officer and President and Co-Chief Executive Officer, respectively. Until his death, The Honourable Paul G. Desmarais served as Director of Power Corporation of Canada and Chairman of the Executive Committee of the Board of Directors. He also served as Director of Power Financial Corporation, a majority-owned subsidiary of Power Corporation of Canada, and continued to exercise voting control over a majority of the voting shares of Power Corporation of Canada. However, he did not participate actively in the management or affairs of Putnam Investments, LLC, the parent company of Putnam Management (“Putnam Investments”). Paul Desmarais, Jr. and André Desmarais, in addition to their executive roles at Power Corporation of Canada, are active members of the Boards of Directors of numerous subsidiaries of Power Corporation of Canada, including Putnam Investments.

Following Mr. Desmarais’ death, voting control of the shares of Power Corporation of Canada that he owned directly and controlled indirectly was transferred to The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais. (This transfer of voting control of Power Corporation of Canada shares is referred to as the “Transfer” throughout this proxy statement.) There are five trustees of The Desmarais Family Residuary Trust, consisting of Mr. Desmarais’ two sons, Paul Desmarais, Jr. and André Desmarais, his widow, Jacqueline Desmarais, and Guy Fortin and Michel Plessis-Bélair. The family member trustees (or the family member successor trustees) effectively determine how the shares of Power Corporation of Canada owned or controlled by The Desmarais Family Residuary Trust will be voted.

The Transfer has not impacted the ownership of any of the companies owned, directly or indirectly, by Power Corporation of Canada. As indicated in the accompanying chart, Power Corporation of Canada continues to own a majority of the voting shares of Power Financial Corporation, which in turn owns a majority of the voting shares of Great-West Lifeco Inc. All of the voting shares of Putnam Investments are owned by Great-West Lifeco Inc. Putnam Investments, through a series of wholly-owned holding companies, is the sole owner of Putnam Management. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5. The address of Putnam Investments and Putnam Management is One Post Office Square, Boston, Massachusetts 02109.

4

Representatives of Power Corporation of Canada, Power Financial Corporation, and Great-West Lifeco have confirmed that the Transfer will not impact Putnam Investments’ operations. Paul Desmarais, Jr. and André Desmarais, who as trustees of The Desmarais Family Residuary Trust determine how to vote the shares of Power Corporation of Canada that are controlled by the trust, continue to serve as Co-Chief Executive Officers of Power Corporation of Canada and as Directors of Putnam Investments. In these roles, they will continue to oversee the operations and affairs of Power Corporation of Canada and its subsidiary companies, including Putnam Investments. Putnam Investments will continue to operate as a separate business unit within the Power Corporation of Canada group of companies, overseen by its separate Board of Directors, and will retain its existing management team. There are no current plans to make any changes to the operations of the funds as a result of the Transfer. In particular, the funds have been advised that there are no current plans to make changes with respect to existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders as a result of the Transfer. In addition, the Putnam brand, Putnam Investments’ current business strategy and Putnam Management’s investment management philosophy will not change as a result of the Transfer and there will not be any disruption or change for fund shareholders or the Putnam organization.

Although the Transfer is unrelated to, and will not have any impact on, the operations of Putnam Management and your fund, it is possible that the Transfer, as a technical matter under the 1940 Act, constitutes a “change of control” of Putnam Management. Under the 1940 Act, which regulates investment companies such as the Putnam funds, investment advisory contracts are required to terminate automatically when there is a change of control of the investment adviser. Fund shareholders must then approve new investment advisory contracts so that the fund may continue to receive advisory services.

The Interim Management Contracts

Each of the Putnam funds’ management contracts with Putnam Management terminates automatically in the event of an “assignment.” In light of the possibility that the Transfer constituted a change of control of Putnam Management and therefore an assignment of your fund’s management contract, Putnam Management is currently providing services to your fund under an interim management contract.

Rule 15a-4 under the 1940 Act allows an investment company to enter into an interim management contract with a maximum term of 150 days without first obtaining shareholder approval, so that the investment company may receive investment management services without interruption following an assignment of a previous management contract. Shortly after Mr. Desmarais’ death, the Putnam funds’ Board of Trustees met in person on October 18, 2013 and approved interim management contracts for each of the Putnam funds, effective as of October 8, 2013. Consistent with the 1940 Act and Rule 15a-4 thereunder, each interim management contract will continue in effect until the earlier to occur of (i) approval by a “majority of the outstanding voting securities,” as defined in the 1940 Act, of a new management contract and (ii) March 7, 2014, which is the 150th day after October 8, 2013, unless the Securities and Exchange Commission or its staff permit the contract to remain in effect for a longer period. Each fund’s interim management contract is identical to the contract it replaced, except for its date and the provisions regarding the term of the contract and for certain non-substantive changes.

The Proposed New Management Contract; Comparison with your Fund’s Prior Management Contract

To eliminate any ambiguity as to the status of your fund’s management contract, the Trustees have concluded that it is in the best interests of your fund’s shareholders to call a special meeting so that shareholders may approve a new management contract with Putnam Management and Putnam Management can continue as your fund’s investment adviser. At an in-person meeting on November 21 and 22, 2013, the Trustees unanimously approved, and recommend to the shareholders of each fund that they approve, a new management contract between each fund and Putnam Management. The form of the proposed new management contract for your fund is attached at Appendix B. You should refer to Appendix B for the complete terms of your fund’s proposed management contract.

The terms of the proposed new management contract (described generally below) are identical to those of the previous management contract except for the effective dates and initial term and for certain non-substantive changes. The date of each fund’s previous management contract, the date on which it was last submitted to a vote of shareholders, and the purpose of the submission is set forth in Appendix C.

Fees. There is no change in the rate of the fees that the funds will pay Putnam Management under the proposed new management contracts. The current fee schedule for investment management services and administrative services for each fund is set forth in Appendix D. The actual fees paid by some funds are subject to expense limitations, which are unaffected by the Transfer.

Investment Management Services. The proposed new management contract for your fund provides that Putnam Management will furnish continuously an investment program for the fund, determining what investments to purchase, hold, sell or exchange and what portion of the fund’s assets will be held uninvested, in compliance with the fund’s governing documents, investment objectives, policies and restrictions, and subject to the oversight and control of the Trustees. As indicated above, Putnam Management’s responsibilities under the proposed new management contract are identical to those under both the previous management contract and the current interim management contract.

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Putnam Management is authorized under the proposed new management contract to place orders for the purchase and sale of portfolio investments for your fund with brokers or dealers that Putnam Management selects. Putnam Management must select brokers and dealers, and place orders, using its best efforts to obtain for the funds the most favorable price and execution available, except that Putnam Management may pay higher brokerage commissions if it determines in good faith that the commission is reasonable in relation to the value of brokerage and research services provided by the broker or dealer (a practice commonly known as “soft dollars”). Putnam Management may make this determination in terms of either the particular transaction or Putnam Management’s overall responsibilities with respect to a fund and to other clients of Putnam Management for which Putnam Management exercises investment discretion. Putnam Management’s use of soft dollars is subject to policies established by the Trustees from time to time and applicable guidance issued by the Securities and Exchange Commission.

Delegation of Responsibilities. The proposed new management contract for your fund expressly provides that Putnam Management may, in its discretion and with the approval of the Trustees (including a majority of the Trustees who are not “interested persons”) and, if required, the approval of shareholders, delegate responsibilities under the contract to one or more sub-advisers or sub-administrators. The separate costs of employing any sub-adviser or sub-administrator must be borne by Putnam Management or the sub-adviser or sub-administrator, not by the fund. Putnam Management is responsible for overseeing the performance of any sub-adviser or sub-administrator and remains fully responsible to the fund under the proposed new management contract regardless of whether it delegates any responsibilities.

At present, Putnam Management has delegated certain responsibilities to affiliated sub-advisers, as described below under the heading “Sub-Adviser Arrangements.” The sub-management and sub-advisory contracts governing these arrangements, like the management contracts, terminate upon a change of control of Putnam Management. In connection with their approval of the interim management contracts, the Trustees approved the continuance of the existing sub-management and sub-advisory contracts with these sub-advisers at their in-person meeting held on October 18, 2013. If your fund’s shareholders approve the proposed new management contract, pursuant to the new management contract Putnam Management will enter into equivalent sub-management and sub-advisory contracts with these affiliated sub-advisers, effective at the time the new management contract becomes effective. See “Sub-Adviser Arrangements” below for a description of the sub-advisers, and see Appendix E for copies of the current sub-management and sub-advisory contracts. The new sub-management and sub-advisory contracts will be identical to the current sub-management and sub-advisory contracts except for their effective dates and initial term. Consistent with current law and interpretations of the Securities and Exchange Commission staff, it is not necessary for shareholders to approve the sub-management and sub-advisory contracts. (Shareholder approval would be required were Putnam Management to delegate any of its advisory responsibilities to advisers that are not subsidiaries of Putnam Investments.) Shareholders should be aware that a vote to approve your fund’s new management contract will have the effect of voting for the continuation of these arrangements.

Administrative Services. Like the previous management contract and the current interim management contract, the proposed new management contract provides that Putnam Management will manage, supervise and conduct the other (i.e., non-investment) affairs and business of each fund and incidental matters. These administrative services include providing suitable office space for the fund and administrative facilities, such as bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the fund’s affairs, including determination of the net asset value of the fund, but excluding shareholder accounting services.

Putnam Management has delegated certain administrative, pricing and bookkeeping services to State Street Bank and Trust Company. This delegation was not affected by the Transfer.

Expenses. Like the previous management contract and the current interim management contract, the proposed new management contract requires Putnam Management to bear the expenses associated with (i) furnishing all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, (ii) providing suitable office space for each fund and (iii) providing administrative services. The proposed new management contract also provides that the fund will pay the fees of its Trustees and will reimburse Putnam Management for compensation paid to officers and persons assisting officers of the fund, and all or part of the cost of suitable office space, utilities, support services and equipment used by such officers and persons, as the Trustees may determine. Under this provision, the fund will bear the costs of the Trustees’ independent staff, which assists the Trustees in overseeing each of the funds.

Term and Termination. If approved by shareholders of your fund, the proposed new management contract will become effective upon its execution and will remain in effect continuously, unless terminated under the termination provisions of the contract. Like the previous management contract and the current interim management contract, the proposed new management contract provides that the management contract may be terminated at any time, by either Putnam Management or the fund by not less than 60 days’ written notice to the other party and without the payment of any penalty by Putnam Management or the fund. A fund may effect termination by vote of a majority of its Trustees or by the affirmative vote of a “majority of the

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outstanding voting securities” of the fund, as defined in the 1940 Act. The proposed new management contract also will terminate automatically in the event of its “assignment.”

The proposed new management contract will, unless terminated as described above, continue until June 30, 2014 and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees of the fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the fund and (ii) a majority of the Trustees who are not “interested persons” of the fund or of Putnam Management, by vote cast in person at a meeting called for the purpose of voting on such approval.

Limitation of Liability. Under the proposed new management contract, Putnam Management is not liable to a fund or to any shareholder of the fund for any act or omission in the course of, or connected with, rendering services under the proposed management contract, unless there is willful misfeasance, bad faith or gross negligence on the part of Putnam Management or reckless disregard of its obligations and duties under the proposed management contract.

As required under each fund’s Declaration of Trust, the proposed new management contract contains a notice provision stating that the fund’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and that the proposed management contract is executed on behalf of the Trustees as Trustees of the fund and not individually. Also, the fund’s obligations arising out of the proposed management contract are limited only to the assets and property of the fund and are not binding on any of the Trustees, officers or shareholders individually.

Amendments; Defined Terms. The proposed new management contract may only be amended in writing, and any amendments must be approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretations of the Securities and Exchange Commission or its staff. Similarly, certain terms used in the proposed new management contract are used as defined in the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

Sub-Adviser Arrangements

Sub-Management Contract. Putnam Management has retained an affiliate, Putnam Investments Limited (“PIL”), as the sub-manager for a portion of the funds’ assets as determined by Putnam Management from time to time (an “Allocated Sleeve”). PIL is currently authorized to serve as the sub-manager, to the extent determined by Putnam Management from time to time, for each of the funds. PIL is a wholly owned subsidiary of The Putnam Advisory Company, LLC (“PAC”), which is itself a subsidiary of Putnam Investments.

PIL serves as sub-manager for the funds under a sub-management contract between Putnam Management and PIL. Under the sub-management contract, Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rates set forth in the accompanying table, in each case measured as a percentage of the average aggregate net asset value of assets invested in an Allocated Sleeve.

Fee	Funds Covered by Sub-Management Fee

0.40%	Putnam Arizona Tax Exempt Income Fund	Putnam Municipal Opportunities Trust
	Putnam California Tax Exempt Income Fund	Putnam Michigan Tax Exempt Income Fund
	Putnam Diversified Income Trust	Putnam Minnesota Tax Exempt Income Fund
	Putnam Emerging Markets Income Fund	Putnam New Jersey Tax Exempt Income Fund
	Putnam Floating Rate Income Fund	Putnam New York Tax Exempt Income Fund
	Putnam Intermediate-Term Municipal Income Fund	Putnam Ohio Tax Exempt Income Fund
	The George Putnam Fund of Boston	Putnam Pennsylvania Tax Exempt
	(d/b/a George Putnam Balanced Fund)	Income Fund
	Putnam Global Income Trust	Putnam Premier Income Trust
	Putnam High Income Securities Fund	Putnam Tax Exempt Income Fund
	Putnam High Yield Advantage Fund	Putnam AMT-Free Municipal Fund
	Putnam High Yield Trust	Putnam Tax-Free High Yield Fund
	Putnam Managed Municipal Income Trust	Putnam VT Diversified Income Fund
	Putnam Massachusetts Tax Exempt Income Fund	Putnam VT High Yield Fund
	Putnam Master Intermediate Income Trust	Putnam VT George Putnam Balanced Fund

0.25%	Putnam American Government Income Fund	Putnam Tax Exempt Money Market Fund
	Putnam Income Fund	Putnam U.S. Government Income Trust
	Putnam Money Market Fund	Putnam VT American Government Income Fund
	Putnam Short Duration Income Fund	Putnam VT Income Fund
	Putnam Short-Term Municipal Income Fund	Putnam VT Money Market Fund

0.20%	Putnam Money Market Liquidity Fund
Putnam Short Term Investment Fund

0.35%	All other funds

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Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for the portion of each fund that Putnam Management allocates to PIL from time to time and makes investment decisions on behalf of these portions of the fund, subject to Putnam Management’s supervision. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including order placement with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL is not subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of PIL’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not less than 30 days’ nor more than 60 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Sub-Advisory Contract. PAC has been retained as a sub-adviser for a portion of the assets of the funds identified in the accompanying table (collectively referred to herein as the “PAC Funds”) as determined from time to time by Putnam Management or, with respect to portions of such fund’s assets for which PIL acts as sub-adviser as described above, by PIL.

The following is a complete list of the PAC Funds:

Putnam Absolute Return 100 Fund	Putnam Global Natural Resources Fund
Putnam Absolute Return 300 Fund	Putnam Global Sector Fund
Putnam Absolute Return 500 Fund	Putnam Global Technology Fund
Putnam Absolute Return 700 Fund	Putnam Global Telecommunications Fund
Putnam Asia Pacific Equity Fund	Putnam Global Utilities Fund
Putnam Capital Spectrum Fund	Putnam International Equity Fund
Putnam Dynamic Asset Allocation Balanced Fund	Putnam International Growth Fund
Putnam Dynamic Asset Allocation Conservative Fund	Putnam International Value Fund
Putnam Dynamic Asset Allocation Equity Fund	Putnam Research Fund
Putnam Dynamic Asset Allocation Growth Fund	Putnam Retirement Income Fund Lifestyle 2
Putnam Emerging Markets Equity Fund	Putnam Retirement Income Fund Lifestyle 3
Putnam Equity Spectrum Fund	Putnam VT Absolute Return 500 Fund
Putnam Europe Equity Fund	Putnam VT Global Asset Allocation Fund
Putnam Global Consumer Fund	Putnam VT Global Equity Fund
Putnam Global Dividend Fund	Putnam VT Global Health Care Fund
Putnam Global Energy Fund	Putnam VT Global Utilities Fund
Putnam Global Equity Fund	Putnam VT International Equity Fund
Putnam Global Financials Fund	Putnam VT International Growth Fund
Putnam Global Health Care Fund	Putnam VT International Value Fund
Putnam Global Industrials Fund	Putnam VT Research Fund

PAC serves as sub-adviser under the sub-advisory contract. Pursuant to the terms of the sub-advisory contract, Putnam Management or, with respect to portions of a PAC Fund’s assets for which PIL acts as sub-adviser, PIL (and not the fund) pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of such fund with respect to which PAC acts as sub-adviser.

Under the terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of a fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable, and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as applicable. PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-advisory contract provides that PAC is not subject to any liability to Putnam Management, PIL, a PAC Fund or any shareholder of such fund for any act or omission in the course of or connected with rendering services to the fund in the absence of PAC’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

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The sub-advisory contract may be terminated without penalty by vote of the Trustees or the shareholders of the relevant PAC Fund, or by PAC, PIL or Putnam Management, on not less than 30 days’ nor more than 60 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the PAC fund. The sub-advisory contract provides that it will continue in effect only so long as its continuance is approved at least annually by vote of either the Trustees or shareholders of the respective PAC Fund and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the PAC Fund. In each of the foregoing cases, the vote of the shareholders of a PAC Fund is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

To the extent that the Transfer may have constituted a “change of control” of Putnam Management, terminating automatically the funds’ previous management contracts, then the funds’ sub-management contract and the sub-advisory contract would also have terminated. To ensure that your fund did not lose the benefit of PIL’s or PAC’s services, at their in-person meeting held on October 18, 2013, the Trustees approved the continuance of the sub-management contract with PIL and the sub-advisory contract with PIL and PAC. The sub-management contract and sub-advisory contract are not interim in nature and will continue in effect through June 30, 2014. However, as described above, Putnam Management, PIL and PAC intend to enter into new sub-management and sub-advisory contracts contemporaneously with the execution of the proposed new management contracts if the new management contracts are approved by fund shareholders. See Appendix E for copies of the current sub-management and sub-advisory contracts.

What did the Trustees consider in evaluating the proposed new management contracts?

In considering whether to approve the proposed new management contracts, as well as the interim management contracts, the Trustees took into account that they had recently approved the annual continuation of all of the previous management contracts and the sub-management and sub-advisory contracts for the Putnam funds in June 2013. That approval, on which the Trustees voted at an in-person meeting held on June 20 and 21, 2013, followed a lengthy process during which the Trustees considered a variety of factors that the Trustees considered to have a bearing on the contracts. Appendix F contains a general description of the Trustees’ deliberations.

At their in-person meeting on October 18, 2013, the Trustees, including the Trustees who are not “interested persons” as defined in the 1940 Act, considered the potential implications of Mr. Desmarais’ death and the Transfer. To address the possibility that the Transfer constituted an assignment of the funds’ management contracts, on October 18, 2013, the Trustees unanimously voted to approve interim management contracts for the funds. The Trustees considered that, except for the effective date (October 8, 2013) and duration (until the earlier of either (i) March 7, 2014 (which, pursuant to Rule 15a-4 under the 1940 Act, represents the maximum allowable 150-day duration of an interim management contract) or (ii) the effective date of new management contracts that have been approved by fund shareholders, unless the Securities and Exchange Commission or its staff permits the contracts’ continuance through a later date), the interim management contracts were identical to the funds’ previous management contracts. Under the interim management contracts, Putnam Management provides investment advisory services to each fund on essentially the same terms and conditions, and for the same fees, as it did under the previous management contracts.

On November 21 and 22, 2013, the Trustees met in person to discuss further the Transfer and the possibility that a change of control of Putnam Management had occurred. The Trustees considered the approval of new management contracts for each fund, proposed to become effective upon their execution following approval by shareholders, as well as calling a special meeting of fund shareholders and filing a preliminary proxy statement. They reviewed the terms of the proposed new management contracts and the disclosure included in the preliminary proxy statement. They noted that, as described above, the terms of the proposed new management contracts were identical to the previous management contracts, except for the effective dates and initial terms and for certain non-substantive changes. In particular, the Trustees considered:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Cana-da’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada, Power Financial Corporation, and Great-West Lifeco that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and

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its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• The commitment of Putnam Investments to bear a reasonable share of the expenses incurred by the Putnam funds in connection with the Transfer, including one-half of the costs associated with this proxy solicitation (see page [ ] below).

Based upon the foregoing considerations, the Trustees concluded that, to eliminate any ambiguity as to the status of your fund’s management contract, it was in the best interests of your fund’s shareholders to call a special meeting so that shareholders may approve a new management contract with Putnam Management and Putnam Management can continue as your fund’s investment adviser. On November 22, 2013, the Trustees, including all of the Trustees present who are not “interested persons” of the funds or Putnam Investments, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

What is the voting requirement for approving the proposal?

Approval of your fund’s proposed new management contract requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the special meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy. The Trustees unanimously recommend that shareholders vote FOR the proposed new management contracts.

2. ELECTING TRUSTEES

Affected funds: All open-end funds (i.e. all funds except Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust)

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Board is responsible for making recommendations concerning the nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of your fund. Those Trustees who are not “interested persons” of your fund are referred to as “Independent Trustees” in this Section II. of this proxy statement.

The Board, based on the recommendation of the Board Policy and Nominating Committee, has fixed the number of Trustees of your fund at 14 and recommends that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. Except for Putnam Asia Pacific Equity Fund and Putnam International Value Fund, each of which held a special meeting in 2011, the last such meeting was held in 2009.

Biographical Information For The Fund’s Nominees.

The Board’s nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past 5 years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. As of September 30, 2013, there were 116 Putnam funds.

Independent Trustees

Liaquat Ahamed (Born 1952)
Trustee since 2012

Mr. Ahamed is the Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World. His articles on economics have appeared in the New York Times, Foreign Affairs, and the Financial Times.

Mr. Ahamed serves as a director of Aspen Insurance Co., a New York Stock Exchange company, and is the Chair of the Aspen Board’s Investment Committee. He is a Trustee of the Brookings Institution, where he serves as Chair of the Investment Committee. He is also a director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions. Mr. Ahamed was previously the Chief Executive Officer of Fischer Francis Trees & Watts, Inc., a fixed income investment management subsidiary of BNP Paribas. He was formerly the head of the investment division at the World Bank, and is a member of the Foreign Affairs Policy Board of the U.S. Department of State.

Mr. Ahamed holds a B.A. in economics from Trinity College, Cambridge University and an M.A. in economics from Harvard University.

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Ravi Akhoury (Born 1947)
Trustee since 2009

Mr. Akhoury serves as a Trustee of the Rubin Museum, serving on the Investment Committee, and of the American India Foundation. Mr. Akhoury is also a Director of RAGE Frameworks, Inc. and English Helper, Inc. (each a private software company).

Previously, Mr. Akhoury served as a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and a member of its Compensation Committee. He was also a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee member of Fischer Francis Trees & Watts, a fixed income investment management firm. He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation Committees, and as a Director and member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Barbara M. Baumann (Born 1955)
Trustee since 2010

Ms. Baumann is President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Ms. Baumann currently serves as a Director of SM Energy Company (a publicly held U.S. exploration and production company) and UNS Energy Corporation (a publicly held electric and gas utility in Arizona). She is a director of Cody Resources management (a private company in the energy and ranching businesses). Ms. Baumann is a Trustee of Mount Holyoke College. She is a former Chair of the Board and a current Board member of Girls Inc. of Metro Denver, and serves on the Finance Committee of The Children’s Hospital of Colorado, as well as the Investment Committee of The Denver Foundation.

Until May 2012, Ms. Baumann was a Director of CVR Energy (a publicly held petroleum refiner and fertilizer manufacturer). Prior to 2003, Ms. Baumann was Executive Vice President of Associated Energy Managers, a domestic private equity firm. From 1981 until 2000, she held a variety of financial and operational management positions with the global energy company Amoco Corporation and its successor, BP, most recently serving as Commercial Operations Manager of its Western Business Unit. Ms. Baumann holds an M.B.A. from The Wharton School of the University of Pennsylvania and a B.A. from Mount Holyoke College.

Jameson A. Baxter (Born 1943)
Trustee since 1994, Vice Chair from 2005 to 2011 and Chair since 2011

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as Chair of the Mutual Fund Directors Forum, Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter. Until 2011, Ms. Baxter was a director of ASHTA Chemical, Inc. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. She has also served as a director on a number of other boards, including BoardSource (formerly the National Center for Nonprofit Boards), Intermatic Corporation (a manufacturer of energy control products), and MB Financial. She is Chair Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chair for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)
Trustee since 2001

Mr. Curtis serves as Senior Advisor to the Center for Strategic and International Studies and is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues).

Mr. Curtis is a member of the Council on Foreign Relations and the U.S. State Department International Security Advisory Board. He also serves as a Director of Edison International and Southern California Edison.

Mr. Curtis is an attorney with over 15 years in private practice and 19 years in various positions in public service, including service at the Department of Treasury, the U.S. House of Representatives, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and the Department of Energy.

Robert J. Darretta (Born 1946)
Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement functions. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two

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years as Treasurer of the corporation and over 10 years leading various Johnson & Johnson operating companies. From 2009 until 2012, Mr. Darretta served as the Health Care Industry Adviser to Permira, a global private equity firm.

Mr. Darretta received a B.S. in Economics from Villanova University.

Katinka Domotorffy (Born 1975)
Trustee since 2012

Ms. Domotorffy is a voting member of the Investment Committee of the Anne Ray Charitable Trust, part of the Margaret A. Cargill Philanthropies. She also serves as the Vice Chair of Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy.

Until December 2011, Ms. Domotorffy was Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Ms. Domotorffy holds a BSc in Economics from the University of Pennsylvania and an MSc in Accounting and Finance from the London School of Economics.

John A. Hill (Born 1942)
Trustee since 1985 and Chairman from 2000 to 2011

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the world-wide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Hong Kong, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation (a leading independent natural gas and oil exploration and production company) and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)
Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is the Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT), where he joined the faculty in 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission, oil pipelines, and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the Board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published seven books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — having served as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Kenneth R. Leibler (Born 1949)
Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston. He is also a Director of Northeast Utilities, which operates New England’s largest energy delivery system, and, until November 2010, was a Director of Ruder Finn Group, a global communications and advertising firm. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

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Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diver-sified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson (Born 1945)
Trustee since 1984

Mr. Patterson is Co-Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate) and Chairman of its Investment Committee.

Mr. Patterson is past Chairman and served as a Trustee of the Joslin Diabetes Center. He previously was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)
Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of Epiphany School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Prior to June 2007, Mr. Putnam was President of the Putnam funds. Until 2010, he was a Trustee of St. Mark’s School, until 2006, he was a Trustee of Shore Country Day School, and until 2002, he was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

W. Thomas Stephens (Born 1942)
Trustee from 1997 to 2008, and since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, LLC (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). Until 2010, Mr. Stephens was a Director of Boise Inc. (a manufacturer of paper and packaging products). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation (a manufacturing company). He holds B.S. and M.S. degrees from the University of Arkansas.

Interested Trustee*

Robert L. Reynolds (Born 1952)
Trustee since 2008 and President of the
Putnam funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute and Boston Chamber of Commerce. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness, and he is a former President of the Commercial Club of Boston.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

* Trustee who is an “interested person” as defined in the 1940 Act of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his position as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments and the President of your fund and each of the other Putnam funds.

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The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the Board of Trustees for its approval. In recommending the election or appointment of the current Board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee’s record of service as a director or trustee of public and private organizations. This included, as applicable, their previous service as a member of the Board of Trustees of the Putnam funds, during which they have demonstrated a high level of diligence and commitment to the interests of fund shareholders and the ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees.

Independent Trustees:

Liaquat Ahamed — Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury — Mr. Akhoury’s experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann — Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of three NYSE companies.

Jameson A. Baxter — Ms. Baxter’s experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Charles B. Curtis — Mr. Curtis’s experience in public and regulatory policy matters relating to energy and finance acquired in the course of his service in various senior positions in government and on numerous boards of public and private organizations.

Robert J. Darretta — Mr. Darretta’s experience as the Chief Financial Officer and Vice Chairman of the board of a major NYSE health products company.

Katinka Domotorffy — Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill — Mr. Hill’s experience as founder and Chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

Paul L. Joskow — Dr. Joskow’s education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler — Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson — Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III — Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens — Mr. Stephens’s extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee:

Robert L. Reynolds — Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as the President and Chief Executive Officer of Putnam Investments.

Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the special meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for your fund.

What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, distribution and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes if they deem it appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Board Leadership Structure. Currently, 13 of the 14 Trustees of your fund are Independent Trustees. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position

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to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. An Independent Trustee currently serves as chair of the Board.

Board Committees. Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. Certain committees (the Executive Committee, Distributions Committee and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s auditors, independent staff and counsel as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund’s affairs. While risk management is the primary responsibility of the fund’s investment manager, the Trustees regularly receive reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund’s investment manager how it monitors and controls such risks.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the Putnam funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ auditors, including their independence. Information about the fees billed to the fund by the funds’ auditors, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ auditors, is included in Appendix G of this proxy statement. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Exchange Act, and the listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam/. The Committee currently consists of Messrs. Leibler (Chairperson), Curtis, Darretta and Hill and Mses. Baumann and Domotorffy.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board and its committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of each fund’s shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each Board committee. The Committee also identifies prospective nominees for election as Trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board and its committees at that point in time and (viii) overall Board composition. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for Trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled “Date for receipt of shareholders’ proposals

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for subsequent meetings of shareholders” in the section “Further Information About Voting and the Special Meeting,” and provided the shareholders’ recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act.

The Committee consists only of Independent Trustees. The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a current copy of which is available at putnam.com/about-putnam/. The Board Policy and Nominating Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the Putnam funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter and Messrs. Ahamed, Akhoury, Patterson, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the Putnam funds, (ii) the expenditure of the funds’ assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mr. Patterson (Chairperson), Dr. Joskow, Ms. Baxter and Messrs. Ahamed, Akhoury, Putnam and Stephens.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the Putnam funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Ms. Baumann (Chairperson), Ms. Domotorffy and Messrs. Curtis, Darretta, Hill and Leibler.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Putnam funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board, and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Hill, Leibler, Patterson and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Akhoury (Chairperson), Ahamed, Darretta, Hill, Patterson and Reynolds and Ms. Baxter. Investment Oversight Committee B currently consists of Messrs. Putnam (Chairperson), Curtis, Leibler and Stephens, Dr. Joskow and Mses. Baumann and Domotorffy.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Darretta (Chairperson), Curtis, Hill and Leibler and Mses. Baumann and Domotorffy.

How large a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The number of shares beneficially owned by each nominee for Trustee, as well as the value of each nominee’s holdings in each fund and in all of the Putnam funds as of September 30, 2013 is included in Appendix H. As a group, the Trustees owned shares of the Putnam funds valued at approximately $[[ ]] million, as of September 30, 2013.

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As of September 30, 2013, to the knowledge of your fund, each Trustee, and the officers and Trustees of the fund as a group, owned less than 1% of the outstanding shares of each class of each fund, except as listed in Appendix H.

How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam funds
Attention: “Board of Trustees” or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

How often do the Trustees meet?

The Trustees currently hold regular in-person meetings eight times each year, usually over a two-day period, to review the operations of the Putnam funds. A portion of these meetings is devoted to meetings of various committees of the Board that focus on particular matters. Each Independent Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail on at least an annual basis. The committees of the Board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2012, the average Trustee participated in approximately 37 committee and Board meetings.

The number of times each committee met during calendar year 2012 is shown in the table below:

Audit and Compliance Committee	8

Board Policy and Nominating Committee	8

Brokerage Committee	5

Contract Committee	8

Distributions Committee	8

Executive Committee	3

Investment Oversight Committees A	8

Investment Oversight Committee B	8

Pricing Committee	8

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings, although, where possible, the Chair of the Trustees generally seeks to attend all meetings involving non-routine business matters. With the exception of Putnam Asia Pacific Equity Fund, Putnam High Income Securities Fund, Putnam International Value Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust, your fund’s Trustees other than John A. Hill did not attend the last shareholder meeting of your fund. The Trustees are generally represented at routine shareholder meetings by their independent staff and independent counsel.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by reviewing your fund’s investment performance with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management, if appropriate, to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of your fund;

• by monitoring potential conflicts of interest between the Putnam funds, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

What are the Trustees paid for their services?

Each Independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees. All of the current Independent Trustees of the fund are Trustees of all of the Putnam funds and receive fees for their services.

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The Trustees periodically review their fees to ensure that the fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting. The table found in Appendix I includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to October 1, 2013) and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2012.

Under a Retirement Plan in effect for Trustees of the Putnam funds elected to the Board before 2003 (the “Plan”), each eligible Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

Why should you vote for your fund’s nominees?

Your current Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

Independent

• The Chair of your fund, Jameson Baxter, is independent of Putnam Management and has served on the Board for nearly 20 years. She also serves as the Chair of the Mutual Fund Directors Forum, which provides educational and outreach programs for independent directors;

• 13 of the 14 Trustees are independent of Putnam Management; and

• The Independent Trustees are assisted by an independent administrative staff and legal counsel who are selected by the Independent Trustees and are independent of Putnam Management.

Highly Qualified

• The Trustees have significant current and past related industry experience, and have a demonstrated history of actively pursuing the interests of the fund’s shareholders; and

• The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, energy, health care, manufacturing, national security and real estate; and

Strong Governance Practices

• The Board includes a combination of long-tenured and newer members, bringing diverse perspectives to fund oversight;

• The Board has a well-established committee and oversight structure for the Putnam funds, including your fund, which has been developed over a long period of time; and

• The fund does not have a staggered board structure or other takeover defenses.

What is the voting requirement for electing Trustees?

All of the funds within a trust will vote together on the election of Trustees as a single class. If a quorum for your trust is present at the special meeting, the fourteen nominees for election as Trustees who receive the greatest number of votes cast at the meeting will be elected as Trustees of your trust. The table in Appendix N includes each Trust, and if applicable, its constituent series. The Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

3. APPROVING AN AMENDED AND RESTATED DECLARATION OF TRUST FOR YOUR FUND

Affected funds: All open-end funds (i.e. all funds except Putnam High Income Securities Fund, Putnam Managed Municipal Income Fund, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust)

Each Putnam fund is organized as a series of a Massachusetts business trust or as a stand-alone Massachusetts business trust (each, a “Trust”). Each Trust is governed by a declaration of trust established under the laws of The Commonwealth of Massachusetts. The declaration of trust sets forth, among other things, details regarding the organization and operation of a fund, shareholder rights, powers of the Trustees and the characteristics of fund shares.

The Putnam funds affected by this proposal currently operate under thirty-eight distinct declarations of trust (each a “Current Declaration” and together, the “Current Declarations”). The Current Declarations were created at different times in the past and differ from each other in a number of ways. These differences create certain inefficiencies in the operations of the Putnam funds that can be disadvantageous to the funds and their shareholders. In addition, the terms of many of the Current Declarations do not provide for the flexibility and the

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same limitations of liabilities that more recent declarations of trust provide to many other mutual funds organized as Massa-chusetts business trusts and to their trustees and officers. The Trustees of your fund believe that the adoption of a single form of Amended and Restated Declaration of Trust (the “Revised Declaration”) for each Trust will, among other things: (i) provide the Trustees and Putnam Management increased flexibility in managing the affairs of the funds in an efficient and cost-effective manner in the best interests of shareholders; (ii) modernize and streamline certain corporate governance provisions, potentially resulting in a reduction or elimination of costs and delays over time and a reduction in the risks and costs of litigation; and (iii) eliminate certain ambiguities in and among the Current Declarations. On the basis of these and other considerations noted below, the Trustees recommend that shareholders of your Fund vote to authorize the Trustees to adopt the Revised Declaration, a form of which is included herein as Appendix M.

The discussion below highlights certain differences between the Current Declarations and the Revised Declaration. The most significant changes are described below under the caption “Significant Changes.” There are other differences between the Revised Declaration and the Current Declarations, mostly in the nature of clarifying and conforming changes, certain of which are described below under the caption “Other Changes.” Because there are many variations among the Current Declarations, not all of the changes described below will necessarily pertain to your fund. In addition, not all of the differences between the Current Declarations and the Revised Declaration are described below, so you should carefully review the form of the Revised Declaration in Appendix M. For a copy of your fund’s Current Declaration, you may call Putnam Investments at (800) 225-1581. Your fund’s Current Declaration is also on file with the Secretary of the Commonwealth of Massachusetts.

Significant Changes

1. Class Reorganizations and Terminations (all funds)

Each Current Declaration permits the Trustees to divide the shares of any series into one or more classes. The Trustees have historically used this power to create classes of shares that reflect different methods of distribution. It may be desirable at some point in the future for the Trustees discontinue certain share classes, in which case it may be desirable to reorganize the shares of a discontinued class with another series or class or to liquidate the shares of such class. The Revised Declaration (Article III, Section 1) clarifies the Trustees’ authority to combine shares of two or more classes of a fund into a single class without shareholder approval. Likewise, the Revised Declaration (Article IX, Section 5) permits the Trustees to authorize the reorganization of a class (by way of merger, consolidation or sale of assets) with another entity (including another series or class) without shareholder approval to the extent permitted by law. Finally, the Revised Declaration permits the Trustees to terminate and liquidate a particular class without shareholder approval. These additional powers are intended to provide the Board the flexibility to implement changes in a fund’s class structure that it believes to be in the shareholders’ best interests, without causing the funds to incur the time and expense of soliciting shareholder approval. Putnam Management has advised the Trustees that it has no present intention of proposing any changes in the current class structure of the funds.

2. Derivative Actions and Exclusive Selection of Forum for Certain Shareholder Actions (all funds)

The Revised Declaration (Article III, Section 6) provides that a shareholder may not bring or maintain any court action, proceeding or claim on behalf of a Trust without first making demand on the Trustees requesting the Trustees to bring the action. The Current Declarations do not contain a similar provision, although Massachusetts courts have generally imposed a similar demand requirement in the past based on the Trustees’ inherent authority to manage all affairs of the Trust, including the bringing of litigation on behalf of the Trust. This requirement also conforms to a recent change in Massachusetts law applicable to business corporations requiring that demand be made in all circumstances. The requirement for shareholder demand is intended to prevent the potential disruption and expense that could result when a shareholder attempts to bring a suit that the Trustees in their judgment do not believe would be in the best interests of a Trust. The effect of these changes may be to discourage suits brought on behalf of the funds by shareholders against Putnam Management or the Trustees, but is not intended to affect any right of shareholders to bring actions in their own name.

The Revised Declaration (Article III, Section 7) also provides that any action brought by a shareholder seeking to enforce any right or privilege of shareholders under the Revised Declaration, challenging the powers of the Trustees thereunder, alleging a breach of fiduciary duty by any Trustee or officer of a Trust, or otherwise involving primarily the internal affairs of a Trust may be brought only in the courts of The Commonwealth of Massachusetts. The Current Declarations do not contain a similar provision. This proposed change is intended to ensure that the courts of The Commonwealth of Massachusetts will be the exclusive forum in which certain lawsuits against a fund, its Trustees or officers may be brought. In recent years, lawsuits against mutual funds and their officers and directors have often been brought and decided outside of a fund’s state of organization. Forum selection provisions can benefit funds and their shareholders by reducing the cost and disruption of multi-forum litigation (i.e., litigation brought by shareholders simultaneously in different forums that challenges the same action) and limiting the ability of plaintiffs’ lawyers to seek out judicial forums that are particularly favorable to plaintiffs’ actions, sometimes referred to as “forum shopping.” Forum selection provisions are intended to permit a fund and its shareholders to benefit from the special expertise and long history of Massachusetts courts in dealing with declarations of trust governing the affairs of entities organized as Massachusetts business trusts. This provision would not, however, limit the

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ability of plaintiffs to bring actions outside of Massachusetts with respect to claims that do not fall within the scope of the forum selection provision, such as claims based on violations of federal securities law, contract claims or tort claims.

3. Removal of a Trustee (all funds)

The Revised Declaration (Article IV, Section 2) provides that a Trustee may be removed by the vote of two-thirds of the remaining Trustees or by the vote of two-thirds of a fund’s outstanding shares. Under the Current Declarations, the only mechanism for removing a Trustee is by the vote of two-thirds of the fund’s outstanding shares. This change is intended to increase administrative efficiency by providing Trustees the authority to remove a Trustee without causing the funds to incur the time and expense of soliciting shareholder approval. A Trustee would only be removed if the remaining Trustees deem such removal as necessary to ensure the effective operation of the Board or otherwise serve the best interests of shareholders, for example, to deal with the situation of a trustee who has become incapacitated, who refuses to resign in accordance with the Board’s retirement policy, or who has become involved in personal or business-related legal matters that could call into question his or her continuing fitness to serve. The ability of the Board to remove a Trustee without shareholder action is also consistent with recent changes in Massachusetts law applicable to business corporations.

4. Involuntary Redemptions (all funds)

The Current Declarations generally provide that the Trustees have the power to redeem the shares of any shareholder if either (i) the shareholder owns fewer shares than, or shares having an aggregate net asset value less than, an amount determined from time to time by the Trustees (the current minimum is 20 shares) or (ii) the shareholder owns shares of the fund in excess of a maximum amount set by the Trustees. In addition to these circumstances, the Revised Declaration (Article VI, Section 3) permits a fund to make involuntary redemptions in certain additional circumstances, including: (i) if a shareholder fails to supply appropriate personal and tax identification information requested by the fund; (ii) if a shareholder fails to meet or maintain the qualifications for ownership of a particular series or class; (iii) to collect a small account fee imposed on certain accounts (as described further below); or (iv) if the Trustees determine for any other reason, in their sole discretion, that the ownership of fund shares by a shareholder is not in the best interests of the remaining shareholders of the Trust or of the applicable series or class. A fund will provide advance notice to a shareholder of the intention to redeem shares involuntarily.

It is common for mutual funds to pay transfer agent and other shareholder servicing costs that are incurred in whole or in part on a per account basis. As a result, having a large number of relatively small shareholder accounts can potentially increase a fund’s expense ratio, with larger shareholders bearing a disproportionate amount of such costs. The Current Declarations already permit the Trustees to redeem all shares held in an account falling below a number fixed by the Trustees. The Revised Declaration would provide the Trustees the additional flexibility to impose fees on accounts that do not meet a minimum investment amount and to redeem shares in any such account in an amount required to pay such fees. This would allow a fund to cause those shareholders who maintain small accounts to bear a fair portion of the costs of maintaining small accounts in lieu of redeeming such accounts altogether. A fund will provide advance notice to shareholders of its intention to impose fees on accounts that do not exceed a minimum investment size. Any such action would be subject to approval by the Trustees on such terms as they consider to be in the best interests of all shareholders.

5. Indemnification of Trustees, Officers, etc. (all funds)

The Revised Declaration (Article VIII, Section 2) modifies certain provisions relating to the availability of indemnification to the Trust’s Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (each a “Covered Person”). Under the Revised Declaration, a Covered Person would not be indemni-fied with respect to any matter as to which such person had been finally adjudicated (i) not to have acted in good faith, (ii) not to have acted in the reasonable belief that his or her action was in the best interest of a Trust or at least was not opposed to the best interest of the Trust, (iii) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful, or (iv) to be liable by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (referred to below as “Disabling Conduct”). The Current Declarations contain a similar provision but do not expressly permit indemnification in circumstances where such person has been finally adjudicated to have acted in good faith in the reasonable belief that his or her action was not opposed to the best interest of the Trust. The Current Declarations also do not contain the exception noted above for criminal proceedings. These changes are intended to conform to recent changes in law applicable to Massachusetts corporations.

The Revised Declaration (Article VIII, Section 1) also adds a provision that creates a rebuttable presumption in favor of a Covered Person when determining whether there is reason to believe the Covered Person ultimately will be entitled to indem-nification and hence may receive advancements of expenses in connection with indemnification. The Revised Declaration provides that the persons making determinations concerning advance payments will afford the Covered Person a rebuttable presumption that he or she did not engage in Disabling Conduct. This rebuttable presumption is consistent with recent guidance of the Securities and Exchange Commission staff. The Revised Declaration both provides greater certainty to Trustees and other indemnified persons as to the circumstances where they might be denied indemnification, and makes it less likely in most circumstances that a Covered Person will be denied

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indemnification. The Trustees believe that providing for indem-nification to the extent permitted by law is consistent with best corporate practices and will aid in attracting and retaining high quality members of the Board.

6. Limitation of Liability (all funds)

The Revised Declaration (Article VIII, Sections 1 and 2) clari-fies that the duties, obligations and liability imposed upon a Trustee that is appointed, designated or identified as an officer of the fund or a member of any committee of the Trustees, or as an expert with respect to certain matters (including an audit committee financial expert), or a Trustee who has special skills or expertise shall be the same as those imposed on a Trustee in the absence of such appointment, designation, identifica-tion or expertise. The Revised Declaration also clarifies that no such appointment, designation, identification or expertise would affect any right or privilege to which the Trustee would otherwise be entitled as a Trustee, including the right to indem-nification. While the Current Declarations do not address the standard of care with respect to Trustees with special skills or designations, nothing herein is intended to suggest that a different result was intended by the Current Declarations.

In the Security and Exchange Commission’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the Securities and Exchange Commission stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on a Trustee is primarily a matter governed by Massachusetts law rather than by federal law or regulations. The proposed change is intended to provide an extra safeguard for the Trustees in the event of litigation, making it clear that one standard of liability applies for all Trustees without regard to designation of additional responsibilities or titles or any actual or implied individual expertise or qualifications. By providing greater clarity regarding the applicable standard of care, the Trustees hope to reduce the uncertainties associated with potential litigation and enhance the ability of the funds to attract and retain high quality members of the Board.

7. Merger, Consolidation, Sale of Assets and Other Reorganizations (all funds)

The Revised Declaration (Article VIII, Section 5) permits the Trustees to authorize various types of reorganization transactions in which a Trust, or a series or class, may be combined with another entity, typically another mutual fund. Such transactions are typically contemplated when a fund has declined in size to a point where it is no longer able to operate at an efficient cost level or to effectively distribute its shares, to reduce existing overlap in portfolios within the same asset class of a family of funds, and to change a fund’s investment philosophy, among others. For most funds, the Current Declarations already permit the Trustees to sell or exchange all or substantially all of the assets of the Trust without shareholder authorization, but is otherwise silent with regard to other types of reorganization transactions. However, in the case of those Affected Funds listed below, shareholder authorization is explicitly required before any sale or exchange of all or substantially all of the assets of the Trust or before any merger or consolidation of the Trust with any other trust or corporation.

The proposed changes would expand the authority of the Trustees to authorize reorganization transactions without shareholder approval where permitted by applicable law. The proposed changes would permit the Trustees to make decisions they believe are in the shareholders’ best interests when considering a reorganization of a Trust (or a series or class of the Trust) without causing a Trust to incur the time and expense of soliciting shareholder approval, unless the law otherwise requires it.

Any exercise of the Trustees’ increased authority under the Revised Declaration would be subject to the Trustees’ general fiduciary responsibilities to act in the best interests of all shareholders and subject to the requirements of applicable law, including the 1940 Act. For example, Rule 17a-8 under the 1940 Act requires reorganizations involving affiliated funds to be approved by the shareholders of the trust or series being acquired unless certain conditions are satisfied. Because of this regulatory requirement, some transactions will continue to require shareholder approval. Should shareholders approve the Revised Declaration, shareholders would not have the right to vote under the trust’s organizational document on any reorganization that may be effected without a shareholder vote pursuant to Rule 17a-8, unless the Trustees determined that it would be appropriate in the circumstance to permit shareholders to vote on the reorganization.

Affected Funds: Putnam Convertible Securities Fund, The Putnam Fund for Growth and Income, The George Putnam Fund of Boston (d/b/a George Putnam Balanced Fund), Putnam Global Equity Fund, Putnam Income Fund, Putnam Investors Fund, and Putnam Voyager Fund are currently not permitted to engage in any form of reorganization without shareholder approval; the remaining open-end funds would be affected only by the additional authority to engage in mergers or consolidations.

8. Redemption Fees (listed funds only)

The Revised Declaration (Article VI, Section 3) makes explicit that fees or charges may be imposed on shares being redeemed. Such fees or charges would typically be applied in circumstances where the Trustees believe that such fees are necessary or appropriate to protect non-redeeming shareholders from the transaction costs associated with redemptions, for example, during periods of market turmoil resulting in reduced trading liquidity. While the Current Declarations for most funds state that the Trustees may impose redemption fees, the declarations of trust of the Affected Funds listed below do not explicitly contemplate this power. In order to conform your fund’s Current Declaration with the majority of the Putnam funds’ declarations of trust and to avoid

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any ambiguity with respect to the ability of a fund to impose redemption fees, the Trustees believe it is prudent to make this power explicit in each fund’s Revised Declaration.

Affected Funds: Putnam American Government Income Fund, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Equity Income Fund, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Equity Fund, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Tax Exempt Income Fund, Putnam U.S. Government Income Trust, and Putnam Voyager Fund.

9. In-Kind Redemptions and Distributions (listed funds only)

The Revised Declaration (Article VI, Section 2) clarifies that redemption and distribution payments made to shareholders may be made in cash, fund shares or other property, or a combination thereof, as determined by the Trustees. While the Current Declarations for most funds expressly permit the Trustees to make redemption payments in property other than cash or fund shares (e.g., a fund’s portfolio securities), the Current Declarations for the Affected Funds listed below do not explicitly contemplate such an “in-kind” redemption or distribution. The Trustees believe that standardizing the provisions relating to in-kind redemptions and distributions across the funds’ declarations of trust would enhance efficiency in administering the Putnam funds. The Trustees expect that the flexibility to pay redemptions in-kind would be used only in extraordinary circumstances, for example, to ensure that transaction costs associated with unusually large and unanticipated redemptions or large redemptions during periods of unusually limited market liquidity are not borne by all other fund shareholders. In addition, if the Revised Declaration is approved by a trust, the trust intends to file an election with the Securities and Exchange Commission under Rule 18f-1 under the 1940 Act, which will commit the trust to pay in cash in all cases involving requests for redemption by a single shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the relevant fund’s net asset value measured at the beginning of the 90-day period.

Affected Funds for In-Kind Distributions: Putnam American Government Income Fund, Putnam AMT-Free Municipal Fund, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, The George Putnam Fund of Boston (d/b/a George Putnam Balanced Fund), Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Equity Fund, Putnam Investors Fund, Putnam New York Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Tax Exempt Income Fund, Putnam Tax-Free High Yield Fund, Putnam U.S. Government Income Trust, and Putnam Voyager Fund.

Affected Fund for In-Kind Redemptions: Putnam American Government Income Fund, Putnam AMT-Free Municipal Fund, Putnam Arizona Tax Exempt Income Fund, Putnam California Tax Exempt Income Fund, Putnam Capital Opportunities Fund, Putnam Convertible Securities Fund, Putnam Diversi-fied Income Trust, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Growth Fund, Putnam Equity Income Fund, Putnam Europe Equity Fund, The Putnam Fund for Growth and Income, The George Putnam Fund of Boston (d/b/a George Putnam Balanced Fund), Putnam Growth Opportunities Fund, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam Global Utilities Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth Fund, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Multi-Cap Growth Fund, Putnam Multi-Cap Value Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Research Fund, Putnam Small Cap Value Fund, Putnam U.S. Government Income Trust, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free High Yield Fund, and Putnam Voyager Fund.

10. Amendment of the Declaration of Trust (all funds)

Under the Revised Declaration (Article VIII, Section 8), the Trustees have the authority to amend the declaration of trust without shareholder approval if (i) the amendment would be for the purpose of changing the name of the Trust or curing any omission, ambiguity, defect or inconsistency or (ii) the amendment would not, in the judgment of the Trustees, have a material adverse effect on the shareholders of any series or class of shares. In contrast, the Current Declarations for most funds permit the Trustees to amend the declaration of trust without shareholder authorization only for the purpose of changing the name of the trust or curing any omission, ambiguity, defect or inconsistency. (In the case of The George Putnam Fund of Boston (d/b/a George Putnam Balanced Fund) and The Putnam Fund for Growth and Income, the Current Declarations permit the

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Trustees to amend the declaration of trust without shareholder authorization to change the name of the Trust only in certain limited circumstances.) The proposed changes would expand, to a certain extent, the Trustees’ authority to amend a declaration of trust without obtaining a shareholder vote. The proposed changes are designed to give the Trustees the flexibility to react quickly to future contingencies, changes to applicable law or other changes, and to take action without causing the Trust to incur the time and expense of soliciting shareholder approval. These situations could arise as a result of regulatory changes or changes in markets or mutual fund structures generally. In addition, any exercise of this power by the Trustees would be subject to their general fiduciary responsibilities to act in the best interests of all shareholders.

Where a shareholder vote is required to authorize an amendment of the Revised Declaration, approval requires the affirmative vote of at least a majority of shares voted, subject to applicable quorum requirements and applicable law. Under the Current Declarations, approval requires a vote of at least a majority of the outstanding shares entitled to vote on the matter. Obtaining the favorable vote of a majority of the outstanding shares can be difficult and expensive when shareholders do not return their proxies in sufficient numbers, even though a substantial majority of those shareholders voting have voted in favor of a proposal. These proposed changes are designed to enhance the ability of the Trustees to obtain shareholder approval of amendments to the declarations of trust provided that the current 30% quorum requirement is satisfied.

Other Changes

In addition to the changes described above, the Revised Declaration would result in numerous minor changes to many of the Current Declarations for the purposes of eliminating immaterial inconsistencies in language and clarifying potential ambiguities. None of these additional changes is considered to have a material impact on the rights and privileges of shareholders and, in many cases, the Trustees would have the power under the Current Declarations to implement such changes in any event without shareholder approval.

What is the voting requirement for approving the proposal?

All of the funds within a Trust will vote together on the Revised Declaration, as a single class. Approval of the Revised Declaration with respect to a Trust requires the vote of a majority of the shares of such Trust outstanding and entitled to vote. If the shareholders of a Trust fail to approve the Revised Declaration, the Current Declaration will remain in effect for that Trust. The table in Appendix N includes each Trust, and if applicable, its constituent series.

4. APPROVING AN AMENDMENT TO A FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN COMMODITIES

Affected fund: Putnam Dynamic Asset Allocation Conservative Fund only

What is this proposal?

Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental, which means that it can be modified only by a vote of a majority of the fund’s outstanding voting securities. Commodities include physical commodities, such as gold and other metals, agricultural products, and oil, as well as certain financial instruments, such as futures contracts and related options.

Putnam Dynamic Asset Allocation Conservative Fund’s current fundamental investment restriction with respect to investments in commodities states that the fund may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

This restriction shall not prevent the fund from purchasing or selling financial instruments representing interests in commodities (or the values of which are determined by reference to commodities), but which do not involve the delivery of physical commodities to or by the fund, or from entering into financial futures contracts, options, foreign exchange contracts and other financial transactions.

Although the fund’s current restriction expressly permits investments in financial instruments whose values are determined by reference to physical commodities, it generally prohibits direct investment in physical commodities.

The proposed amended fundamental investment restriction would state that your fund may not:

Purchase or sell commodities, except as permitted by applicable law.

This proposal would permit your fund to obtain exposure to commodities, whether through direct investment in physical commodities or through related financial instruments, in the manner Putnam Management deems most efficient, as from time to time authorized by the Trustees.

What effect will amending the current restriction with respect to investments in commodities have on your fund?

Under the proposed fundamental investment restriction, the fund will be able to invest directly in gold and other physical commodities, as well as engage in a variety of transactions involving the use of commodity-linked investments, including commodity-based exchange-traded funds or notes (ETFs or ETNs) and commodity-linked notes, to the extent permitted by law and consistent with the fund’s investment objectives and policies.

Putnam Management believes that this added investment flexi-bility could assist your fund in achieving its investment objective, both because commodities and commodity-linked investments may offer the opportunity for attractive investment returns

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and because economic exposure to gold or other commodities through these investments may enhance the ability of the fund to diversify risks, particularly to the extent that the returns of commodities are not correlated with the returns of other asset classes in which the fund invests. The proposed fundamental investment restriction amendment would also align your fund’s investment restriction with the investment restriction of many other Putnam funds, which had the same amendment approved by shareholders in 2009.

The fund intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If the fund qualifies as a RIC, the fund will generally not be subject to federal income tax on income and gains it distributes to its shareholders. In order to maintain its special status as a RIC, the fund must limit any “non-qualifying income” to a maximum of 10% of its annual gross income. Generally, the fund’s investments in commodity-linked derivatives or physical commodities will be limited by this requirement. Putnam Management presently has no specific intention to change the fund’s exposures to commodities or commodity-linked investments in response to the revision of the fund’s investment restriction, but this intention is subject to change based on Putnam Management’s assessment of both market conditions at any given time and those investments most likely to assist your fund in meeting its investment objective.

While commodities and commodity-linked investments offer significant potential benefits to the fund, investment in this asset class presents particular risks as well, as described in the fund’s prospectus. The values of commodities and commodity-linked investments may be highly volatile, and may be subject to a wide variety of risks relevant to particular physical commodities (such as the risks of drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments) to which the markets for other investments are not typically subject. Investments in physical commodities may also involve different custody arrangements and greater custody risks than other types of commodity-related investments. Putnam Management will take these risks into account in determining whether to invest directly in physical commodities.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to the fund’s fundamental investment restriction with respect to investments in commodities.

What is the voting requirement for approving the proposal?

Approval of the proposed amendment to the fund’s fundamental investment restriction requires the affirmative vote of “a majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

5. APPROVING AN AMENDMENT TO A FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION OF INVESTMENTS

Affected funds:

Putnam Global Consumer Fund
Putnam Global Financials Fund

What is this proposal?

The Trustees recommend that each affected fund adopt a fundamental investment policy to operate as a “non-diversified” fund.

Each affected fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diver-sified fund, with respect to 75% of its total assets, no more than 5% of each fund’s total assets may be invested in the securities of any single issuer, and it may not hold more than 10% of the outstanding voting securities of any single issuer. With respect to the remaining 25% of its total assets, there is no limit on the percentage of assets each fund may invest in the securities of a single issuer or on the outstanding voting securities of an issuer that may be held by each fund. These 1940 Act limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. These limits apply only at the time a fund purchases a security. Each affected fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings.

The Trustees, subject to shareholder approval, have approved a change to each affected fund’s sub-classification under the 1940 Act from a “diversified” fund to a “non-diversified” fund under the 1940 Act. The Trustees and Putnam Management believe that changing each affected fund from a diversified fund to a non-diversified fund would give Putnam Investments more flexibility in implementing each fund’s investment strategies, in response to market or industry developments or to changes in Putnam Management’s views about issuers in the relevant sector. The proposed change would also conform the affected funds’ fundamental investment restriction to the standard restriction currently used by Putnam’s other global sector funds, which operate as non-diversified funds.

Each affected fund was originally organized and operated as a non-diversified fund pursuant to the following fundamental investment policy, which matches that of other global sector funds. The policy provides that the fund may not:

With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

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As discussed above, the affected funds are currently operating as diversified funds. Shareholder approval is required to permit each affected fund to once again operate as a non-diversified fund. If shareholders approve this Proposal, the fundamental investment policy with respect to diversification of investments would be restored and Putnam Management would have the flexibility to operate the affected funds as non-diversified, although it has no immediate plans to alter materially its management of the affected funds.

For each of the affected funds, the proposed change would allow the fund to operate as a non-diversified fund, able to invest more of its assets in the securities of fewer issuers than a diversified fund. The fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to each affected fund’s fundamental investment policy with respect to diversification of investments. What is the voting requirement for approving the proposal?

Approval of this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the affected fund, which is defined under the 1940 act to be the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

Further Information About Voting and the Special Meeting

Meeting Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to approving a new management contract (Proposal 1). The shareholders of all of the series of a trust vote together as a single class with respect to the election of Trustees (Proposal 2) and approval of an Amended and Restated Declaration of Trust (Proposal 3). Shareholders of Putnam Dynamic Asset Allocation Conservative Fund vote separately with respect to approving an amendment to that fund’s fundamental investment restriction with respect to investments in commodities (Proposal 4), and shareholders of certain funds vote separately with respect to approving an amendment to those funds’ fundamental investment policies with respect to diversification of investments (Proposal 5). Shares of all classes of each fund vote together as a single class. Thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the special meeting for all funds except Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust, for which a majority of the shares entitled to vote constitutes a quorum. Votes cast by proxy or in person at the special meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the bene-ficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that Putnam Fiduciary Trust Company or Putnam Investor Services, Inc., each of which is an affiliate of Putnam Management, may benefit indirectly from the approval of the proposed management contracts.

With respect to Proposals 2 and 3, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to other proposals, abstentions and broker non-votes have the effect of votes against the proposal. For Proposals 1, 4, and 5, treating broker non-votes as negative votes may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Shareholders who object to any proposal in this Proxy Statement will not be entitled under Massachusetts law or the Agreement and Declaration of Trust of the particular Putnam fund to demand payment for, or an appraisal of, their shares.

Special Rule for Proportional Voting for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for (or against)

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a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for (and against) such proposal have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) the holders of less than 10% of the outstanding preferred shares have voted against such proposal, and (iii) the holders of the common shares have approved such proposal.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the special meeting. If, however, any other matters properly come before the special meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Simultaneous meetings. The special meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all special meetings will be held simultaneously.

If any shareholder at the special meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Information for all Putnam funds except funds that are series of Putnam Variable Trust

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the special meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the special meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the special meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Shareholders voting over the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Revocation of proxies. Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the special meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the special meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Information for funds that are series of Putnam Variable Trust

Voting Process. With respect to funds that are series of Putnam Variable Trust only, as of the Record Date, certain insurance companies or funds of funds sold exclusively to insurance company separate accounts and other variable insurance products (each an “Insurance Company”) were shareholders of record of each fund that is a series of Putnam Variable Trust. Each Insurance Company will vote shares of the fund or funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the “Contract Owners”) for whose accounts the shares are held. Accordingly, with respect to funds that are series of Putnam Variable Trust, this proxy statement is also intended to be used by each Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner gives no instructions, the relevant

26

Insurance Company will vote the shares of the appropriate fund attributable to the Contract Owner in the same proportion as shares of that fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for a fund.

Solicitation of proxies. In addition to soliciting proxies and voting instructions by mail, the Trustees of your fund and employees of Putnam Management, Putnam Investor Services, Inc., Putnam Retail Management and the Insurance Companies may solicit voting instructions from Contract Owners in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for solicitation of proxies and voting instructions by telephone are designed to authenticate Contract Owners’ identities, to allow them to authorize the voting of their units in accordance with their instructions, and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Contract Owners would be called at the phone number Putnam Management has in its records for their accounts (or that Putnam Management obtains from the Insurance Companies) and would be given an opportunity to give their instructions. To ensure that the Contract Owners’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. If these procedures were subject to a successful legal challenge, such votes would not be counted at the special meeting. Your fund is unaware of any such challenge at this time.

Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her Insurance Company as to how to vote its shares and can do so by marking voting instructions on the ballot enclosed with this proxy statement and then signing, dating and mailing the ballot in the envelope provided. If a ballot is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in accordance with the Trustees’ recommendations. Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to accounts retained by each Insurance Company will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.” Contract Owners have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the special meeting. To use the Internet, please access the Internet address listed on the proxy card, and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate Contract Owners’ identities, to allow Contract Owners to give their voting instructions, and to confirm that their instructions have been recorded properly.

Contract Owners voting over the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the Contract Owners.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies and the giving of voting instructions. Consistent with this policy, your fund may solicit proxies from Contract Owners who have not voted their shares or who have abstained from voting.

Revocation of instructions. Any Contract Owner giving instructions to an Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the special meeting will be voted as specified in the instructions.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the special meeting and voting in person.

Information for all Putnam funds other than Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders.

Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. Putnam Asia Pacific Equity Fund and Putnam International Value Fund last held a special meeting in 2011. Each other fund’s last special meeting was held in 2009. In accordance with the regulations of the Securities and Exchange Commission, in order to be eligible for inclusion in the fund’s proxy statement for a meeting, a shareholder or Contract Owner proposal must be received a reasonable time before the fund prints and mails its proxy statement.

As described in more detail earlier in this proxy statement, the Board Policy and Nominating Committee of the Board of

27

Trustees, which consists only of Independent Trustees, will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder or Contract Owner must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission’s proxy rules. All shareholder proposals must also comply with other requirements of the Security and Exchange Commission’s rules and the fund’s Agreement and Declaration of Trust and Bylaws.

Expense of the solicitation. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principal. The Putnam funds have retained [[ ]], to aid in the solicitation of instructions for registered and nominee accounts. [[Vendor’s]] fee (estimated to be approximately $[[ ]]), as well as other expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, are being borne by Putnam Investments and the funds.

Information for Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 25, 2014, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the 2013-2014 fiscal year. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before January 31, 2014. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Exchange Act. Shareholders who wish to make a proposal at the annual meeting for the 2013-2014 fiscal year — other than one that will be included in the fund’s proxy materials — should notify the fund no later than January 31, 2014. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the annual meeting for the 2013–2014 fiscal year must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no later than February 3, 2014.

Information for Putnam Municipal Opportunities Trust

Date for receipt of shareholders’ proposals for subsequent meeting of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 25, 2014, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the 2013-2014 fiscal year. Shareholder proposals to be included in the proxy statement for that meeting must have been received by the fund on or before November 20, 2013, as was indicated in the proxy statement for the fund’s April 2013 annual meeting. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Exchange Act. Shareholders who wish to make a proposal at the annual meeting for the 2013-2014 fiscal year — other than one that will be included in the fund’s proxy materials — should notify the fund no later than February 3, 2014, as was indicated in the proxy statement for the fund’s April 2013 annual meeting. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the annual meeting for the 2013–2014 fiscal year must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than January 25, 2014 and no later than February 24, 2014, as was indicated in the proxy statement for the fund’s April 2013 annual meeting.

Information for all Putnam funds

Adjournment. To the extent permitted by each fund’s Declaration of Trust and Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned, to the extent permitted by each fund’s Declaration of Trust and Bylaws. If the quorum required for the special meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the special meeting has been met, but sufficient votes in favor of one or more of Proposals 1, 3, 4, and 5 are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting with respect to any or all proposals in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies

28

that they are entitled to vote in favor of a proposal. They will vote against adjournment those proxies required to be voted against a proposal. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the special meeting may be proposed for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Putnam Investments and the funds will share equally the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the special meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

Duplicate mailings. As permitted by Securities and Exchange Commission rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semi-annual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at putnam.com/individual.

Fund Information

Putnam Investments. Putnam Management is an indirect wholly-owned subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments through a series of subsidiaries. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

The address of each of Putnam Investments and Putnam Management is One Post Office Square, Boston, Massachusetts 02109. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada, and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5. Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109.

Putnam Management provides investment advisory services to other funds that may have investment objectives and policies similar to those of your fund. The table in Appendix J identifies these other funds and states their net assets and their current management fee schedules.

Putnam Investments Limited. Putnam Investments Limited, which has been retained by Putnam Management as investment sub-manager with respect to a portion of the assets of certain funds, is owned by The Putnam Advisory Company, LLC, which is a registered investment adviser owned indirectly by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Simon Davis, Co-Head of International Equities, Alan G. McCormack, Head of Quantitative Equities and Risk, Joseph T. Phoenix, Head of Global Institutional Management, and Clare Richer, Chief Financial Officer. The address of Putnam Investments Limited, Alan G. McCormack and Simon Davis is Cassini House, 57-59 St. James’s Street, London, England SW1A 1LD. The address of The Putnam Advisory Company, LLC and of Joseph T. Phoenix and Clare Richer is One Post Office Square, Boston, Massachusetts 02109.

The Putnam Advisory Company, LLC. The Putnam Advisory Company, LLC, which has also been retained by Putnam Management to serve as sub-adviser for a portion of the assets of certain funds, is owned by Putnam Investments through a series of wholly-owned subsidiaries. The address of The Putnam Advisory Company, LLC is One Post Office Square, Boston, Massachusetts 02109.

Putnam Retail Management. Putnam Retail Management, the principal underwriter for the open-end Putnam funds, is a limited partnership whose general partner (and minority owner) is Putnam Retail Management GP, Inc. and whose limited partner and majority owner is Putnam U.S. Holdings I, LLC, which is also the sole owner of Putnam Retail Management GP, Inc. and an indirect wholly-owned subsidiary of Putnam Investments. The address of each of Putnam Retail Management, Putnam Retail Management GP, Inc. and Putnam U.S. Holdings I, LLC is One Post Office Square, Boston, Massachusetts 02109.

Putnam Investor Services, Inc. Putnam Investor Services, Inc. serves as your fund’s investor servicing agent. Putnam Investor Services, Inc. is an indirect wholly-owned subsidiary of Putnam Investments. The address of Putnam Investor Services, Inc. is One Post Office Square, Boston, Massachusetts 02109.

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Payments to Putnam Management or its affiliates. Appendix K shows amounts paid to Putnam Management or its affiliates during each fund’s most recent fiscal year ended prior to October 1, 2013 for the services noted. The funds made no other material payments to Putnam Management or its affiliates during the periods shown.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Name, Address[1] , Year of	Length of Service
Birth, Position(s) Held	with the	Principal Occupations
with Fund	Putnam funds[2]	During Past 5 Years[3]

Jonathan S. Horwitz[4]	Since 2004	Executive Vice President,
(Born 1955)*		Principal Executive Officer,
Executive Vice President,		and Compliance Liaison,
Principal Executive Officer		The Putnam Funds
and Compliance Liaison

Steven D. Krichmar	Since 2002	Chief of Operations,
(Born 1958)		Putnam Investments and
Vice President and		Putnam Management
Principal Financial Officer

Robert T. Burns	Since 2011	General Counsel, Putnam
(Born 1961)		Investments, Putnam
Vice President and Chief		Management, and Putnam
Legal Officer		Retail Management

Robert R. Leveille	Since 2007	Chief Compliance Officer,
(Born 1969)		Putnam Investments,
Vice President and Chief		Putnam Management,
Compliance Officer		and Putnam Retail
Management

Michael J. Higgins[4]	Since 2010	Manager of Finance,
(Born 1976)*		Dunkin’ Brands (2008–
Vice President, Treasurer,		2010); Senior Financial
and Clerk		Analyst, Old Mutual Asset
Management (2007–2008)

Janet C. Smith	Since 2007	Director of Fund
(Born 1965)		Administration Services,
Vice President, Principal		Putnam Investments and
Accounting Officer and		Putnam Management
Assistant Treasurer

Susan G. Malloy	Since 2007	Director of Accounting and
(Born 1957)		Control Services, Putnam
Vice President and		Investments and Putnam
Assistant Treasurer		Management

James P. Pappas	Since 2004	Director of Trustee
(Born 1953)		Relations, Putnam
Vice President		Investments and Putnam
Management

Mark C. Trenchard	Since 2002	Director of Operational
(Born 1962)		Compliance, Putnam
Vice President and BSA		Investments and Putnam
Compliance Officer		Retail Management

Nancy E. Florek[4]	Since 2000	Vice President, Director
(Born 1957)*		of Proxy Voting and
Vice President, Director		Corporate Governance,
of Proxy Voting and		Assistant Clerk, and
Corporate Governance,		Associate Treasurer, The
Assistant Clerk, and		Putnam Funds
Associate Treasurer

* Officers of each fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

5% Beneficial Ownership. As of September 30, 2013, to the knowledge of the funds, no person other than those listed on Appendix L owned beneficially or of record 5% or more of any class of shares of any Putnam fund.

1 The address of each officer is One Post Office Square, Boston, MA 02109

2 Each officer serves an indefinite term, until his or her resignation, retirement, death or removal

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the Fund.

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Appendix A — Number of Shares Outstanding as of the Record Date

	Putnam Absolute Return	Putnam Absolute Return	Putnam Absolute Return	Putnam Absolute Return	Putnam American
	100 Fund	300 Fund	500 Fund	700 Fund	Government Income Fund

Class A	2,441,289.24	6,376,771.13	7,977,540.85	5,157,420.45	68,015,107.89

Class B	141,762.78	420,790.32	892,098.85	461,160.50	2,036,209.93

Class C	1,227,893.48	2,968,058.77	2,540,027.84	1,839,144.24	1,126,889.65

Class M	27,297.05	95,708.04	134,381.52	122,665.67	245,252.68

Class R	1,180.28	8,575.42	10,136.56	6,433.95	71,225.89

Class Y	1,586,197.39	3,071,040.21	1,960,011.30	1,719,440.18	846,881.68

	Putnam AMT-Free	Putnam Arizona Tax	Putnam Asia Pacific	Putnam Asset Allocation:	Putnam Asset Allocation:
	Municipal Fund	Exempt Income Fund	Equity Fund	Balanced Portfolio	Conservative Portfolio

Class A	22,454,768.96	7,086,505.79	540,864.97	95,421,517.82	42,883,286.22

Class B	1,002,396.04	350,785.63	9,220.00	13,795,600.39	4,458,001.62

Class C	1,387,445.97	158,340.60	2,050.06	10,391,816.28	4,767,212.77

Class M	86,379.06	133,049.17	1,187.97	2,233,090.12	1,039,504.39

Class R	—	—	1,000.00	688,108.58	256,659.05

Class Y	319,993.16	149,216.71	21,386.48	30,255,886.12	64,795,832.39

	Putnam Asset Allocation:	Putnam Asset Allocation:	Putnam California Tax	Putnam Capital	Putnam Capital
	Equity Portfolio	Growth Portfolio	Exempt Income Fund	Opportunities Fund	Spectrum Fund

Class A	1,276.65	103,809,940.21	209,280,358.18	23,980,414.07	924,400.93

Class B	—	18,957,296.27	3,897,016.24	5,095,953.37	24,124.19

Class C	—	12,778,357.56	5,376,037.49	1,453,134.72	65,689.24

Class M	—	2,784,387.18	491,239.76	633,627.41	1,451.08

Class R	—	899,534.41	—	288,480.30	666.67

Class Y	3,167,109.14	26,391,900.11	2,276,197.10	1,962,729.02	954,424.49

	Putnam Convertible	Putnam Diversified	Putnam Emerging	Putnam Equity	Putnam Equity
	Income-Growth Trust	Income Trust	Markets Equity Fund	Income Fund	Spectrum Fund

Class A	29,195,092.58	160,345,983.05	1,489,093.28	173,091,118.97	581,090.86

Class B	933,182.01	10,646,451.93	183,424.87	15,093,251.91	28,039.50

Class C	3,512,159.83	32,100,800.76	34,937.26	5,305,307.38	27,336.47

Class M	298,453.28	59,049,073.98	27,147.44	2,560,893.11	1,456.53

Class R	166,217.81	391,009.58	1,000.00	1,023,816.11	666.67

Class Y	4,256,132.23	35,837,549.24	176,536.08	24,707,911.51	127,353.13

	Putnam Europe	Putnam Floating Rate	The Putnam Fund for	The George Putnam Fund	Putnam Global
	Equity Fund	Income Fund	Growth and Income	of Boston	Consumer Fund

Class A	10,957,553.86	19,083,981.99	423,778,844.81	112,205,071.75	325,309.85

Class B	658,680.27	1,057,724.20	22,206,731.23	8,393,751.14	4,115.41

Class C	148,768.66	6,915,994.07	3,443,733.04	2,293,735.41	3,930.11

Class M	266,664.66	321,023.85	3,670,294.25	8,081,479.38	2,480.99

Class R	6,729.26	20,585.47	324,127.48	148,736.67	1,000.90

Class Y	584,925.70	13,025,560.39	7,142,552.85	10,128,025.58	26,923.77

	Putnam Global	Putnam Global	Putnam Global	Putnam Global Health	Putnam Global
	Energy Fund	Equity Fund	Financials Fund	Care Fund	Income Trust

Class A	454,728.64	108,866,232.79	517,416.11	24,865,629.05	7,940,959.73

Class B	22,145.82	7,477,847.75	16,640.85	2,008,854.90	630,325.33

Class C	13,017.42	1,994,239.39	17,139.23	534,053.44	306,525.46

Class M	5,680.09	1,939,463.76	1,586.89	309,568.40	1,492,843.73

Class R	1,000.20	195,725.86	1,000.70	39,119.99	44,891.49

Class Y	21,352.14	2,772,553.73	42,228.86	400,020.39	345,750.97

A-1

	Putnam Global	Putnam Global Natural	Putnam Global	Putnam Global	Putnam Global
	Industrials Fund	Resources Fund	Technology Fund	Telecommunications Fund	Utilities Fund

Class A	319,944.75	19,113,901.74	410,407.52	302,539.28	28,112,165.34

Class B	3,903.22	2,046,104.59	12,556.50	2,034.39	1,283,315.76

Class C	1,756.20	915,261.84	4,883.61	1,002.78	370,438.22

Class M	1,002.07	350,225.49	3,423.57	1,000.00	181,987.06

Class R	1,002.16	585,825.10	1,000.00	1,000.00	109,433.74

Class Y	12,258.07	656,390.58	22,955.51	9,220.13	353,938.35

	Putnam Growth	Putnam High Yield			Putnam Income
	Opportunities Fund	Advantage Fund	Putnam High Yield Trust	Putnam Income Fund	Strategies Fund

Class A	20,713,194.77	83,172,360.74	160,452,092.18	96,280,904.74	1,370,743.75

Class B	3,228,236.17	1,652,197.71	9,845,328.68	7,274,441.24	110,211.00

Class C	1,055,082.13	1,562,260.70	5,270,961.17	5,227,604.30	303,987.20

Class M	386,501.20	33,755,967.14	2,587,732.76	30,071,243.49	46,717.47

Class R	15,360.31	728,966.96	343,587.27	347,900.88	117.07

Class Y	450,767.47	9,365,964.65	6,407,080.39	30,558,704.19	2,767,856.54

	Putnam International	Putnam International	Putnam International	Putnam International New
	Capital Opportunities Fund	Equity Fund	Growth and Income Fund	Opportunities Fund	Putnam Investors Fund

Class A	30,545,765.00	82,611,326.17	34,147,949.39	25,897,452.11	125,093,062.42

Class B	2,570,337.78	8,165,953.98	3,417,998.84	1,922,067.94	12,272,326.87

Class C	2,201,155.65	5,972,279.38	1,611,291.07	719,049.42	3,638,366.53

Class M	385,631.75	1,879,711.51	697,637.17	689,681.95	2,191,473.75

Class R	1,990,186.95	289,562.44	262,354.56	115,213.38	133,481.44

Class Y	3,663,438.49	8,007,506.68	3,956,919.18	1,984,015.51	9,046,220.79

	Putnam Massachusetts	Putnam Michigan Tax	Putnam Mid Cap	Putnam Minnesota Tax	Putnam Money
	Tax Exempt Income Fund	Exempt Income Fund	Value Fund	Exempt Income Fund	Market Fund

Class A	26,107,136.80	9,281,805.84	50,785,937.19	9,015,087.92	2,547,401,446.87

Class B	1,675,822.93	433,937.23	2,951,345.47	705,076.00	69,768,030.48

Class C	1,528,960.41	31,985.44	1,657,297.07	365,569.83	28,041,998.06

Class M	407,196.79	78,197.89	517,058.00	71,099.16	47,190,115.94

Class R	—	—	803,907.76	—	11,907,710.91

Class T	—	—	—	—	29,000,297.99

Class Y	1,075,602.31	19,406.20	4,088,970.60	56,457.39	—

	Putnam Money Market	Putnam New Jersey Tax	Putnam New	Putnam New York Tax	Putnam Ohio Tax Exempt
	Liquidity Fund	Exempt Income Fund	Opportunities Fund	Exempt Income Fund	Income Fund

Class A	—	20,577,091.11	52,367,631.48	124,997,330.70	15,639,854.15

Class B	—	2,027,890.87	4,667,366.40	2,968,946.89	627,679.94

Class C	—	1,943,695.97	867,188.80	3,980,959.60	669,897.29

Class M	—	261,529.05	1,124,213.27	223,757.06	121,242.61

Class P	2,472,523,576.00	—	—	—	—

Class R	—	—	59,488.11	—	—

Class Y	—	419,841.04	6,833,758.04	351,160.42	178,816.64

	Putnam Pennsylvania Tax		Putnam RetirementReady	Putnam RetirementReady	Putnam RetirementReady
	Exempt Income Fund	Putnam Research Fund	2010 Fund	2015 Fund	2020 Fund

Class A	17,316,086.63	15,468,115.70	1,137,546.10	3,067,660.06	2,488,778.66

Class B	1,375,560.11	2,456,219.18	13,190.43	34,790.34	51,665.61

Class C	1,309,685.47	989,020.61	22,292.74	28,595.43	27,709.65

Class M	280,015.43	379,958.85	4,371.70	21,233.81	15,637.19

Class R	—	9,088.34	31,932.15	57,616.89	33,696.85

Class Y	208,497.55	325,780.02	248,046.50	400,914.47	561,773.16

A-2

	Putnam RetirementReady	Putnam RetirementReady	Putnam RetirementReady	Putnam RetirementReady	Putnam RetirementReady
	2025 Fund	2030 Fund	2035 Fund	2040 Fund	2045 Fund

Class A	2,304,460.10	2,042,039.35	1,508,091.06	1,011,173.94	772,053.76

Class B	56,865.58	52,133.72	31,213.54	16,627.48	11,125.83

Class C	14,859.86	11,177.07	9,899.02	2,986.29	1,345.46

Class M	8,245.80	47,405.22	4,463.06	1,119.26	369.07

Class R	81,143.57	45,924.75	47,896.89	46,066.85	27,242.35

Class Y	774,114.54	707,957.85	651,264.23	444,747.65	292,789.53

	Putnam RetirementReady	Putnam RetirementReady	Putnam Small Cap	Putnam Small Cap	Putnam Tax Exempt
	2050 Fund	Maturity Fund	Growth Fund	Value Fund	Income Fund

Class A	421,383.55	723,299.90	8,859,737.34	20,845,017.62	133,277,512.45

Class B	11,228.54	2,811.00	656,889.58	966,362.32	2,083,198.37

Class C	4,162.96	6,690.64	540,195.24	1,512,156.33	2,807,652.29

Class M	3,548.68	25,852.33	100,260.44	207,894.66	663,089.34

Class R	23,736.06	5,363.08	433,106.83	22,465.08	—

Class Y	162,319.75	214,657.76	619,338.15	2,471,260.78	589,312.79

	Putnam Tax Exempt Money	Putnam Tax-Free High	Putnam U.S. Government
	Market Fund	Yield Fund	Income Trust	Putnam Vista Fund	Putnam Voyager Fund

Class A	65,331,183.00	77,657,120.31	77,696,934.97	110,923,420.11	160,944,731.64

Class B	—	3,026,226.80	4,862,528.25	11,030,713.90	14,822,958.18

Class C	—	2,032,357.56	3,633,723.11	2,557,020.11	2,504,717.94

Class M	—	750,858.97	1,943,242.41	2,001,629.23	1,642,639.04

Class R	—	—	267,629.56	288,411.92	132,143.77

Class Y	—	420,528.87	1,000,928.54	6,761,068.57	7,173,555.78

	Putnam VT American	Putnam VT Capital	Putnam VT Diversified	Putnam VT Equity	Putnam VT The George
	Government Income Fund	Opportunities Fund	Income Fund	Income Fund	Putnam Fund of Boston

Class IA	7,606,269.42	981,891.11	21,566,462.63	16,860,691.01	15,654,047.26

Class IB	4,755,961.00	1,200,414.07	40,136,829.95	17,729,792.06	18,533,149.81

	Putnam VT Global Asset	Putnam VT Global	Putnam VT Global	Putnam VT Global	Putnam VT Growth
	Allocation Fund	Equity Fund	Health Care Fund	Utilities Fund	and Income Fund

Class IA	12,158,943.56	22,684,036.05	4,668,462.74	12,015,306.17	86,444,462.67

Class IB	5,482,668.99	3,382,207.22	7,253,262.39	2,264,366.85	21,733,158.10

	Putnam VT Growth			Putnam VT International	Putnam VT International
	Opportunities Fund	Putnam VT High Yield Fund	Putnam VT Income Fund	Equity Fund	Growth and Income Fund

Class IA	2,571,055.76	48,896,096.17	22,930,353.83	16,195,705.21	14,425,140.43

Class IB	3,472,210.16	18,304,940.73	16,928,359.03	41,235,161.02	6,988,438.28

	Putnam VT International		Putnam VT Mid Cap	Putnam VT Money	Putnam VT New
	New Opportunities Fund	Putnam VT Investors Fund	Value Fund	Market Fund	Opportunities Fund

Class IA	3,741,110.84	10,951,219.95	2,541,266.66	202,024,444.50	30,237,398.10

Class IB	1,838,998.92	22,172,997.60	1,383,088.97	179,311,894.61	4,811,769.44

		Putnam VT Small Cap
	Putnam VT Research Fund	Value Fund	Putnam VT Vista Fund	Putnam VT Voyager Fund

Class IA	2,746,716.62	6,267,411.95	7,649,143.06	25,286,054.07

Class IB	4,455,818.95	19,159,340.19	10,268,447.90	8,016,910.28

A-3

Appendix B — Forms of Proposed Management Contract

For the following funds only:	Putnam Pennsylvania Tax Exempt Income Fund
Putnam American Government Income Fund	Putnam Research Fund
Putnam AMT-Free Municipal Fund	Putnam RetirementReady 2055 Fund
Putnam Arizona Tax Exempt Income Fund	Putnam RetirementReady 2050 Fund
Putnam California Tax Exempt Income Fund	Putnam RetirementReady 2045 Fund
Putnam Capital Opportunities Fund	Putnam RetirementReady 2040 Fund
Putnam Convertible Securities Fund	Putnam RetirementReady 2035 Fund
Putnam Diversified Income Trust	Putnam RetirementReady 2030 Fund
Putnam Dynamic Asset Allocation Balanced Fund	Putnam RetirementReady 2025 Fund
Putnam Dynamic Asset Allocation Conservative Fund	Putnam RetirementReady 2020 Fund
Putnam Dynamic Asset Allocation Equity Fund	Putnam RetirementReady 2015 Fund
Putnam Dynamic Asset Allocation Growth Fund	Putnam Retirement Income Fund Lifestyle 1
Putnam Dynamic Risk Allocation Fund	Putnam Retirement Income Fund Lifestyle 2
Putnam Equity Income Fund	Putnam Retirement Income Fund Lifestyle 3
Putnam Emerging Markets Income Fund	Putnam Short Duration Income Fund
Putnam Floating Rate Income Fund	Putnam Short Term Investment Fund
The George Putnam Fund of Boston	Putnam Short-Term Municipal Income Fund
(d/b/a George Putnam Balanced Fund)	Putnam Small Cap Value Fund
Putnam Global Consumer Fund	Putnam Tax Exempt Income Fund
Putnam Global Energy Fund	Putnam Tax Exempt Money Market Fund
Putnam Global Financials Fund	Putnam Tax-Free High Yield Fund
Putnam Global Health Care Fund	Putnam U.S. Government Income Trust
Putnam Global Income Trust	Putnam VT Absolute Return 500 Fund
Putnam Global Industrials Fund	Putnam VT American Government Income Fund
Putnam Global Natural Resources Fund	Putnam VT Capital Opportunities Fund
Putnam Global Sector Fund	Putnam VT Diversified Income Fund
Putnam Global Technology Fund	Putnam VT Equity Income Fund
Putnam Global Telecommunications Fund	Putnam VT George Putnam Balanced Fund
Putnam Global Utilities Fund	Putnam VT Global Asset Allocation Fund
The Putnam Fund for Growth and Income	Putnam VT Global Equity Fund
Putnam High Yield Advantage Fund	Putnam VT Global Health Care Fund
Putnam High Yield Trust	Putnam VT Global Utilities Fund
Putnam Income Fund	Putnam VT Growth and Income Fund
Putnam Intermediate-Term Municipal Income Fund	Putnam VT Growth Opportunities Fund
Putnam Investors Fund	Putnam VT High Yield Fund
Putnam Low Volatility Equity Fund	Putnam VT Income Fund
Putnam Massachusetts Tax Exempt Income Fund	Putnam VT International Equity Fund
Putnam Michigan Tax Exempt Income Fund	Putnam VT International Growth Fund
Putnam Minnesota Tax Exempt Income Fund	Putnam VT International Value Fund
Putnam Money Market Fund	Putnam VT Investors Fund
Putnam Money Market Liquidity Fund	Putnam VT Money Market Fund
Putnam Multi-Cap Core Fund	Putnam VT Multi-Cap Growth Fund
Putnam Multi-Cap Value Fund	Putnam VT Multi-Cap Value Fund
Putnam New Jersey Tax Exempt Income Fund	Putnam VT Research Fund
Putnam New York Tax Exempt Income Fund	Putnam VT Small Cap Value Fund
Putnam Ohio Tax Exempt Income Fund	Putnam VT Voyager Fund

FORM OF PROPOSED MANAGEMENT CONTRACT

This Management Contract is dated as of February 27, 2014 between [NAME OF FUND], a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

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In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f) (2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the

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Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Net Assets, computed and paid monthly at the annual rate(s) set forth on Schedule B attached to this Contract, as from time to time amended. The Fund’s “Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each month while this Contract is in effect, except as is otherwise specified on Schedule B. [The fee is payable for each month within 15 days after the close of the month.]1

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2014, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange

1 For each series of Putnam RetirementReady Funds only, the fee is payable for each month within 30 days after the close of the month.

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Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

IN WITNESS WHEREOF, [NAME OF FUND] and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

[NAME OF FUND]

By:

PUTNAM INVESTMENT MANAGEMENT, LLC

By:

Schedule A

[LIST OF FUNDS]

Schedule B

[FEE SCHEDULE: See Appendix D to this proxy statement for each fund’s detailed fee information. The management fee for each fund under the proposed new management contract is identical to that for each fund under the fund’s previous management contract.]

For the following funds only:
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Putnam Asia Pacific Equity Fund
Putnam Capital Spectrum Fund
Putnam Emerging Markets Equity Fund
Putnam Equity Spectrum Fund
Putnam Europe Equity Fund
Putnam Global Dividend Fund
Putnam Global Equity Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth Fund
Putnam International Value Fund
Putnam Multi-Cap Growth Fund
Putnam Small Cap Growth Fund
Putnam Strategic Volatility Equity Fund
Putnam Voyager Fund

FORM OF PROPOSED MANAGEMENT CONTRACT

This Management Contract is dated as of February 27, 2014 between [NAME OF FUND], a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f) (2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

B-4

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a Base Fee, computed and paid monthly on the Average Net Assets of the Fund at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended, subject to adjustment as set forth on Schedule C attached to this Contract, as from time to time amended. The Fund’s “Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each period for which such computation is made. The Base Fee, as adjusted, is payable for each month within 15 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale

B-5

of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2014, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

IN WITNESS WHEREOF, [NAME OF FUND] and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

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[NAME OF FUND]

By:

PUTNAM INVESTMENT MANAGEMENT, LLC

By:

Schedule A

[LIST OF FUNDS]

Schedule B

[FEE SCHEDULE: See Appendix D to this proxy statement for each fund’s detailed fee information. The management fee for each fund under the proposed new management contract is identical to that for each fund under the fund’s previous management contract.]

Schedule C

PUTNAM ABSOLUTE RETURN 500 FUND, PUTNAM ABSOLUTE RETURN 700 FUND, PUTNAM CAPITAL SPECTRUM FUND, PUTNAM EQUITY SPECTRUM FUND, PUTNAM GLOBAL DIVIDEND FUND, AND PUTNAM STRATEGIC VOLATILITY EQUITY FUND: Commencing with the thirteenth whole calendar month of the Fund’s operations, the Fund’s Base Fee computed in accordance with Schedule B will be adjusted, on a monthly basis, upward or downward, as the case may be, by an amount computed by applying the Performance Adjustment Rate to the Average Net Assets of the Fund for the Performance Period and dividing the result by twelve.

PUTNAM ASIA PACIFIC EQUITY FUND, PUTNAM EMERGING MARKETS EQUITY FUND, PUTNAM EUROPE EQUITY FUND, PUTNAM GLOBAL EQUITY FUND, PUTNAM GROWTH OPPORTUNITIES FUND, PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND, PUTNAM INTERNATIONAL EQUITY FUND, PUTNAM INTERNATIONAL GROWTH FUND, PUTNAM INTERNATIONAL VALUE FUND, PUTNAM MULTI-CAP GROWTH FUND, PUTNAM SMALL CAP GROWTH FUND, AND PUTNAM VOYAGER FUND: The Fund’s Base Fee computed in accordance with Schedule B will be adjusted, on a monthly basis, upward or downward, as the case may be, by an amount computed by applying the Performance Adjustment Rate to the Average Net Assets of the Fund for the Performance Period and dividing the result by twelve.

PUTNAM ABSOLUTE RETURN 500 FUND, PUTNAM ABSOLUTE RETURN 700 FUND, PUTNAM CAPITAL SPECTRUM FUND, PUTNAM EQUITY SPECTRUM FUND, PUTNAM GLOBAL DIVIDEND FUND, AND PUTNAM STRATEGIC VOLATILITY EQUITY FUND: Performance Period. The Performance Period is equal to the shorter of (i) the period from the date the Fund commenced operations to the end of the month for which the fee adjustment is being computed or (ii) the thirty-six month period then ended.

PUTNAM ASIA PACIFIC EQUITY FUND, PUTNAM EMERGING MARKETS EQUITY FUND, PUTNAM EUROPE EQUITY FUND, PUTNAM GLOBAL EQUITY FUND, PUTNAM GROWTH OPPORTUNITIES FUND, PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND, PUTNAM INTERNATIONAL EQUITY FUND, PUTNAM INTERNATIONAL GROWTH FUND, PUTNAM INTERNATIONAL VALUE FUND, PUTNAM SMALL CAP GROWTH FUND, AND PUTNAM VOYAGER FUND: Performance Period. The Performance Period is equal to the shorter of (i) the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed or (ii) the thirty-six month period then ended.

PUTNAM MULTI-CAP GROWTH FUND: Performance Period. The Performance Period is equal to the shorter of (i) the period from February 1, 2010 to the end of the month for which the fee adjustment is being computed or (ii) the thirty-six month period then ended.

PUTNAM ABSOLUTE RETURN 500 FUND AND PUTNAM ABSOLUTE RETURN 700 FUND: Performance Adjustment Rate. The Performance Adjustment Rate is equal to the product of 0.04 multiplied by the difference, positive or negative, obtained by subtracting (i) the sum of the Investment Record of the Benchmark for the Performance Period plus the Hurdle from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Performance Adjustment Rate for the Fund may not exceed the Maximum Performance Adjustment Rate set forth on Schedule B or be less than the Minimum Performance Adjustment Rate set forth on Schedule B.

PUTNAM CAPITAL SPECTRUM FUND AND PUTNAM EQUITY SPECTRUM FUND: Performance Adjustment Rate. The Performance Adjustment Rate is equal to the product of 0.04 multiplied by the difference, positive or negative, obtained by subtracting (i) the Investment Record of the Benchmark for the Performance Period from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Performance Adjustment Rate for the Fund may not exceed the Maximum Performance Adjustment Rate set forth on Schedule B or be less than the Minimum Performance Adjustment Rate set forth on Schedule B.

PUTNAM ASIA PACIFIC EQUITY FUND, PUTNAM EMERGING MARKETS EQUITY FUND, PUTNAM EUROPE EQUITY FUND, PUTNAM GLOBAL DIVIDEND FUND, PUTNAM GLOBAL EQUITY FUND, PUTNAM GROWTH OPPORTUNITIES FUND, PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND, PUTNAM INTERNATIONAL EQUITY FUND, PUTNAM INTERNATIONAL

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GROWTH FUND, PUTNAM INTERNATIONAL VALUE FUND, PUTNAM MULTI-CAP GROWTH FUND, PUTNAM SMALL CAP GROWTH FUND, PUTNAM STRATEGIC VOLATILITY EQUITY FUND, AND PUTNAM VOYAGER FUND: Performance Adjustment Rate. The Performance Adjustment Rate is equal to the product of 0.03 multiplied by the difference, positive or negative, obtained by subtracting (i) the Investment Record of the Benchmark for the Performance Period from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Performance Adjustment Rate for the Fund may not exceed the Maximum Performance Adjustment Rate set forth on Schedule B or be less than the Minimum Performance Adjustment Rate set forth on Schedule B.

ALL FUNDS: Investment Performance and Investment Record. These terms are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended, and shall each be computed on an annualized basis for any Performance Period greater than one year.

PUTNAM ABSOLUTE RETURN 500 FUND AND PUTNAM ABSOLUTE RETURN 700 FUND: Hurdle. The Fund’s Hurdle is set forth in Schedule B.

PUTNAM ABSOLUTE RETURN 500 FUND, PUTNAM ABSOLUTE RETURN 700 FUND, PUTNAM CAPITAL SPECTRUM FUND, PUTNAM EMERGING MARKETS EQUITY FUND, PUTNAM EQUITY SPECTRUM FUND, PUTNAM EUROPE EQUITY FUND, PUTNAM GLOBAL DIVIDEND FUND, PUTNAM GLOBAL EQUITY FUND, PUTNAM GROWTH OPPORTUNITIES FUND, PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND, PUTNAM INTERNATIONAL EQUITY FUND, PUTNAM INTERNATIONAL GROWTH FUND, PUTNAM MULTI-CAP GROWTH FUND, PUTNAM SMALL CAP GROWTH FUND, PUTNAM STRATEGIC VOLATILITY EQUITY FUND, AND PUTNAM VOYAGER FUND: Benchmark. The Fund’s initial Benchmark is set forth in Schedule B. If the Trustees determine that another appropriate index of securities prices should be substituted as the Benchmark, the Trustees may determine, with the consent of the Manager, to use such other appropriate index of securities prices for purposes of this Schedule C (the “Replacement Benchmark”) without shareholder approval, unless shareholder approval of the change is otherwise required by applicable law. Any Replacement Benchmark will be applied prospectively to determine the amount of the Performance Adjustment. The Benchmark will continue to be used to determine the amount of the Performance Adjustment for that part of the Performance Period prior to the effective date of the Replacement Benchmark.

PUTNAM ASIA PACIFIC EQUITY FUND AND PUTNAM INTERNATIONAL VALUE FUND: Benchmark. The Fund’s initial Benchmark is set forth in Schedule B. If the Trustees determine that another appropriate index of securities prices should be substituted as the Benchmark, the Trustees may determine, with the consent of the Manager, to use such other appropriate index of securities prices for purposes of this Schedule C (the “Replacement Benchmark”) without shareholder approval, unless shareholder approval of the change is otherwise required by applicable law. Any Replacement Benchmark will be applied prospectively to determine the amount of the Performance Adjustment. The Benchmark will continue to be used to determine the amount of the Performance Adjustment for that part of the Performance Period prior to the effective date of the Replacement Benchmark.

The Fund’s initial Replacement Benchmark is set forth in Schedule B, together with its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee. Any further Replacement Benchmark, and its effective date of incorporation into the calculation of any adjustment to the Fund’s Base Fee, will also be identified on Schedule B.

ALL FUNDS: Measuring Class. The “Measuring Class” of shares of the Fund initially is Class A shares of the Fund. If the Trustees determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment, the Trustees may change, with the consent of the Manager, the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (“Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of that Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding and any previous portion of the Performance Period will be calculated using the Measuring Class.

Notwithstanding any other provisions in this Schedule C, the computation of the Performance Adjustment Rate, the Investment Performance of the Measuring Class and the Investment Record of the Benchmark will be made in accordance with the Investment Advisers Act of 1940, as amended, and any applicable rules thereunder.

For the following funds only:
Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund

FORM OF PROPOSED MANAGEMENT CONTRACT

This Management Contract is dated as of February 27, 2014 between [NAME OF FUND], a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

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1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f) (2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) In consideration of the fees payable by the Fund to the Manager pursuant to Section 3, the Manager will also pay, or reimburse the Fund for, all of the Fund’s organizational and other operating expenses, excluding only fees payable under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act, any upward or downward adjustments to the Fund’s Base Fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses.

(e) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management,

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service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a Base Fee, computed and paid monthly on the Average Net Assets of the Fund at the annual rate set forth on Schedule B attached to this Contract, as from time to time amended, subject to adjustment as set forth on Schedule C attached to this Contract, as from time to time amended. The Fund’s “Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each period for which such computation is made. The Base Fee, as adjusted, is payable for each month within 15 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2014, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of

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its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

IN WITNESS WHEREOF, [NAME OF FUND] and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

[NAME OF FUND]

By:

PUTNAM INVESTMENT MANAGEMENT, LLC
By:

Schedule A

[LIST OF FUNDS]

Schedule B

[FEE SCHEDULE: See Appendix D to this proxy statement for each fund’s detailed fee information. The management fee for each fund under the proposed new management contract is identical to that for each fund under the fund’s previous management contract.]

Schedule C

Commencing with the thirteenth whole calendar month of the Fund’s operations, the Fund’s Base Fee computed in accordance with Schedule B will be adjusted, on a monthly basis, upward or downward, as the case may be, by an amount computed by applying the Performance Adjustment Rate to the Average Net Assets of the Fund for the Performance Period and dividing the result by twelve.

Performance Period. The Performance Period is equal to the shorter of (i) the period from the date the Fund commenced operations to the end of the month for which the fee adjustment is being computed or (ii) the thirty-six month period then ended.

Performance Adjustment Rate. The Performance Adjustment Rate is equal to the product of 0.04 multiplied by the difference, positive or negative, obtained by subtracting (i) the sum of the Investment Record of the Benchmark for the Performance Period plus the Hurdle from (ii) the Investment Performance of the Measuring Class for the Performance Period; provided that the Performance Adjustment Rate for the Fund may not exceed the Maximum Performance Adjustment Rate set forth on Schedule B or be less than the Minimum Performance Adjustment Rate set forth on Schedule B.

Investment Performance and Investment Record. These terms are used as defined in Rule 205-1 under the Investment Advisers Act of 1940, as amended, and shall each be computed on an annualized basis for any Performance Period greater than one year.

Hurdle. The Fund’s Hurdle is set forth in Schedule B.

Benchmark. The Fund’s initial Benchmark is set forth in Schedule B. If the Trustees determine that another appropriate index of securities prices should be substituted as the Benchmark, the Trustees may determine, with the consent of the Manager, to use such other appropriate index of securities prices for purposes of this Schedule C (the “Replacement Benchmark”) without shareholder approval, unless shareholder approval of the change is otherwise required by applicable law. Any Replacement Benchmark will be applied prospectively to determine the amount of the Performance Adjustment. The Benchmark will continue to be used to determine the amount of the Performance Adjustment for that part of the Performance Period prior to the effective date of the Replacement Benchmark.

Measuring Class. The “Measuring Class” of shares of the Fund initially is Class A shares of the Fund. If the Trustees determine that a different class of shares of the Fund is the most appropriate for use in calculating the Performance Adjustment, the Trustees may change, with the consent of the Manager, the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (“Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of that Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding and any previous portion of the Performance Period will be calculated using the Measuring Class.

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Notwithstanding any other provisions in this Schedule C, the computation of the Performance Adjustment Rate, the Investment Performance of the Measuring Class and the Investment Record of the Benchmark will be made in accordance with the Investment Advisers Act of 1940, as amended, and any applicable rules thereunder.

For the following funds only:
Putnam Managed Municipal Income Trust
Putnam Municipal Opportunities Trust

FORM OF PROPOSED MANAGEMENT CONTRACT

This Management Contract is dated as of February 27, 2014 between [NAME OF FUND], a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f) (2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested

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persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Net Assets, computed and paid quarterly at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended.

“Average Net Assets” means the average of all of the determinations of the Fund’s net asset value during each quarter at the close of business on the last business day of each week, for each week which ends during the quarter. The fee is payable for each quarter within 30 days after the close of the quarter.

In the event that the amount of dividends payable with respect to any outstanding shares of beneficial interest of the Fund with preference rights (“Preferred Shares”) during any period for which regular payments of dividends or other distributions on such Preferred Shares are payable (each, a “Dividend Period”) plus expenses attributable to such Preferred Shares for such Dividend Period exceeds the portion of the Fund’s net income and net short-term capital gains (but not long-term capital gains) accruing during such Dividend Period as a result of the fact that such Preferred Shares were outstanding during such Period, then the fee payable to the Manager pursuant to this Section 3 shall be reduced by the amount of such excess; provided, however, that the amount of such reduction for any such Period shall not exceed the amount determined by multiplying (i) the aggregate liquidation preference of the average number of Preferred Shares outstanding during the Period by (ii) the percentage of the aggregate net asset value of the Fund which the fee payable to the Manager during such Period pursuant to this Section 3 would constitute without giving effect to such reduction. The amount of such reduction attributable to any Dividend Period shall reduce the amount of the next quarterly payment of the fee payable pursuant to this Section 3 following the end of such Dividend Period, and of any subsequent quarterly or more frequent payments, as may be necessary. The expenses attributable to the Preferred Shares and the portion of the Fund’s net income and net short-term capital gains accruing during any Dividend Period as a result of the fact that Preferred Shares were outstanding during such Period shall be determined by the Trustees of the Fund.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a quarter, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

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5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2014, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

IN WITNESS WHEREOF, [NAME OF FUND] and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

[NAME OF FUND]

By:

PUTNAM INVESTMENT MANAGEMENT, LLC

By:

Schedule A

[LIST OF FUNDS]

Schedule B

[FEE SCHEDULE: See Appendix D to this proxy statement for each fund’s detailed fee information. The management fee for each fund under the proposed new management contract is identical to that for each fund under the fund’s previous management contract.]

For the following funds only:
Putnam High Income Securities Fund
Putnam Master Intermediate Income Trust
Putnam Premier Income Trust

FORM OF PROPOSED MANAGEMENT CONTRACT

This Management Contract is dated as of February 27, 2014 between [NAME OF FUND], a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

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In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f) (2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the

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Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Net Assets, computed and paid quarterly at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended.

“Average Net Assets” means the average of the weekly determinations of the difference between the total assets of the Fund (including any assets attributable to leverage for investment purposes) and the total liabilities of the Fund (excluding liabilities incurred in connection with leverage for investment purposes), determined at the close of the last business day of each week, for each week which ends during the quarter. The fee is payable for each quarter within 30 days after the close of the quarter. As used in this Section 3, “leverage for investment purposes” means any incurrence of indebtedness the proceeds of which are to be invested in accordance with the Fund’s investment objective. For purposes of calculating Average Net Assets, liabilities associated with any instruments or transactions used to leverage the Fund’s portfolio for investment purposes (whether or not such instruments or transactions are “covered” within the meaning of the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) are not considered liabilities. For purposes of calculating Average Net Assets, the total assets of the Fund will be deemed to include (a) any proceeds from the sale or transfer of an asset (the “Underlying Asset”) of the Fund to a counterparty in a reverse repurchase or dollar roll transaction and (b) the value of such Underlying Asset as of the relevant measuring date.

In the event that, during any period for which payments of interest or fees (whether designated as such or implied) are payable in connection with any indebtedness or other obligation of the Fund incurred for investment purposes (a “Measurement Period”), the amount of interest payments and fees with respect to such indebtedness or other obligation, plus additional expenses attributable to any such leverage for investment purposes for such Measurement Period, exceeds the portion of the Fund’s net income and net short-term capital gains (but not long-term capital gains) accruing during such Measurement Period as a result of the fact that such indebtedness or other obligation was outstanding during the Measurement Period, then the fee payable to the Manager pursuant to this Section 3 shall be reduced by the amount of such excess; provided, however, that the amount of such reduction for any such Period shall not exceed the amount determined by multiplying (i) the aggregate value of all assets representing leverage for investment purposes by (ii) the percentage of the Average Net Assets of the Fund which the fee payable to the Manager during such Measurement Period pursuant to this Section 3 would constitute without giving effect to such reduction. The amount of such reduction attributable to any Measurement Period shall reduce the amount of the next quarterly payment of the fee payable pursuant to this Section 3 following the end of such Measurement Period, and of any subsequent quarterly or more frequent payments, as may be necessary. The expenses attributable to leverage for investment purposes and the portion of the Fund’s net income and net short-term capital gains accruing during any Measurement Period as a result of the fact that leverage for investment purposes was outstanding during such Measurement Period shall be determined by the Trustees of the Fund.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a quarter, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver,

B-16

discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2014, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

IN WITNESS WHEREOF, [NAME OF FUND] and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

[NAME OF FUND]

By:

PUTNAM INVESTMENT MANAGEMENT, LLC

By:

Schedule A

[LIST OF FUNDS]

Schedule B

[FEE SCHEDULE: See Appendix D to this proxy statement for each fund’s detailed fee information. The management fee for each fund under the proposed new management contract is identical to that for each fund under the fund’s previous management contract.]

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Appendix C — Management Contracts: Dates and Approvals

Under the management contract between your fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investments decisions on behalf of the fund. Except for the funds included in the table below, the current management contract for your fund dated January 10, 2010 was last approved by shareholders on November 19, 2009. At that time, shareholders of the fund voted to approve the current management contract to include fund family breakpoints (under which the fund’s base management fee rate is determined on the basis of the aggregate net assets of all Putnam mutual funds, rather than the fund’s net assets). Shareholders of Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund and Putnam Voyager Fund also approved the institution of performance fees under the funds’ respective management contracts. The management contract has not been submitted for approval by the shareholders of your fund since that date.

The following table contains information regarding the date of each remaining fund’s current management contract, the date on which it was last approved by shareholders and the purpose for that submission.

Date Current
Management Contract
	Date of Current	Last Submitted to	Purpose of Last Submission of Current Management Contract
Fund	Management Contract	Shareholder Vote	to Shareholder Vote

Putnam Absolute Return 100 Fund	July 1, 2013	December 18, 2009	Fee structure change

Putnam Absolute Return 300 Fund	July 1, 2013	December 18, 2009	Fee structure change

Putnam Absolute Return 500 Fund	July 1, 2013	December 18, 2009	Fee structure change

Putnam Absolute Return 700 Fund	July 1, 2013	January 15, 2010	Fee structure change

Putnam Asia Pacific Equity Fund	July 1, 2013	May 26, 2011	New performance index to calculate performance fees

Putnam Capital Opportunities Fund	September 1, 2010	November 19, 2009	Fee structure change

Putnam Capital Spectrum Fund	July 1, 2013	November 19, 2009	Fee structure change

Putnam Dynamic Asset Allocation	July 1, 2013	November 19, 2009	Fee structure change
Equity Fund

Putnam Dynamic Risk Allocation Fund	July 1, 2013	September 9, 2011	Organization of the fund

Putnam Emerging Markets Equity Fund	July 1, 2013	November 19, 2009	Fee structure change and institution of performance fees

Putnam Emerging Markets Income Fund	July 1, 2013	March 18, 2013	Organization of the fund

Putnam Equity Spectrum Fund	July 1, 2013	November 19, 2009	Fee structure change

Putnam Floating Rate Income Fund	July 1, 2013	November 19, 2009	Fee structure change

Putnam Global Consumer Fund	July 1, 2013	November 19, 2009	Fee structure change

Putnam Global Dividend Fund	July 1, 2013	March 18, 2013	Organization of the fund

Putnam Global Energy Fund	July 1, 2013	November 19, 2009	Fee structure change

Putnam Global Financials Fund	July 1, 2013	November 19, 2009	Fee structure change

Putnam Global Industrials Fund	July 1, 2013	November 19, 2009	Fee structure change

Putnam Global Sector Fund	July 1, 2013	December 14, 2009	Organization of the fund

Putnam Global Technology Fund	July 1, 2013	November 19, 2009	Fee structure change

Putnam Global Telecommunications Fund	July 1, 2013	November 19, 2009	Fee structure change

Putnam High Income Securities Fund	August 3, 2007	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam Intermediate-Term Municipal	July 1, 2013	March 18, 2013	Organization of the fund
Income Fund

Putnam International Value Fund	July 1, 2013	May 26, 2011	New performance index to calculate performance fees

Putnam Low Volatility Equity Fund	July 1, 2013	March 18, 2013	Organization of the fund

Putnam Managed Municipal Income Trust	August 3, 2007	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam Master Intermediate Income Trust	August 3, 2007	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam Money Market Liquidity Fund	July 1, 2013	April 13, 2009	Organization of the fund

Putnam Multi-Cap Core Fund	July 1, 2013	[May 14, 2010]	Organization of the fund

Putnam Multi-Cap Growth Fund	February 1, 2010	January 15, 2010	Fee structure change and institution of performance fees

Putnam Multi-Cap Value Fund	September 1, 2010	November 19, 2009	Fee structure change

Putnam Municipal Opportunities Trust	August 3, 2007	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam Premier Income Trust	August 3, 2007	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam Research Fund	September 1, 2010	November 19, 2009	Fee structure change

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Date Current
Management Contract
	Date of Current	Last Submitted to	Purpose of Last Submission of Current Management Contract
Fund	Management Contract	Shareholder Vote	to Shareholder Vote

Putnam RetirementReady 2055 Fund	November 30, 2010	November 30, 2010	Organization of fund

Putnam RetirementReady 2050 Fund	August 1, 2009	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam RetirementReady 2045 Fund	August 1, 2009	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam RetirementReady 2040 Fund	August 1, 2009	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam RetirementReady 2035 Fund	August 1, 2009	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam RetirementReady 2030 Fund	August 1, 2009	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam RetirementReady 2025 Fund	August 1, 2009	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam RetirementReady 2020 Fund	August 1, 2009	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam RetirementReady 2015 Fund	August 1, 2009	May 15, 2007	Approval of new management contract following change of
control of Putnam Management

Putnam Retirement Income Fund	August 1, 2009	May 15, 2007	Approval of new management contract following change of
Lifestyle 1			control of Putnam Management

Putnam Retirement Income Fund	July 1, 2013	June 6, 2011	Organization of the fund
Lifestyle 2

Putnam Retirement Income Fund	July 1, 2013	November 19, 2009	Fee structure change
Lifestyle 3

Putnam Short Duration Income Fund	July 1, 2013	June 17, 2011	Organization of the fund

Putnam Short Term Investment Fund	July 1, 2013	November 9, 2012	Organization of the fund

Putnam Short-Term Municipal Income	July 1, 2013	March 18, 2013	Organization of the fund
Fund

Putnam Small Cap Growth Fund	July 1, 2013	November 19, 2009	Fee structure change and institution of performance fees

Putnam Small Cap Value Fund	September 10, 2010	November 19, 2009	Fee structure change

Putnam Strategic Volatility Equity Fund	July 1, 2013	March 18, 2013	Organization of the fund

Putnam VT Absolute Return 500 Fund	February 4, 2011	February 4, 2011	Organization of the fund

Appendix D — Management Contracts: Fees

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM ABSOLUTE RETURN	of Average Net Assets	0.40%	$493,980	0.15% of average net assets
100 FUND	Benchmark: BofA Merrill
	Lynch U.S. Treasury Bill
	Index (G0BA)
	Hurdle:	1.00%
	Maximum Performance
	Adjustment Rate:	0.04%
	Minimum Performance
	Adjustment Rate:	-0.04%

PUTNAM ABSOLUTE RETURN	of Average Net Assets	0.60%	$4,354,861	0.37% of average net assets
300 FUND	Benchmark: BofA Merrill
	Lynch U.S. Treasury Bill
	Index (G0BA)
	Hurdle:	3.00%
	Maximum Performance
	Adjustment Rate:	0.12%
	Minimum Performance
	Adjustment Rate:	-0.12%

C/D-1

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM ABSOLUTE RETURN	First $5 billion	0.880%	$5,233,405	0.64% of average net assets
500 FUND	Next $5 billion	0.830%
	Next $10 billion	0.780%
	Next $10 billion	0.730%
	Next $50 billion	0.680%
	Next $50 billion	0.660%
	Next $100 billion	0.650%
	Any excess thereafter	0.645%
	Benchmark: BofA Merrill
	Lynch U.S. Treasury Bill
	Index (G0BA)
	Hurdle:	5.00%
	Maximum Performance
	Adjustment Rate:	0.20%
	Minimum Performance
	Adjustment Rate:	-0.20%

PUTNAM ABSOLUTE RETURN	First $5 billion	1.030%	$5,796,253	0.81% of average net assets
700 FUND	Next $5 billion	0.980%
	Next $10 billion	0.930%
	Next $10 billion	0.880%
	Next $50 billion	0.830%
	Next $50 billion	0.810%
	Next $100 billion	0.800%
	Any excess thereafter	0.795%
	Benchmark: BofA Merrill
	Lynch U.S. Treasury Bill
	Index (G0BA)
	Hurdle:	7.00%
	Maximum Performance
	Adjustment Rate:	0.28%
	Minimum Performance
	Adjustment Rate:	-0.28%

PUTNAM AMERICAN	First $5 billion	0.550%	$2,665,472	0.40% of average net assets
GOVERNMENT INCOME FUND	Next $5 billion	0.500%
	Next $10 billion	0.450%
	Next $10 billion	0.400%
	Next $50 billion	0.350%
	Next $50 billion	0.330%
	Next $100 billion	0.320%
	Any excess thereafter	0.315%

PUTNAM AMT-FREE MUNICIPAL	First $5 billion	0.590%	$2,217,779	0.44% of average net assets
FUND	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

PUTNAM ARIZONA TAX EXEMPT	First $5 billion	0.590%	$283,378	0.44% of average net assets
INCOME FUND	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

D-2

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM ASIA PACIFIC EQUITY	First $5 billion	1.080%	$0	0.00% of average net assets
FUND	Next $5 billion	1.030%
	Next $10 billion	0.980%
	Next $10 billion	0.930%
	Next $50 billion	0.880%
	Next $50 billion	0.860%
	Next $100 billion	0.850%
	Any excess thereafter	0.845%
	Benchmark: MSCI All
	Country ex-Japan Index
	(Net Dividends)*
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.21%
	Minimum Performance
	Adjustment Rate:	-0.21%

PUTNAM CALIFORNIA TAX	First $5 billion	0.590%	$7,293,763	0.44% of average net assets
EXEMPT INCOME FUND	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

PUTNAM CAPITAL	First $5 billion	0.780%	$2,219,656	0.63% of average net assets
OPPORTUNITIES FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM CAPITAL SPECTRUM	First $5 billion	0.880%	$13,364,984	0.81% of average net assets
FUND	Next $5 billion	0.830%
	Next $10 billion	0.780%
	Next $10 billion	0.730%
	Next $50 billion	0.680%
	Next $50 billion	0.660%
	Next $100 billion	0.650%
	Any excess thereafter	0.645%
	Benchmark: 50/50 blend
	(balanced daily) of S&P
	500 Index and JP Morgan
	Developed High Yield
	Index
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.32%
	Minimum Performance
	Adjustment Rate:	-0.32%

PUTNAM CONVERTIBLE	First $5 billion	0.780%	$4,049,683	0.64% of average net assets
SECURITIES FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM DIVERSIFIED	First $5 billion	0.700%	$20,008,464	0.55% of average net assets
INCOME TRUST	Next $5 billion	0.650%
	Next $10 billion	0.600%
	Next $10 billion	0.550%
	Next $50 billion	0.500%
	Next $50 billion	0.480%
	Next $100 billion	0.470%
	Any excess thereafter	0.465%

D-3

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM DYNAMIC ASSET	First $5 billion	0.680%	$7,021,376	0.53% of average net assets
ALLOCATION BALANCED FUND	Next $5 billion	0.630%
	Next $10 billion	0.580%
	Next $10 billion	0.530%
	Next $50 billion	0.480%
	Next $50 billion	0.460%
	Next $100 billion	0.450%
	Any excess thereafter	0.445%

PUTNAM DYNAMIC ASSET	First $5 billion	0.680%	$3,001,267	0.53% of average net assets
ALLOCATION CONSERVATIVE	Next $5 billion	0.630%
FUND	Next $10 billion	0.580%
	Next $10 billion	0.530%
	Next $50 billion	0.480%
	Next $50 billion	0.460%
	Next $100 billion	0.450%
	Any excess thereafter	0.445%

PUTNAM DYNAMIC ASSET	First $5 billion	0.750%	$0	0.00% of average net assets
ALLOCATION EQUITY FUND	Next $5 billion	0.700%
	Next $10 billion	0.650%
	Next $10 billion	0.600%
	Next $50 billion	0.550%
	Next $50 billion	0.530%
	Next $100 billion	0.520%
	Any excess thereafter	0.515%

PUTNAM DYNAMIC ASSET	First $5 billion	0.750%	$9,791,000	0.60% of average net assets
ALLOCATION GROWTH FUND	Next $5 billion	0.700%
	Next $10 billion	0.650%
	Next $10 billion	0.600%
	Next $50 billion	0.550%
	Next $50 billion	0.530%
	Next $100 billion	0.520%
	Any excess thereafter	0.515%

PUTNAM DYNAMIC RISK	First $5 billion	1.050%	$1,418,724	0.74% of average net assets
ALLOCATION FUND	Next $5 billion	1.000%
	Next $10 billion	0.950%
	Next $10 billion	0.900%
	Next $50 billion	0.850%
	Next $50 billion	0.830%
	Next $100 billion	0.820%
	Any excess thereafter	0.815%

PUTNAM EMERGING MARKETS	First $5 billion	1.080%	$187,478	0.54% of average net assets
EQUITY FUND	Next $5 billion	1.030%
	Next $10 billion	0.980%
	Next $10 billion	0.930%
	Next $50 billion	0.880%
	Next $50 billion	0.860%
	Next $100 billion	0.850%
	Any excess thereafter	0.845%
	Benchmark: MSCI
	Emerging Markets Index
	(Net Dividends)*
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.21%
	Minimum Performance
	Adjustment Rate:	-0.21%

PUTNAM EMERGING MARKETS	First $5 billion	0.880%	$—	—
INCOME FUND(1)	Next $5 billion	0.830%
	Next $10 billion	0.780%
	Next $10 billion	0.730%
	Next $50 billion	0.680%
	Next $50 billion	0.660%
	Next $100 billion	0.650%
	Any excess thereafter	0.645%

D-4

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM EQUITY INCOME FUND	First $5 billion	0.630%	$17,452,067	0.49% of average net assets
	Next $5 billion	0.580%
	Next $10 billion	0.530%
	Next $10 billion	0.480%
	Next $50 billion	0.430%
	Next $50 billion	0.410%
	Next $100 billion	0.400%
	Any excess thereafter	0.395%

PUTNAM EQUITY SPECTRUM	First $5 billion	0.880%	$5,907,335	0.85% of average net assets
FUND	Next $5 billion	0.830%
	Next $10 billion	0.780%
	Next $10 billion	0.730%
	Next $50 billion	0.680%
	Next $50 billion	0.660%
	Next $100 billion	0.650%
	Any excess thereafter	0.645%
	Benchmark: S&P 500 Index
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.40%
	Minimum Performance
	Adjustment Rate:	-0.40%

PUTNAM EUROPE EQUITY FUND	First $5 billion	0.850%	$1,225,861	0.78% of average net assets
	Next $5 billion	0.800%
	Next $10 billion	0.750%
	Next $10 billion	0.700%
	Next $50 billion	0.650%
	Next $50 billion	0.630%
	Next $100 billion	0.620%
	Any excess thereafter	0.615%
	Benchmark: MSCI Europe
	Index (Net Dividends)*
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.15%
	Minimum Performance
	Adjustment Rate:	-0.15%

PUTNAM FLOATING RATE	First $5 billion	0.720%	$2,977,382	0.58% of average net assets
INCOME FUND	Next $5 billion	0.670%
	Next $10 billion	0.620%
	Next $10 billion	0.570%
	Next $50 billion	0.520%
	Next $50 billion	0.500%
	Next $100 billion	0.490%
	Any excess thereafter	0.485%

THE GEORGE PUTNAM FUND	First $5 billion	0.680%	$6,488,744	0.53% of average net assets
OF BOSTON (d/b/a GEORGE	Next $5 billion	0.630%
PUTNAM BALANCED FUND)	Next $10 billion	0.580%
	Next $10 billion	0.530%
	Next $50 billion	0.480%
	Next $50 billion	0.460%
	Next $100 billion	0.450%
	Any excess thereafter	0.445%

PUTNAM GLOBAL CONSUMER	First $5 billion	0.780%	$42,723	0.29% of average net assets
FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

D-5

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM GLOBAL DIVIDEND	First $5 billion	0.850%	$—	—
FUND(2)	Next $5 billion	0.800%
	Next $10 billion	0.750%
	Next $10 billion	0.700%
	Next $50 billion	0.650%
	Next $50 billion	0.630%
	Next $100 billion	0.620%
	Any excess thereafter	0.615%
	Benchmark: MSCI World
	Index (Net Dividends)*
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.15%
	Minimum Performance
	Adjustment Rate:	-0.15%

PUTNAM GLOBAL	First $5 billion	0.780%	$76,398	0.40% of average net assets
ENERGY FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM GLOBAL EQUITY FUND	First $5 billion	0.850%	$5,496,467	0.71% of average net assets
	Next $5 billion	0.800%
	Next $10 billion	0.750%
	Next $10 billion	0.700%
	Next $50 billion	0.650%
	Next $50 billion	0.630%
	Next $100 billion	0.620%
	Any excess thereafter	0.615%
	Benchmark: MSCI World
	Index (Net Dividends)*
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.15%
	Minimum Performance
	Adjustment Rate:	-0.15%

PUTNAM GLOBAL FINANCIALS	First $5 billion	0.780%	$38,961	0.26% of average net assets
FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM GLOBAL HEALTH CARE	First $5 billion	0.780%	$6,970,314	0.63% of average net assets
FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM GLOBAL INCOME	First $5 billion	0.700%	$1,999,189	0.56% of average net assets
TRUST	Next $5 billion	0.650%
	Next $10 billion	0.600%
	Next $10 billion	0.550%
	Next $50 billion	0.500%
	Next $50 billion	0.480%
	Next $100 billion	0.470%
	Any excess thereafter	0.465%

PUTNAM GLOBAL INDUSTRIALS	First $5 billion	0.780%	$16,277	0.13% of average net assets
FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

D-6

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM GLOBAL NATURAL	First $5 billion	0.780%	$1,959,049	0.63% of average net assets
RESOURCES FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM GLOBAL SECTOR	N/A	N/A	N/A	N/A
FUND

PUTNAM GLOBAL TECHNOLOGY	First $5 billion	0.780%	$17,533	0.15% of average net assets
FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM GLOBAL	First $5 billion	0.780%	$51,642	0.32% of average net assets
TELECOMMUNICATIONS FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM GLOBAL UTILITIES	First $5 billion	0.780%	$1,327,033	0.63% of average net assets
FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

THE PUTNAM FUND FOR	First $5 billion	0.630%	$21,457,542	0.49% of average net assets
GROWTH AND INCOME	Next $5 billion	0.580%
	Next $10 billion	0.530%
	Next $10 billion	0.480%
	Next $50 billion	0.430%
	Next $50 billion	0.410%
	Next $100 billion	0.400%
	Any excess thereafter	0.395%

PUTNAM GROWTH	First $5 billion	0.710%	$1,825,919	0.51% of average net assets
OPPORTUNITIES FUND	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%
	Benchmark: Russell 1000
	Growth Index
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.12%
	Minimum Performance
	Adjustment Rate:	-0.12%

D-7

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM HIGH INCOME	First $500 million	0.700%	$1,039,414	0.70% of average net assets
SECURITIES FUND	Next $500 million	0.600%
	Next $500 million	0.550%
	Next $5 billion	0.500%
	Next $5 billion	0.475%
	Next $5 billion	0.455%
	Next $5 billion	0.440%
	Next $5 billion	0.430%
	Next $5 billion	0.420%
	Next $5 billion	0.410%
	Next $5 billion	0.400%
	Next $5 billion	0.390%
	Next $8.5 billion	0.380%
	Any excess thereafter	0.370%

PUTNAM HIGH YIELD	First $5 billion	0.720%	$5,206,491	0.58% of average net assets
ADVANTAGE FUND	Next $5 billion	0.670%
	Next $10 billion	0.620%
	Next $10 billion	0.570%
	Next $50 billion	0.520%
	Next $50 billion	0.500%
	Next $100 billion	0.490%
	Any excess thereafter	0.485%

PUTNAM HIGH YIELD TRUST	First $5 billion	0.720%	$8,476,385	0.57% of average net assets
	Next $5 billion	0.670%
	Next $10 billion	0.620%
	Next $10 billion	0.570%
	Next $50 billion	0.520%
	Next $50 billion	0.500%
	Next $100 billion	0.490%
	Any excess thereafter	0.485%

PUTNAM INCOME FUND	First $5 billion	0.550%	$5,608,363	0.41% of average net assets
	Next $5 billion	0.500%
	Next $10 billion	0.450%
	Next $10 billion	0.400%
	Next $50 billion	0.350%
	Next $50 billion	0.330%
	Next $100 billion	0.320%
	Any excess thereafter	0.315%

PUTNAM INTERMEDIATE-TERM	First $5 billion	0.590%	$—	—
MUNICIPAL INCOME FUND(3)	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

PUTNAM INTERNATIONAL	First $5 billion	1.080%	$7,166,274	0.84% of average net assets
CAPITAL OPPORTUNITIES FUND	Next $5 billion	1.030%
	Next $10 billion	0.980%
	Next $10 billion	0.930%
	Next $50 billion	0.880%
	Next $50 billion	0.860%
	Next $100 billion	0.850%
	Any excess thereafter	0.845%
	Benchmark: S&P
	Developed/Ex-U.S.
	SmallCap Index
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.21%
	Minimum Performance
	Adjustment Rate:	-0.21%

D-8

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM INTERNATIONAL	First $5 billion	0.850%	$7,100,664	0.72% of average net assets
EQUITY FUND	Next $5 billion	0.800%
	Next $10 billion	0.750%
	Next $10 billion	0.700%
	Next $50 billion	0.650%
	Next $50 billion	0.630%
	Next $100 billion	0.620%
	Any excess thereafter	0.615%
	Benchmark: MSCI EAFE
	Index (Net Dividends)*
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.15%
	Minimum Performance
	Adjustment Rate:	-0.15%

PUTNAM INTERNATIONAL	First $5 billion	1.080%	$3,022,995	0.89% of average net assets
GROWTH FUND	Next $5 billion	1.030%
	Next $10 billion	0.980%
	Next $10 billion	0.930%
	Next $50 billion	0.880%
	Next $50 billion	0.860%
	Next $100 billion	0.850%
	Any excess thereafter	0.845%
	Benchmark: MSCI EAFE
	Growth Index (Net
	Dividends)*
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.21%
	Minimum Performance
	Adjustment Rate:	-0.21%

PUTNAM INTERNATIONAL	First $5 billion	0.850%	$1,437,355	0.71% of average net assets
VALUE FUND	Next $5 billion	0.800%
	Next $10 billion	0.750%
	Next $10 billion	0.700%
	Next $50 billion	0.650%
	Next $50 billion	0.630%
	Next $100 billion	0.620%
	Any excess thereafter	0.615%
	Benchmark: MSCI
	EAFE Value Index (Net
	Dividends)*
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.15%
	Minimum Performance
	Adjustment Rate:	-0.15%

PUTNAM INVESTORS FUND	First $5 billion	0.710%	$7,966,034	0.56% of average net assets
	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%

PUTNAM LOW VOLATILITY	First $5 billion	0.780%	$0	0.00% of average net assets
EQUITY FUND(4)	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM MANAGED MUNICIPAL	First $500 million	0.650%	$3,149,331	0.70% of average net assets
INCOME TRUST	Next $500 million	0.550%
	Next $500 million	0.500%
	Next $5 billion	0.450%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.390%
	Any excess thereafter	0.380%

D-9

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM MASSACHUSETTS TAX	First $5 billion	0.590%	$1,868,568	0.44% of average net assets
EXEMPT INCOME FUND	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

PUTNAM MASTER	First $500 million	0.750%	$2,723,636	0.75% of average net assets
INTERMEDIATE INCOME TRUST	Next $500 million	0.650%
	Next $500 million	0.600%
	Next $5 billion	0.550%
	Next $5 billion	0.525%
	Next $5 billion	0.505%
	Next $5 billion	0.490%
	Next $5 billion	0.480%
	Next $5 billion	0.470%
	Next $5 billion	0.460%
	Next $5 billion	0.450%
	Next $5 billion	0.440%
	Next $8.5 billion	0.430%
	Any excess thereafter	0.420%

PUTNAM MICHIGAN TAX	First $5 billion	0.590%	$362,014	0.44% of average net assets
EXEMPT INCOME FUND	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

PUTNAM MINNESOTA TAX	First $5 billion	0.590%	$532,651	0.44% of average net assets
EXEMPT INCOME FUND	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

PUTNAM MONEY MARKET FUND	First $5 billion	0.440%	$0	0.00% of average net assets
	Next $5 billion	0.390%
	Next $10 billion	0.340%
	Next $10 billion	0.290%
	Next $50 billion	0.240%
	Next $50 billion	0.220%
	Next $100 billion	0.210%
	Any excess thereafter	0.205%

PUTNAM MONEY MARKET	of Average net assets	0.25%	$0	0.00% of average net assets
LIQUIDITY FUND

PUTNAM MULTI-CAP CORE	First $5 billion	0.710%	$8,719	0.08% of average net assets
FUND	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%

D-10

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM MULTI-CAP GROWTH	First $5 billion	0.710%	$16,342,403	0.50% of average net assets
FUND	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%
	Benchmark: Russell 3000
	Growth Index
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.12%
	Minimum Performance
	Adjustment Rate:	-0.12%

PUTNAM MULTI-CAP VALUE	First $5 billion	0.710%	$2,138,018	0.56% of average net assets
FUND	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%

PUTNAM MUNICIPAL	First $500 million	0.650%	$4,118,860	0.72% of average net assets
OPPORTUNITIES TRUST	Next $500 million	0.550%
	Next $500 million	0.500%
	Next $5 billion	0.450%
	Next $5 billion	0.425%
	Next $5 billion	0.405%
	Next $5 billion	0.390%
	Any excess thereafter	0.380%

PUTNAM NEW JERSEY TAX	First $5 billion	0.590%	$1,277,096	0.44% of average net assets
EXEMPT INCOME FUND	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

PUTNAM NEW YORK TAX	First $5 billion	0.590%	$5,479,662	0.45% of average net assets
EXEMPT INCOME FUND	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

PUTNAM OHIO TAX EXEMPT	First $5 billion	0.590%	$720,433	0.44% of average net assets
INCOME FUND	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

PUTNAM PENNSYLVANIA TAX	First $5 billion	0.590%	$1,105,281	0.44% of average net assets
EXEMPT INCOME FUND	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

D-11

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM PREMIER INCOME	First $500 million	0.750%	$5,947,565	0.71% of average net assets
TRUST	Next $500 million	0.650%
	Next $500 million	0.600%
	Next $5 billion	0.550%
	Next $5 billion	0.525%
	Next $5 billion	0.505%
	Next $5 billion	0.490%
	Next $5 billion	0.480%
	Next $5 billion	0.470%
	Next $5 billion	0.460%
	Next $5 billion	0.450%
	Next $5 billion	0.440%
	Next $8.5 billion	0.430%
	Any excess thereafter	0.420%

PUTNAM RESEARCH FUND	First $5 billion	0.710%	$1,251,275	0.56% of average net assets
	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%

PUTNAM RETIREMENTREADY	N/A	N/A	N/A	N/A
2055 FUND

PUTNAM RETIREMENTREADY	N/A	N/A	N/A	N/A
2050 FUND

PUTNAM RETIREMENTREADY	N/A	N/A	N/A	N/A
2045 FUND

PUTNAM RETIREMENTREADY	N/A	N/A	N/A	N/A
2040 FUND

PUTNAM RETIREMENTREADY	N/A	N/A	N/A	N/A
2035 FUND

PUTNAM RETIREMENTREADY	N/A	N/A	N/A	N/A
2030 FUND

PUTNAM RETIREMENTREADY	N/A	N/A	N/A	N/A
2025 FUND

PUTNAM RETIREMENTREADY	N/A	N/A	N/A	N/A
2020 FUND

PUTNAM RETIREMENTREADY	N/A	N/A	N/A	N/A
2015 FUND

PUTNAM RETIREMENT INCOME	N/A	N/A	N/A	N/A
FUND LIFESTYLE 1

PUTNAM RETIREMENT INCOME	First $5 billion	0.680%	$0	0.00% of average net assets
FUND LIFESTYLE 2	Next $5 billion	0.630%
	Next $10 billion	0.580%
	Next $10 billion	0.530%
	Next $50 billion	0.480%
	Next $50 billion	0.460%
	Next $100 billion	0.450%
	Any excess thereafter	0.445%

PUTNAM RETIREMENT INCOME	First $5 billion	0.680%	$0	0.00% of average net assets
FUND LIFESTYLE 3	Next $5 billion	0.630%
	Next $10 billion	0.580%
	Next $10 billion	0.530%
	Next $50 billion	0.480%
	Next $50 billion	0.460%
	Next $100 billion	0.450%
	Any excess thereafter	0.445%

D-12

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM SHORT DURATION	First $5 billion	0.500%	$1,293,633	0.21% of average net assets
INCOME FUND	Next $5 billion	0.450%
	Next $10 billion	0.400%
	Next $10 billion	0.350%
	Next $50 billion	0.300%
	Next $50 billion	0.280%
	Next $100 billion	0.270%
	Any excess thereafter	0.265%

PUTNAM SHORT TERM	of Average net assets	0.25%	$0	0.00% of average net assets
INVESTMENT FUND(5)

PUTNAM SHORT-TERM	First $5 billion	0.500%	$—	—
MUNICIPAL INCOME FUND(6)	Next $5 billion	0.450%
	Next $10 billion	0.400%
	Next $10 billion	0.350%
	Next $50 billion	0.300%
	Next $50 billion	0.280%
	Next $100 billion	0.270%
	Any excess thereafter	0.265%

PUTNAM SMALL CAP GROWTH	First $5 billion	0.780%	$710,052	0.60% of average net assets
FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%
	Benchmark: Russell 2000
	Growth Index
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.18%
	Minimum Performance
	Adjustment Rate:	-0.18%

PUTNAM SMALL CAP VALUE	First $5 billion	0.780%	$1,004,942	0.64% of average net assets
FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM STRATEGIC	First $5 billion	0.880%	$0	0.00% of average net assets
VOLATILITY EQUITY FUND(7)	Next $5 billion	0.830%
	Next $10 billion	0.780%
	Next $10 billion	0.730%
	Next $50 billion	0.680%
	Next $50 billion	0.660%
	Next $100 billion	0.650%
	Any excess thereafter	0.645%
	Benchmark: S&P 500 Index
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.40%
	Minimum Performance
	Adjustment Rate:	-0.40%

PUTNAM TAX EXEMPT INCOME	First $5 billion	0.590%	$5,249,245	0.44% of average net assets
FUND	Next $5 billion	0.540%
	Next $10 billion	0.490%
	Next $10 billion	0.440%
	Next $50 billion	0.390%
	Next $50 billion	0.370%
	Next $100 billion	0.360%
	Any excess thereafter	0.355%

D-13

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM TAX EXEMPT MONEY	First $5 billion	0.440%	$0	0.00% of average net assets
MARKET FUND	Next $5 billion	0.390%
	Next $10 billion	0.340%
	Next $10 billion	0.290%
	Next $50 billion	0.240%
	Next $50 billion	0.220%
	Next $100 billion	0.210%
	Any excess thereafter	0.205%

PUTNAM TAX-FREE HIGH YIELD	First $5 billion	0.630%	$5,642,898	0.48% of average net assets
FUND	Next $5 billion	0.580%
	Next $10 billion	0.530%
	Next $10 billion	0.480%
	Next $50 billion	0.430%
	Next $50 billion	0.410%
	Next $100 billion	0.400%
	Any excess thereafter	0.395%

PUTNAM U.S. GOVERNMENT	First $5 billion	0.550%	$5,771,426	0.40% of average net assets
INCOME TRUST	Next $5 billion	0.500%
	Next $10 billion	0.450%
	Next $10 billion	0.400%
	Next $50 billion	0.350%
	Next $50 billion	0.330%
	Next $100 billion	0.320%
	Any excess thereafter	0.315%

PUTNAM VOYAGER FUND	First $5 billion	0.710%	$15,286,375	0.43% of average net assets
	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%
	Benchmark: Russell 1000
	Growth Index
	Hurdle:	N/A
	Maximum Performance
	Adjustment Rate:	0.12%
	Minimum Performance
	Adjustment Rate:	-0.12%

PUTNAM VT ABSOLUTE RETURN	First $5 billion	0.880%	$0	0.00% of average net assets
500 FUND	Next $5 billion	0.830%
	Next $10 billion	0.780%
	Next $10 billion	0.730%
	Next $50 billion	0.680%
	Next $50 billion	0.660%
	Next $100 billion	0.650%
	Any excess thereafter	0.645%

PUTNAM VT AMERICAN	First $5 billion	0.550%	$505,029	0.41% of average net assets
GOVERNMENT INCOME FUND	Next $5 billion	0.500%
	Next $10 billion	0.450%
	Next $10 billion	0.400%
	Next $50 billion	0.350%
	Next $50 billion	0.330%
	Next $100 billion	0.320%
	Any excess thereafter	0.315%

PUTNAM VT CAPITAL	First $5 billion	0.780%	$207,222	0.64% of average net assets
OPPORTUNITIES FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

D-14

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM VT DIVERSIFIED	First $5 billion	0.700%	$2,532,568	0.56% of average net assets
INCOME FUND	Next $5 billion	0.650%
	Next $10 billion	0.600%
	Next $10 billion	0.550%
	Next $50 billion	0.500%
	Next $50 billion	0.480%
	Next $100 billion	0.470%
	Any excess thereafter	0.465%

PUTNAM VT EQUITY INCOME	First $5 billion	0.630%	$1,806,301	0.49% of average net assets
FUND	Next $5 billion	0.580%
	Next $10 billion	0.530%
	Next $10 billion	0.480%
	Next $50 billion	0.430%
	Next $50 billion	0.410%
	Next $100 billion	0.400%
	Any excess thereafter	0.395%

PUTNAM VT GEORGE PUTNAM	First $5 billion	0.680%	$956,470	0.54% of average net assets
BALANCED FUND	Next $5 billion	0.630%
	Next $10 billion	0.580%
	Next $10 billion	0.530%
	Next $50 billion	0.480%
	Next $50 billion	0.460%
	Next $100 billion	0.450%
	Any excess thereafter	0.445%

PUTNAM VT GLOBAL ASSET	First $5 billion	0.750%	$1,280,104	0.61% of average net assets
ALLOCATION FUND	Next $5 billion	0.700%
	Next $10 billion	0.650%
	Next $10 billion	0.600%
	Next $50 billion	0.550%
	Next $50 billion	0.530%
	Next $100 billion	0.520%
	Any excess thereafter	0.515%

PUTNAM VT GLOBAL EQUITY	First $5 billion	0.850%	$1,394,894	0.71% of average net assets
FUND	Next $5 billion	0.800%
	Next $10 billion	0.750%
	Next $10 billion	0.700%
	Next $50 billion	0.650%
	Next $50 billion	0.630%
	Next $100 billion	0.620%
	Any excess thereafter	0.615%

PUTNAM VT GLOBAL HEALTH	First $5 billion	0.780%	$663,474	0.64% of average net assets
CARE FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM VT GLOBAL UTILITIES	First $5 billion	0.780%	$724,377	0.64% of average net assets
FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM VT GROWTH AND	First $5 billion	0.630%	$5,691,727	0.49% of average net assets
INCOME FUND	Next $5 billion	0.580%
	Next $10 billion	0.530%
	Next $10 billion	0.480%
	Next $50 billion	0.430%
	Next $50 billion	0.410%
	Next $100 billion	0.400%
	Any excess thereafter	0.395%

D-15

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM VT GROWTH	First $5 billion	0.710%	$120,564	0.47% of average net assets
OPPORTUNITIES FUND	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%

PUTNAM VT HIGH YIELD FUND	First $5 billion	0.720%	$2,293,594	0.58% of average net assets
	Next $5 billion	0.670%
	Next $10 billion	0.620%
	Next $10 billion	0.570%
	Next $50 billion	0.520%
	Next $50 billion	0.500%
	Next $100 billion	0.490%
	Any excess thereafter	0.485%

PUTNAM VT INCOME FUND	First $5 billion	0.550%	$1,576,095	0.41% of average net assets
	Next $5 billion	0.500%
	Next $10 billion	0.450%
	Next $10 billion	0.400%
	Next $50 billion	0.350%
	Next $50 billion	0.330%
	Next $100 billion	0.320%
	Any excess thereafter	0.315%

PUTNAM VT INTERNATIONAL	First $5 billion	0.850%	$2,946,769	0.71% of average net assets
EQUITY FUND	Next $5 billion	0.800%
	Next $10 billion	0.750%
	Next $10 billion	0.700%
	Next $50 billion	0.650%
	Next $50 billion	0.630%
	Next $100 billion	0.620%
	Any excess thereafter	0.615%

PUTNAM VT INTERNATIONAL	First $5 billion	1.080%	$497,013	0.89% of average net assets
GROWTH FUND	Next $5 billion	1.030%
	Next $10 billion	0.980%
	Next $10 billion	0.930%
	Next $50 billion	0.880%
	Next $50 billion	0.860%
	Next $100 billion	0.850%
	Any excess thereafter	0.845%

PUTNAM VT INTERNATIONAL	First $5 billion	0.850%	$774,643	0.71% of average net assets
VALUE FUND	Next $5 billion	0.800%
	Next $10 billion	0.750%
	Next $10 billion	0.700%
	Next $50 billion	0.650%
	Next $50 billion	0.630%
	Next $100 billion	0.620%
	Any excess thereafter	0.615%

PUTNAM VT INVESTORS FUND	First $5 billion	0.710%	$1,305,080	0.57% of average net assets
	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%

PUTNAM VT MONEY MARKET	First $5 billion	0.440%	$164,496	0.07% of average net assets
FUND	Next $5 billion	0.390%
	Next $10 billion	0.340%
	Next $10 billion	0.290%
	Next $50 billion	0.240%
	Next $50 billion	0.220%
	Next $100 billion	0.210%
	Any excess thereafter	0.205%

D-16

			Amount of Management Fee Paid in the
			Most Recent Fiscal Year (after applicable
			waivers, performance adjustments and
Fund	Management Fee Schedule		reimbursements, if any) ($)	Annual Rate at which Fees were Paid

PUTNAM VT MULTI-CAP	First $5 billion	0.710%	$3,787,974	0.57% of average net assets
GROWTH FUND	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%

PUTNAM VT MULTI-CAP VALUE	First $5 billion	0.710%	$195,889	0.57% of average net assets
FUND	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%

PUTNAM VT RESEARCH FUND	First $5 billion	0.710%	$312,623	0.57% of average net assets
	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%

PUTNAM VT SMALL CAP VALUE	First $5 billion	0.780%	$1,423,370	0.64% of average net assets
FUND	Next $5 billion	0.730%
	Next $10 billion	0.680%
	Next $10 billion	0.630%
	Next $50 billion	0.580%
	Next $50 billion	0.560%
	Next $100 billion	0.550%
	Any excess thereafter	0.545%

PUTNAM VT VOYAGER FUND	First $5 billion	0.710%	$4,579,947	0.57% of average net assets
	Next $5 billion	0.660%
	Next $10 billion	0.610%
	Next $10 billion	0.560%
	Next $50 billion	0.510%
	Next $50 billion	0.490%
	Next $100 billion	0.480%
	Any excess thereafter	0.475%

* MSCI publishes two versions of this index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index.

(1) Putnam Emerging Markets Income Fund has not completed a full fiscal year of operations.

(2) Putnam Global Dividend Fund has not completed a full fiscal year of operations.

(3) Putnam Intermediate-Term Municipal Income Fund has not completed a full fiscal year of operations.

(4) The amounts for Putnam Low Volatility Equity Fund represent fees for the period March 18, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

(5) The amounts for Putnam Short Term Investment Fund represent fees for the period February 19, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

(6) Putnam Short-Term Municipal Income Fund has not completed a full fiscal year of operations.

(7) The amounts for Putnam Strategic Volatility Equity Fund represent fees for the period March 18, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

D-17

Appendix E — Sub-Management and Sub-Advisory Contract

PUTNAM FUNDS
SUB-MANAGEMENT CONTRACT

This Sub-Management Contract is dated as of July 1, 2013 between PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”) and PUTNAM INVESTMENTS LIMITED, a company organized under the laws of England and Wales (the “Sub-Manager”).

WHEREAS, the Manager is the investment manager of each of the investment companies registered under the United States Investment Company Act of 1940, as amended, that are identified on Schedule A hereto, as it may from time to time be amended by the Manager (the “Funds”), and a registered investment adviser under the United States Investment Advisers Act of 1940, as amended;

WHEREAS, the Sub-Manager is licensed as an investment manager by the Financial Conduct Authority of the United Kingdom (the “FCA”); and

WHEREAS, the Manager desires to engage the Sub-Manager from time to time to manage a portion of certain of the Funds:

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY SUB-MANAGER.

(a) The Sub-Manager, at its expense, will furnish continuously an investment program for that portion of any Fund the management of which is allocated from time to time by the Manager to the Sub-Manager (an “Allocated Sleeve”). The Manager shall, in its sole discretion, determine which Funds will have an Allocated Sleeve and the amount of assets allocated from time to time to each such Allocated Sleeve; provided that, with respect to any Fund, the Trustees of such Fund must have approved the use of the Sub-Manager prior to the creation of an Allocated Sleeve for such Fund. The Sub-Manager will determine what investments shall be purchased, held, sold or exchanged by any Allocated Sleeve and what portion, if any, of the assets of the Allocated Sleeve shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund’s investments held in such Allocated Sleeve.

(b) The Manager may also, at its discretion, request the Sub-Manager to provide assistance with purchasing and selling securities for any Fund, including the placement of orders with broker-dealers selected in accordance with Section 1(d), even if the Manager has not established an Allocated Sleeve for such Fund.

(c) The Sub-Manager at its expense will furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully.

(d) The Sub-Manager shall place all orders for the purchase and sale of portfolio investments for any Allocated Sleeve with brokers or dealers selected by the Sub-Manager. In the selection of such brokers or dealers and the placing of such orders, the Sub-Manager shall use its best efforts to obtain for the related Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Funds may determine, the Sub-Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager or the Sub-Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and to other clients of the Manager or the Sub-Manager as to which the Manager or the Sub-Manager exercises investment discretion. The Sub-Manager agrees that in connection with purchases or sales of portfolio investments for any Fund, neither the Sub-Manager nor any officer, director, employee or agent of the Sub-Manager shall act as a principal or receive any commission other than as provided in Section 3.

(e) The Sub-Manager shall not be obligated to pay any expenses of or for the Manager or any Fund not expressly assumed by the Sub-Manager pursuant to this Section 1.

(f) In the performance of its duties, the Sub-Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of each applicable Fund and such Fund’s stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of such Fund and to comply with other policies which the Manager or the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Manager.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of a Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Manager, and in any person controlled by or under common control with

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the Sub-Manager, and that the Sub-Manager and any person controlled by or under common control with the Sub-Manager may have an interest in such Fund. It is also understood that the Sub-Manager and any person controlled by or under common control with the Sub-Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3. COMPENSATION.

Except as provided below, the Manager will pay to the Sub-Manager as compensation for the Sub-Manager’s services rendered, a fee, computed and paid quarterly at the annual rate of 0.35% per annum of average aggregate net asset value of the assets in equity and asset allocation Allocated Sleeves and 0.40% per annum of average aggregate net asset value of the assets in fixed income Allocated Sleeves, except for fixed income Allocated Sleeves in certain fixed income Funds enumerated as follows (with the per annum fee provided in parentheses): Putnam Money Market Liquidity Fund (0.20%), Putnam Short Term Investment Fund (0.20%), Putnam Money Market Fund (0.25%), Putnam Tax Exempt Money Market Fund (0.25%), Putnam VT Money Market Fund (0.25%), Putnam Short Duration Income Fund (0.25%), Putnam Short-Term Municipal Income Fund (0.25%), Putnam American Government Income Fund (0.25%), Putnam Income Fund (0.25%), Putnam U.S. Government Income Trust (0.25%), Putnam VT American Government Income Fund (0.25%), and Putnam VT Income Fund (0.25%).

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during a quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each quarter within 30 days after the close of such quarter. The Sub-Manager shall look only to the Manager for payment of its fees. No Fund shall have any responsibility for paying any fees due the Sub-Manager.

With respect to each of Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, the Manager will pay to the Sub-Manager as compensation for the Sub-Manager’s services rendered, a fee, computed and paid quarterly at the annual rate of 0.40% of Average Weekly Assets in Allocated Sleeves. “Average Weekly Assets” means the average of the weekly determinations of the difference between the total assets of the Fund (including any assets attributable to leverage for investment purposes) attributable to an Allocated Sleeve and the total liabilities of the Fund (excluding liabilities incurred in connection with leverage for investment purposes) attributable to such Allocated Sleeve, determined at the close of the last business day of each week, for each week which ends during the quarter. Such fee shall be payable for each quarter within 30 days after the close of such quarter. As used in this Section 3, “leverage for investment purposes” means any incurrence of indebtedness the proceeds of which are to be invested in accordance with the Fund’s investment objective. For purposes of calculating Average Weekly Assets, liabilities associated with any instruments or transactions used to leverage the Fund’s portfolio for investment purposes (whether or not such instruments or transactions are “covered” within the meaning of the Investment Company Act of 1940 and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff) are not considered liabilities. For purposes of calculating Average Weekly Assets, the total assets of the Fund will be deemed to include (a) any proceeds from the sale or transfer of an asset (the “Underlying Asset”) of the Fund to a counterparty in a reverse repurchase or dollar roll transaction and (b) the value of such Underlying Asset as of the relevant measuring date.

In the event that the Manager’s management fee from any of Putnam High Income Securities Fund, Putnam Master Intermediate Income Trust or Putnam Premier Income Trust is reduced pursuant to the investment management contract between such Fund and the Manager because during any Measurement Period (as defined below) the amount of interest payments and fees with respect to indebtedness or other obligation of the Fund incurred for investment leverage purposes, plus additional expenses attributable to any such leverage for investment purposes, exceeds the portion of the Fund’s net income and net short-term capital gains (but not long-term capital gains) accruing during such Measurement Period as a result of the fact that such indebtedness or other obligation was outstanding during the Measurement Period, the fee payable to the Sub-Manager with respect to such Fund shall be reduced in the same proportion as the fee paid to the Manager with respect to such Fund is so reduced. “Measurement Period” shall be any period for which payments of interest or fees (whether designated as such or implied) are payable in connection with any indebtedness or other obligation of the Fund incurred for investment purposes.

If the Sub-Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended with respect to any Allocated Sleeve unless such amendment be approved at a meeting by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the related Fund who are not interested persons of such Fund or of the Manager.

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5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto or, with respect to any Allocated Sleeve, the related Fund may at any time terminate this Contract by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) With respect to any Allocated Sleeve, if (i) the Trustees of the related Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of such Fund, and (ii) a majority of the Trustees of such Fund who are not interested persons of such Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later, or

(c) With respect to any Allocated Sleeve, automatically upon termination of the Manager’s investment management contract with the related Fund.

Action by a Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of such Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares of a Fund” means the affirmative vote, at a duly called and held meeting of shareholders of such Fund, (a) of the holders of 67% or more of the shares of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of such Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the United States Investment Company Act of 1940 and the Rules and Regulations thereunder (the “1940 Act”), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, and the Rules and Regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the United States Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7. NON-LIABILITY OF SUB-MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Manager, or reckless disregard of its obligations and duties hereunder, the Sub-Manager shall not be subject to any liability to the Manager, any Fund or to any shareholder of any Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8. ADDITIONAL PROVISIONS.

(a) The Sub-Manager represents that it is regulated by the FCA in the conduct of its investment business. The Sub-Manager has in operation a written procedure in accordance with FCA rules for the effective consideration and proper handling of complaints from customers. Any complaint by the Manager or any Fund should be sent to the Compliance Officer of the Sub-Manager. The Manager and any Fund is also entitled to make any complaints about the Sub-Manager to the Financial Ombudsman Service established by the FCA. The Manager and any Fund may also request a statement describing its rights to compensation in the event of the Sub-Manager’s inability to meet its liabilities.

(b) The Manager represents that it and each Fund are “Professional Customers” in the meaning of the FCA’s rules.

(c) Although each Fund is not a party hereto and shall have no responsibility for the Manager’s or the Sub-Manager’s obligations hereunder, each Fund is named as explicit third party beneficiary of the parties’ agreements hereunder.

IN WITNESS WHEREOF, PUTNAM INVESTMENTS LIMITED and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed in duplicate on its behalf by an officer duly authorized, all as of the day and year first above written.

PUTNAM INVESTMENTS LIMITED

By: ________________________________________
Joseph T. Phoenix
Director

PUTNAM INVESTMENT MANAGEMENT, LLC

By: ________________________________________
James P. Pappas
Director of Trustee Relations and Authorized Person

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Schedule A

(List of Putnam Funds updated through July 1, 2013)

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Putnam American Government Income Fund
Putnam AMT-Free Municipal Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asia Pacific Equity Fund
Putnam California Tax Exempt Income Fund
Putnam Capital Spectrum Fund
Putnam Capital Opportunities Fund
Putnam Convertible Securities Fund
Putnam Diversified Income Trust
Putnam Dynamic Asset Allocation Balanced Fund
Putnam Dynamic Asset Allocation Conservative Fund
Putnam Dynamic Asset Allocation Equity Fund
Putnam Dynamic Asset Allocation Growth Fund
Putnam Dynamic Risk Allocation Fund
Putnam Equity Income Fund
Putnam Emerging Markets Equity Fund
Putnam Emerging Markets Income Fund
Putnam Europe Equity Fund
Putnam Equity Spectrum Fund
Putnam Floating Rate Income Fund
The Putnam Fund for Growth and Income
The George Putnam Fund of Boston (d/b/a George Putnam
Balanced Fund)
Putnam Global Consumer Fund
Putnam Global Dividend Fund
Putnam Global Energy Fund
Putnam Global Equity Fund
Putnam Global Financials Fund
Putnam Global Health Care Fund
Putnam Global Income Trust
Putnam Global Industrials Fund
Putnam Global Natural Resources Fund
Putnam Global Sector Fund
Putnam Global Technology Fund
Putnam Global Telecommunications Fund
Putnam Global Utilities Fund
Putnam Growth Opportunities Fund
Putnam High Income Securities Fund
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate-Term Municipal Income Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Growth Fund
Putnam International Value Fund
Putnam Investors Fund
Putnam Low Volatility Equity Fund
Putnam Managed Municipal Income Trust
Putnam Massachusetts Tax Exempt Income Fund
Putnam Master Intermediate Income Trust
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Money Market Liquidity Fund
Putnam Mortgage Recovery Fund
Putnam Multi-Cap Core Fund
Putnam Multi-Cap Growth Fund
Putnam Multi-Cap Value Fund
Putnam Municipal Opportunities Trust
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Premier Income Trust
Putnam Research Fund
Putnam RetirementReady 2055 Fund
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam Retirement Income Fund Lifestyle 1
Putnam Retirement Income Fund Lifestyle 2
Putnam Retirement Income Fund Lifestyle 3
Putnam Short Duration Income Fund
Putnam Short Term Investment Fund
Putnam Short-Term Municipal Income Fund
Putnam Small Cap Growth Fund
Putnam Small Cap Value Fund
Putnam Strategic Volatility Equity Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free High Yield Fund
Putnam U.S. Government Income Trust
Putnam Voyager Fund
Putnam VT Absolute Return 500 Fund
Putnam VT American Government Income Fund
Putnam VT Capital Opportunities Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Health Care Fund
Putnam VT Global Utilities Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund

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Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Value Fund
Putnam VT International Growth Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT Multi-Cap Growth Fund
Putnam VT Multi-Cap Value Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Voyager Fund

PUTNAM INVESTMENTS LIMITED

By: __________________________________
Joseph T. Phoenix
Director

PUTNAM INVESTMENT MANAGEMENT, LLC

By: __________________________________
James P. Pappas
Director of Trustee Relations and Authorized Person

PUTNAM FUNDS
SUB-ADVISORY CONTRACT

This Sub-Advisory Contract is dated as of July 1, 2013 between and among PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”), PUTNAM INVESTMENTS LIMITED, a company organized under the laws of England and Wales (“PIL”), and THE PUTNAM ADVISORY COMPANY, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Manager is the investment manager of each of the investment companies registered under the United States Investment Company Act of 1940, as amended, that are identified on Schedule A hereto, as they may from time to time be amended by the Manager (the “Funds”), and a registered investment adviser under the United States Investment Advisers Act of 1940, as amended;

WHEREAS, PIL is a registered investment adviser under the United States Investment Advisers Act of 1940, as amended, is licensed as an investment manager by the Financial Conduct Authority of the United Kingdom (the “FCA”) and is a sub-manager of each of the Funds pursuant to that certain Sub-Management Contract dated as of July 1, 2013 (the “PIL Sub-Management Contract”), between the Manager and PIL whereby the Manager has contracted with PIL for the management of certain portions of each of the Funds (each, a “PIL-Advised Sleeve”);

WHEREAS, the Sub-Advisor is a registered investment adviser under the United States Investment Advisers Act of 1940, as amended, and is an investment adviser authorized to provide discretionary investment advice and management in Singapore;

WHEREAS, the Manager and PIL currently engage the Sub-Advisor from time to time to provide discretionary investment management services from the Sub-Advisor’s office in Singapore with respect to a portion of certain of the Funds:

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY SUB-ADVISOR.

(a) The Sub-Advisor, at its expense, will furnish continuously an investment program for that portion of any Fund identified on Schedule A the management of which is allocated from time to time by the Manager or PIL to the Sub-Advisor (an “Allocated Sleeve”). The Manager or PIL, as the case may be, shall, in its sole discretion, determine which Funds will have an Allocated Sleeve and the amount of assets allocated from time to time to each such Allocated Sleeve; provided that, with respect to any Fund, the Trustees of such Fund must have approved the use of the Sub-Advisor prior to the creation of an Allocated Sleeve for such Fund. The Sub-Advisor will determine what investments shall be purchased, held, sold or exchanged by any Allocated Sleeve and what portion, if any, of the assets of the Allocated Sleeve shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund’s investments held in such Allocated Sleeve.

(b) The Manager may, and in the case of a PIL-Advised Sleeve, PIL may, each at its discretion, also request the Sub-Advisor to provide assistance with purchasing and selling securities for any Fund, including the placement of orders with broker-dealers selected in accordance with Section 1(c), even if the Manager or PIL, as the case may be, has not established an Allocated Sleeve for such Fund.

(c) The Sub-Advisor shall place all orders for the purchase and sale of portfolio investments for any Allocated Sleeve with brokers or dealers selected by the Sub-Advisor. In the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor shall use its best efforts to obtain for the related Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Advisor, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and

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trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Funds may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager or, in the case of a PIL-Advised Sleeve, PIL, or the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and to other clients of the Manager or PIL, as the case may be, or the Sub-Advisor as to which the Manager or PIL, as the case may be, or the Sub-Advisor exercises investment discretion. The Sub-Advisor agrees that in connection with purchases or sales of portfolio investments for any Fund, neither the Sub-Advisor nor any officer, director, employee or agent of the Sub-Advisor shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Sub-Advisor at its expense will furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully.

(e) The Sub-Advisor shall not be obligated to pay any expenses of or for the Manager, PIL or any Fund not expressly assumed by the Sub-Advisor pursuant to this Section 1.

(f) In the performance of its duties, the Sub-Advisor will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of each applicable Fund and such Fund’s stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of such Fund and to comply with other policies which the Manager, PIL or the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Manager and PIL.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of a Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Advisor, and in any person controlled by or under common control with the Sub-Advisor, and that the Sub-Advisor and any person controlled by or under common control with the Sub-Advisor may have an interest in such Fund. It is also understood that the Sub-Advisor and any person controlled by or under common control with the Sub-Advisor have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3. COMPENSATION.

Except as provided below, the Manager or PIL, as the case may be, will pay to the Sub-Advisor as compensation for the Sub-Advisor’s services rendered a fee, computed and paid quarterly at the annual rate of 0.35% per annum of average net asset value of the assets in each Allocated Sleeve of Funds identified on Schedule A.

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during a quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each quarter within 30 days after the close of such quarter. The Sub-Advisor shall look only to the Manager or PIL, as the case may be, for payment of its fees. No Fund shall have any responsibility for paying any fees due the Sub-Advisor.

If the Sub-Advisor shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended with respect to any Allocated Sleeve unless such amendment be approved at a meeting by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the related Fund who are not interested persons of such Fund or of the Manager.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Any party hereto or, with respect to any Allocated Sleeve, the related Fund may at any time terminate this Contract by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other parties, or

(b) With respect to any Allocated Sleeve, if (i) the Trustees of the related Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of such Fund, and (ii) a majority of the Trustees of such Fund who are not interested persons of such Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later, or

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(c) With respect to any Allocated Sleeve, automatically upon termination of the Manager’s investment management contract with the related Fund, or with respect to any Allocated Sleeve for which PIL has contracted with the Sub-Advisor to provide services under this Contract, automatically upon termination of the PIL Sub-Management Contract.

Action by a Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of such Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares of a Fund” means the affirmative vote, at a duly called and held meeting of shareholders of such Fund, (a) of the holders of 67% or more of the shares of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of such Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the United States Investment Company Act of 1940 and the Rules and Regulations there-under (the “1940 Act”), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, and the Rules and Regulations thereunder.

7. NON-LIABILITY OF SUB-ADVISOR.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties hereunder, the Sub-Advisor shall not be subject to any liability to the Manager, PIL, any Fund or to any shareholder of any Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8. ADDITIONAL PROVISIONS.

(a) PIL represents that it is regulated by the FCA in the conduct of its investment business. PIL has in operation a written procedure in accordance with FCA rules for the effective consideration and proper handling of complaints from customers. Any complaint by the Manager or any Fund should be sent to the Compliance Officer of PIL. The Manager and any Fund is also entitled to make any complaints about PIL to the Financial Ombudsman Service established by the FCA. The Manager and any Fund may also request a statement describing its rights to compensation in the event of PIL’s inability to meet its liabilities.

(b) The Manager represents that it and each Fund are “Professional Customers” in the meaning of the FCA’s rules.

(c) Although each Fund is not a party hereto and shall have no responsibility for the Manager’s, PIL’s or the Sub-Advisor’s obligations hereunder, each Fund is named as explicit third party beneficiary of the parties’ agreements hereunder.

In witness whereof, PUTNAM INVESTMENT MANAGEMENT, LLC, PUTNAM INVESTMENTS LIMITED and THE PUTNAM ADVISORY COMPANY, LLC have each caused this instrument to be signed on its behalf by an officer duly authorized, all as of the day and year first above written.

PUTNAM INVESTMENTS LIMITED

By:____________________________________
Joseph T. Phoenix
Director

PUTNAM INVESTMENT MANAGEMENT, LLC

By: ____________________________________
James P. Pappas
Director of Trustee Relations and Authorized Person

THE PUTNAM ADVISORY COMPANY, LLC

By:
James F. Clark
Associate General Counsel

Schedule A
(List of Putnam Funds updated through July 1, 2013)

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Putnam Asia Pacific Equity Fund
Putnam Capital Spectrum Fund
Putnam Dynamic Asset Allocation Balanced Fund
Putnam Dynamic Asset Allocation Conservative Fund
Putnam Dynamic Asset Allocation Equity Fund
Putnam Dynamic Asset Allocation Growth Fund
Putnam Emerging Markets Equity Fund
Putnam Equity Spectrum Fund
Putnam Europe Equity Fund
Putnam Global Consumer Fund
Putnam Global Dividend Fund
Putnam Global Energy Fund
Putnam Global Equity Fund
Putnam Global Financials Fund
Putnam Global Health Care Fund

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Putnam Global Industrials Fund
Putnam Global Natural Resources Fund
Putnam Global Sector Fund
Putnam Global Technology Fund
Putnam Global Telecommunications Fund
Putnam Global Utilities Fund
Putnam International Equity Fund
Putnam International Growth Fund
Putnam International Value Fund
Putnam Research Fund
Putnam Retirement Income Fund Lifestyle 2
Putnam Retirement Income Fund Lifestyle 3
Putnam VT Absolute Return 500 Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Health Care Fund
Putnam VT Global Utilities Fund
Putnam VT International Equity Fund
Putnam VT International Growth Fund
Putnam VT International Value Fund
Putnam VT Research Fund

PUTNAM INVESTMENTS LIMITED

By:____________________________________
Joseph T. Phoenix
Director

PUTNAM INVESTMENT MANAGEMENT, LLC

By:____________________________________
James P. Pappas
Director of Trustee Relations and Authorized Person

THE PUTNAM ADVISORY COMPANY, LLC

By:
James F. Clark
Associate General Counsel

Appendix F — Description of Contract Approval Process

Previous approval of management contracts

The approval by the Trustees in November 2013 of the proposed management contracts for your funds was preceded by their approval of interim management contracts in October 2013 and by their approval in June 2013 of the continuance of the current management contracts. The discussion below summarizes the principal factors considered by the Trustees in approving the continuance of the current management contracts in June 2013.

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and (for applicable funds) the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and (for applicable funds) sub-advisory contracts, effective

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July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of any fund.

Under its management contract, the open-end funds have the benefit of breakpoints in their management fee schedules that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase, and each closed-end funds have the benefit of breakpoints in their management fee schedules that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, certain fund’s management contracts provides that the fund’s management fees will be adjusted up or down depending upon whether the fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of those fund’s performance fees and concluded that the fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary

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expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc. (determined for each Putnam fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule), each Putnam fund ranked in particular percentiles in management fees and total expenses (excluding any applicable 12b-1 fees for open-end funds and excluding charges and expenses at the insurance company separate account level for the funds of Putnam Variable Trust) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). (The comparative fee and expense information for Putnam Global Sector Fund, Putnam Retirement Income Fund Lifestyle 1, Putnam Retirement Income Fund Lifestyle 2, Putnam Retirement Income Fund Lifestyle 3 and each Putnam RetirementReady Fund included the fees and expenses of the underlying Putnam funds in which these funds invested, as well as the fees and expenses of the underlying funds in which each fund in these funds’ Lipper peer group invested.) The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts

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and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns.

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of the funds’ management, sub-management and sub-advisory contracts, the Trustees reviewed the funds’ investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and the open-end funds’ distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Appendix G — Auditors

As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG, 99 High Street, Boston, Massachusetts 02110, as the auditors for each fund’s current fiscal year. These firms are among the country’s preeminent auditors. Each firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of each of PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the special meeting and to have the opportunity to make a statement and respond to appropriate questions.

A note for funds audited by PricewaterhouseCoopers LLP

A non-U.S. member firm in PricewaterhouseCoopers LLP’s global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PricewaterhouseCoopers LLP audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PricewaterhouseCoopers LLP, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PricewaterhouseCoopers LLP member firm would not affect PricewaterhouseCoopers LLP’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PricewaterhouseCoopers LLP should continue to act as auditors for your fund.

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The following table presents fees billed to each indicated fund in each of its last two fiscal years ended prior to October 1, 2013 by PricewaterhouseCoopers LLP:

Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Putnam Absolute Return 500 Fund	October 31, 2012	$154,468	$—	$14,706	$1,679

	October 31, 2011	$149,752	$—	$10,157	$—

Putnam Absolute Return 700 Fund	October 31, 2012	$148,606	$—	$14,700	$1,417

	October 31, 2011	$159,580	$—	$9,925	$—

Putnam American Government Income Fund	September 30, 2013	$119,789	$—	$8,976	$—

	September 30, 2012	$118,259	$—	$9,036	$1,571

Putnam AMT-Free Municipal Fund	July 31, 2013	$65,477	$—	$11,267	$—

	July 31, 2012	$60,516	$—	$11,298	$799

Putnam Capital Opportunities Fund	April 31, 2013	$62,119	$—	$5,474	$—

	April 31, 2012	$61,723	$—	$5,416	$656

Putnam Capital Spectrum Fund	April 30, 2013	$95,656	$—	$9,549	$—

	April 31, 2012	$66,762	$—	$9,417	$1,399

Putnam Dynamic Asset Allocation Balanced Fund	September 30, 2013	$154,835	$—	$31,190	$—

	September 30, 2012	$220,012	$—	$31,591	$2,522

Putnam Dynamic Asset Allocation Conservative Fund	September 30, 2013	$128,446	$—	$29,790	$—

	September 30, 2012	$181,777	$—	$29,883	$1,071

Putnam Dynamic Asset Allocation Growth Fund	September 30, 2013	$161,823	$—	$34,890	$—

	September 30, 2012	$229,014	$—	$33,559	$3,084

Putnam Dynamic Asset Allocation Equity Fund	May 31, 2013	$73,558	$—	$11,870	$—

	May 31, 2012	$75,260	$—	$14,922	$39

Putnam Europe Equity Fund	June 20, 2013	$62,142	$—	$8,593	$—

	June 20, 2012	$60,553	$—	$8,397	$302

The Putnam Fund for Growth and Income	October 31, 2012	$234,489	$—	$8,407	$8,735

	October 31, 2011	$272,321	$—	$12,363	$—

The George Putnam Fund of Boston (d/b/a	July 31, 2013	$117,377	$—	$15,659	$—
George Putnam Balanced Fund)

	July 31, 2012	$136,346	$—	$15,750	$2,356

Putnam Global Health Care Fund	August 31, 2013	$96,943	$—	$10,066	$—

	August 31, 2012	$76,430	$—	$10,142	$1,902

Putnam Global Income Trust	October 31, 2012	$174,155	$—	$17,851	$734

	October 31, 2011	$149,859	$—	$10,944	$—

Putnam Global Sector Fund	October 31, 2012	$12,251	$—	$5,538	$—

	October 31, 2011	$16,573	$—	$3,137	$—

Putnam Global Utilities Fund	August 31, 2013	$56,726	$—	$13,449	$—

	August 31, 2012	$52,359	$—	$13,014	$459

Putnam High Income Securities Fund	August 31, 2013	$72,576	$—	$16,169	$—

	August 31, 2012	$105,084	$—	$16,179	$273

Putnam International Capital Opportunities Fund	August 31, 2013	$91,226	$—	$21,985	$—

	August 31, 2012	$74,070	$—	$15,630	$1,807

Putnam International Equity Fund	June 30, 2013	$109,525	$—	$15,476	$—

	June 30, 2012	$89,613	$—	$15,497	$2,059

Putnam International Growth Fund	September 30, 2013	$75,191	$—	$17,835	$—

	September 30, 2012	$75,298	$—	$16,822	$669

Putnam International Value Fund	June 30, 2013	$65,642	$—	$11,466	$—

	June 30, 2012	$56,665	$—	$11,298	$420

Putnam Massachusetts Tax Exempt Income Fund	May 31, 2013	$56,188	$—	$11,521	$—

	May 31, 2012	$52,439	$—	$11,211	$647

Putnam Michigan Tax Exempt Income Fund	May 31, 2013	$45,321	$—	$11,521	$—

	May 31, 2012	$41,736	$—	$11,192	$154

Putnam Minnesota Tax Exempt Income Fund	May 31, 2013	$46,563	$—	$11,521	$—

	May 31, 2012	$44,128	$—	$11,194	$204

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Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Putnam Money Market Fund	September 30, 2013	$91,529	$—	$4,010	$—

	September 30, 2012	$107,675	$—	$4,165	$3,655

Putnam Multi-Cap Growth Fund	June 30, 2013	$211,800	$—	$5,474	$—

	June 30, 2012	$137,804	$—	$5,550	$6,304

Putnam Municipal Opportunities Trust	April 30, 2013	$74,048	$32,284	$11,395	$—

	April 30, 2012	$71,280	$31,344	$12,604	$1,083

Putnam New Jersey Tax Exempt Income Fund	May 31, 2013	$52,845	$—	$11,521	$—

	May 31, 2012	$48,126	$—	$11,205	$500

Putnam Ohio Tax Exempt Income Fund	May 31, 2013	$48,608	$—	$11,521	$—

	May 31, 2012	$47,678	$—	$11,198	$299

Putnam Pennsylvania Tax Exempt Income Fund	May 31, 2013	$51,805	$—	$11,521	$—

	May 31, 2012	$47,454	$—	$11,204	$459

Putnam RetirementReady 2055 Fund	July 31, 2013	$562	$—	$223	$—

	July 31, 2012	$214	$—	$105	$—

Putnam RetirementReady 2050 Fund	July 31, 2013	$5,521	$—	$2,189	$—

	July 31, 2012	$3,598	$—	$1,760	$—

Putnam RetirementReady 2045 Fund	July 31, 2013	$7,762	$—	$3,077	$—

	July 31, 2012	$5,786	$—	$2,830	$—

Putnam RetirementReady 2040 Fund	July 31, 2013	$11,198	$—	$4,439	$—

	July 31, 2012	$8,386	$—	$4,101	$—

Putnam RetirementReady 2035 Fund	July 31, 2013	$16,482	$—	$6,533	$—

	July 31, 2012	$12,874	$—	$6,296	$—

Putnam RetirementReady 2030 Fund	July 31, 2013	$21,611	$—	$8,567	$—

	July 31, 2012	$17,287	$—	$8,455	$—

Putnam RetirementReady 2025 Fund	July 31, 2013	$25,172	$—	$9,978	$—

	July 31, 2012	$20,211	$—	$9,885	$—

Putnam RetirementReady 2020 Fund	July 31, 2013	$22,129	$—	$8,772	$—

	July 31, 2012	$18,931	$—	$9,259	$—

Putnam RetirementReady 2015 Fund	July 31, 2013	$16,124	$—	$6,391	$—

	July 31, 2012	$15,025	$—	$7,348	$—

Putnam Retirement Income Fund Lifestyle 1	July 31, 2013	$14,270	$—	$5,657	$—

	July 31, 2012	$11,830	$—	$5,786	$—

Putnam Retirement Income Fund Lifestyle 2	August 31, 2013	$47,809	$—	$7,416	$—

	August 31, 2012	$52,490	$—	$7,416	$11

Putnam Retirement Income Fund Lifestyle 3	February 28, 2013	$82,890	$—	$7,575	$—

	February 28, 2012	$88,434	$—	$4,290	$31

Putnam Short Term Investment Fund	July 31, 2013 (1)	$63,545	$—	$3,600	$—

Putnam Small Cap Growth Fund	June 30, 2013	$52,294	$—	$7,066	$—

	June 30, 2012	$52,075	$—	$6,899	$238

Putnam Tax Exempt Money Market Fund	September 30, 2013	$46,945	$—	$4,392	$—

	September 30, 2012	$44,394	$—	$4,396	$110

Putnam Tax-Free High Yield Fund	July 31, 2013	$96,150	$—	$12,859	$—

	July 31, 2012	$83,316	$—	$12,939	$2,049

Putnam Voyager Fund	July 31, 2013	$220,449	$—	$9,756	$—

	July 31, 2012	$187,242	$—	$10,826	$7,414

Putnam VT Absolute Return 500 Fund	December 31, 2012	$91,404	$—	$6,592	$25

	December 31, 2011	$75,795	$—	$5,601	$—

Putnam VT American Government Income Fund	December 31, 2012	$60,234	$—	$3,140	$281

	December 31, 2011	$51,923	$—	$2,678	$—

Putnam VT Capital Opportunities Fund	December 31, 2012	$28,450	$—	$2,122	$64

	December 31, 2011	$31,600	$—	$1,813	$—

Putnam VT Diversified Income Fund	December 31, 2012	$174,153	$—	$8,445	$890

	December 31, 2011	$153,148	$—	$9,360	$—

Putnam VT Equity Income Fund	December 31, 2012	$44,867	$—	$2,122	$731

	December 31, 2011	$49,013	$—	$1,828	$—

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Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Putnam VT George Putnam Balanced Fund	December 31, 2012	$91,318	$—	$5,856	$365

	December 31, 2011	$94,486	$—	$4,994	$—

Putnam VT Global Asset Allocation Fund	December 31, 2012	$137,663	$—	$11,506	$426

	December 31, 2011	$128,870	$—	$9,031	$—

Putnam VT Global Equity Fund	December 31, 2012	$64,252	$—	$7,214	$392

	December 31, 2011	$67,301	$—	$9,196	$—

Putnam VT Global Health Care Fund	December 31, 2012	$33,940	$—	$3,961	$201

	December 31, 2011	$37,320	$—	$3,598	$—

Putnam VT Global Utilities Fund	December 31, 2012	$33,011	$—	$4,852	$246

	December 31, 2011	$36,806	$—	$4,358	$—

Putnam VT Growth and Income Fund	December 31, 2012	$95,108	$—	$3,480	$2,337

	December 31, 2011	$107,799	$—	$3,042	$—

Putnam VT Growth Opportunities Fund	December 31, 2012	$35,470	$—	$2,461	$48

	December 31, 2011	$37,541	$—	$2,092	$—

Putnam VT High Yield Fund	December 31, 2012	$92,091	$—	$5,135	$775

	December 31, 2011	$95,878	$—	$4,391	$—

Putnam VT Income Fund	December 31, 2012	$146,842	$—	$3,904	$797

	December 31, 2011	$124,754	$—	$3,349	$—

Putnam VT International Equity Fund	December 31, 2012	$63,920	$—	$5,659	$839

	December 31, 2011	$71,173	$—	$3,564	$—

Putnam VT International Growth Fund	December 31, 2012	$42,998	$—	$8,856	$115

	December 31, 2011	$46,085	$—	$10,758	$—

Putnam VT International Value Fund	December 31, 2012	$43,359	$—	$4,937	$225

	December 31, 2011	$47,613	$—	$5,963	$—

Putnam VT Investors Fund	December 31, 2012	$42,050	$—	$3,961	$476

	December 31, 2011	$46,458	$—	$6,608	$—

Putnam VT Money Market Fund	December 31, 2012	$52,382	$—	$1,994	$517

	December 31, 2011	$56,515	$—	$1,717	$—

Putnam VT Multi-Cap Growth Fund	December 31, 2012	$52,852	$—	$2,461	$1,311

	December 31, 2011	$60,230	$—	$2,139	$—

Putnam VT Multi-Cap Value Fund	December 31, 2012	$28,553	$—	$2,122	$69

	December 31, 2011	$31,721	$—	$1,814	$—

Putnam VT Research Fund	December 31, 2012	$35,616	$—	$2,716	$112

	December 31, 2011	$38,000	$—	$2,310	$—

Putnam VT Small Cap Value Fund	December 31, 2012	$36,454	$—	$2,631	$459

	December 31, 2011	$41,588	$—	$2,250	$—

Putnam VT Voyager Fund	December 31, 2012	$87,826	$—	$4,961	$1,588

	December 31, 2011	$98,551	$—	$5,756	$—

(1) The amounts for Putnam Short Term Investment Fund represent fees for the period February 19, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

The following table presents fees billed to each indicated fund in each of its last two fiscal years ended prior to October 1, 2013 by KPMG LLP:

Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Putnam Absolute Return 100 Fund	October 31, 2012	$87,871	$—	$5,150	$—

	October 31, 2011	$86,191	$—	$5,000	$—

Putnam Absolute Return 300 Fund	October 31, 2012	$88,458	$—	$5,150	$—

	October 31, 2011	$86,680	$—	$5,000	$—

Putnam Arizona Tax Exempt Income Fund	May 31, 2013	$51,929	$—	$6,300	$—

	May 31, 2012	$44,743	$—	$6,100	$—

Putnam Asia Pacific Equity Fund	April 30, 2013	$37,955	$—	$3,450	$—

	April 30, 2012	$41,355	$—	$3,350	$—

Putnam California Tax Exempt Fund	September 30, 2013	$58,141	$—	$6,458	$—

	September 30, 2012	$56,702	$—	$6,300	$—

G-4

Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Putnam Convertible Securities Fund	October 31, 2012	$36,744	$—	$4,100	$—

	October 31, 2011	$45,079	$—	$4,000	$—

Putnam Diversified Income Trust	September 30, 2013	$148,356	$—	$6,458	$—

	September 30, 2012	$153,715	$—	$6,300	$—

Putnam Dynamic Risk Allocation Fund	May 31, 2013	$65,488	$—	$4,650	$—

	May 31, 2012(1)	$70,513	$—	$4,500	$—

Putnam Emerging Markets Equity Fund	August 31, 2013	$45,734	$—	$4,963	$—

	August 31, 2012	$44,622	$—	$4,850	$—

Putnam Equity Income Fund	November 30, 2012	$43,672	$—	$4,100	$—

	November 30, 2011	$52,940	$—	$4,000	$—

Putnam Equity Spectrum Fund	April 30, 2013	$36,893	$—	$3,450	$—

	April 30, 2012	$41,599	$—	$3,350	$—

Putnam Floating Rate Income Fund	February 28, 2013	$83,263	$—	$6,900	$—

	February 28, 2012	$80,841	$—	$6,700	$—

Putnam Global Consumer Fund	August 31, 2013	$39,684	$—	$4,300	$—

	August 31, 2012	$38,708	$—	$4,200	$—

Putnam Global Energy Fund	August 31, 2013	$39,686	$—	$4,300	$—

	August 31, 2012	$38,711	$—	$4,200	$—

Putnam Global Equity Fund	October 31, 2012	$41,872	$—	$4,650	$—

	October 31, 2011	$58,738	$—	$4,550	$—

Putnam Global Financials Fund	August 31, 2013	$39,684	$—	$4,300	$—

	August 31, 2012	$42,705	$—	$4,200	$—

Putnam Global Industrials Fund	August 31, 2013	$39,682	$—	$4,300	$—

	August 31, 2012	$38,706	$—	$4,200	$—

Putnam Global Natural Resources Fund	August 31, 2013	$39,763	$—	$4,200	$—

	August 31, 2012	$42,810	$—	$4,100	$—

Putnam Global Technology Fund	August 31, 2013	$39,682	$—	$4,300	$—

	August 31, 2012	$38,707	$—	$4,200	$—

Putnam Global Telecommunications Fund	August 31, 2013	$39,684	$—	$4,300	$—

	August 31, 2012	$38,706	$—	$4,200	$—

Putnam Growth Opportunities Fund	July 31, 2013	$42,920	$—	$4,200	$—

	July 31, 2012	$45,752	$—	$4,100	$—

Putnam High Yield Advantage Fund	November 30, 2012	$80,880	$—	$4,450	$—

	November 30, 2011	$82,325	$—	$4,350	$—

Putnam High Yield Trust	August 31, 2013	$77,467	$—	$6,457	$—

	August 31, 2012	$81,549	$—	$6,300	$—

Putnam Income Fund	October 31, 2012	$109,651	$—	$6,300	$—

	October 31, 2011	$101,397	$—	$6,100	$—

Putnam Investors Fund	July 31, 2013	$39,093	$—	$4,200	$—

	July 31, 2012	$41,716	$—	$4,100	$—

Putnam Low Volatility Equity Fund	July 31, 2013(2)	$33,504	$—	$3,500	$—

Putnam Managed Municipal Income Trust	October 31, 2012	$68,324	$26,550	$6,300	$—

	October 31, 2011	$66,220	$25,300	$6,100	$—

Putnam Master Intermediate Income Trust	September 30, 2013	$129,389	$—	$6,458	$—

	September 30, 2012	$136,019	$—	$6,300	$—

Putnam Money Market Liquidity Fund	September 30, 2013	$38,091	$—	$3,425	$—

	September 30, 2012	$37,953	$—	$3,350	$—

Putnam Multi-Cap Core Fund	April 30, 2013	$28,456	$—	$2,950	$—

	April 30, 2012	$32,405	$—	$2,900	$—

Putnam Multi-Cap Value Fund	April 30, 2013	$34,331	$—	$4,100	$—

	April 30, 2012	$45,045	$—	$4,000	$—

Putnam New York Tax Exempt Income Fund	November 30, 2012	$56,439	$—	$6,300	$—

	November 30, 2011	$56,941	$—	$6,100	$—

Putnam Premier Income Trust	July 31, 2013	$153,053	$—	$6,458	$—

	July 31, 2012	$158,194	$—	$6,300	$—

G-5

Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Putnam Research Fund	July 31, 2013	$36,668	$—	$4,200	$—

	July 31, 2012	$39,696	$—	$4,100	$—

Putnam Short Duration Income Fund	July 31, 2013	$64,867	$—	$4,100	$—

	July 31, 2012(3)	$62,909	$—	$7,000	$—

Putnam Small Cap Value Fund	February 28, 2013	$36,471	$—	$4,100	$—

	February 28, 2012	$48,651	$—	$4,000	$—

Putnam Strategic Volatility Equity Fund	July 31, 2013(2)	$33,501	$—	$3,500	$—

Putnam Tax Exempt Income Fund	September 30, 2013	$57,855	$—	$6,458	$—

	September 30, 2012	$56,432	$—	$6,300	$—

Putnam U.S. Government Income Trust	September 30, 2013	$116,925	$—	$4,763	$—

	September 30, 2012	$122,150	$—	$4,650	$—

(1) The amounts for Putnam Dynamic Risk Allocation Fund represent fees for the period September 19, 2011 (commencement of operations) to the fiscal period ended May 31, 2012.

(2) The amounts for Putnam Low Volatility Equity Fund and Putnam Strategic Volatility Equity Fund represent fees for the period March 18, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

(3) The amounts for Putnam Short duration Income Fund represent fees for the period October 17, 2011 (commencement of operations) to the fiscal period ended July 31, 2012.

As of the date of this proxy statement, the following funds had not yet completed a full fiscal year of operations: Putnam Emerging Markets Income Fund; Putnam Global Dividend Fund; Putnam Intermediate-Term Municipal Income Fund; Putnam Low Volatility Equity Fund; Putnam Short-Term Municipal Income Fund; and Putnam Strategic Volatility Equity Fund (each audited by KPMG LLP) ; and Putnam Short Term Investment Fund (audited by PricewaterhouseCoopers LLP).

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to analysis of fund profitability.

The following tables present the amounts PricewaterhouseCoopers LLP billed for aggregate non-audit fees to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years ended prior to October 1, 2013:

Putnam Absolute Return 500 Fund	Oct. 31, 2013: $255,895	Oct. 31, 2012: $187,539

Putnam Absolute Return 700 Fund	Oct. 31, 2013: $255,626	Oct. 31, 2012: $187,307

Putnam American Government Income Fund	Sept. 30, 2013: $158,976	Sept. 30, 2012: $172,616

Putnam AMT-Free Municipal Fund	July 31, 2013: $158,767	July 31, 2012: $174,106

Putnam Capital Opportunities Fund	April 30, 2013: $152,974	April 31, 2012: $123,453

Putnam Capital Spectrum Fund	April 30, 2013: $157,049	April 31, 2012: $128,199

Putnam Dynamic Asset Allocation Balanced Fund	Sept. 30, 2013: $181,190	Sept. 30, 2012: $196,121

Putnam Dynamic Asset Allocation Conservative Fund	Sept. 30, 2013: $179,790	Sept. 30, 2012: $192,963

Putnam Dynamic Asset Allocation Equity Fund	May 31, 2013: $159,370	May 31, 2012: $107,713

Putnam Dynamic Asset Allocation Growth Fund	Sept. 30, 2013: $184,890	Sept. 30, 2012: $198,652

Putnam Europe Equity Fund	June 30, 2013: $156,093	June 30, 2012: $201,713

The Putnam Fund for Growth and Income	Oct. 31, 2012: $256,651	Oct. 31, 2011: $189,745

The George Putnam Fund of Boston (d/b/a	Sept. 30, 2013: $163,159	Sept. 30, 2012: $180,115
George Putnam Balanced Fund)

Putnam Global Health Care Fund	Aug. 30, 2013: $157,566	Aug. 30, 2012: $174,052

Putnam Global Income Trust	Oct. 31, 2012: $258,095	Oct. 31, 2011: $188,326

Putnam Global Sector Fund	Oct. 31, 2012: $245,047	Oct. 31, 2011: $180,519

Putnam Global Utilities Fund	Aug. 30, 2013: $160,949	Aug. 30, 2012: $175,482

Putnam High Income Securities Fund	Aug. 31, 2013: $163,669	Aug. 31, 2012: $178,460

G-6

Putnam International Capital Opportunities Fund	Aug. 31, 2013: $169,485	Aug. 31, 2012: $179,446

Putnam International Equity Fund	June 30, 2013: $162,976	June 30, 2012: $210,569

Putnam International Growth Fund	Sept. 30, 2013: $167,835	Sept. 30, 2012: $179,500

Putnam International Value Fund	June 30, 2013: $158,966	June 30, 2012: $ 204,732

Putnam Massachusetts Tax Exempt Income Fund	July 31, 2013: $159,021	July 31, 2012: $104,610

Putnam Michigan Tax Exempt Income Fund	Sept. 30, 2013: $159,021	Sept. 30, 2012: $104,098

Putnam Minnesota Tax Exempt Income Fund	June 30, 2013: $159,021	June 30, 2012: $104,150

Putnam Money Market Fund	Sept. 30, 2013: $154,010	Sept. 30, 2012: $169,828

Putnam Multi-Cap Growth Fund	June 30, 2013: $152,974	June 30, 2012: $204,867

Putnam Municipal Opportunities Trust	April 30, 2013: $191,179	April 30, 2012: $162,414

Putnam New Jersey Tax Exempt Income Fund	May 31, 2013: $159,021	May 31, 2012: $104,150

Putnam Ohio Tax Exempt Income Fund	May 31, 2013: $159,021	May 31, 2012: $104,248

Putnam Pennsylvania Tax Exempt	May 31, 2013: $159,021	May 31, 2012: $104,415

Putnam RetirementReady 2055 Fund	July 31, 2013: $147,723	July 31, 2012: $162,114

Putnam RetirementReady 2050 Fund	July 31, 2013: $149,689	July 31, 2012: $163,769

Putnam RetirementReady 2045 Fund	July 31, 2013: $150,577	July 31, 2012: $164,839

Putnam RetirementReady 2040 Fund	July 31, 2013: $151,939	July 31, 2012: $166,110

Putnam RetirementReady 2035 Fund	July 31, 2013: $154,033	July 31, 2012: $168,305

Putnam RetirementReady 2030 Fund	July 31, 2013: $156,067	July 31, 2012: $170,464

Putnam RetirementReady 2025 Fund	July 31, 2013: $157,478	July 31, 2012: $171,894

Putnam RetirementReady 2020 Fund	July 31, 2013: $156,272	July 31, 2012: $171,268

Putnam RetirementReady 2015 Fund	July 31, 2013: $153,891	July 31, 2012: $169,357

Putnam Retirement Income Fund Lifestyle 1	July 31, 2013: $153,157	July 31, 2012: $167,795

Putnam Retirement Income Fund Lifestyle 2	Aug. 31, 2013: $154,916	Aug. 31, 2012: $169,437

Putnam Retirement Income Fund Lifestyle 3	Feb. 28, 2013: $259,687	Feb. 28, 2012: $121,703

Putnam Short Term Investment Fund (1)	July 31, 2013: $151,100	N/A

Putnam Small Cap Growth Fund	June 30, 2013: $154,566	June 30, 2012: $200,151

Putnam Tax Exempt Money Market Fund	Sept. 30, 2013: $154,392	Sept. 30, 2012: $166,515

Putnam Tax-Free High Yield Fund	July 31, 2013: $157,256	July 31, 2012: $160,359

Putnam Voyager Fund	July 31, 2013: $157,256	July 31, 2012: $180,249

Putnam VT Absolute Return 500 Fund	Dec. 31, 2012: $258,729	Dec. 31, 2011: $132,983

Putnam VT American Government Income Fund	Dec. 31, 2012: $255,533	Dec. 31, 2011: $130,060

Putnam VT Capital Opportunities Fund	Dec. 31, 2012: $254,298	Dec. 31, 2011: $129,195

Putnam VT Diversified Income Fund	Dec. 31, 2012: $261,447	Dec. 31, 2011: $136,742

Putnam VT Equity Income Fund	Dec. 31, 2012: $254,965	Dec. 31, 2011: $129,210

Putnam VT George Putnam Balanced Fund	Dec. 31, 2012: $258,333	Dec. 31, 2011: $132,376

Putnam VT Global Asset Allocation Fund	Dec. 31, 2012: $264,044	Dec. 31, 2011: $136,413

Putnam VT Global Equity Fund	Dec. 31, 2012: $259,718	Dec. 31, 2011: $136,578

Putnam VT Global Health Care Fund	Dec. 31, 2012: $256,274	Dec. 31, 2011: $130,980

Putnam VT Global Utilities Fund	Dec. 31, 2012: $257,210	Dec. 31, 2011: $131,740

Putnam VT Growth and Income Fund	Dec. 31, 2012: $257,929	Dec. 31, 2011: $130,424

Putnam VT Growth Opportunities Fund	Dec. 31, 2012: $254,621	Dec. 31, 2011: $129,474

Putnam VT High Yield Fund	Dec. 31, 2012: $258,022	Dec. 31, 2011: $131,773

Putnam VT Income Fund	Dec. 31, 2012: $256,813	Dec. 31, 2011: $130,731

Putnam VT International Equity Fund	Dec. 31, 2012: $258,610	Dec. 31, 2011: $130,946

Putnam VT International Growth Fund	Dec. 31, 2012: $261,083	Dec. 31, 2011: $138,140

Putnam VT International Value Fund	Dec. 31, 2012: $257,214	Dec. 31, 2011: $133,345

Putnam VT Investors Fund	Dec. 31, 2012: $256,549	Dec. 31, 2011: $133,990

Putnam VT Money Market Fund	Dec. 31, 2012: $254,626	Dec. 31, 2011: $129,099

Putnam VT Multi-Cap Growth Fund	Dec. 31, 2012: $255,884	Dec. 31, 2011: $129,521

Putnam VT Multi-Cap Value Fund	Dec. 31, 2012: $254,303	Dec. 31, 2011: $129,196

Putnam VT Research Fund	Dec. 31, 2012: $254,940	Dec. 31, 2011: $129,692

Putnam VT Small Cap Value Fund	Dec. 31, 2012: $255,202	Dec. 31, 2011: $129,632

Putnam VT Voyager Fund	Dec. 31, 2012: $258,661	Dec. 31, 2011: $133,138

G-7

The following tables present the amounts KPMG LLP billed for aggregate non-audit fees to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years ended prior to October 1, 2013:

Putnam Absolute Return 100 Fund	Oct. 31, 2012: $5,150	Oct. 31, 2011: $5,000

Putnam Absolute Return 300 Fund	Oct. 31, 2012: $5,150	Oct. 31, 2011: $5,000

Putnam Arizona Tax Exempt Income Fund	May 31, 2013: $6,300	May 31, 2012: $6,100

Putnam Asia Pacific Equity Fund	April 30, 2013: $3,450	April 30, 2012: $3,350

Putnam California Tax Exempt Income Fund	Sept. 30, 2013: $6,458	Sept. 30, 2012: $6,300

Putnam Convertible Securities Fund	Oct. 31, 2012: $4,100	Oct. 31, 2011: $4,000

Putnam Diversified Income Trust	Sept. 30, 2013: $6,458	Sept. 30, 2012: $6,300

Putnam Dynamic Risk Allocation Fund (2)	May 31, 2013: $4,650	May 31, 2012: $4,500

Putnam Emerging Markets Equity Fund	Aug. 31, 2013: $4,963	Aug. 31, 2012: $4,850

Putnam Equity Income Fund	Nov. 30, 2012: $4,100	Nov. 30, 2011: $4,000

Putnam Equity Spectrum Fund	April 30, 2013: $3,450	April 31, 2012: $3,350

Putnam Floating Rate Income Fund	Feb. 28, 2013: $6,900	Feb. 28, 2012: $6,700

Putnam Global Consumer Fund	Aug. 31, 2013: $4,300	Aug. 31, 2012: $4,200

Putnam Global Energy Fund	Aug. 31, 2013: $4,300	Aug. 31, 2012: $4,200

Putnam Global Equity Fund	Oct. 31, 2012: $4,650	Oct. 31, 2011: $4,550

Putnam Global Financials Fund	Aug. 31, 2013: $4,300	Aug. 31, 2012: $4,200

Putnam Global Industrials Fund	Aug. 31, 2013: $4,300	Aug. 31, 2012: $4,200

Putnam Global Natural Resources Fund	Aug. 31, 2013: $4,200	Aug. 31, 2012: $4,100

Putnam Global Technology Fund	Aug. 31, 2013: $4,300	Aug. 31, 2012: $4,200

Putnam Global Telecommunications Fund	Aug. 31, 2013: $4,300	Aug. 31, 2012: $4,200

Putnam Growth Opportunities Fund	July 31, 2013: $4,200	July 31, 2012: $4,100

Putnam High Yield Advantage Fund	Nov. 30, 2012: $4,450	Nov. 30, 2011: $4,350

Putnam High Yield Trust	Aug. 31, 2013: $6,457	Aug. 31, 2012: $6,300

Putnam Income Fund	Oct. 31, 2012: $6,300	Oct. 31, 2011: $6,100

Putnam Investors Fund	July 31, 2013: $4,200	July 31, 2012: $4,100

Putnam Low Volatility Equity Fund (3)	July 31, 2013: $3,500	N/A

Putnam Managed Municipal Income Trust	Oct 31, 2012: $32,850	Oct 31, 2011: $31,400

Putnam Master Intermediate Income Trust	Sept 30, 2013: $6,458	Sept 30, 2012: $6,300

Putnam Money Market Liquidity Fund	Sept. 30, 2013: $3,425	Sept. 30, 2012: $3,350

Putnam Multi-Cap Core Fund	April 30, 2013: $2,950	April 30, 2012: $2,900

Putnam Multi-Cap Value Fund	April 30, 2013: $4,100	April 30 , 2012: $4,000

Putnam New York Tax Exempt Income Fund	Nov. 30, 2012: $6,300	Nov. 30, 2011: $6,100

Putnam Premier Income Trust	July 31, 2013: $6,458	July 31, 2012: $6,300

Putnam Research Fund	July 31, 2013: $4,200	July 31, 2012: $4,100

Putnam Short Duration Income Fund (4)	July 31, 2013: $4,100	July 31, 2012 : $7,000

Putnam Small Cap Value Fund	Feb 28, 2013: $4,100	Feb. 28, 2012: $4,000

Putnam Strategic Volatility Equity Fund (5)	July 31, 2013: $3,500	N/A

Putnam Tax Exempt Income Fund	Sept. 30, 2013: $6,458	Sept. 30, 2012: $6,300

Putnam U.S. Government Income Trust	Sept. 30, 2013: $4,763	Sept. 30, 2012: $4,650

G-8

Pre-Approval Policies of the Audit and Compliance Committee.

The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be preapproved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of each fund ended prior to October 1, 2013, all work performed by the auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to each indicated fund in each of its last two fiscal years ended prior to October 1, 2013 by PricewaterhouseCoopers LLP for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (funds not listed below were not billed for such services during their last two fiscal years):

Putnam Absolute Return 500 Fund	Oct. 31, 2012: $122,500	Oct. 31, 2012: $157,505

Putnam Absolute Return 700 Fund	Oct. 31, 2012: $122,500	Oct. 31, 2012: $157,505

Putnam American Government Income Fund	Sept. 30, 2013: $150,000	Sept. 30, 2012: $45,000

Putnam AMT-Free Municipal Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam Capital Opportunities Fund	April 30, 2013: $147,500	April 31, 2012: $97,505

Putnam Capital Spectrum Fund	April 30, 2013: $147,500	April 31, 2012: $97,505

Putnam Dynamic Asset Allocation Balanced Fund	Sept. 30, 2013: $150,000	Sept. 30, 2012: $45,000

Putnam Dynamic Asset Allocation Conservative Fund	Sept. 30, 2013: $150,000	Sept. 30, 2012: $45,000

Putnam Dynamic Asset Allocation Equity Fund	May 31, 2013: $147,500	May 31, 2012: $76,005

Putnam Dynamic Asset Allocation Growth Fund	Sept. 30, 2013: $150,000	Sept. 30, 2012: $45,000

Putnam Europe Equity Fund	June 30, 2013: $147,500	June 30, 2012: $76,005

The Putnam Fund for Growth and Income	Oct. 31, 2012: $122,500	Oct. 31, 2011: $157,505

The George Putnam Fund of Boston (d/b/a	July 31, 2013: $147,500	July 31, 2012: $45,000
George Putnam Balanced Fund)

Putnam Global Health Care Fund	Aug. 31, 2013: $147,500	Aug. 31, 2012: $45,000

Putnam Global Income Trust	Oct. 31, 2012: $122,500	Oct. 31, 2011: $157,505

Putnam Global Sector Fund	Oct. 31, 2012: $122,500	Oct. 31, 2011: $157,505

Putnam Global Utilities Fund	Aug. 31, 2013: $147,500	Aug. 31, 2012: $45,000

Putnam High Income Securities Fund	Aug. 31, 2013: $147,500	Aug. 31, 2013: $45,000

Putnam International Capital Opportunities Fund	Aug. 31, 2013: $147,500	Aug. 31, 2012: $45,000

Putnam International Equity Fund	June 30, 2013: $147,500	June 30, 2012: $76,005

Putnam International Growth Fund	Sept. 30, 2013: $150,000	Sept. 30, 2012: $45,000

Putnam International Value Fund	June 30, 2013: $147,500	June 30, 2012: $76,005

Putnam Massachusetts Tax Exempt Income Fund	May 31, 2013: $147,500	May 31, 2012: $76,005

Putnam Michigan Tax Exempt Income Fund	May 31, 2013: $147,500	May 31, 2012: $76,005

Putnam Minnesota Tax Exempt Income Fund	May 31, 2013: $147,500	May 31, 2012: $76,005

Putnam Money Market Fund	Sept. 30, 2013: $150,000	Sept. 30, 2012: $45,000

Putnam Multi-Cap Growth Fund	June 30, 2013: $147,500	June 30, 2012: $76,005

Putnam Municipal Opportunities Trust	April 30, 2013: $147,500	April 30, 2012: $97,505

Putnam New Jersey Tax Exempt Income Fund	May 31, 2013: $147,500	May 31, 2012: $76,005

Putnam Ohio Tax Exempt Income Fund	May 31, 2013: $147,500	May 31, 2012: $76,005

Putnam Pennsylvania Tax Exempt	May 31, 2013: $147,500	May 31, 2012: $76,005

G-9

Putnam RetirementReady 2055 Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam RetirementReady 2050 Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam RetirementReady 2045 Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam RetirementReady 2040 Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam RetirementReady 2035 Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam RetirementReady 2030 Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam RetirementReady 2025 Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam RetirementReady 2020 Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam RetirementReady 2015 Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam Retirement Income Fund Lifestyle 1	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam Retirement Income Fund Lifestyle 2	Aug. 31, 2013: $147,500	Aug. 31, 2012: $45,000

Putnam Retirement Income Fund Lifestyle 3	Feb. 28, 2013: $147,500	Feb. 28, 2012: $97,505

Putnam Short Term Investment Fund (1)	July 31, 2013: $147,500	N/A

Putnam Small Cap Growth Fund	June 30, 2013: $147,500	June 30, 2012: $76,005

Putnam Tax Exempt Money Market Fund	Sept. 30, 2013: $150,000	Sept. 30, 2012: $45,000

Putnam Tax-Free High Yield Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam Voyager Fund	July 31, 2013: $147,500	July 31, 2012: $45,000

Putnam VT Absolute Return 500 Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT American Government Income Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Capital Opportunities Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Diversified Income Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Equity Income Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT George Putnam Balanced Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Global Asset Allocation Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Global Equity Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Global Health Care Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Global Utilities Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Growth and Income Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Growth Opportunities Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT High Yield Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Income Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT International Equity Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT International Growth Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT International Value Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Investors Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Money Market Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Multi-Cap Growth Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Multi-Cap Value Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Research Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Small Cap Value Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

Putnam VT Voyager Fund	Dec. 31, 2012: $147,500	Dec. 31, 2011: $107,505

The following table presents fees billed to the indicated fund in each of its last two fiscal years ended prior to October 1, 2013 by KPMG LLP for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (funds not listed below were not billed for such services during their last two fiscal years):

Putnam Global Energy Fund	Aug. 31, 2013: $147,500	Aug. 31, 2012: $45,000

(1) The amounts for Putnam Short Term Investment Fund represent fees for the period February 19, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

G-10

(2) The amounts for Putnam Dynamic Risk Allocation Fund represent fees for the period September 19, 2011 (commencement of operations) to the fiscal period ended May 31, 2012.

(3) The amounts for Putnam Low Volatility Equity Fund represent fees for the period March 18, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

(4) The amounts for Putnam Short Duration Income Fund represent fees for the period October 17, 2011 (commencement of operations) to the fiscal period ended July 31, 2012.

(5) The amounts for Putnam Strategic Volatility Equity Fund represent fees for the period March 18, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

Appendix H — Dollar Range and Number of Shares Beneficially Owned

The following tables show the number of shares beneficially owned by each Trustee and officer in each fund, as well as the value of those holdings in each fund and across all funds, as of September 30, 2013. Where the number of shares beneficially owned exceeds 1% percent of the class owned, the percentage is included in parentheses below. None of the Trustees or officers owned shares of Putnam Short Term Investment Fund, Putnam Money Market Liquidity Fund, Putnam RetirementReady 2055 Fund, Putnam RetirementReady 2045 Fund, or Putnam Retirement Ready 2035 Fund as of September 30, 2013. All references in the tables are to Class A shares unless otherwise indicated.

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Absolute Return 100 Fund		Putnam Absolute Return 300 Fund		Putnam Absolute Return 500 Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	104.643	$1-$10,000	106.966	$1-$10,000	108.004

Barbara M. Baumann	$1-$10,000	104.298	$50,001-$100,000	6,488.024	$10,001-$50,000	2,691.723

Jameson A. Baxter	$10,001-$50,000	1,045.368	Over $100,000	38,720.560	Over $100,000	202,037.729

Charles B. Curtis	$1-$10,000	104.643	$1-$10,000	106.966	$1-$10,000	108.004

Robert J. Darretta	$1-$10,000	104.643	$1-$10,000	106.966	$1-$10,000	108.004

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

John A. Hill	Over $100,000	50,441.354	Over $100,000	74,137.906	Over $100,000	24,810.108

Paul L. Joskow	$1-$10,000	156.962	$50,001-$100,000	7,472.394	Over $100,000	14,015.141

Kenneth R. Leibler	$1-$10,000	104.643	$1-$10,000	106.966	$1-$10,000	108.004

Robert E. Patterson	$10,001-$50,000	2,110.387	$10,001-$50,000	2,068.902	$10,001-$50,000	2,044.506

George Putnam, III	$10,001-$50,000	1,046.411	$10,001-$50,000	1,066.463	$10,001-$50,000	1,094.258

*Robert L. Reynolds	$1-$10,000	104.643	$1-$10,000	106.966	Over $100,000	29,432.576

W. Thomas Stephens	Over $100,000	139,505.146	Over $100,000	121,498.303	$1-$10,000	108.004

Trustees and Officers	Over $100,000	195,133.141	Over $100,000	16,618.449	Over $100,000	31,173.258
as a group		(Class Y shares)	(Class A shares)	(Class A shares)	(Class A shares)	(Class A shares)
		(2.65%)	Over $100,000	253,215.615	Over $100,000	279,340.060
			(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
				(1.13%)		(1.46%)

	Putnam Absolute Return 700 Fund		Putnam American Government Income Fund		Putnam AMT-Free Municipal Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	109.654	$1-$10,000	132.521	$1-$10,000	119.842

Barbara M. Baumann	$1-$10,000	107.723	$1-$10,000	122.963	$1-$10,000	112.630

Jameson A. Baxter	$10,001-$50,000	1,090.009	$1-$10,000	590.202	$10,001-$50,000	695.050

Charles B. Curtis	$1-$10,000	109.654	$1-$10,000	179.473	$1-$10,000	171.528

Robert J. Darretta	$1-$10,000	109.654	$1-$10,000	142.889	$1-$10,000	128.025

Katinka Domotorffy	$10,001-$50,000	1,143.054	$1-$10,000	101.553	$1-$10,000	102.605

John A. Hill	Over $100,000	24,155.063	$1-$10,000	1,019.479	$1-$10,000	244.913

Paul L. Joskow	$50,001-$100,000	5,983.578	$10,001-$50,000	2,112.796	$1-$10,000	196.329

Kenneth R. Leibler	$1-$10,000	109.654	$1-$10,000	147.323	$1-$10,000	132.281

Robert E. Patterson	$10,001-$50,000	1,992.929	$10,001-$50,000	1,766.732	$1-$10,000	145.993

George Putnam, III	$10,001-$50,000	886.994	$10,001-$50,000	4,487.381	$10,001-$50,000	1,054.839

*Robert L. Reynolds	Over $100,000	36,497.522	$1-$10,000	133.515	$1-$10,000	120.803

W. Thomas Stephens	$1-$10,000	109.654	$1-$10,000	465.140	$1-$10,000	206.715

Trustees and Officers	Over $100,000	73,536.655	Over $100,000	14,615.695	$50,001-$100,000	3,531.553
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)

G/H-1

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Arizona Tax Exempt Income Fund		Putnam Asia Pacific Equity Fund		Putnam California Tax Exempt Income Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	119.758	$1-$10,000	128.250	$1-$10,000	122.196

Barbara M. Baumann	$1-$10,000	112.404	$1-$10,000	123.269	$1-$10,000	113.823

Jameson A. Baxter	$1-$10,000	236.660	$10,001-$50,000	3,295.194	$1-$10,000	317.513

Charles B. Curtis	$1-$10,000	169.147	$1-$10,000	128.250	$1-$10,000	183.472

Robert J. Darretta	$1-$10,000	129.424	$1-$10,000	128.250	$1-$10,000	131.811

Katinka Domotorffy	$1-$10,000	102.586	$1-$10,000	100.000	$1-$10,000	102.837

John A. Hill	$1-$10,000	284.578	$1-$10,000	128.250	$1-$10,000	252.621

Paul L. Joskow	$1-$10,000	211.107	$1-$10,000	333.289	$1-$10,000	245.637

Kenneth R. Leibler	$1-$10,000	133.828	$1-$10,000	128.250	$1-$10,000	136.711

Robert E. Patterson	$1-$10,000	147.614	$1-$10,000	128.250	$1-$10,000	156.353

George Putnam, III	$10,001-$50,000	1,647.150	$10,001-$50,000	1,318.079	$10,001-$50,000	1,993.213

*Robert L. Reynolds	$1-$10,000	121.138	$1-$10,000	128.250	$1-$10,000	123.455

W. Thomas Stephens	$1-$10,000	201.619	$1-$10,000	128.250	$1-$10,000	222.009

Trustees and Officers	$10,001-$50,000	3,717.013	$50,001-$100,000	6,295.831	$10,001-$50,000	4,201.651
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(1.20%)		(8.71%)

	Putnam Capital Opportunities Fund		Putnam Capital Spectrum Fund		Putnam Convertible Securities Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	98.309	$1-$10,000	115.092	$1-$10,000	116.151

Barbara M. Baumann	$1-$10,000	97.968	$50,001-$100,000	1,797.286	$1-$10,000	110.090

Jameson A. Baxter	$10,001-$50,000	2,063.767	Over $100,000	7,758.620	Over $100,000	8,448.000

Charles B. Curtis	$1-$10,000	153.944	$50,001-$100,000	2,908.455	$1-$10,000	152.935

Robert J. Darretta	$1-$10,000	109.298	Over $100,000	8,367.237	$1-$10,000	121.629

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	272.568	$1-$10,000	102.122

John A. Hill	Over $100,000	20,414.156	Over $100,000	38,830.403	Over $100,000	43,541.187

Paul L. Joskow	$1-$10,000	265.527	Over $100,000	6,552.954	$50,001-$100,000	2,428.772

Kenneth R. Leibler	$1-$10,000	123.183	$1-$10,000	115.092	$1-$10,000	124.045

Robert E. Patterson	$10,001-$50,000	2,196.891	$10,001-$50,000	1,190.590	$50,001-$100,000	3,118.308

George Putnam, III	$10,001-$50,000	1,724.396	Over $100,000	29,220.627	Over $100,000	15,499.206

*Robert L. Reynolds	$1-$10,000	98.309	Over $100,000	86,077.911	$1-$10,000	116.151

W. Thomas Stephens	$1-$10,000	144.616	$1-$10,000	115.092	$1-$10,000	247.656

Trustees and Officers	Over $100,000	27,690.364	Over $100,000	32,944.531	Over $100,000	74,226.252
as a group	(Class Y shares)	(Class Y shares)	(Class A shares)	(Class A shares)	(Class Y shares)	(Class Y shares)
			Over $100,000	193,446.338
			(Class Y shares)	(Class Y shares)

H-2

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

			Putnam Dynamic AssetAllocation		Putnam Dynamic Asset Allocation
	Putnam Diversified Income Trust		Balanced Fund		Conservative Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	149.929	$1-$10,000	116.513	$1-$10,000	115.636

Barbara M. Baumann	$1-$10,000	122.176	$10,001-$50,000	1,483.833	$1-$10,000	107.061

Jameson A. Baxter	Over $100,000	15,353.920	Over $100,000	29,369.510	$10,001-$50,000	1,534.204

Charles B. Curtis	$1-$10,000	430.698	$1-$10,000	146.274	$1-$10,000	179.715

Robert J. Darretta	$1-$10,000	168.961	$1-$10,000	123.776	$1-$10,000	123.123

Katinka Domotorffy	$1-$10,000	104.590	$1-$10,000	101.290	$1-$10,000	101.399

John A. Hill	Over $100,000	544,921.566	Over $100,000	257,779.469	Over $100,000	139,856.049

Paul L. Joskow	$1-$10,000	672.594	Over $100,000	12,850.285	$1-$10,000	310.287

Kenneth R. Leibler	$1-$10,000	175.946	$1-$10,000	125.241	$1-$10,000	125.837

Robert E. Patterson	$10,001-$50,000	2,437.688	$10,001-$50,000	1,459.345	$10,001-$50,000	1,541.141

George Putnam, III	$50,001-$100,000	9,433.961	$10,001-$50,000	3,683.005	$50,001-$100,000	5,666.704

*Robert L. Reynolds	$1-$10,000	152.816	$1-$10,000	116.513	$1-$10,000	116.625

W. Thomas Stephens	$1-$10,000	584.320	Over $100,000	72,528.287	$50,001-$100,000	6,314.521

Trustees and Officers	Over $100,000	608,584.148	Over $100,000	379,983.341	Over $100,000	156,192.302
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
				(4.35%)		(2.51%)

	Putnam Dynamic Asset Allocation		Putnam Dynamic Asset Allocation
	Equity Fund		Growth Fund		Putnam Dynamic Risk Allocation Fund

Liaquat Ahamed	$0	0.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	179.092	$1-$10,000	109.319	$1-$10,000	105.350

Barbara M. Baumann	$0	0.000	$10,001-$50,000	1,274.465	Over $100,000	27,521.836

Jameson A. Baxter	$0	0.000	Over $100,000	37,956.655	Over $100,000	18,418.218

Charles B. Curtis	$0	0.000	Over $100,000	14,315.700	$1-$10,000	103.963

Robert J. Darretta	$0	0.000	$1-$10,000	117.189	$0	0.000

Katinka Domotorffy	$0	0.000	$10,001-$50,000	954.790	$10,001-$50,000	1,275.497

John A. Hill	$0	0.000	Over $100,000	63,309.937	$10,001-$50,000	937.207

Paul L. Joskow	$0	0.000	$10,001-$50,000	1,256.492	$1-$10,000	160.270

Kenneth R. Leibler	$0	0.000	$1-$10,000	117.613	$1-$10,000	103.963

Robert E. Patterson	$0	0.000	$10,001-$50,000	2,626.905	$1-$10,000	519.818

George Putnam, III	$0	0.000	Over $100,000	21,140.250	$10,001-$50,000	1,261.438

*Robert L. Reynolds	$1-$10,000	179.092	$1-$10,000	109.319	Over $100,000	79,769.517

W. Thomas Stephens	$0	0.000	$1-$10,000	119.952	$1-$10,000	103.963

Trustees and Officers	$1-$10,000	358.184	Over $100,000	181,838.825	Over $100,000	130,381.041
as a group	(Class A shares)	(Class A shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(12.94%)		(2.20%)

H-3

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Emerging Markets Equity Fund		Putnam Emerging Markets Income Fund		Putnam Equity Income Fund

Liaquat Ahamed	$50,001-$100,000	9,606.538	$1-$10,000	100.354	Over $100,000	5,033.215

Ravi Akhoury	$1-$10,000	123.976	$1-$10,000	101.889	$1-$10,000	112.711

Barbara M. Baumann	$1-$10,000	118.864	$10,001-$50,000	3,495.505	$1-$10,000	109.771

Jameson A. Baxter	$10,001-$50,000	4,578.095	$10,001-$50,000	4,989.678	Over $100,000	21,612.177

Charles B. Curtis	$1-$10,000	123.976	$1-$10,000	101.889	$1-$10,000	305.678

Robert J. Darretta	Over $100,000	21,120.632	$1-$10,000	101.889	$1-$10,000	232.375

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	101.889	$1-$10,000	101.417

John A. Hill	Over $100,000	27,798.834	$1-$10,000	101.889	Over $100,000	44,660.143

Paul L. Joskow	$1-$10,000	197.098	$1-$10,000	153.141	Over $100,000	21,643.023

Kenneth R. Leibler	$1-$10,000	123.976	$1-$10,000	137.623	$1-$10,000	106.435

Robert E. Patterson	$10,001-$50,000	3,161.419	$1-$10,000	510.468	$10,001-$50,000	2,210.809

George Putnam, III	$50,001-$100,000	10,016.065	$10,001-$50,000	1,219.014	Over $100,000	67,938.260

*Robert L. Reynolds	Over $100,000	35,063.094	$0	0.000	$1-$10,000	112.711

W. Thomas Stephens	$1-$10,000	123.976	$1-$10,000	101.889	$1-$10,000	405.084

Trustees and Officers	Over $100,000	112,256.543	Over $100,000	11,217.117	Over $100,000	183,321.509
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(18.00%)		(19.25%)

	Putnam Equity Spectrum Fund		Putnam Europe Equity Fund		Putnam Floating Rate Income Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	113.162	$1-$10,000	109.352	$1-$10,000	123.733

Barbara M. Baumann	$10,001-$50,000	781.358	$1-$10,000	108.826	$1-$10,000	116.065

Jameson A. Baxter	Over $100,000	7,246.957	$50,001-$100,000	3,050.605	$10,001-$50,000	3,095.213

Charles B. Curtis	Over $100,000	2,651.288	$1-$10,000	146.502	$1-$10,000	150.959

Robert J. Darretta	$1-$10,000	113.162	$1-$10,000	133.416	$1-$10,000	136.357

Katinka Domotorffy	$10,001-$50,000	330.999	$1-$10,000	100.000	$1-$10,000	103.183

John A. Hill	Over $100,000	38,269.936	Over $100,000	5,758.005	Over $100,000	185,757.262

Paul L. Joskow	Over $100,000	2,968.347	$10,001-$50,000	649.107	$1-$10,000	278.337

Kenneth R. Leibler	$1-$10,000	113.162	$1-$10,000	136.314	$1-$10,000	143.048

Robert E. Patterson	$10,001-$50,000	1,069.762	$10,001-$50,000	1,479.521	$10,001-$50,000	1,504.097

George Putnam, III	$10,001-$50,000	1,245.336	$10,001-$50,000	1,304.702	$10,001-$50,000	5,414.717

*Robert L. Reynolds	Over $100,000	26,822.511	$1-$10,000	109.352	$1-$10,000	125.077

W. Thomas Stephens	$1-$10,000	113.162	$1-$10,000	180.923	$50,001-$100,000	8,180.438

Trustees and Officers	Over $100,000	39,521.217	Over $100,000	13,366.624	Over $100,000	206,809.472
as a group	(Class A shares)	(Class A shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
	Over $100,000	89,442.144		(2.39%)
	(Class Y shares)	(Class Y shares)

	The George Putnam Fund of Boston
	(d/b/a George Putnam Balanced Fund)		Putnam Global Consumer Fund		Putnam Global Dividend Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	108.848	$1-$10,000	123.616	$1-$10,000	100.736

Barbara M. Baumann	$1-$10,000	104.772	$1-$10,000	119.409	$10,001-$50,000	1,037.433

Jameson A. Baxter	Over $100,000	15,569.572	$10,001-$50,000	651.294	$50,001-$100,000	4,787.845

Charles B. Curtis	$1-$10,000	389.724	$1-$10,000	123.616	$1-$10,000	100.736

Robert J. Darretta	$1-$10,000	131.391	$1-$10,000	123.616	$1-$10,000	100.736

Katinka Domotorffy	$1-$10,000	101.244	$1-$10,000	100.000	$1-$10,000	100.736

John A. Hill	Over $100,000	24,273.749	$1-$10,000	100.000	$1-$10,000	100.736

Paul L. Joskow	$10,001-$50,000	2,505.334	$1-$10,000	180.547	$1-$10,000	150.953

Kenneth R. Leibler	$1-$10,000	145.756	$1-$10,000	123.616	$1-$10,000	172.087

Robert E. Patterson	$10,001-$50,000	1,546.096	$10,001-$50,000	966.899	$1-$10,000	499.684

George Putnam, III	Over $100,000	88,710.764	$10,001-$50,000	1,392.068	$10,001-$50,000	1,208.835

*Robert L. Reynolds	$1-$10,000	110.529	$1-$10,000	123.616	$0	0.000

W. Thomas Stephens	$1-$10,000	386.516	$1-$10,000	123.616	$1-$10,000	100.736

Trustees and Officers	Over $100,000	142,891.035	$50,001-$100,000	4,351.913	$50,001-$100,000	8,561.253
as a group		(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(2.00%)		(2.35%)		(25.30%)

H-4

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Global Energy Fund		Putnam Global Equity Fund		Putnam Global Financials Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	112.684	Over $100,000	31,993.300	$1-$10,000	118.048

Barbara M. Baumann	$1-$10,000	109.797	$10,001-$50,000	1,818.281	$1-$10,000	112.336

Jameson A. Baxter	$1-$10,000	543.313	Over $100,000	11,740.043	$1-$10,000	677.665

Charles B. Curtis	$1-$10,000	112.684	$1-$10,000	471.303	$1-$10,000	118.048

Robert J. Darretta	$1-$10,000	112.684	$1-$10,000	107.371	$1-$10,000	118.048

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

John A. Hill	$1-$10,000	100.000	Over $100,000	40,281.555	$1-$10,000	100.000

Paul L. Joskow	$1-$10,000	155.926	$1-$10,000	680.497	$1-$10,000	170.922

Kenneth R. Leibler	$1-$10,000	112.684	$1-$10,000	109.075	$1-$10,000	118.048

Robert E. Patterson	$10,001-$50,000	961.207	$50,001-$100,000	5,502.941	$10,001-$50,000	952.640

George Putnam, III	$10,001-$50,000	1,252.032	Over $100,000	131,724.514	$10,001-$50,000	1,648.729

*Robert L. Reynolds	$1-$10,000	112.684	Over $100,000	84,469.387	$1-$10,000	118.048

W. Thomas Stephens	$1-$10,000	112.684	$1-$10,000	664.537	$1-$10,000	118.048

Trustees and Officers	$50,001- $100,000	3,998.379	Over $100,000	349,947.858	$50,001-$100,000	4,570.580
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(4.01%)		(15.76%)		(1.32%)

	Putnam Global Health Care Fund		Putnam Global Income Trust		Putnam Global Industrials Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	135.892	Over $100,000	6,123.831

Barbara M. Baumann	$1-$10,000	124.348	$1-$10,000	114.699	$1-$10,000	116.690

Jameson A. Baxter	$10,001-$50,000	284.691	$10,001-$50,000	1,407.542	$10,001-$50,000	632.441

Charles B. Curtis	$10,001-$50,000	202.365	$1-$10,000	203.128	$1-$10,000	121.430

Robert J. Darretta	$1-$10,000	159.427	$1-$10,000	148.369	$1-$10,000	121.430

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	102.495	$1-$10,000	100.000

John A. Hill	Over $100,000	5,814.358	$10,001-$50,000	828.491	$1-$10,000	100.000

Paul L. Joskow	$10,001-$50,000	658.879	$1-$10,000	279.523	$1-$10,000	171.026

Kenneth R. Leibler	$10,001-$50,000	176.238	$1-$10,000	152.733	$1-$10,000	121.430

Robert E. Patterson	$10,001-$50,000	451.269	$10,001-$50,000	1,225.932	$10,001-$50,000	954.932

George Putnam, III	Over $100,000	5,550.336	$50,001-$100,000	5,855.879	$10,001-$50,000	1,499.116

*Robert L. Reynolds	$1-$10,000	124.758	Over $100,000	53,972.042	$1-$10,000	121.430

W. Thomas Stephens	$10,001-$50,000	270.003	$1-$10,000	254.854	$1-$10,000	121.430

Trustees and Officers	Over $100,000	14,116.672	Over $100,000	64,781.579	Over $100,000	10,405.186
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(2.67%)		(1.93%)		(9.48%)

	Putnam Global Natural Resources Fund		Putnam Global Sector Fund		Putnam Global Technology Fund

Liaquat Ahamed	$1-$10,000	100.000	$0	0.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	115.385	Over $100,000	6,442.709

Barbara M. Baumann	$1-$10,000	105.303	$1-$10,000	115.385	$1-$10,000	107.004

Jameson A. Baxter	$10,001-$50,000	1,531.423	$10,001-$50,000	1,210.751	$1-$10,000	543.000

Charles B. Curtis	$1-$10,000	243.405	$1-$10,000	115.385	$1-$10,000	113.595

Robert J. Darretta	$1-$10,000	151.832	$1-$10,000	115.385	$1-$10,000	113.595

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

John A. Hill	Over $100,000	13,314.092	$1-$10,000	100.000	$1-$10,000	100.000

Paul L. Joskow	$1-$10,000	265.023	$1-$10,000	174.119	$1-$10,000	160.747

Kenneth R. Leibler	$1-$10,000	170.275	$1-$10,000	115.385	$1-$10,000	113.595

Robert E. Patterson	$10,001-$50,000	552.319	$10,001-$50,000	3,373.430	$10,001-$50,000	807.525

George Putnam, III	Over $100,000	7,087.907	$10,001-$50,000	2,319.288	$10,001-$50,000	1,232.058

*Robert L. Reynolds	$1-$10,000	106.420	Over $100,000	35,210.585	$1-$10,000	113.595

W. Thomas Stephens	$1-$10,000	308.912	$1-$10,000	115.385	$1-$10,000	113.595

Trustees and Officers	Over $100,000	24,136.911	Over $100,000	43,614.711	Over $100,000	10,161.018
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(1.04%)		(16.21%)		(9.42%)

H-5

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Global Telecommunications Fund		Putnam Global Utilities Fund		The Putnam Fund for Growth and Income

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	118.604	$1-$10,000	115.940	Over $100,000	7,243.008

Barbara M. Baumann	$1-$10,000	114.516	$1-$10,000	110.207	$10,001-$50,000	1,790.177

Jameson A. Baxter	$10,001-$50,000	630.868	$1-$10,000	784.327	Over $100,000	15,159.070

Charles B. Curtis	$1-$10,000	118.604	$1-$10,000	142.713	$1-$10,000	286.941

Robert J. Darretta	$1-$10,000	118.604	$1-$10,000	119.959	$1-$10,000	234.871

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	102.009	$1-$10,000	100.993

John A. Hill	$1-$10,000	100.000	$10,001-$50,000	4,082.111	Over $100,000	61,769.013

Paul L. Joskow	$1-$10,000	175.448	$10,001-$50,000	1,196.697	Over $100,000	9,351.476

Kenneth R. Leibler	$1-$10,000	118.604	$1-$10,000	121.175	$1-$10,000	253.445

Robert E. Patterson	$10,001-$50,000	1,155.893	$1-$10,000	868.137	$10,001-$50,000	1,453.591

George Putnam, III	$10,001-$50,000	1,392.059	$10,001-$50,000	2,631.185	Over $100,000	14,861.585

*Robert L. Reynolds	$1-$10,000	118.604	$1-$10,000	115.940	Over $100,000	56,077.644

W. Thomas Stephens	$1-$10,000	118.604	$1-$10,000	197.897	$1-$10,000	387.739

Trustees and Officers	$50,001-$100,000	4,480.408	Over $100,000	10,688.297	Over $100,000	187,750.104
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(1.97%)		(3.36%)		(7.80%)

	Putnam Growth Opportunities Fund		Putnam High Income Securities Fund		Putnam High Yield Advantage Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	97.919	$1-$10,000	100.000	$1-$10,000	134.237

Barbara M. Baumann	$1-$10,000	97.508	$1-$10,000	100.000	$1-$10,000	119.319

Jameson A. Baxter	$10,001-$50,000	469.622	$10,001-$50,000	2,535.933	$10,001-$50,000	4,141.809

Charles B. Curtis	$1-$10,000	103.734	$1-$10,000	594.893	$1-$10,000	259.163

Robert J. Darretta	$1-$10,000	97.919	$1-$10,000	100.000	$1-$10,000	153.583

Katinka Domotorffy	$1-$10,000	100.072	$1-$10,000	100.000	$1-$10,000	104.598

John A. Hill	$50,001-$100,000	2,480.183	Over $100,000	101,499.504	Over $100,000	24,753.084

Paul L. Joskow	$10,001-$50,000	817.361	$1-$10,000	334.000	$10,001-$50,000	6,489.662

Kenneth R. Leibler	$1-$10,000	97.919	$1-$10,000	100.000	$1-$10,000	162.202

Robert E. Patterson	$10,001-$50,000	2,101.890	$1-$10,000	1,084.000	$10,001-$50,000	3,140.674

George Putnam, III	$50,001-$100,000	2,727.960	$10,001-$50,000	1,670.000	$10,001-$50,000	5,632.384

*Robert L. Reynolds	$1-$10,000	97.919	$1-$10,000	100.000	$1-$10,000	136.411

W. Thomas Stephens	$1-$10,000	96.202	$1-$10,000	100.000	$1-$10,000	367.009

Trustees and Officers	Over $100,000	9,486.208	Over $100,000	108,518.330	Over $100,000	45,694.134
as a group	(Class Y shares)	(Class Y shares)			(Class Y shares)	(Class Y shares)
		(1.83%)

					Putnam Intermediate-Term Municipal
	Putnam High Yield Trust		Putnam Income Fund		Income Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	140.929	$1-$10,000	125.327	$1-$10,000	100.481

Barbara M. Baumann	$1-$10,000	125.163	$1-$10,000	111.868	$1-$10,000	107.435

Jameson A. Baxter	Over $100,000	25,520.140	$50,001-$100,000	10,057.203	$10,001-$50,000	2,482.449

Charles B. Curtis	$1-$10,000	737.556	$1-$10,000	184.501	$1-$10,000	100.481

Robert J. Darretta	$1-$10,000	160.722	$1-$10,000	140.529	$1-$10,000	100.468

Katinka Domotorffy	$1-$10,000	104.914	$1-$10,000	102.678	$1-$10,000	100.477

John A. Hill	Over $100,000	23,816.490	Over $100,000	123,371.447	$1-$10,000	100.482

Paul L. Joskow	$50,001-$100,000	11,754.080	$1-$10,000	314.336	$1-$10,000	150.139

Kenneth R. Leibler	$1-$10,000	169.657	$1-$10,000	145.627	$1-$10,000	141.209

Robert E. Patterson	$10,001-$50,000	2,552.998	$10,001-$50,000	2,205.501	$1-$10,000	150.137

George Putnam, III	Over $100,000	17,961.793	$50,001-$100,000	9,029.830	$10,001-$50,000	1,191.164

*Robert L. Reynolds	Over $100,000	86,573.951	Over $100,000	270,420.061	$0	0.000

W. Thomas Stephens	$1-$10,000	657.898	$1-$10,000	223.778	$1-$10,000	100.464

Trustees and Officers	Over $100,000	173,464.389	Over $100,000	416,532.685	$50,001-$100,000	4,925.386
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
				(2.06%)		(71.06%)

H-6

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam International Capital
	Opportunities Fund		Putnam International Equity Fund		Putnam International Growth Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	105.863	$1-$10,000	110.623	$1-$10,000	107.890

Barbara M. Baumann	$1-$10,000	105.456	$50,001-$100,000	2,497.851	$1-$10,000	105.224

Jameson A. Baxter	Over $100,000	5,722.878	Over $100,000	9,092.764	$50,001-$100,000	3,872.102

Charles B. Curtis	Over $100,000	4,955.663	Over $100,000	7,346.703	$1-$10,000	114.312

Robert J. Darretta	$1-$10,000	113.797	$1-$10,000	136.522	$1-$10,000	109.354

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

John A. Hill	$10,001-$50,000	908.420	Over $100,000	26,187.209	$50,001-$100,000	5,304.943

Paul L. Joskow	$10,001-$50,000	485.776	$50,001-$100,000	3,802.013	$10,001-$50,000	1,539.402

Kenneth R. Leibler	$1-$10,000	116.102	$1-$10,000	146.016	$1-$10,000	109.840

Robert E. Patterson	$50,001-$100,000	2,082.100	$50,001-$100,000	3,710.962	$50,001-$100,000	4,327.143

George Putnam, III	$50,001-$100,000	1,959.194	Over $100,000	6,094.261	Over $100,000	7,844.186

*Robert L. Reynolds	$1-$10,000	105.863	Over $100,000	11,451.057	$1-$10,000	107.890

W. Thomas Stephens	$1-$10,000	137.788	$1-$10,000	260.595	$1-$10,000	159.563

Trustees and Officers	Over $100,000	18,971.674	Over $100,000	76,185.736	Over $100,000	25,408.425
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
				(2.95%)		(2.38%)

	Putnam International Value Fund		Putnam Investors Fund		Putnam Low Volatility Equity Fund

Liaquat Ahamed	Over $100,000	9,373.118	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	108.945	$1-$10,000	102.861	$1-$10,000	100.000

Barbara M. Baumann	$1-$10,000	108.582	$1-$10,000	101.465	$10,001-$50,000	1,457.058

Jameson A. Baxter	Over $100,000	9,540.159	Over $100,000	17,145.040	$10,001-$50,000	4,859.086

Charles B. Curtis	$1-$10,000	155.173	$1-$10,000	349.328	$1-$10,000	100.000

Robert J. Darretta	$1-$10,000	131.595	$1-$10,000	338.464	$1-$10,000	100.000

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

John A. Hill	Over $100,000	19,658.557	Over $100,000	96,287.437	$1-$10,000	100.003

Paul L. Joskow	$10,001-$50,000	1,110.449	Over $100,000	8,444.064	$1-$10,000	148.221

Kenneth R. Leibler	$1-$10,000	144.879	$1-$10,000	338.690	$1-$10,000	168.972

Robert E. Patterson	$50,001-$100,000	8,171.186	$50,001-$100,000	4,961.210	$1-$10,000	147.638

George Putnam, III	$10,001-$50,000	3,277.437	Over $100,000	6,336.772	$10,001-$50,000	1,194.030

*Robert L. Reynolds	$1-$10,000	108.945	$1-$10,000	102.861	$0	0.000

W. Thomas Stephens	$1-$10,000	211.960	$1-$10,000	394.913	$1-$10,000	100.000

Trustees and Officers	Over $100,000	55,002.420	Over $100,000	155,512.272	$50,001-$100,000	8,675.008
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(8.13%)		(5.58%)

			Putnam Massachusetts Tax Exempt
	Putnam Managed Municipal Income Trust		Income Fund		Putnam Master Intermediate Income Trust

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	119.256	$1-$10,000	100.000

Barbara M. Baumann	$1-$10,000	100.000	$1-$10,000	112.096	$1-$10,000	100.000

Jameson A. Baxter	$1-$10,000	621.015	$1-$10,000	245.120	$1-$10,000	836.558

Charles B. Curtis	$1-$10,000	336.618	$1-$10,000	169.631	$1-$10,000	207.980

Robert J. Darretta	$1-$10,000	100.000	$1-$10,000	128.768	$1-$10,000	100.000

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	102.254	$1-$10,000	100.000

John A. Hill	$1-$10,000	373.942	$1-$10,000	225.411	$1-$10,000	450.185

Paul L. Joskow	$1-$10,000	195.000	$1-$10,000	203.155	$1-$10,000	100.000

Kenneth R. Leibler	$1-$10,000	195.000	$1-$10,000	133.030	$1-$10,000	100.000

Robert E. Patterson	$1-$10,000	587.000	$1-$10,000	102.693	$1-$10,000	587.000

George Putnam, III	$10,001-$50,000	3,815.000	$50,001-$100,000	7,846.946	$10,001-$50,000	2,178.000

*Robert L. Reynolds	$1-$10,000	100.000	$1-$10,000	120.925	$1-$10,000	100.000

W. Thomas Stephens	$1-$10,000	100.000	$1-$10,000	204.976	$1-$10,000	100.000

Trustees and Officers	$10,001-$50,000	6,823.575	$50,001-$100,000	9,814.261	$10,001-$50,000	5,159.723
as a group			(Class Y shares)	(Class Y shares)

H-7

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Michigan Tax Exempt Income Fund		Putnam Minnesota Tax Exempt Income Fund		Putnam Money Market Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$10,001-$50,000	30,464.780

Ravi Akhoury	$1-$10,000	118.478	$1-$10,000	117.412	Over $100,000	486,717.380

Barbara M. Baumann	$1-$10,000	111.523	$1-$10,000	110.901	$1-$10,000	994.350

Jameson A. Baxter	$1-$10,000	232.669	$1-$10,000	228.450	Over $100,000	352,106.170

Charles B. Curtis	$1-$10,000	165.852	$1-$10,000	162.261	Over $100,000	288,269.186

Robert J. Darretta	$1-$10,000	126.485	$1-$10,000	125.061	Over $100,000	503,971.420

Katinka Domotorffy	$1-$10,000	102.367	$1-$10,000	102.109	$10,001-$50,000	23,356.010

John A. Hill	$1-$10,000	211.734	$1-$10,000	280.325	Over $100,000	123,827.780

Paul L. Joskow	$1-$10,000	207.735	$1-$10,000	207.394	Over $100,000	242,868.580

Kenneth R. Leibler	$1-$10,000	130.325	$1-$10,000	129.008	$1-$10,000	100.000

Robert E. Patterson	$1-$10,000	142.237	$1-$10,000	141.310	Over $100,000	116,076.600

George Putnam, III	$10,001-$50,000	1,656.699	$10,001-$50,000	1,650.533	Over $100,000	556,796.470

*Robert L. Reynolds	$1-$10,000	119.459	$1-$10,000	118.297	Over $100,000	294,454.830

W. Thomas Stephens	$1-$10,000	196.934	$1-$10,000	194.016	Over $100,000	281,151.700

Trustees and Officers	$10,001-$50,000	3,622.497	$10,001-$50,000	3,667.077	Over $100,000	3,478,916.726
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class A shares)	(Class A shares)
		(1.96%)		(2.08%)

	Putnam Multi-Cap Core Fund		Putnam Multi-Cap Growth Fund		Putnam Multi-Cap Value Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	Over $100,000	11,930.857	$1-$10,000	117.787	$1-$10,000	102.232

Barbara M. Baumann	$10,001-$50,000	1,116.336	$10,001-$50,000	477.441	$1-$10,000	102.082

Jameson A. Baxter	$50,001-$100,000	4,862.088	Over $100,000	10,795.887	$10,001-$50,000	2,450.738

Charles B. Curtis	$1-$10,000	111.635	$10,001-$50,000	220.176	$1-$10,000	165.110

Robert J. Darretta	$1-$10,000	111.635	Over $100,000	3,729.752	$1-$10,000	122.481

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

John A. Hill	$50,001-$100,000	4,952.686	Over $100,000	4,113.147	$1-$10,000	169.662

Paul L. Joskow	$1-$10,000	148.580	$50,001-$100,000	1,053.727	$1-$10,000	187.063

Kenneth R. Leibler	$1-$10,000	111.635	$1-$10,000	123.409	$1-$10,000	137.413

Robert E. Patterson	$10,001-$50,000	994.952	$50,001-$100,000	1,193.389	$10,001-$50,000	1,952.138

George Putnam, III	$10,001-$50,000	1,461.175	Over $100,000	22,378.433	$50,001-$100,000	3,333.060

*Robert L. Reynolds	$1-$10,000	105.571	Over $100,000	12,481.489	$1-$10,000	102.232

W. Thomas Stephens	$1-$10,000	111.635	$10,001-$50,000	264.076	$1-$10,000	155.793

Trustees and Officers	Over $100,000	26,218.785	Over $100,000	58,236.320	Over $100,000	9,227.180
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(8.46%)		(2.80%)

	Putnam Municipal Opportunities Trust		Putnam New Jersey Tax Exempt Income Fund		Putnam New York Tax Exempt Income Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	100.000	$1-$10,000	118.859	$1-$10,000	119.994

Barbara M. Baumann	$1-$10,000	100.000	$1-$10,000	111.904	$1-$10,000	112.677

Jameson A. Baxter	$50,001-$100,000	6,130.412	$1-$10,000	238.257	$1-$10,000	1,119.442

Charles B. Curtis	$1-$10,000	503.401	$1-$10,000	164.294	$1-$10,000	581.203

Robert J. Darretta	$1-$10,000	100.000	$1-$10,000	127.066	$1-$10,000	128.586

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	102.364	$1-$10,000	102.618

John A. Hill	$1-$10,000	544.341	$1-$10,000	295.428	Over $100,000	186,515.222

Paul L. Joskow	$1-$10,000	387.000	$1-$10,000	205.796	Over $100,000	18,596.740

Kenneth R. Leibler	$1-$10,000	287.000	$1-$10,000	131.257	$1-$10,000	133.358

Robert E. Patterson	$1-$10,000	655.000	$1-$10,000	143.395	$1-$10,000	353.892

George Putnam, III	$10,001-$50,000	3,788.000	$10,001-$50,000	1,618.373	$10,001-$50,000	1,847.315

*Robert L. Reynolds	$0	0.000	$1-$10,000	119.868	$1-$10,000	121.022

W. Thomas Stephens	$1-$10,000	100.000	$1-$10,000	195.935	$1-$10,000	211.748

Trustees and Officers	Over $100,000	12,895.154	$10,001-$50,000	3,672.796	Over $100,000	123,875.340
as a group			(Class Y shares)	(Class Y shares)	(Class A shares)	(Class A shares)
					Over $100,000	210,043.817
					(Class Y shares)	(Class Y shares)
						(8.75%)

H-8

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

			Putnam Pennsylvania Tax Exempt
	Putnam Ohio Tax Exempt Income Fund		Income Fund		Putnam Premier Income Trust

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	118.656	$1-$10,000	119.138	$1-$10,000	100.000

Barbara M. Baumann	$1-$10,000	111.766	$1-$10,000	112.206	$1-$10,000	100.000

Jameson A. Baxter	$1-$10,000	233.131	$1-$10,000	242.359	$1-$10,000	881.117

Charles B. Curtis	$1-$10,000	162.973	$1-$10,000	164.749	$1-$10,000	416.604

Robert J. Darretta	$1-$10,000	127.069	$1-$10,000	127.320	$1-$10,000	100.000

Katinka Domotorffy	$1-$10,000	102.428	$1-$10,000	102.627	$1-$10,000	100.000

John A. Hill	$1-$10,000	306.847	$1-$10,000	303.234	$10,001-$50,000	3,704.634

Paul L. Joskow	$1-$10,000	210.122	$1-$10,000	212.479	$1-$10,000	201.000

Kenneth R. Leibler	$1-$10,000	131.054	$1-$10,000	131.241	$1-$10,000	100.000

Robert E. Patterson	$1-$10,000	143.519	$1-$10,000	143.667	$1-$10,000	803.000

George Putnam, III	$10,001-$50,000	1,655.210	$10,001-$50,000	1,653.717	$10,001-$50,000	2,505.000

*Robert L. Reynolds	$1-$10,000	119.727	$1-$10,000	120.193	$1-$10,000	100.000

W. Thomas Stephens	$1-$10,000	197.615	$1-$10,000	202.784	$1-$10,000	100.000

Trustees and Officers	$10,001-$50,000	3,720.117	$10,001-$50,000	3,735.714	$10,001-$50,000	9,311.355
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)

	Putnam Research Fund		Putnam RetirementReady 2050 Fund		Putnam RetirementReady 2040 Fund

Liaquat Ahamed	$1-$10,000	100.000	$0	0.000	$0	0.000

Ravi Akhoury	$1-$10,000	102.998	$0	0.000	$0	0.000

Barbara M. Baumann	$1-$10,000	102.141	$0	0.000	$0	0.000

Jameson A. Baxter	$1-$10,000	436.683	$0	0.000	$0	0.000

Charles B. Curtis	$1-$10,000	110.592	$0	0.000	$0	0.000

Robert J. Darretta	$1-$10,000	104.450	$0	0.000	$0	0.000

Katinka Domotorffy	$1-$10,000	100.000	$0	0.000	$0	0.000

John A. Hill	Over $100,000	5,858.227	$10,001-$50,000	2,046.629	$0	0.000

Paul L. Joskow	Over $100,000	5,754.958	$0	0.000	$0	0.000

Kenneth R. Leibler	$1-$10,000	104.562	$0	0.000	$0	0.000

Robert E. Patterson	$1-$10,000	144.768	$0	0.000	$0	0.000

George Putnam, III	$10,001-$50,000	1,831.247	$0	0.000	$0	0.000

*Robert L. Reynolds	$50,001-$100,000	4,687.941	$0	0.000	$1-$10,000	317.927

W. Thomas Stephens	$1-$10,000	105.361	$0	0.000	$0	0.000

Trustees and Officers	Over $100,000	19,543.927	$10,001-$50,000	2,046.629	$1-$10,000	317.927
as a group	(Class Y shares)	(Class Y shares)		(Class Y shares)		(Class Y shares)
		(3.56%)

H-9

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam RetirementReady 2030 Fund		Putnam RetirementReady 2025 Fund		Putnam RetirementReady 2020 Fund

Liaquat Ahamed	$0	0.000	$1-$10,000	100.000	$0	0.000

Ravi Akhoury	$0	0.000	$0	0.000	$0	0.000

Barbara M. Baumann	$1-$10,000	94.487	$0	0.000	$0	0.000

Jameson A. Baxter	$0	0.000	$0	0.000	$10,001-$50,000	1,429.979

Charles B. Curtis	$0	0.000	$0	0.000	$1-$10,000	446.230

Robert J. Darretta	$0	0.000	$1-$10,000	452.598	$0	0.000

Katinka Domotorffy	$0	0.000	$0	0.000	$0	0.000

John A. Hill	$0	0.000	$0	0.000	$0	0.000

Paul L. Joskow	$0	0.000	$0	0.000	$10,001-$50,000	677.210

Kenneth R. Leibler	$0	0.000	$0	0.000	$0	0.000

Robert E. Patterson	$0	0.000	$0	0.000	$10,001-$50,000	648.772

George Putnam, III	$0	0.000	$10,001-$50,000	1,571.332	$0	0.000

*Robert L. Reynolds	$0	0.000	$0	0.000	$0	0.000

W. Thomas Stephens	$0	0.000	$0	0.000	$0	0.000

Trustees and Officers	$1-$10,000	94.487	$10,001-$50,000	2,123.930	$50,001-$100,000	3,201.191
as a group		(Class Y shares)		(Class Y shares)		(Class Y shares)

	Putnam RetirementReady 2015 Fund		Putnam Retirement Income Fund Lifestyle 1		Putnam Retirement Income Fund Lifestyle 2

Liaquat Ahamed	$0	0.000	$0	0.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	107.218	$1-$10,000	334.012	$1-$10,000	104.328

Barbara M. Baumann	$0	0.000	$1-$10,000	129.741	$1-$10,000	322.341

Jameson A. Baxter	$0	0.000	$1-$10,000	257.050	$1-$10,000	261.098

Charles B. Curtis	$0	0.000	$1-$10,000	102.711	$1-$10,000	104.273

Robert J. Darretta	$0	0.000	$1-$10,000	102.820	$1-$10,000	104.438

Katinka Domotorffy	$0	0.000	$1-$10,000	100.462	$1-$10,000	100.517

John A. Hill	$0	0.000	$1-$10,000	102.820	$1-$10,000	104.438

Paul L. Joskow	$1-$10,000	9.638	$1-$10,000	129.617	$1-$10,000	160.843

Kenneth R. Leibler	$1-$10,000	120.124	$1-$10,000	102.820	$1-$10,000	104.438

Robert E. Patterson	$0	0.000	$10,001-$50,000	648.709	$10,001-$50,000	1,074.479

George Putnam, III	$0	0.000	$10,001-$50,000	973.062	$10,001-$50,000	1,613.384

*Robert L. Reynolds	$0	0.000	$1-$10,000	101.280	$1-$10,000	102.312

W. Thomas Stephens	$1-$10,000	484.159	$1-$10,000	102.788	$1-$10,000	104.382

Trustees and Officers	$10,000-	721.139	$50,001-$100,000	3,187.892	$10,001-$50,000	4,361.271
as a group	$50,000	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
						(30.31%)

	Putnam Retirement Income Fund Lifestyle 3		Putnam Short Duration Income Fund		Putnam Short-Term Municipal Income Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	117.279	$1-$10,000	101.054	$1-$10,000	100.206

Barbara M. Baumann	$1-$10,000	107.722	$1-$10,000	484.631	$1-$10,000	539.517

Jameson A. Baxter	$50,001-$100,000	6,947.077	$50,001-$100,000	5,051.547	$10,001-$50,000	2,494.205

Charles B. Curtis	$1-$10,000	142.275	$1-$10,000	101.037	$1-$10,000	100.206

Robert J. Darretta	$1-$10,000	131.592	$0	0.000	$1-$10,000	100.198

Katinka Domotorffy	$1-$10,000	101.658	$1-$10,000	100.461	$1-$10,000	100.203

John A. Hill	Over $100,000	33,749.973	Over $100,000	131,260.511	$1-$10,000	100.204

Paul L. Joskow	$1-$10,000	676.281	$1-$10,000	151.546	$1-$10,000	150.019

Kenneth R. Leibler	$1-$10,000	136.329	$1-$10,000	101.036	$1-$10,000	141.093

Robert E. Patterson	$10,001-$50,000	1,356.214	$1-$10,000	505.121	$1-$10,000	150.018

George Putnam, III	$10,001-$50,000	4,057.644	$10,001-$50,000	1,212.250	$10,001-$50,000	1,198.781

*Robert L. Reynolds	$1-$10,000	118.618	$1-$10,000	101.011	$0	0.000

W. Thomas Stephens	$1-$10,000	142.275	$1-$10,000	101.037	$1-$10,000	100.196

Trustees and Officers	Over $100,000	47,884.937	Over $100,000	139,371.242	$50,001-$100,000	5,374.846
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(46.72%)				(7.42%)

H-10

	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially	Dollar Range of	Shares Beneficially
Trustees/Officers	Shares Owned	Owned	Shares Owned	Owned	Shares Owned	Owned

	Putnam Small Cap Growth Fund		Putnam Small-Cap Value Fund		Putnam Strategic Volatility Equity Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	98.206	$1-$10,000	99.075	$1-$10,000	100.000

Barbara M. Baumann	$1-$10,000	98.206	$1-$10,000	97.367	$10,001-$50,000	1,449.902

Jameson A. Baxter	$10,001-$50,000	908.212	$50,001-$100,000	4,882.095	$10,001-$50,000	4,812.320

Charles B. Curtis	$10,001-$50,000	690.627	$1-$10,000	236.351	$1-$10,000	100.000

Robert J. Darretta	$1-$10,000	113.350	$1-$10,000	134.783	$1-$10,000	100.000

Katinka Domotorffy	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

John A. Hill	Over $100,000	7,059.219	Over $100,000	30,229.718	$1-$10,000	100.006

Paul L. Joskow	$1-$10,000	134.540	$1-$10,000	256.332	$1-$10,000	147.493

Kenneth R. Leibler	$1-$10,000	120.254	$1-$10,000	162.554	$1-$10,000	168.142

Robert E. Patterson	$10,001-$50,000	1,177.021	$10,001-$50,000	1,957.021	$1-$10,000	146.771

George Putnam, III	Over $100,000	9,418.845	$50,001-$100,000	3,476.779	$10,001-$50,000	1,190.476

*Robert L. Reynolds	$1-$10,000	98.206	$1-$10,000	99.075	$0	0.000

W. Thomas Stephens	$1-$10,000	128.815	$1-$10,000	218.788	$1-$10,000	100.000

Trustees and Officers	Over $100,000	20,245.501	Over $100,000	42,049.938	$50,001-$100,000	8,741.110
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
		(4.67%)				(9.77%)

	Putnam Tax Exempt Income Fund		Putnam Tax Exempt Money Market Fund		Putnam Tax-Free High Yield Fund

Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000

Ravi Akhoury	$1-$10,000	121.326	$1-$10,000	100.000	$1-$10,000	126.030

Barbara M. Baumann	$1-$10,000	113.340	$1-$10,000	100.000	$1-$10,000	115.844

Jameson A. Baxter	$10,001-$50,000	3,636.952	$1-$10,000	2,270.160	$10,001-$50,000	1,800.060

Charles B. Curtis	$1-$10,000	597.851	$1-$10,000	1,692.010	$1-$10,000	316.440

Robert J. Darretta	$1-$10,000	130.469	$1-$10,000	102.880	$1-$10,000	137.786

Katinka Domotorffy	$1-$10,000	102.789	$1-$10,000	100.000	$1-$10,000	103.129

John A. Hill	$10,001-$50,000	1,358.734	Over $100,000	3,076,439.010	$1-$10,000	567.315

Paul L. Joskow	$1-$10,000	449.784	$1-$10,000	3,492.870	$1-$10,000	394.342

Kenneth R. Leibler	$1-$10,000	134.813	$1-$10,000	105.790	$1-$10,000	142.950

Robert E. Patterson	$1-$10,000	615.705	$1-$10,000	100.000	$1-$10,000	267.676

George Putnam, III	$10,001-$50,000	5,178.831	$10,001-$50,000	10,949.950	$10,001-$50,000	3,803.907

*Robert L. Reynolds	$1-$10,000	122.527	$1-$10,000	100.000	$1-$10,000	127.688

W. Thomas Stephens	$1-$10,000	428.894	Over $100,000	247,290.530	$1-$10,000	389.682

Trustees and Officers	$10,001-$50,000	1,384.836	Over $100,000	3,342,943.200	$50,001-$100,000	8,392.849
as a group	(Class A)	(Class A)		(7.85%)	(Class Y shares)	(Class Y shares)
	Over $100,000	13,092.015
	(Class Y shares)	(Class Y shares)

	Putnam U.S. Government Income Trust		Putnam Voyager Fund

Liaquat Ahamed	$1-$10,000	100.000	Over $100,000	3,951.041

Ravi Akhoury	$1-$10,000	133.894	Over $100,000	7,375.473

Barbara M. Baumann	$1-$10,000	123.562	Over $100,000	7,218.702

Jameson A. Baxter	$10,001-$50,000	3,020.136	Over $100,000	6,280.770

Charles B. Curtis	$50,001-$100,000	5,364.338	$1-$10,000	107.710

Robert J. Darretta	$1-$10,000	143.818	Over $100,000	8,726.646

Katinka Domotorffy	$1-$10,000	101.375	$1-$10,000	100.000

John A. Hill	Over $100,000	11,997.491	Over $100,000	60,904.407

Paul L. Joskow	$1-$10,000	419.564	$50,001-$100,000	3,167.930

Kenneth R. Leibler	$1-$10,000	105.238	$1-$10,000	98.260

Robert E. Patterson	$10,001-$50,000	1,752.601	$50,001-$100,000	1,988.955

George Putnam, III	$50,001-$100,000	4,043.888	Over $100,000	47,128.482

*Robert L. Reynolds	$1-$10,000	134.965	Over $100,000	102,661.356

W. Thomas Stephens	$1-$10,000	115.806	$1-$10,000	141.336

Trustees and Officers	Over $100,000	27,556.676	Over $100,000	267,546.812
as a group	(Class Y shares)	(Class Y shares)	(Class Y shares)	(Class Y shares)
				(2.55%)

H-11

Aggregate Dollar Range of Shares
Held in All of the Putnam Funds
Name of Trustee/Nominee	Overseen by Trustee

Liaquat Ahamed	Over $100,000

Ravi Akhoury	Over $100,000

Barbara M. Baumann	Over $100,000

Jameson A. Baxter	Over $100,000

Charles B. Curtis	Over $100,000

Robert J. Darretta	Over $100,000

Katinka Domotorffy	Over $100,000

John A. Hill	Over $100,000

Paul L. Joskow	Over $100,000

Kenneth R. Leibler	Over $100,000

Robert E. Patterson	Over $100,000

George Putnam, III	Over $100,000

*Robert L. Reynolds	Over $100,000

W. Thomas Stephens	Over $100,000

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund[s] and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund[s] and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an “interested person”.

Putnam Variable Trust

“As of September 30, 2013, except as shown in the tables below, the Trustees, and the Trustees and officers as a group, did not own variable annuity contracts or variable life insurance policies that invested in the funds that are series of Putnam Variable Trust. These tables show the value of the Trustees’ indirect beneficial ownership interest in these funds.”

		TRUSTEE NAME

FUND NAME	GEORGE PUTNAM III	PAUL L JOSKOW	ROBERT E PATTERSON

VT AMERICAN GOVERNMENT INCOME FUND CLASS IB	$0	$1-$10,000	$0

VT CAPITAL OPPORTUNITIES FUND CLASS IB	$0	$1-$10,000	$0

VT DIVERSIFIED INCOME FUND CLASS IB	$0	$1-$10,000	$0

VT EQUITY INCOME FUND CLASS IB	$0	$1-$10,000	$0

VT GEORGE PUTNAM BALANCE FUND CLASS IB	$0	$1-$10,000	$0

VT GLOBAL ASSET ALLOCATION FUND CLASS IA	$10,001-$50,000	$0	$0

VT GLOBAL ASSET ALLOCATION FUND CLASS IB	$0	$1-$10,000	$0

VT GLOBAL EQUITY FUND CLASS IB	$0	$1-$10,000	$0

VT GROWTH AND INCOME FUND CLASS IB	$0	$1-$10,000	$0

VT GROWTH OPPORTUNITIES FUND CLASS IB	$0	$1-$10,000	$0

VT HIGH YIELD FUND CLASS IA	$0	$0	$10,001-$50,000

VT HIGH YIELD FUND CLASS IB	$0	$1-$10,000	$0

VT INCOME FUND CLASS IB	$0	$1-$10,000	$0

VT INTERNATIONAL EQUITY FUND CLASS IB	$0	$1-$10,000	$0

VT INTERNATIONAL GROWTH FUND CLASS IB	$0	$1-$10,000	$0

VT INTERNATIONAL VALUE FUND CLASS IB	$0	$1-$10,000	$0

VT INVESTORS FUND CLASS IB	$0	$1-$10,000	$0

VT MULTI-CAP GROWTH FUND CLASS IB	$0	$1-$10,000	$0

VT MULTI-CAP VALUE FUND CLASS IB	$0	$1-$10,000	$0

VT RESEARCH FUND CLASS IB	$0	$1-$10,000	$0

VT SMALL CAP VALUE FUND CLASS IB	$0	$1-$10,000	$0

VT VOYAGER FUND CLASS IB	$0	$1-$10,000	$0

* As reflected in the tables above, Trustees and officers own shares of the retail Putnam funds that are counterparts to Putnam Variable Trust’s various portfolios.

H-12

Appendix I — Trustee Compensation Table

The table below includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund for its most recent fiscal year ended prior to October 1, 2013 and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2012.

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Absolute Return 100 Fund		Putnam Absolute Return 300 Fund

Liaquat Ahamed/2012(3)(4)	295	N/A	1,042	N/A

Ravi Akhoury/2009	1,503	N/A	5,384	N/A

Barbara M. Baumann/2010(4)	1,476	N/A	5,286	N/A

Jameson A. Baxter/1994(4)(6)	2,232	551	8,008	2,022

Charles B. Curtis/2001	1,468	353	5,256	1,298

Robert J. Darretta/2007(4)	1,503	N/A	5,384	N/A

Katinka Domotorffy/2012(3)(4)	295	N/A	1,042	N/A

John A. Hill/1985(4)	1,476	952	5,286	3,497

Paul L. Joskow/1997(4)	1,468	376	5,286	1,381

Elizabeth T. Kennan/1992(5)	1,291	667	4,619	2,455

Kenneth R. Leibler/2006	1,626	N/A	5,823	N/A

Robert E. Patterson/1984	1,626	562	5,823	2,062

George Putnam, III/1984	1,503	562	5,384	2,062

W. Thomas Stephens/1997(7)	1,503	393	5,384	1,445

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Absolute Return 500 Fund		Putnam Absolute Return 700 Fund

Liaquat Ahamed/2012(3)(4)	863	N/A	817	N/A

Ravi Akhoury/2009	3,799	N/A	3,310	N/A

Barbara M. Baumann/2010(4)	3,724	N/A	3,245	N/A

Jameson A. Baxter/1994(4)(6)	5,590	1,273	4,866	1,103

Charles B. Curtis/2001	3,720	814	3,244	705

Robert J. Darretta/2007(4)	3,799	N/A	3,310	N/A

Katinka Domotorffy/2012(3)(4)	863	N/A	817	N/A

John A. Hill/1985(4)	3,724	2,203	3,245	1,908

Paul L. Joskow/1997(4)	3,720	871	3,244	754

Elizabeth T. Kennan/1992(5)	3,330	1,534	2,915	1,329

Kenneth R. Leibler/2006	4,111	N/A	3,584	N/A

Robert E. Patterson/1984	4,111	1,301	3,584	1,127

George Putnam, III/1984	3,799	1,306	3,310	1,131

W. Thomas Stephens/1997(7)	3,799	908	3,310	787

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam American Government Income Fund		Putnam AMT-Free Municipal Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	2,107	N/A

Ravi Akhoury/2009	3,583	N/A	2,171	N/A

Barbara M. Baumann/2010(4)	3,512	N/A	2,171	N/A

Jameson A. Baxter/1994(4)(6)	5,344	1,166	2,935	1,010

Charles B. Curtis/2001	3,510	748	2,171	624

Robert J. Darretta/2007(4)	3,583	N/A	2,171	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	2,241	N/A

John A. Hill/1985(4)	3,706	2,017	2,171	1,752

Paul L. Joskow/1997(4)	3,510	797	2,204	701

Elizabeth T. Kennan/1992(5)	2,405	1,415	1,847	1,137

Kenneth R. Leibler/2006	3,803	N/A	2,353	N/A

Robert E. Patterson/1984	3,803	1,190	2,353	1,054

George Putnam, III/1984	3,583	1,190	2,171	1,097

W. Thomas Stephens/1997(7)	3,583	833	2,171	708

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-1

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Arizona Tax Exempt Income Fund		Putnam Asia Pacific Equity Fund

Liaquat Ahamed/2012(3)(4)	205	N/A	27	N/A

Ravi Akhoury/2009	269	N/A	36	N/A

Barbara M. Baumann/2010(4)	283	N/A	36	N/A

Jameson A. Baxter/1994(4)(6)	422	130	53	16

Charles B. Curtis/2001	289	81	36	10

Robert J. Darretta/2007(4)	289	N/A	36	N/A

Katinka Domotorffy/2012(3)(4)	217	N/A	28	N/A

John A. Hill/1985(4)	283	225	36	28

Paul L. Joskow/1997(4)	289	90	36	11

Elizabeth T. Kennan/1992(5)	289	147	36	18

Kenneth R. Leibler/2006	313	N/A	39	N/A

Robert E. Patterson/1984	313	135	39	17

George Putnam, III/1984	289	140	36	17

W. Thomas Stephens/1997(7)	289	91	36	11

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam California Tax Exempt Income Fund		Putnam Capital Opportunities Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	1,147	N/A

Ravi Akhoury/2009	7,612	N/A	1,589	N/A

Barbara M. Baumann/2010(4)	7,457	N/A	1,558	N/A

Jameson A. Baxter/1994(4)(6)	11,365	2,457	2,308	709

Charles B. Curtis/2001	7,462	1,576	1,589	441

Robert J. Darretta/2007(4)	7,612	N/A	1,589	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	1,209	N/A

John A. Hill/1985(4)	7,875	4,250	1,558	1,229

Paul L. Joskow/1997(4)	7,462	1,679	1,589	491

Elizabeth T. Kennan/1992(5)	5,165	2,979	1,589	806

Kenneth R. Leibler/2006	8,080	N/A	1,720	N/A

Robert E. Patterson/1984	8,080	2,507	1,720	737

George Putnam, III/1984	7,612	2,509	1,589	762

W. Thomas Stephens/1997(7)	7,612	1,755	1,589	499

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Capital Spectrum Fund		Putnam Convertible Securities Fund

Liaquat Ahamed/2012(3)(4)	5,933	N/A	667	N/A

Ravi Akhoury/2009	7,500	N/A	2,943	N/A

Barbara M. Baumann/2010(4)	7,396	N/A	2,887	N/A

Jameson A. Baxter/1994(4)(6)	10,598	2,980	4,330	994

Charles B. Curtis/2001	7,500	1,848	2,884	636

Robert J. Darretta/2007(4)	7,500	N/A	2,943	N/A

Katinka Domotorffy/2012(3)(4)	6,238	N/A	667	N/A

John A. Hill/1985(4)	7,396	5,166	2,887	1,720

Paul L. Joskow/1997(4)	7,500	2,065	2,884	680

Elizabeth T. Kennan/1992(5)	7,500	3,374	2,585	1,199

Kenneth R. Leibler/2006	8,123	N/A	3,186	N/A

Robert E. Patterson/1984	8,123	3,101	3,186	1,016

George Putnam, III/1984	7,500	3,215	2,943	1,019

W. Thomas Stephens/1997(7)	7,500	2,093	2,943	709

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-2

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Diversified Income Trust		Putnam Dynamic Asset Allocation Balanced Fund

Liaquat Ahamed/2012(3)(4)	0	N/A	N/A	N/A

Ravi Akhoury/2009	17,383	N/A	5,961	N/A

Barbara M. Baumann/2010(4)	17,073	N/A	5,844	N/A

Jameson A. Baxter/1994(4)(6)	25,969	5,820	8,892	1,959

Charles B. Curtis/2001	17,036	3,742	5,844	1,257

Robert J. Darretta/2007(4)	17,383	N/A	5,961	N/A

Katinka Domotorffy/2012(3)(4)	0	N/A	N/A	N/A

John A. Hill/1985(4)	18,446	10,064	6,222	3,388

Paul L. Joskow/1997(4)	17,036	3,971	5,844	1,338

Elizabeth T. Kennan/1992(5)	11,158	7,096	4,036	2,378

Kenneth R. Leibler/2006	18,408	N/A	6,328	N/A

Robert E. Patterson/1984	18,408	5,929	6,328	1,998

George Putnam, III/1984	17,383	5,916	5,961	1,998

W. Thomas Stephens/1997(7)	17,383	4,163	5,961	1,400

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Dynamic Asset Allocation Conservative Fund		Putnam Dynamic Asset Allocation Equity Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	70	N/A

Ravi Akhoury/2009	2,500	N/A	96	N/A

Barbara M. Baumann/2010(4)	2,450	N/A	95	N/A

Jameson A. Baxter/1994(4)(6)	3,728	816	140	44

Charles B. Curtis/2001	2,450	524	96	27

Robert J. Darretta/2007(4)	2,500	N/A	96	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	74	N/A

John A. Hill/1985(4)	2,709	1,412	95	76

Paul L. Joskow/1997(4)	2,450	557	96	31

Elizabeth T. Kennan/1992(5)	1,690	990	96	50

Kenneth R. Leibler/2006	2,653	N/A	104	N/A

Robert E. Patterson/1984	2,653	833	104	46

George Putnam, III/1984	2,500	833	96	48

W. Thomas Stephens/1997(7)	2,500	583	96	31

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Dynamic Asset Allocation Growth Fund		Putnam Dynamic Risk Allocation Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	629	N/A

Ravi Akhoury/2009	7,242	N/A	812	N/A

Barbara M. Baumann/2010(4)	7,101	N/A	800	N/A

Jameson A. Baxter/1994(4)(6)	10,777	2,374	1,158	338

Charles B. Curtis/2001	7,099	1,523	812	209

Robert J. Darretta/2007(4)	7,242	N/A	812	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	663	N/A

John A. Hill/1985(4)	7,575	4,106	800	586

Paul L. Joskow/1997(4)	7,099	1,622	812	234

Elizabeth T. Kennan/1992(5)	4,941	2,880	879	N/A

Kenneth R. Leibler/2006	7,692	N/A	812	381

Robert E. Patterson/1984	7,692	2,422	879	352

George Putnam, III/1984	7,242	2,423	812	366

W. Thomas Stephens/1997(7)	7,242	1,696	812	237

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-3

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Emerging Markets Equity Fund		*Putnam Emerging Markets Income Fund

Liaquat Ahamed/2012(3)(4)	141	N/A	453	0

Ravi Akhoury/2009	145	N/A	453	0

Barbara M. Baumann/2010(4)	145	N/A	453	0

Jameson A. Baxter/1994(4)(6)	203	69	625	65

Charles B. Curtis/2001	145	42	453	41

Robert J. Darretta/2007(4)	145	N/A	453	0

Katinka Domotorffy/2012(3)(4)	150	N/A	453	0

John A. Hill/1985(4)	145	119	453	113

Paul L. Joskow/1997(4)	147	48	453	45

Elizabeth T. Kennan/1992(5)	123	77	453	75

Kenneth R. Leibler/2006	157	N/A	493	0

Robert E. Patterson/1984	157	72	493	67

George Putnam, III/1984	145	75	453	69

W. Thomas Stephens/1997(7)	145	48	453	46

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Equity Income Fund		Putnam Equity Spectrum Fund

Liaquat Ahamed/2012(3)(4)	3,992	N/A	N/A	N/A

Ravi Akhoury/2009	16,551	N/A	7,242	N/A

Barbara M. Baumann/2010(4)	16,220	N/A	7,101	N/A

Jameson A. Baxter/1994(4)(6)	23,934	6,476	10,777	2,374

Charles B. Curtis/2001	16,241	4,111	7,099	1,523

Robert J. Darretta/2007(4)	16,551	N/A	7,242	N/A

Katinka Domotorffy/2012(3)(4)	3,992	N/A	N/A	N/A

John A. Hill/1985(4)	16,220	11,209	7,575	4,106

Paul L. Joskow/1997(4)	16,241	4,444	7,099	1,622

Elizabeth T. Kennan/1992(5)	14,691	7,674	4,941	2,880

Kenneth R. Leibler/2006	17,921	N/A	7,692	N/A

Robert E. Patterson/1984	17,921	6,648	7,692	2,422

George Putnam, III/1984	16,551	6,724	7,242	2,423

W. Thomas Stephens/1997(7)	16,551	4,603	7,242	1,696

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Europe Equity Fund		Putnam Floating Rate Income Fund

Liaquat Ahamed/2012(3)(4)	496	N/A	1,173	N/A

Ravi Akhoury/2009	692	N/A	2,298	N/A

Barbara M. Baumann/2010(4)	678	N/A	2,256	N/A

Jameson A. Baxter/1994(4)(6)	931	314	3,344	1,025

Charles B. Curtis/2001	692	195	2,298	640

Robert J. Darretta/2007(4)	692	N/A	2,298	N/A

Katinka Domotorffy/2012(3)(4)	524	N/A	1,275	N/A

John A. Hill/1985(4)	678	544	2,256	1,777

Paul L. Joskow/1997(4)	692	218	2,298	709

Elizabeth T. Kennan/1992(5)	692	355	2,298	1,173

Kenneth R. Leibler/2006	749	N/A	2,487	N/A

Robert E. Patterson/1984	749	327	2,487	1,063

George Putnam, III/1984	692	340	2,298	1,094

W. Thomas Stephens/1997(7)	692	220	2,298	723

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-4

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

			The George Putnam Fund of Boston
	The Putnam Fund for Growth and Income		(d/b/a George Putnam Balanced Fund)

Liaquat Ahamed/2012(3)(4)	4,709	N/A	N/A	N/A

Ravi Akhoury/2009	20,576	N/A	N/A	N/A

Barbara M. Baumann/2010(4)	20,176	N/A	N/A	N/A

Jameson A. Baxter/1994(4)(6)	30,148	6,790	130	1,752

Charles B. Curtis/2001	20,169	4,341	81	1,132

Robert J. Darretta/2007(4)	20,576	N/A	N/A	N/A

Katinka Domotorffy/2012(3)(4)	4,709	N/A	N/A	N/A

John A. Hill/1985(4)	20,176	11,747	90	3,029

Paul L. Joskow/1997(4)	20,169	4,645	147	1,193

Elizabeth T. Kennan/1992(5)	18,137	8,172	N/A	2,157

Kenneth R. Leibler/2006	22,274	N/A	135	N/A

Robert E. Patterson/1984	22,274	6,942	140	1,780

George Putnam, III/1984	20,576	6,971	91	1,768

W. Thomas Stephens/1997(7)	20,576	4,843	N/A	1,256

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Global Consumer Fund		*Putnam Global Dividend Fund

Liaquat Ahamed/2012(3)(4)	60	N/A	453	N/A

Ravi Akhoury/2009	62	N/A	453	N/A

Barbara M. Baumann/2010(4)	62	N/A	453	N/A

Jameson A. Baxter/1994(4)(6)	87	27	625	65

Charles B. Curtis/2001	62	17	453	41

Robert J. Darretta/2007(4)	62	N/A	453	N/A

Katinka Domotorffy/2012(3)(4)	64	N/A	453	N/A

John A. Hill/1985(4)	62	47	453	113

Paul L. Joskow/1997(4)	63	19	453	45

Elizabeth T. Kennan/1992(5)	50	31	453	75

Kenneth R. Leibler/2006	67	N/A	493	N/A

Robert E. Patterson/1984	67	29	493	67

George Putnam, III/1984	62	30	453	69

W. Thomas Stephens/1997(7)	62	19	453	46

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Global Energy Fund		Putnam Global Equity Fund

Liaquat Ahamed/2012(3)(4)	79	N/A	816	N/A

Ravi Akhoury/2009	81	N/A	3,580	N/A

Barbara M. Baumann/2010(4)	81	N/A	3,511	N/A

Jameson A. Baxter/1994(4)(6)	114	38	5,252	1,196

Charles B. Curtis/2001	81	23	3,509	765

Robert J. Darretta/2007(4)	81	N/A	3,580	N/A

Katinka Domotorffy/2012(3)(4)	84	N/A	816	N/A

John A. Hill/1985(4)	81	65	3,511	2,069

Paul L. Joskow/1997(4)	82	26	3,509	818

Elizabeth T. Kennan/1992(5)	68	42	3,152	1,441

Kenneth R. Leibler/2006	88	N/A	3,875	N/A

Robert E. Patterson/1984	88	39	3,875	1,223

George Putnam, III/1984	81	41	3,580	1,227

W. Thomas Stephens/1997(7)	81	26	3,580	853

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-5

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Global Financials Fund		Putnam Global Health Care Fund

Liaquat Ahamed/2012(3)(4)	59	N/A	4,564	N/A

Ravi Akhoury/2009	61	N/A	4,700	N/A

Barbara M. Baumann/2010(4)	61	N/A	4,700	N/A

Jameson A. Baxter/1994(4)(6)	86	25	6,601	2,156

Charles B. Curtis/2001	61	16	4,700	1,330

Robert J. Darretta/2007(4)	61	N/A	4,700	N/A

Katinka Domotorffy/2012(3)(4)	63	N/A	4,847	N/A

John A. Hill/1985(4)	61	44	4,700	3,740

Paul L. Joskow/1997(4)	62	18	4,782	1,496

Elizabeth T. Kennan/1992(5)	49	28	3,899	2,419

Kenneth R. Leibler/2006	66	N/A	5,095	N/A

Robert E. Patterson/1984	66	27	5,095	2,252

George Putnam, III/1984	61	28	4,700	2,350

W. Thomas Stephens/1997(7)	61	18	4,700	1,511

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Global Income Trust		Putnam Global Industrials Fund

Liaquat Ahamed/2012(3)(4)	381	N/A	48	N/A

Ravi Akhoury/2009	1,663	N/A	50	N/A

Barbara M. Baumann/2010(4)	1,631	N/A	50	N/A

Jameson A. Baxter/1994(4)(6)	2,449	553	70	22

Charles B. Curtis/2001	1,629	354	50	14

Robert J. Darretta/2007(4)	1,663	N/A	50	N/A

Katinka Domotorffy/2012(3)(4)	381	N/A	51	N/A

John A. Hill/1985(4)	1,631	956	50	38

Paul L. Joskow/1997(4)	1,629	378	51	15

Elizabeth T. Kennan/1992(5)	1,458	666	41	25

Kenneth R. Leibler/2006	1,800	N/A	54	N/A

Robert E. Patterson/1984	1,800	565	54	23

George Putnam, III/1984	1,663	567	50	24

W. Thomas Stephens/1997(7)	1,663	394	50	15

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Global Natural Resources Fund		Putnam Global Sector Fund

Liaquat Ahamed/2012(3)(4)	1,285	N/A	N/A	N/A

Ravi Akhoury/2009	1,318	N/A	N/A	N/A

Barbara M. Baumann/2010(4)	1,318	N/A	N/A	N/A

Jameson A. Baxter/1994(4)(6)	1,847	648	N/A	N/A

Charles B. Curtis/2001	1,318	400	N/A	N/A

Robert J. Darretta/2007(4)	1,318	N/A	N/A	N/A

Katinka Domotorffy/2012(3)(4)	1,365	N/A	N/A	N/A

John A. Hill/1985(4)	1,318	1,123	N/A	N/A

Paul L. Joskow/1997(4)	1,338	450	N/A	N/A

Elizabeth T. Kennan/1992(5)	1,129	728	N/A	N/A

Kenneth R. Leibler/2006	1,430	N/A	N/A	N/A

Robert E. Patterson/1984	1,430	676	N/A	N/A

George Putnam, III/1984	1,318	704	N/A	N/A

W. Thomas Stephens/1997(7)	1,318	454	N/A	N/A

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-6

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Global Technology Fund		Putnam Global Telecommunications Fund

Liaquat Ahamed/2012(3)(4)	51	N/A	66	N/A

Ravi Akhoury/2009	53	N/A	68	N/A

Barbara M. Baumann/2010(4)	53	N/A	68	N/A

Jameson A. Baxter/1994(4)(6)	74	26	96	31

Charles B. Curtis/2001	53	16	68	19

Robert J. Darretta/2007(4)	53	N/A	68	N/A

Katinka Domotorffy/2012(3)(4)	54	N/A	71	N/A

John A. Hill/1985(4)	53	44	68	53

Paul L. Joskow/1997(4)	53	18	70	21

Elizabeth T. Kennan/1992(5)	44	29	56	34

Kenneth R. Leibler/2006	57	N/A	74	N/A

Robert E. Patterson/1984	57	27	74	32

George Putnam, III/1984	53	28	68	33

W. Thomas Stephens/1997(7)	53	18	68	21

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Global Utilities Fund		Putnam Growth Opportunities Fund

Liaquat Ahamed/2012(3)(4)	885	N/A	N/A	N/A

Ravi Akhoury/2009	910	N/A	1,545	N/A

Barbara M. Baumann/2010(4)	910	N/A	1,514	N/A

Jameson A. Baxter/1994(4)(6)	1,277	433	2,260	491

Charles B. Curtis/2001	910	267	1,515	317

Robert J. Darretta/2007(4)	910	N/A	1,545	N/A

Katinka Domotorffy/2012(3)(4)	940	N/A	N/A	N/A

John A. Hill/1985(4)	910	751	N/A	N/A

Paul L. Joskow/1997(4)	925	301	1,608	849

Elizabeth T. Kennan/1992(5)	764	487	1,515	334

Kenneth R. Leibler/2006	987	N/A	1,075	604

Robert E. Patterson/1984	987	452	1,642	N/A

George Putnam, III/1984	910	471	1,642	499

W. Thomas Stephens/1997(7)	910	304	1,545	496

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam High Yield Advantage Fund		Putnam High Yield Trust

Liaquat Ahamed/2012(3)(4)	1,022	N/A	N/A	N/A

Ravi Akhoury/2009	4,151	N/A	6,484	N/A

Barbara M. Baumann/2010(4)	4,067	N/A	6,354	N/A

Jameson A. Baxter/1994(4)(6)	6,034	1,664	9,669	2,078

Charles B. Curtis/2001	4,072	1,057	6,351	1,336

Robert J. Darretta/2007(4)	4,151	N/A	6,484	N/A

Katinka Domotorffy/2012(3)(4)	1,022	N/A	N/A	N/A

John A. Hill/1985(4)	4,067	2,880	N/A	N/A

Paul L. Joskow/1997(4)	4,072	1,141	6,736	3,593

Elizabeth T. Kennan/1992(5)	3,679	1,976	6,351	1,418

Kenneth R. Leibler/2006	4,494	N/A	4,507	2,533

Robert E. Patterson/1984	4,494	1,707	6,894	N/A

George Putnam, III/1984	4,151	1,725	6,894	2,117

W. Thomas Stephens/1997(7)	4,151	1,183	6,484	2,112

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-7

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Income Fund		*Putnam Intermediate-Term Municipal Income Fund

Liaquat Ahamed/2012(3)(4)	1,503	N/A	453	N/A

Ravi Akhoury/2009	6,407	N/A	453	N/A

Barbara M. Baumann/2010(4)	6,278	N/A	453	N/A

Jameson A. Baxter/1994(4)(6)	9,438	2,124	625	65

Charles B. Curtis/2001	6,279	1,358	453	41

Robert J. Darretta/2007(4)	6,407	N/A	453	N/A

Katinka Domotorffy/2012(3)(4)	1,503	N/A	453	N/A

John A. Hill/1985(4)	6,278	3,674	453	113

Paul L. Joskow/1997(4)	6,279	1,453	453	45

Elizabeth T. Kennan/1992(5)	5,639	2,558	453	75

Kenneth R. Leibler/2006	6,935	N/A	493	N/A

Robert E. Patterson/1984	6,935	2,171	493	67

George Putnam, III/1984	6,407	2,179	453	69

W. Thomas Stephens/1997(7)	6,407	1,515	453	46

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam International Capital Opportunities Fund		Putnam International Equity Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	3,117	N/A

Ravi Akhoury/2009	4,261	N/A	4,389	N/A

Barbara M. Baumann/2010(4)	4,183	N/A	4,302	N/A

Jameson A. Baxter/1994(4)(6)	6,343	1,436	5,907	1,992

Charles B. Curtis/2001	4,177	926	4,389	1,234

Robert J. Darretta/2007(4)	4,261	N/A	4,389	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	3,294	N/A

John A. Hill/1985(4)	4,522	2,484	4,302	3,454

Paul L. Joskow/1997(4)	4,177	979	4,389	1,381

Elizabeth T. Kennan/1992(5)	2,848	1,761	4,389	2,251

Kenneth R. Leibler/2006	4,521	N/A	4,751	N/A

Robert E. Patterson/1984	4,521	1,461	4,751	2,075

George Putnam, III/1984	4,261	1,454	4,389	2,154

W. Thomas Stephens/1997(7)	4,261	1,029	4,389	1,398

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam International Growth Fund		Putnam International Value Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	645	N/A

Ravi Akhoury/2009	1,546	N/A	905	N/A

Barbara M. Baumann/2010(4)	1,518	N/A	887	N/A

Jameson A. Baxter/1994(4)(6)	2,301	517	1,218	410

Charles B. Curtis/2001	1,515	332	905	254

Robert J. Darretta/2007(4)	1,546	N/A	905	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	681	N/A

John A. Hill/1985(4)	1,635	893	887	711

Paul L. Joskow/1997(4)	1,515	353	905	284

Elizabeth T. Kennan/1992(5)	N/A	628	905	464

Kenneth R. Leibler/2006	1,641	N/A	980	N/A

Robert E. Patterson/1984	1,641	527	980	427

George Putnam, III/1984	1,546	526	905	444

W. Thomas Stephens/1997(7)	1,546	369	905	288

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-8

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Investors Fund		*Putnam Low Volatility Equity Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	453	N/A

Ravi Akhoury/2009	6,249	N/A	453	N/A

Barbara M. Baumann/2010(4)	6,125	N/A	453	N/A

Jameson A. Baxter/1994(4)(6)	9,125	1,991	625	65

Charles B. Curtis/2001	6,126	1,285	453	41

Robert J. Darretta/2007(4)	6,249	N/A	453	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	453	N/A

John A. Hill/1985(4)	6,528	3,442	453	113

Paul L. Joskow/1997(4)	6,126	1,356	453	45

Elizabeth T. Kennan/1992(5)	4,313	1,825	453	75

Kenneth R. Leibler/2006	6,641	N/A	493	N/A

Robert E. Patterson/1984	6,641	2,023	493	67

George Putnam, III/1984	6,249	2,010	453	69

W. Thomas Stephens/1997(7)	6,249	1,427	453	46

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Massachusetts Tax Exempt Income Fund		Putnam Michigan Tax Exempt Income Fund

Liaquat Ahamed/2012(3)(4)	1,380	N/A	262	N/A

Ravi Akhoury/2009	1,890	N/A	369	N/A

Barbara M. Baumann/2010(4)	1,855	N/A	361	N/A

Jameson A. Baxter/1994(4)(6)	2,734	843	538	165

Charles B. Curtis/2001	1,890	523	369	103

Robert J. Darretta/2007(4)	1,890	N/A	369	N/A

Katinka Domotorffy/2012(3)(4)	1,461	N/A	277	N/A

John A. Hill/1985(4)	1,855	1,461	361	287

Paul L. Joskow/1997(4)	1,890	584	369	115

Elizabeth T. Kennan/1992(5)	1,890	955	369	187

Kenneth R. Leibler/2006	2,046	N/A	399	N/A

Robert E. Patterson/1984	2,046	877	399	172

George Putnam, III/1984	1,890	909	369	178

W. Thomas Stephens/1997(7)	1,890	592	369	116

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Minnesota Tax Exempt Income Fund		Putnam Money Market Fund

Liaquat Ahamed/2012(3)(4)	387	N/A	N/A	N/A

Ravi Akhoury/2009	537	N/A	8,211	N/A

Barbara M. Baumann/2010(4)	527	N/A	8,062	N/A

Jameson A. Baxter/1994(4)(6)	781	240	12,228	2,709

Charles B. Curtis/2001	537	149	8,041	1,741

Robert J. Darretta/2007(4)	537	N/A	8,211	N/A

Katinka Domotorffy/2012(3)(4)	409	N/A	N/A	N/A

John A. Hill/1985(4)	527	415	8,581	4,685

Paul L. Joskow/1997(4)	537	166	8,041	1,849

Elizabeth T. Kennan/1992(5)	537	271	5,311	3,298

Kenneth R. Leibler/2006	581	N/A	8,700	N/A

Robert E. Patterson/1984	581	249	8,700	2,761

George Putnam, III/1984	537	258	8,211	2,758

W. Thomas Stephens/1997(7)	537	168	8,211	1,937

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-9

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Money Market Liquidity Fund		Putnam Multi-Cap Core Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	34	N/A

Ravi Akhoury/2009	19,924	N/A	46	N/A

Barbara M. Baumann/2010(4)	19,483	N/A	45	N/A

Jameson A. Baxter/1994(4)(6)	30,193	6,567	66	19

Charles B. Curtis/2001	19,519	4,213	46	12

Robert J. Darretta/2007(4)	19,924	N/A	46	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	36	N/A

John A. Hill/1985(4)	20,707	11,358	45	34

Paul L. Joskow/1997(4)	19,519	4,486	46	13

Elizabeth T. Kennan/1992(5)	13,705	7,967	46	22

Kenneth R. Leibler/2006	21,164	N/A	50	N/A

Robert E. Patterson/1984	21,164	6,700	50	20

George Putnam, III/1984	19,924	6,701	46	21

W. Thomas Stephens/1997(7)	19,924	4,692	46	14

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Multi-Cap Growth Fund		Putnam Multi-Cap Value Fund

Liaquat Ahamed/2012(3)(4)	10,374	N/A	1,119	N/A

Ravi Akhoury/2009	14,598	N/A	1,684	N/A

Barbara M. Baumann/2010(4)	14,307	N/A	1,643	N/A

Jameson A. Baxter/1994(4)(6)	19,625	6,607	2,510	858

Charles B. Curtis/2001	14,598	4,094	1,684	535

Robert J. Darretta/2007(4)	14,598	N/A	1,684	N/A

Katinka Domotorffy/2012(3)(4)	10,949	N/A	1,171	N/A

John A. Hill/1985(4)	14,307	11,456	1,643	1,487

Paul L. Joskow/1997(4)	14,598	4,580	1,684	593

Elizabeth T. Kennan/1992(5)	14,598	7,467	1,684	980

Kenneth R. Leibler/2006	15,802	N/A	1,824	N/A

Robert E. Patterson/1984	15,802	6,882	1,824	890

George Putnam, III/1984	14,598	7,145	1,684	917

W. Thomas Stephens/1997(7)	14,598	4,639	1,684	604

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam New Jersey Tax Exempt Income Fund		Putnam New York Tax Exempt Income Fund

Liaquat Ahamed/2012(3)(4)	932	N/A	1,336	N/A

Ravi Akhoury/2009	1,298	N/A	5,640	N/A

Barbara M. Baumann/2010(4)	1,273	N/A	5,526	N/A

Jameson A. Baxter/1994(4)(6)	1,890	580	8,199	2,241

Charles B. Curtis/2001	1,298	360	5,530	1,424

Robert J. Darretta/2007(4)	1,298	N/A	5,640	N/A

Katinka Domotorffy/2012(3)(4)	986	N/A	1,336	N/A

John A. Hill/1985(4)	1,273	1,005	5,526	3,878

Paul L. Joskow/1997(4)	1,298	401	5,530	1,537

Elizabeth T. Kennan/1992(5)	1,298	657	4,977	2,660

Kenneth R. Leibler/2006	1,405	N/A	6,106	N/A

Robert E. Patterson/1984	1,405	603	6,106	2,299

George Putnam, III/1984	1,298	625	5,640	2,323

W. Thomas Stephens/1997(7)	1,298	407	5,640	1,593

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-10

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Ohio Tax Exempt Income Fund		Putnam Pennsylvania Tax Exempt Income Fund

Liaquat Ahamed/2012(3)(4)	521	N/A	805	N/A

Ravi Akhoury/2009	773	N/A	1,133	N/A

Barbara M. Baumann/2010(4)	719	N/A	1,110	N/A

Jameson A. Baxter/1994(4)(6)	1,070	327	1,655	510

Charles B. Curtis/2001	733	203	1,133	317

Robert J. Darretta/2007(4)	733	N/A	1,133	N/A

Katinka Domotorffy/2012(3)(4)	551	N/A	851	N/A

John A. Hill/1985(4)	719	566	1,110	884

Paul L. Joskow/1997(4)	733	226	1,133	353

Elizabeth T. Kennan/1992(5)	733	370	1,133	578

Kenneth R. Leibler/2006	794	N/A	1,226	N/A

Robert E. Patterson/1984	794	340	1,226	531

George Putnam, III/1984	733	352	1,133	550

W. Thomas Stephens/1997(7)	733	230	1,133	358

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Research Fund		Putnam RetirementReady 2055 Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	N/A	N/A

Ravi Akhoury/2009	979	N/A	0	N/A

Barbara M. Baumann/2010(4)	960	N/A	0	N/A

Jameson A. Baxter/1994(4)(6)	1,429	310	0	0

Charles B. Curtis/2001	959	200	0	0

Robert J. Darretta/2007(4)	979	N/A	0	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	N/A	N/A

John A. Hill/1985(4)	1,020	535	0	0

Paul L. Joskow/1997(4)	959	211	0	0

Elizabeth T. Kennan/1992(5)	678	381	0	0

Kenneth R. Leibler/2006	1,040	N/A	0	N/A

Robert E. Patterson/1984	1,040	315	0	0

George Putnam, III/1984	979	313	0	0

W. Thomas Stephens/1997(7)	979	222	0	0

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam RetirementReady 2050 Fund		Putnam RetirementReady 2045 Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	N/A	N/A

Ravi Akhoury/2009	0	N/A	0	N/A

Barbara M. Baumann/2010(4)	0	N/A	0	N/A

Jameson A. Baxter/1994(4)(6)	0	0	0	0

Charles B. Curtis/2001	0	0	0	0

Robert J. Darretta/2007(4)	0	N/A	0	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	N/A	N/A

John A. Hill/1985(4)	0	0	0	0

Paul L. Joskow/1997(4)	0	0	0	0

Elizabeth T. Kennan/1992(5)	0	0	0	0

Kenneth R. Leibler/2006	0	N/A	0	N/A

Robert E. Patterson/1984	0	0	0	0

George Putnam, III/1984	0	0	0	0

W. Thomas Stephens/1997(7)	0	0	0	0

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-11

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam RetirementReady 2040 Fund		Putnam RetirementReady 2035 Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	N/A	N/A

Ravi Akhoury/2009	0	N/A	0	N/A

Barbara M. Baumann/2010(4)	0	N/A	0	N/A

Jameson A. Baxter/1994(4)(6)	0	0	0	0

Charles B. Curtis/2001	0	0	0	0

Robert J. Darretta/2007(4)	0	N/A	0	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	N/A	N/A

John A. Hill/1985(4)	0	0	0	0

Paul L. Joskow/1997(4)	0	0	0	0

Elizabeth T. Kennan/1992(5)	0	0	0	0

Kenneth R. Leibler/2006	0	N/A	0	N/A

Robert E. Patterson/1984	0	0	0	0

George Putnam, III/1984	0	0	0	0

W. Thomas Stephens/1997(7)	0	0	0	0

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam RetirementReady 2030 Fund		Putnam RetirementReady 2025 Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	N/A	N/A

Ravi Akhoury/2009	0	N/A	0	N/A

Barbara M. Baumann/2010(4)	0	N/A	0	N/A

Jameson A. Baxter/1994(4)(6)	0	0	0	0

Charles B. Curtis/2001	0	0	0	0

Robert J. Darretta/2007(4)	0	N/A	0	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	N/A	N/A

John A. Hill/1985(4)	0	0	0	0

Paul L. Joskow/1997(4)	0	0	0	0

Elizabeth T. Kennan/1992(5)	0	0	0	0

Kenneth R. Leibler/2006	0	N/A	0	N/A

Robert E. Patterson/1984	0	0	0	0

George Putnam, III/1984	0	0	0	0

W. Thomas Stephens/1997(7)	0	0	0	0

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam RetirementReady 2020 Fund		Putnam RetirementReady 2015 Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	N/A	N/A

Ravi Akhoury/2009	0	N/A	0	N/A

Barbara M. Baumann/2010(4)	0	N/A	0	N/A

Jameson A. Baxter/1994(4)(6)	0	0	0	0

Charles B. Curtis/2001	0	0	0	0

Robert J. Darretta/2007(4)	0	N/A	0	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	N/A	N/A

John A. Hill/1985(4)	0	0	0	0

Paul L. Joskow/1997(4)	0	0	0	0

Elizabeth T. Kennan/1992(5)	0	0	0	0

Kenneth R. Leibler/2006	0	N/A	0	N/A

Robert E. Patterson/1984	0	0	0	0

George Putnam, III/1984	0	0	0	0

W. Thomas Stephens/1997(7)	0	0	0	0

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-12

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Retirement Income Fund Lifestyle 1		Putnam Retirement Income Fund Lifestyle 2

Liaquat Ahamed/2012(3)(4)	N/A	N/A	N/A	N/A

Ravi Akhoury/2009	0	N/A	27	N/A

Barbara M. Baumann/2010(4)	0	N/A	27	N/A

Jameson A. Baxter/1994(4)(6)	0	0	40	9

Charles B. Curtis/2001	0	0	27	6

Robert J. Darretta/2007(4)	0	N/A	27	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	N/A	N/A

John A. Hill/1985(4)	0	0	N/A	N/A

Paul L. Joskow/1997(4)	0	0	27	15

Elizabeth T. Kennan/1992(5)	0	0	27	6

Kenneth R. Leibler/2006	0	N/A	18	12

Robert E. Patterson/1984	0	0	29	N/A

George Putnam, III/1984	0	0	29	9

W. Thomas Stephens/1997(7)	0	0	27	9

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Retirement Income Fund Lifestyle 3		Putnam Short Duration Income Fund

Liaquat Ahamed/2012(3)(4)	32	N/A	2,695	N/A

Ravi Akhoury/2009	69	N/A	2,819	N/A

Barbara M. Baumann/2010(4)	67	N/A	2,819	N/A

Jameson A. Baxter/1994(4)(6)	100	30	3,657	856

Charles B. Curtis/2001	69	19	2,819	524

Robert J. Darretta/2007(4)	69	N/A	2,819	N/A

Katinka Domotorffy/2012(3)(4)	35	N/A	2,856	N/A

John A. Hill/1985(4)	67	53	2,819	1,486

Paul L. Joskow/1997(4)	69	21	2,894	597

Elizabeth T. Kennan/1992(5)	69	35	2,080	949

Kenneth R. Leibler/2006	74	N/A	3,051	N/A

Robert E. Patterson/1984	74	32	3,051	898

George Putnam, III/1984	69	32	2,819	945

W. Thomas Stephens/1997(7)	69	21	2,819	597

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	*Putnam Short Term Investment Fund		*Putnam Short-Term Municipal Income Fund

Liaquat Ahamed/2012(3)(4)	5,071	N/A	453	N/A

Ravi Akhoury/2009	5,270	N/A	453	N/A

Barbara M. Baumann/2010(4)	5,270	N/A	453	N/A

Jameson A. Baxter/1994(4)(6)	6,577	2,960	625	65

Charles B. Curtis/2001	5,270	1,785	453	41

Robert J. Darretta/2007(4)	5,270	N/A	453	N/A

Katinka Domotorffy/2012(3)(4)	5,270	N/A	453	N/A

John A. Hill/1985(4)	5,270	5,146	453	113

Paul L. Joskow/1997(4)	5,436	2,076	453	45

Elizabeth T. Kennan/1992(5)	3,649	3,197	453	75

Kenneth R. Leibler/2006	5,706	N/A	493	N/A

Robert E. Patterson/1984	5,706	3,136	493	67

George Putnam, III/1984	5,270	3,351	453	69

W. Thomas Stephens/1997(7)	5,270	2,050	453	46

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-13

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam Small Cap Growth Fund		Putnam Small Cap Value Fund

Liaquat Ahamed/2012(3)(4)	375	N/A	335	N/A

Ravi Akhoury/2009	525	N/A	728	N/A

Barbara M. Baumann/2010(4)	515	N/A	713	N/A

Jameson A. Baxter/1994(4)(6)	706	238	1,059	321

Charles B. Curtis/2001	525	147	728	201

Robert J. Darretta/2007(4)	525	N/A	728	N/A

Katinka Domotorffy/2012(3)(4)	395	N/A	362	N/A

John A. Hill/1985(4)	515	413	713	557

Paul L. Joskow/1997(4)	525	165	728	222

Elizabeth T. Kennan/1992(5)	525	269	728	368

Kenneth R. Leibler/2006	569	N/A	788	N/A

Robert E. Patterson/1984	569	248	788	333

George Putnam, III/1984	525	257	728	343

W. Thomas Stephens/1997(7)	525	167	728	227

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	*Putnam Strategic Volatility Equity Fund		Putnam Tax Exempt Income Fund

Liaquat Ahamed/2012(3)(4)	453	N/A	N/A	N/A

Ravi Akhoury/2009	453	N/A	5,566	N/A

Barbara M. Baumann/2010(4)	453	N/A	5,453	N/A

Jameson A. Baxter/1994(4)(6)	625	65	8,308	1,798

Charles B. Curtis/2001	453	41	5,457	1,153

Robert J. Darretta/2007(4)	453	N/A	5,566	N/A

Katinka Domotorffy/2012(3)(4)	453	N/A	N/A	N/A

John A. Hill/1985(4)	453	113	5,757	3,110

Paul L. Joskow/1997(4)	453	45	5,457	1,228

Elizabeth T. Kennan/1992(5)	453	75	3,777	2,180

Kenneth R. Leibler/2006	493	N/A	5,909	N/A

Robert E. Patterson/1984	493	67	5,909	1,834

George Putnam, III/1984	453	69	5,566	1,835

W. Thomas Stephens/1997(7)	453	46	5,566	1,284

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam Tax Exempt Money Market Fund		Putnam Tax-Free High Yield Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	4,944	N/A

Ravi Akhoury/2009	242	N/A	5,086	N/A

Barbara M. Baumann/2010(4)	238	N/A	5,086	N/A

Jameson A. Baxter/1994(4)(6)	361	80	6,896	2,427

Charles B. Curtis/2001	237	52	5,086	1,502

Robert J. Darretta/2007(4)	242	N/A	5,086	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	5,259	N/A

John A. Hill/1985(4)	252	139	5,086	4,209

Paul L. Joskow/1997(4)	237	55	5,161	1,684

Elizabeth T. Kennan/1992(5)	159	98	4,358	2,736

Kenneth R. Leibler/2006	257	N/A	5,515	N/A

Robert E. Patterson/1984	257	82	5,515	2,530

George Putnam, III/1984	242	82	5,086	2,631

W. Thomas Stephens/1997(7)	242	57	5,086	1,703

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-14

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam U.S. Government Income Trust		Putnam Voyager Fund

Liaquat Ahamed/2012(3)(4)	N/A	N/A	N/A	N/A

Ravi Akhoury/2009	7,589	N/A	8,211	N/A

Barbara M. Baumann/2010(4)	7,437	N/A	8,062	N/A

Jameson A. Baxter/1994(4)(6)	11,330	2,469	12,228	2,709

Charles B. Curtis/2001	7,437	1,585	8,041	1,741

Robert J. Darretta/2007(4)	7,589	N/A	8,211	N/A

Katinka Domotorffy/2012(3)(4)	N/A	N/A	N/A	N/A

John A. Hill/1985(4)	7,854	4,271	8,581	4,685

Paul L. Joskow/1997(4)	7,437	1,687	8,041	1,849

Elizabeth T. Kennan/1992(5)	5,102	2,997	5,311	3,298

Kenneth R. Leibler/2006	8,053	N/A	8,700	N/A

Robert E. Patterson/1984	8,053	2,519	8,700	2,761

George Putnam, III/1984	7,589	2,519	8,211	2,758

W. Thomas Stephens/1997(7)	7,589	1,764	8,211	1,937

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam VT Absolute Return 500 Fund		Putnam VT American Government Income Fund

Liaquat Ahamed/2012(3)(4)	18	N/A	127	N/A

Ravi Akhoury/2009	89	N/A	746	N/A

Barbara M. Baumann/2010(4)	77	N/A	659	N/A

Jameson A. Baxter/1994(4)(6)	114	34	968	253

Charles B. Curtis/2001	88	22	733	158

Robert J. Darretta/2007(4)	67	N/A	596	N/A

Katinka Domotorffy/2012(3)(4)	38	N/A	255	N/A

John A. Hill/1985(4)	88	60	734	437

Paul L. Joskow/1997(4)	83	24	695	174

Elizabeth T. Kennan/1992(5)	82	20	667	291

Kenneth R. Leibler/2006	97	N/A	806	N/A

Robert E. Patterson/1984	97	35	806	261

George Putnam, III/1984	89	35	746	267

W. Thomas Stephens/1997(7)	89	25	746	178

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam VT Capital Opportunities Fund		Putnam VT Diversified Income Fund

Liaquat Ahamed/2012(3)(4)	34	N/A	473	N/A

Ravi Akhoury/2009	191	N/A	2,665	N/A

Barbara M. Baumann/2010(4)	169	N/A	2,337	N/A

Jameson A. Baxter/1994(4)(6)	248	66	3,452	911

Charles B. Curtis/2001	188	41	2,623	571

Robert J. Darretta/2007(4)	152	N/A	2,093	N/A

Katinka Domotorffy/2012(3)(4)	67	N/A	963	N/A

John A. Hill/1985(4)	188	114	2,623	1,578

Paul L. Joskow/1997(4)	179	45	2,480	628

Elizabeth T. Kennan/1992(5)	173	76	2,416	1,050

Kenneth R. Leibler/2006	207	N/A	2,879	N/A

Robert E. Patterson/1984	207	68	2,879	942

George Putnam, III/1984	191	70	2,665	964

W. Thomas Stephens/1997(7)	191	46	2,665	644

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-15

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam VT Equity Income Fund		Putnam VT George Putnam Balanced Fund

Liaquat Ahamed/2012(3)(4)	400	N/A	188	N/A

Ravi Akhoury/2009	2,203	N/A	1,058	N/A

Barbara M. Baumann/2010(4)	1,926	N/A	930	N/A

Jameson A. Baxter/1994(4)(6)	2,826	757	1,368	363

Charles B. Curtis/2001	2,169	475	1,041	228

Robert J. Darretta/2007(4)	1,714	N/A	835	N/A

Katinka Domotorffy/2012(3)(4)	818	N/A	379	N/A

John A. Hill/1985(4)	2,170	1,311	1,042	629

Paul L. Joskow/1997(4)	2,047	522	986	250

Elizabeth T. Kennan/1992(5)	1,999	873	957	419

Kenneth R. Leibler/2006	2,381	N/A	1,144	N/A

Robert E. Patterson/1984	2,381	783	1,144	375

George Putnam, III/1984	2,203	801	1,058	384

W. Thomas Stephens/1997(7)	2,203	535	1,058	257

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam VT Global Asset Allocation Fund		Putnam VT Global Equity Fund

Liaquat Ahamed/2012(3)(4)	224	N/A	208	N/A

Ravi Akhoury/2009	1,253	N/A	1,169	N/A

Barbara M. Baumann/2010(4)	1,100	N/A	1,025	N/A

Jameson A. Baxter/1994(4)(6)	1,617	431	1,503	400

Charles B. Curtis/2001	1,233	270	1,150	251

Robert J. Darretta/2007(4)	986	N/A	917	N/A

Katinka Domotorffy/2012(3)(4)	452	N/A	424	N/A

John A. Hill/1985(4)	1,234	746	1,151	693

Paul L. Joskow/1997(4)	1,167	297	1,087	276

Elizabeth T. Kennan/1992(5)	1,134	496	1,059	462

Kenneth R. Leibler/2006	1,354	N/A	1,263	N/A

Robert E. Patterson/1984	1,354	445	1,263	414

George Putnam, III/1984	1,253	456	1,169	424

W. Thomas Stephens/1997(7)	1,253	304	1,169	283

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam VT Global Health Care Fund		Putnam VT Global Utilities Fund

Liaquat Ahamed/2012(3)(4)	116	N/A	118	N/A

Ravi Akhoury/2009	622	N/A	683	N/A

Barbara M. Baumann/2010(4)	542	N/A	603	N/A

Jameson A. Baxter/1994(4)(6)	798	216	884	233

Charles B. Curtis/2001	612	135	671	146

Robert J. Darretta/2007(4)	482	N/A	546	N/A

Katinka Domotorffy/2012(3)(4)	236	N/A	235	N/A

John A. Hill/1985(4)	612	374	672	403

Paul L. Joskow/1997(4)	577	149	637	160

Elizabeth T. Kennan/1992(5)	565	249	614	268

Kenneth R. Leibler/2006	672	N/A	737	N/A

Robert E. Patterson/1984	672	223	737	240

George Putnam, III/1984	622	228	683	246

W. Thomas Stephens/1997(7)	622	152	683	164

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-16

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam VT Growth and Income Fund		Putnam VT Growth Opportunities Fund

Liaquat Ahamed/2012(3)(4)	1,235	N/A	28	N/A

Ravi Akhoury/2009	6,924	N/A	151	N/A

Barbara M. Baumann/2010(4)	6,085	N/A	132	N/A

Jameson A. Baxter/1994(4)(6)	8,925	2,378	195	52

Charles B. Curtis/2001	6,815	1,492	149	33

Robert J. Darretta/2007(4)	5,457	N/A	118	N/A

Katinka Domotorffy/2012(3)(4)	2,491	N/A	55	N/A

John A. Hill/1985(4)	6,818	4,119	148	91

Paul L. Joskow/1997(4)	6,448	1,640	140	36

Elizabeth T. Kennan/1992(5)	6,271	2,742	137	60

Kenneth R. Leibler/2006	7,482	N/A	163	N/A

Robert E. Patterson/1984	7,482	2,458	163	54

George Putnam, III/1984	6,924	2,517	151	55

W. Thomas Stephens/1997(7)	6,924	1,680	151	37

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam VT High Yield Fund		Putnam VT Income Fund

Liaquat Ahamed/2012(3)(4)	421	N/A	407	N/A

Ravi Akhoury/2009	2,335	N/A	2,302	N/A

Barbara M. Baumann/2010(4)	2,044	N/A	2,019	N/A

Jameson A. Baxter/1994(4)(6)	3,011	802	2,978	785

Charles B. Curtis/2001	2,299	503	2,265	493

Robert J. Darretta/2007(4)	1,825	N/A	1,807	N/A

Katinka Domotorffy/2012(3)(4)	858	N/A	831	N/A

John A. Hill/1985(4)	2,299	1,388	2,266	1,360

Paul L. Joskow/1997(4)	2,171	553	2,142	542

Elizabeth T. Kennan/1992(5)	2,119	924	2,080	905

Kenneth R. Leibler/2006	2,523	N/A	2,487	N/A

Robert E. Patterson/1984	2,523	828	2,487	812

George Putnam, III/1984	2,335	848	2,302	831

W. Thomas Stephens/1997(7)	2,335	566	2,302	555

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam VT International Equity Fund		Putnam VT International Growth Fund

Liaquat Ahamed/2012(3)(4)	435	N/A	58	N/A

Ravi Akhoury/2009	2,464	N/A	331	N/A

Barbara M. Baumann/2010(4)	2,165	N/A	291	N/A

Jameson A. Baxter/1994(4)(6)	3,167	843	426	113

Charles B. Curtis/2001	2,425	529	326	71

Robert J. Darretta/2007(4)	1,940	N/A	261	N/A

Katinka Domotorffy/2012(3)(4)	885	N/A	118	N/A

John A. Hill/1985(4)	2,428	1,460	326	195

Paul L. Joskow/1997(4)	2,294	581	308	78

Elizabeth T. Kennan/1992(5)	2,230	972	299	130

Kenneth R. Leibler/2006	2,663	N/A	358	N/A

Robert E. Patterson/1984	2,663	871	358	116

George Putnam, III/1984	2,464	892	331	119

W. Thomas Stephens/1997(7)	2,464	595	331	80

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-17

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam VT International Value Fund		Putnam VT Investors Fund

Liaquat Ahamed/2012(3)(4)	114	N/A	243	N/A

Ravi Akhoury/2009	649	N/A	1,372	N/A

Barbara M. Baumann/2010(4)	571	N/A	1,210	N/A

Jameson A. Baxter/1994(4)(6)	834	221	1,772	472

Charles B. Curtis/2001	639	139	1,350	296

Robert J. Darretta/2007(4)	511	N/A	1,089	N/A

Katinka Domotorffy/2012(3)(4)	232	N/A	485	N/A

John A. Hill/1985(4)	640	383	1,351	817

Paul L. Joskow/1997(4)	604	153	18,279	325

Elizabeth T. Kennan/1992(5)	587	255	1,239	544

Kenneth R. Leibler/2006	702	N/A	1,483	N/A

Robert E. Patterson/1984	702	229	1,483	488

George Putnam, III/1984	649	234	1,372	499

W. Thomas Stephens/1997(7)	649	156	1,372	333

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam VT Money Market Fund		Putnam VT Multi-Cap Growth Fund

Liaquat Ahamed/2012(3)(4)	230	N/A	699	N/A

Ravi Akhoury/2009	1,378	N/A	3,940	N/A

Barbara M. Baumann/2010(4)	1,219	N/A	3,464	N/A

Jameson A. Baxter/1994(4)(6)	1,788	463	5,089	1,352

Charles B. Curtis/2001	1,354	291	3,879	848

Robert J. Darretta/2007(4)	1,104	N/A	3,108	N/A

Katinka Domotorffy/2012(3)(4)	465	N/A	1,411	N/A

John A. Hill/1985(4)	1,357	802	3,880	2,341

Paul L. Joskow/1997(4)	1,285	319	3,671	932

Elizabeth T. Kennan/1992(5)	1,233	534	3,574	1,558

Kenneth R. Leibler/2006	1,489	N/A	4,258	N/A

Robert E. Patterson/1984	1,489	479	4,258	1,397

George Putnam, III/1984	1,378	490	3,940	1,431

W. Thomas Stephens/1997(7)	1,378	327	3,940	955

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	Putnam VT Multi-Cap Value Fund		Putnam VT Research Fund

Liaquat Ahamed/2012(3)(4)	36	N/A	58	N/A

Ravi Akhoury/2009	205	N/A	327	N/A

Barbara M. Baumann/2010(4)	180	N/A	288	N/A

Jameson A. Baxter/1994(4)(6)	264	70	422	113

Charles B. Curtis/2001	202	44	322	71

Robert J. Darretta/2007(4)	161	N/A	258	N/A

Katinka Domotorffy/2012(3)(4)	73	N/A	117	N/A

John A. Hill/1985(4)	202	121	322	195

Paul L. Joskow/1997(4)	191	48	305	78

Elizabeth T. Kennan/1992(5)	185	80	296	130

Kenneth R. Leibler/2006	221	N/A	353	N/A

Robert E. Patterson/1984	221	72	353	116

George Putnam, III/1984	205	74	327	119

W. Thomas Stephens/1997(7)	205	49	327	80

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

I-18

		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees/Year	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)

	Putnam VT Small Cap Value Fund		Putnam VT Voyager Fund

Liaquat Ahamed/2012(3)(4)	229	N/A	832	N/A

Ravi Akhoury/2009	1,331	N/A	4,738	N/A

Barbara M. Baumann/2010(4)	1,169	N/A	4,181	N/A

Jameson A. Baxter/1994(4)(6)	1,715	450	6,127	1,626

Charles B. Curtis/2001	1,310	282	4,665	1,020

Robert J. Darretta/2007(4)	1,048	N/A	3,766	N/A

Katinka Domotorffy/2012(3)(4)	471	N/A	1,664	N/A

John A. Hill/1985(4)	1,311	779	4,667	2,817

Paul L. Joskow/1997(4)	1,239	310	4,422	1,122

Elizabeth T. Kennan/1992(5)	1,203	518	4,295	1,875

Kenneth R. Leibler/2006	1,438	N/A	5,121	N/A

Robert E. Patterson/1984	1,438	465	5,121	1,681

George Putnam, III/1984	1,331	476	4,738	1,721

W. Thomas Stephens/1997(7)	1,331	318	4,738	1,149

Robert L. Reynolds/2008(8)	N/A	N/A	N/A	N/A

	For All Funds

	Estimated annual benefits
	from all Putnam funds upon	Total compensation from all
Trustees/Year	retirement ($) (1)	Putnam Funds ($) (2)

Liaquat Ahamed/2012(3)(4)	N/A	94,288

Ravi Akhoury/2009	N/A	303,000

Barbara M. Baumann/2010(4)	N/A	297,000

Jameson A. Baxter/1994(4)(6)	110,500	442,063

Charles B. Curtis/2001	113,900	303,000

Robert J. Darretta/2007(4)	N/A	303,000

Katinka Domotorffy /2012(3)(4)	N/A	106,288

John A. Hill/1985(4)	161,700	297,000

Paul L. Joskow/1997(4)	113,400	303,000

Elizabeth T. Kennan/1992(5)	108,000	303,000

Kenneth R. Leibler/2006	N/A	328,000

Robert E. Patterson/1984	106,500	328,000

George Putnam, III/1984	130,300	303,000

W. Thomas Stephens/1997(7)	107,100	303,000

Robert L. Reynolds/2008(8)	N/A	N/A

* Since these funds have not yet completed their first full fiscal year of operation, these amounts represent estimated annual fees based on the fees paid for a partial fiscal year.

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2012, there were 109 funds in the Putnam family.

(3) Mr. Ahamed and Ms. Domotorffy were appointed to the Board of Trustees of the Putnam funds effective September 13, 2012.

I-19

(4) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year ended prior to October 1, 2013, the total amounts of deferred compensation payable each fund listed below, including income earned on such amounts, to these Trustees were (in dollars):

		Ms.			Ms.
Fund	Mr. Ahamed	Baumann	Ms. Baxter	Mr. Darretta	Domotorffy	Mr. Hill	Dr. Joskow

Putnam Absolute Return 100 Fund	55	210	1,232	449	0	3,521	981

Putnam Absolute Return 300 Fund	196	755	4,432	1,614	0	12,667	3,530

Putnam Absolute Return 500 Fund	118	453	2,657	968	0	7,593	2,116

Putnam Absolute Return 700 Fund	102	394	2,313	843	0	6,612	1,842

Putnam American Government Income Fund	0	2,731	17,185	5,604	0	49,079	13,386

Putnam AMT-Free Municipal Fund	1,784	2,425	10,696	5,063	308	28,593	8,334

Putnam Arizona Tax Exempt Income Fund	483	790	3,755	1,656	68	10,306	2,960

Putnam Asia Pacific Equity Fund	6	10	49	22	1	134	39

Putnam California Tax Exempt Income Fund	0	4,547	28,604	9,327	0	81,691	22,281

Putnam Capital Opportunities Fund	1,149	1,879	8,931	3,941	161	24,490	7,040

Putnam Capital Spectrum Fund	660	1,078	5,126	2,262	92	14,056	4,040

Putnam Convertible Securities Fund	690	2,653	15,575	5,673	0	44,514	12,403

Putnam Diversified Income Trust	0	7,576	47,665	15,542	0	136,126	37,128

Putnam Dynamic Asset Allocation Balanced Fund	0	3,132	19,703	6,425	0	56,270	15,348

Putnam Dynamic Asset Allocation Conservative Fund	0	1,345	8,465	2,760	0	24,175	6,594

Putnam Dynamic Asset Allocation Equity Fund	20	33	159	70	3	437	126

Putnam Dynamic Asset Allocation Growth Fund	0	3,046	19,163	6,248	0	54,727	14,927

Putnam Dynamic Risk Allocation Fund	54	88	416	184	7	1,142	328

Putnam Emerging Markets Equity Fund	0	32	202	66	0	575	157

Putnam Emerging Markets Income Fund	0	0	0	0	0	0	0

Putnam Equity Income Fund	1,942	7,471	43,877	15,975	0	125,503	34,944

Putnam Equity Spectrum Fund	303	495	2,355	1,039	42	6,457	1,856

Putnam Europe Equity Fund	2,024	3,303	15,729	6,931	282	43,225	12,412

Putnam Floating Rate Income Fund	392	866	4,456	1,827	33	12,534	3,556

The Putnam Fund for Growth and Income	7,624	29,335	172,197	62,722	0	492,132	137,127

The George Putnam Fund of Boston	0	6,843	14,038	14,038	0	122,556	33,450
(d/b/a George Putnam Balanced Fund)

Putnam Global Consumer Fund	20	27	121	57	3	321	93

Putnam Global Dividend Fund	0	0	0	0	0	0	0

Putnam Global Energy Fund	24	32	142	67	4	377	110

Putnam Global Equity Fund	1,933	7,437	43,656	15,901	0	124,768	34,765

Putnam Global Financials Fund	17	23	101	47	3	267	78

Putnam Global Health Care Fund	6,934	9,424	41,871	19,679	1,196	111,283	32,408

Putnam Global Income Trust	364	1,402	8,228	2,997	0	23,514	6,552

Putnam Global Industrials Fund	18	24	108	51	3	287	84

Putnam Global Natural Resources Fund	1,132	1,539	6,836	3,213	195	18,168	5,291

Putnam Global Sector Fund	0	0	0	0	0	0	0

Putnam Global Technology Fund	17	24	106	50	3	281	82

Putnam Global Telecommunications Fund	17	24	105	49	3	280	81

Putnam Global Utilities Fund	2,808	3,816	16,954	7,968	484	45,059	13,122

Putnam Growth Opportunities Fund	0	2,667	16,755	5,471	3,091	47,762	13,036

Putnam High Yield Advantage Fund	948	3,647	21,416	7,797	0	61,257	17,056

Putnam High Yield Trust	0	5,810	36,515	11,919	0	104,174	28,414

Putnam Income Fund	1,215	4,677	27,453	9,999	0	78,458	21,861

Putnam Intermediate-Term Municipal Income Fund	0	0	0	0	0	0	0

Putnam International Capital Opportunities Fund	0	1,886	11,854	3,869	0	33,817	9,224

Putnam International Equity Fund	6,939	11,328	53,937	23,765	969	148,220	42,563

Putnam International Growth Fund	0	2,960	18,623	6,072	0	53,185	14,506

Putnam International Value Fund	1,356	2,214	10,540	4,644	189	28,965	8,317

Putnam Investors Fund	0	9,620	60,441	19,736	0	172,297	47,026

Putnam Low Volatility Equity Fund	0	0	0	0	0	0	0

I-20

		Ms.			Ms.
Fund	Mr. Ahamed	Baumann	Ms. Baxter	Mr. Darretta	Domotorffy	Mr. Hill	Dr. Joskow

Putnam Massachusetts Tax Exempt Fund	741	1,211	5,758	2,540	104	15,805	4,539

Putnam Michigan Tax Exempt Income Fund	496	810	3,853	1,700	69	10,575	3,037

Putnam Minnesota Tax Exempt Income Fund	511	835	3,971	1,752	71	10,898	3,130

Putnam Money Market Fund	0	491	3,091	1,008	0	8,828	2,408

Putnam Money Market Liquidity Fund	0	2,138	13,452	4,386	0	38,416	10,478

Putnam Multi-Cap Core Fund	5	8	40	18	1	109	31

Putnam Multi-Cap Growth Fund	5	8	40	18	1	109	31

Putnam Multi-Cap Value Fund	1,025	1,676	7,966	3,515	143	21,842	6,279

Putnam New Jersey Tax Exempt Income Fund	642	1,050	4,995	2,203	90	13,709	3,937

Putnam New York Tax Exempt Income Fund	960	3,694	21,691	7,897	0	62,045	17,275

Putnam Ohio Tax Exempt Income Fund	558	913	4,341	1,915	78	11,914	3,422

Putnam Pennsylvania Tax Exempt Income Fund	613	1,001	4,763	2,101	86	13,073	3,755

Putnam Research Fund	0	1,237	7,774	2,538	0	22,160	6,048

Putnam RetirementReady 2055 Fund	0	0	0	0	0	0	0

Putnam RetirementReady 2050 Fund	0	0	0	0	0	0	0

Putnam RetirementReady 2045 Fund	0	0	0	0	0	0	0

Putnam RetirementReady 2040 Fund	0	0	0	0	0	0	0

Putnam RetirementReady 2035 Fund	0	0	0	0	0	0	0

Putnam RetirementReady 2030 Fund	0	0	0	0	0	0	0

Putnam RetirementReady 2025 Fund	0	0	0	0	0	0	0

Putnam RetirementReady 2020 Fund	0	0	0	0	0	0	0

Putnam RetirementReady 2015 Fund	0	0	0	0	0	0	0

Putnam Retirement Income Fund Lifestyle 1	0	0	0	0	0	0	0

Putnam Retirement Income Fund Lifestyle 2	0	1	3	1	0	9	3

Putnam Retirement Income Fund Lifestyle 3	158	348	1,790	734	13	5,036	1,429

Putnam Short Duration Income Fund	294	1,765	400	836	51	4,718	1,375

Putnam Short Term Investment Fund	0	0	0	0	0	0	0

Putnam Short-Term Municipal Income Fund	0	0	0	0	0	0	0

Putnam Small Cap Growth Fund	517	843	4,015	18	72	11,034	3,168

Putnam Small Cap Value Fund	390	1,304	6,707	2,749	50	16,866	5,363

Putnam Strategic Volatility Equity Fund	0	0	0	0	0	0	0

Putnam Tax Exempt Income Fund	0	4,057	25,527	8,324	0	72,903	19,884

Putnam Tax Exempt Money Market Fund	0	491	3,091	1,008	0	8,828	2,408

Putnam Tax-Free High Yield Fund	5,833	7,928	34,970	16,555	1,006	93,484	27,248

Putnam U.S. Government Income Trust	0	5,358	33,711	10,992	0	96,276	26,259

Putnam Voyager Fund	25,059	34,056	150,226	71,116	4,321	401,594	117,054

Putnam VT Absolute Return 500 Fund	1	5	30	11	0	87	24

Putnam VT American Government Income Fund	182	702	4,078	1,493	0	11,692	3,268

Putnam VT Capital Opportunities Fund	87	334	1,942	711	0	5,569	1,557

Putnam VT Diversified Income Fund	290	1,119	6,500	2,379	0	18,637	5,209

Putnam VT Equity Income Fund	374	1,444	8,387	3,070	0	24,047	6,721

Putnam VT George Putnam Balanced Fund	250	967	5,614	2,055	0	16,095	4,499

Putnam VT Global Asset Allocation Fund	407	1,573	9,133	3,343	0	26,186	7,319

Putnam VT Global Equity Fund	7	28	163	60	0	467	130

Putnam VT Global Health Care Fund	181	699	4,058	1,485	0	11,635	3,252

Putnam VT Global Utilities Fund	439	1,696	9,851	3,606	0	28,243	7,894

Putnam VT Growth and Income Fund	2,053	7,927	46,037	16,851	0	131,995	36,894

Putnam VT Growth Opportunities Fund	139	536	3,116	1,140	0	8,933	2,497

Putnam VT High Yield Fund	559	2,157	12,527	4,585	0	35,917	10,039

Putnam VT Income Fund	576	2,222	12,905	4,724	0	36,999	10,342

Putnam VT International Equity Fund	361	1,393	8,090	2,961	0	23,196	6,483

Putnam VT International Growth Fund	180	696	4,041	1,479	0	11,585	3,238

Putnam VT International Value Fund	201	778	4,516	1,653	0	12,948	3,619

Putnam VT Investors Fund	357	1,379	8,010	2,932	0	22,965	6,419

I-21

Putnam VT Money Market Fund	244	942	5,473	2,004	0	15,693	4,386

Putnam VT Multi-Cap Growth Fund	1,573	6,074	35,277	12,913	0	101,143	28,271

Putnam VT Multi-Cap Value Fund	100	387	2,247	823	0	6,443	1,801

Putnam VT Research Fund	169	654	3,797	1,390	0	10,887	3,043

Putnam VT Small Cap Value Fund	245	945	5,489	2,009	0	15,737	4,399

Putnam VT Voyager Fund	1,611	6,218	36,113	13,219	0	103,541	28,941

(5) Dr. Kennan retired from the Board of Trustees of the Putnam funds on June 30, 2010. Upon her retirement in 2010, Dr. Kennan became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2011. Dr. Kennan was re-appointed to the Board of Trustees of the Putnam funds effective January 1, 2012, and in connection with her re-appointment, Dr. Kennan agreed to suspend the balance of her retirement benefit payments for the duration of her service as a Trustee, which concluded with her retirement on June 30, 2013.

(6) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(7) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was reappointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(8) Mr. Reynolds is an “interested person” of the fund and Putnam Management.Appendix J — Other Similar Funds Advised by Putnam Management

The following table contains certain information regarding funds for which Putnam Management provides investment advisory services and that may have similar investment objective and policies to your fund.

Appendix J — Other Similar Funds Advised by Putnam Management

The following table contains certain information regarding funds for which Putnam Management provides investment advisory services and that may have similar investment objective and policies to your fund.

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM	$276,839,232	of Average Net Assets	0.40%	$493,980	Yes	To earn a positive total return
ABSOLUTE						that exceeds the rate of inflation
RETURN 100 FUND						by 1% over a reasonable
						period of time, regardless of
						market conditions.

PUTNAM	$959,104,124	of Average Net Assets	0.60%	$4,354,861	Yes	To earn a positive total return
ABSOLUTE						that exceeds the rate of inflation
RETURN 300 FUND						by 3% over a reasonable
						period of time, regardless of
						market conditions.

PUTNAM	$828,585,249	First $5 billion	0.880%	$5,233,405	Yes	To earn a positive total return
ABSOLUTE		Next $5 billion	0.830%			that exceeds the rate of inflation
RETURN 500 FUND		Next $10 billion	0.780%			by 5% over a reasonable
		Next $10 billion	0.730%			period of time, regardless of
		Next $50 billion	0.680%			market conditions.
		Next $50 billion	0.660%
		Next $100 billion	0.650%
		Any excess thereafter	0.645%

PUTNAM	$784,720,210	First $5 billion	1.030%	$5,796,253	Yes	To earn a positive total return
ABSOLUTE		Next $5 billion	0.980%			that exceeds the rate of inflation
RETURN 700 FUND		Next $10 billion	0.930%			by 7% over a reasonable
		Next $10 billion	0.880%			period of time, regardless of
		Next $50 billion	0.830%			market conditions.
		Next $50 billion	0.810%
		Next $100 billion	0.800%
		Any excess thereafter	0.795%

PUTNAM	$577,015,363	First $5 billion	0.550%	$2,665,472	Yes	High current income with
AMERICAN		Next $5 billion	0.500%			preservation of capital as its
GOVERNMENT		Next $10 billion	0.450%			secondary objective.
INCOME FUND		Next $10 billion	0.400%
		Next $50 billion	0.350%
		Next $50 billion	0.330%
		Next $100 billion	0.320%
		Any excess thereafter	0.315%

I/J-1

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM	$429,096,255	First $5 billion	0.590%	$2,217,779	Yes	High current income exempt
AMT-FREE		Next $5 billion	0.540%			from federal income tax.
MUNICIPAL FUND		Next $10 billion	0.490%
		Next $10 billion	0.440%
		Next $50 billion	0.390%
		Next $50 billion	0.370%
		Next $100 billion	0.360%
		Any excess thereafter	0.355%

PUTNAM ARIZONA	$63,765,877	First $5 billion	0.590%	$283,378	Yes	As high a level of current
TAX EXEMPT		Next $5 billion	0.540%			income exempt from federal
INCOME FUND		Next $10 billion	0.490%			income tax and Arizona
		Next $10 billion	0.440%			person income tax as Putnam
		Next $50 billion	0.390%			Management believes is
		Next $50 billion	0.370%			consistent with preservation
		Next $100 billion	0.360%			of capital.
		Any excess thereafter	0.355%

PUTNAM ASIA	$9,047,678	First $5 billion	1.080%	$0	Yes	Long-term capital appreciation.
PACIFIC EQUITY		Next $5 billion	1.030%
FUND		Next $10 billion	0.980%
		Next $10 billion	0.930%
		Next $50 billion	0.880%
		Next $50 billion	0.860%
		Next $100 billion	0.850%
		Any excess thereafter	0.845%

PUTNAM	$1,450,023,315	First $5 billion	0.590%	$7,293,763	Yes	As high a level of current
CALIFORNIA TAX		Next $5 billion	0.540%			income exempt from federal
EXEMPT INCOME		Next $10 billion	0.490%			income tax and California
FUND		Next $10 billion	0.440%			person income tax as Putnam
		Next $50 billion	0.390%			Management believes is
		Next $50 billion	0.370%			consistent with preservation
		Next $100 billion	0.360%			of capital.
		Any excess thereafter	0.355%

PUTNAM CAPITAL	$384,612,337	First $5 billion	0.780%	$2,219,656	Yes	Long-term growth of capital.
OPPORTUNITIES		Next $5 billion	0.730%
FUND		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM CAPITAL	$2,632,636,619	First $5 billion	0.880%	$13,364,984	Yes	Total return.
SPECTRUM FUND		Next $5 billion	0.830%
		Next $10 billion	0.780%
		Next $10 billion	0.730%
		Next $50 billion	0.680%
		Next $50 billion	0.660%
		Next $100 billion	0.650%
		Any excess thereafter	0.645%

PUTNAM	$630,148,238	First $5 billion	0.780%	$4,049,683	Yes	With equal emphasis,
CONVERTIBLE		Next $5 billion	0.730%			current income and capital
SECURITIES FUND		Next $10 billion	0.680%			appreciation. Its secondary
		Next $10 billion	0.630%			objective is conservation
		Next $50 billion	0.580%			of capital.
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM	$4,595,919,051	First $5 billion	0.700%	$20,008,464	Yes	As high a level of current
DIVERSIFIED		Next $5 billion	0.650%			income as Putnam
INCOME TRUST		Next $10 billion	0.600%			Management believes is
		Next $10 billion	0.550%			consistent with preservation
		Next $50 billion	0.500%			of capital.
		Next $50 billion	0.480%
		Next $100 billion	0.470%
		Any excess thereafter	0.465%

J-2

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM	$1,331,128,130	First $5 billion	0.680%	$7,021,376	Yes	Total return.
DYNAMIC ASSET		Next $5 billion	0.630%
ALLOCATION		Next $10 billion	0.580%
BALANCED FUND		Next $10 billion	0.530%
		Next $50 billion	0.480%
		Next $50 billion	0.460%
		Next $100 billion	0.450%
		Any excess thereafter	0.445%

PUTNAM	$544,825,669	First $5 billion	0.680%	$3,001,267	Yes	Total return consistent with
DYNAMIC ASSET		Next $5 billion	0.630%			preservation of capital.
ALLOCATION		Next $10 billion	0.580%
CONSERVATIVE		Next $10 billion	0.530%
FUND		Next $50 billion	0.480%
		Next $50 billion	0.460%
		Next $100 billion	0.450%
		Any excess thereafter	0.445%

PUTNAM	$25,026,151	First $5 billion	0.750%	$0	Yes	Long-term growth.
DYNAMIC ASSET		Next $5 billion	0.700%
ALLOCATION		Next $10 billion	0.650%
EQUITY FUND		Next $10 billion	0.600%
		Next $50 billion	0.550%
		Next $50 billion	0.530%
		Next $100 billion	0.520%
		Any excess thereafter	0.515%

PUTNAM	$1,671,640,573	First $5 billion	0.750%	$9,791,000	Yes	Capital appreciation.
DYNAMIC ASSET		Next $5 billion	0.700%
ALLOCATION		Next $10 billion	0.650%
GROWTH FUND		Next $10 billion	0.600%
		Next $50 billion	0.550%
		Next $50 billion	0.530%
		Next $100 billion	0.520%
		Any excess thereafter	0.515%

PUTNAM DYNAMIC	$248,897,395	First $5 billion	1.050%	$1,418,724	Yes	Total return.
RISK ALLOCATION		Next $5 billion	1.000%
FUND		Next $10 billion	0.950%
		Next $10 billion	0.900%
		Next $50 billion	0.850%
		Next $50 billion	0.830%
		Next $100 billion	0.820%
		Any excess thereafter	0.815%

PUTNAM	$34,205,915	First $5 billion	1.080%	$187,478	Yes	Long-term capital appreciation.
EMERGING		Next $5 billion	1.030%
MARKETS EQUITY		Next $10 billion	0.980%
FUND		Next $10 billion	0.930%
		Next $50 billion	0.880%
		Next $50 billion	0.860%
		Next $100 billion	0.850%
		Any excess thereafter	0.845%

PUTNAM	$10,302,550(2)	First $5 billion	0.880%	$ —	Yes	High current income. Capital
EMERGING		Next $5 billion	0.830%			growth is a secondary goal
MARKETS INCOME		Next $10 billion	0.780%			when consistent with achieving
FUND		Next $10 billion	0.730%			high current income.
		Next $50 billion	0.680%
		Next $50 billion	0.660%
		Next $100 billion	0.650%
		Any excess thereafter	0.645%

PUTNAM EQUITY	$3,784,636,714	First $5 billion	0.630%	$17,452,067	Yes	Capital growth and
INCOME FUND		Next $5 billion	0.580%			current income.
		Next $10 billion	0.530%
		Next $10 billion	0.480%
		Next $50 billion	0.430%
		Next $50 billion	0.410%
		Next $100 billion	0.400%
		Any excess thereafter	0.395%

J-3

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM EQUITY	$1,104,110,144	First $5 billion	0.880%	$5,907,335	Yes	Total Return.
SPECTRUM FUND		Next $5 billion	0.830%
		Next $10 billion	0.780%
		Next $10 billion	0.730%
		Next $50 billion	0.680%
		Next $50 billion	0.660%
		Next $100 billion	0.650%
		Any excess thereafter	0.645%

PUTNAM EUROPE	$161,424,766	First $5 billion	0.850%	$1,225,861	Yes	Capital appreciation.
EQUITY FUND		Next $5 billion	0.800%
		Next $10 billion	0.750%
		Next $10 billion	0.700%
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%

PUTNAM	$670,174,155	First $5 billion	0.720%	$2,977,382	Yes	High current income.
FLOATING RATE		Next $5 billion	0.670%			Preservation of capital is a
INCOME FUND		Next $10 billion	0.620%			secondary goal.
		Next $10 billion	0.570%
		Next $50 billion	0.520%
		Next $50 billion	0.500%
		Next $100 billion	0.490%
		Any excess thereafter	0.485%

THE GEORGE	$1,263,010,053	First $5 billion	0.680%	$6,488,744	Yes	Capital growth and current
PUTNAM FUND OF		Next $5 billion	0.630%			income.
BOSTON (d/b/a		Next $10 billion	0.580%
GEORGE PUTNAM		Next $10 billion	0.530%
BALANCED FUND)		Next $50 billion	0.480%
		Next $50 billion	0.460%
		Next $100 billion	0.450%
		Any excess thereafter	0.445%

PUTNAM GLOBAL	$18,922,710	First $5 billion	0.780%	$42,723	Yes	Capital appreciation.
CONSUMER FUND		Next $5 billion	0.730%
		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM GLOBAL	$6,139,934(3)	First $5 billion	0.850%	$ —	Yes	Capital growth and current
DIVIDEND FUND		Next $5 billion	0.800%			income.
		Next $10 billion	0.750%
		Next $10 billion	0.700%
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%

PUTNAM GLOBAL	$21,342,356	First $5 billion	0.780%	$76,398	Yes	Capital appreciation.
ENERGY FUND		Next $5 billion	0.730%
		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM GLOBAL	$761,325,421	First $5 billion	0.850%	$5,496,467	Yes	Capital Appreciation.
EQUITY FUND		Next $5 billion	0.800%
		Next $10 billion	0.750%
		Next $10 billion	0.700%
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%

J-4

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM GLOBAL	$17,800,608	First $5 billion	0.780%	$38,961	Yes	Capital appreciation.
FINANCIALS FUND		Next $5 billion	0.730%
		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM GLOBAL	$1,197,089,834	First $5 billion	0.780%	$6,970,314	Yes	Capital Appreciation.
HEALTH CARE		Next $5 billion	0.730%
FUND		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM GLOBAL	$363,153,058	First $5 billion	0.700%	$1,999,189	Yes	High current income.
INCOME TRUST		Next $5 billion	0.650%			Preservation of capital and
		Next $10 billion	0.600%			long-term total return are
		Next $10 billion	0.550%			secondary objectives, but only
		Next $50 billion	0.500%			to the extent consistent with
		Next $50 billion	0.480%			the objective of seeking high
		Next $100 billion	0.470%			current income.
		Any excess thereafter	0.465%

PUTNAM GLOBAL	$18,151,538	First $5 billion	0.780%	$16,277	Yes	Capital appreciation.
INDUSTRIALS		Next $5 billion	0.730%
FUND		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM GLOBAL	$313,033,087	First $5 billion	0.780%	$1,959,049	Yes	Capital Appreciation.
NATURAL		Next $5 billion	0.730%
RESOURCES FUND		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM GLOBAL	$2,682,759	N/A	N/A	N/A	Yes	Capital appreciation.
SECTOR FUND

PUTNAM GLOBAL	$12,569,313	First $5 billion	0.780%	$17,533	Yes	Capital appreciation.
TECHNOLOGY		Next $5 billion	0.730%
FUND		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM GLOBAL	$19,913,012	First $5 billion	0.780%	$51,642	Yes	Capital appreciation.
TELECOMMUNI-		Next $5 billion	0.730%
CATIONS FUND		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM GLOBAL	$203,809,852	First $5 billion	0.780%	$1,327,033	Yes	Capital growth and current
UTILITIES FUND		Next $5 billion	0.730%			income.
		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

J-5

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

THE PUTNAM	$4,442,530,367	First $5 billion	0.630%	$21,457,542	Yes	Capital growth and current
FUND FOR		Next $5 billion	0.580%			income.
GROWTH AND		Next $10 billion	0.530%
INCOME		Next $10 billion	0.480%
		Next $50 billion	0.430%
		Next $50 billion	0.410%
		Next $100 billion	0.400%
		Any excess thereafter	0.395%

PUTNAM GROWTH	$393,031,498	First $5 billion	0.710%	$1,825,919	Yes	Capital appreciation.
OPPORTUNITIES		Next $5 billion	0.660%
FUND		Next $10 billion	0.610%
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

PUTNAM	$145,549,092	First $500 million	0.700%	$1,039,414	No	High current income.
HIGH INCOME		Next $500 million	0.600%			Secondary objective is capital
SECURITIES FUND		Next $500 million	0.550%			appreciation.
		Next $5 billion	0.500%
		Next $5 billion	0.475%
		Next $5 billion	0.455%
		Next $5 billion	0.440%
		Next $5 billion	0.430%
		Next $5 billion	0.420%
		Next $5 billion	0.410%
		Next $5 billion	0.400%
		Next $5 billion	0.390%
		Next $8.5 billion	0.380%
		Any excess thereafter	0.370%

PUTNAM	$966,211,080	First $5 billion	0.720%	$5,206,491	Yes	High current income. Capital
HIGH YIELD		Next $5 billion	0.670%			growth is a secondary goal
ADVANTAGE		Next $10 billion	0.620%			when consistent with achieving
FUND		Next $10 billion	0.570%			high current income.
		Next $50 billion	0.520%
		Next $50 billion	0.500%
		Next $100 billion	0.490%
		Any excess thereafter	0.485%

PUTNAM HIGH	$1,345,593,597	First $5 billion	0.720%	$8,476,385	Yes	High current income. Capital
YIELD TRUST		Next $5 billion	0.670%			growth is a secondary goal
		Next $10 billion	0.620%			when consistent with achieving
		Next $10 billion	0.570%			high current income.
		Next $50 billion	0.520%
		Next $50 billion	0.500%
		Next $100 billion	0.490%
		Any excess thereafter	0.485%

PUTNAM INCOME	$1,436,436,630	First $5 billion	0.550%	$5,608,363	Yes	High current income consistent
FUND		Next $5 billion	0.500%			with what Putnam Investment
		Next $10 billion	0.450%			Management, LLC believes to
		Next $10 billion	0.400%			be prudent risk.
		Next $50 billion	0.350%
		Next $50 billion	0.330%
		Next $100 billion	0.320%
		Any excess thereafter	0.315%

PUTNAM	$10,364,955(4)	First $5 billion	0.590%	$ —	Yes	As high a level of current
INTERMEDIATE-		Next $5 billion	0.540%			income exempt from federal
TERM MUNICIPAL		Next $10 billion	0.490%			income tax as Putnam
INCOME FUND		Next $10 billion	0.440%			Management believes is
		Next $50 billion	0.390%			consistent with preservation
		Next $50 billion	0.370%			of capital.
		Next $100 billion	0.360%
		Any excess thereafter	0.355%

J-6

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM	$803,002,155	First $5 billion	1.080%	$7,166,274	Yes	Long-term capital appreciation.
INTERNATIONAL		Next $5 billion	1.030%
CAPITAL		Next $10 billion	0.980%
OPPORTUNITIES		Next $10 billion	0.930%
FUND		Next $50 billion	0.880%
		Next $50 billion	0.860%
		Next $100 billion	0.850%
		Any excess thereafter	0.845%

PUTNAM	$962,771,808	First $5 billion	0.850%	$7,100,664	Yes	Capital appreciation.
INTERNATIONAL		Next $5 billion	0.800%
EQUITY FUND		Next $10 billion	0.750%
		Next $10 billion	0.700%
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%

PUTNAM	$351,591,716	First $5 billion	1.080%	$3,022,995	Yes	Long-term capital appreciation.
INTERNATIONAL		Next $5 billion	1.030%
GROWTH FUND		Next $10 billion	0.980%
		Next $10 billion	0.930%
		Next $50 billion	0.880%
		Next $50 billion	0.860%
		Next $100 billion	0.850%
		Any excess thereafter	0.845%

PUTNAM	$200,940,112	First $5 billion	0.850%	$1,437,355	Yes	Capital growth. Current income
INTERNATIONAL		Next $5 billion	0.800%			is a secondary objective.
VALUE FUND		Next $10 billion	0.750%
		Next $10 billion	0.700%
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%

PUTNAM	$1,537,732,567	First $5 billion	0.710%	$7,966,034	Yes	Long-term growth of capital
INVESTORS FUND		Next $5 billion	0.660%			and any increased income that
		Next $10 billion	0.610%			results from this growth.
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

PUTNAM LOW	$29,929,699(5)	First $5 billion	0.780%	$0	Yes	Total return comparable to
VOLATILITY		Next $5 billion	0.730%			that of the U.S equity markets,
EQUITY FUND		Next $10 billion	0.680%			but with lower volatility, over a
		Next $10 billion	0.630%			market cycle.
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM	$466,728,330	First $500 million	0.650%	$3,149,331	No	High current income free from
MANAGED		Next $500 million	0.550%			federal income tax.
MUNICIPAL		Next $500 million	0.500%
INCOME TRUST		Next $5 billion	0.450%
		Next $5 billion	0.425%
		Next $5 billion	0.405%
		Next $5 billion	0.390%
		Any excess thereafter	0.380%

PUTNAM	$426,490,557	First $5 billion	0.590%	$1,868,568	Yes	High level of current income
MASSACHUSETTS		Next $5 billion	0.540%			exempt from federal income
TAX EXEMPT		Next $10 billion	0.490%			tax and Massachusetts
INCOME FUND		Next $10 billion	0.440%			personal income tax as Putnam
		Next $50 billion	0.390%			Management believes is
		Next $50 billion	0.370%			consistent with preservation of
		Next $100 billion	0.360%			capital.
		Any excess thereafter	0.355%

J-7

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM MASTER	$345,143,575	First $500 million	0.750%	$2,723,636	No	High current income and
INTERMEDIATE		Next $500 million	0.650%			relative stability of net asset
INCOME TRUST		Next $500 million	0.600%			value.
		Next $5 billion	0.550%
		Next $5 billion	0.525%
		Next $5 billion	0.505%
		Next $5 billion	0.490%
		Next $5 billion	0.480%
		Next $5 billion	0.470%
		Next $5 billion	0.460%
		Next $5 billion	0.450%
		Next $5 billion	0.440%
		Next $8.5 billion	0.430%
		Any excess thereafter	0.420%

PUTNAM	$82,347,558	First $5 billion	0.590%	$362,014	Yes	As high a level of current
MICHIGAN TAX		Next $5 billion	0.540%			income exempt from federal
EXEMPT INCOME		Next $10 billion	0.490%			income tax and Michigan
FUND		Next $10 billion	0.440%			personal income tax as Putnam
		Next $50 billion	0.390%			Management believes is
		Next $50 billion	0.370%			consistent with preservation
		Next $100 billion	0.360%			of capital.
		Any excess thereafter	0.355%

PUTNAM	$125,148,611	First $5 billion	0.590%	$532,651	Yes	As high a level of current
MINNESOTA TAX		Next $5 billion	0.540%			income exempt from federal
EXEMPT INCOME		Next $10 billion	0.490%			income tax and Minnesota
FUND		Next $10 billion	0.440%			personal income tax as Putnam
		Next $50 billion	0.390%			Management believes is
		Next $50 billion	0.370%			consistent with preservation
		Next $100 billion	0.360%			of capital.
		Any excess thereafter	0.355%

PUTNAM MONEY	$1,431,994,373	First $5 billion	0.440%	$0	Yes	As high a rate of current income
MARKET FUND		Next $5 billion	0.390%			as Putnam Management
		Next $10 billion	0.340%			believes is consistent with
		Next $10 billion	0.290%			preservation of capital and
		Next $50 billion	0.240%			maintenance of liquidity.
		Next $50 billion	0.220%
		Next $100 billion	0.210%
		Any excess thereafter	0.205%

PUTNAM	$2,215,725,345	of Average net assets	0.25%	$0	Yes	As high a rate of current income
MONEY MARKET						as Putnam Management
LIQUIDITY FUND						believes is consistent with
						preservation of capital and
						maintenance of liquidity.

PUTNAM	$14,261,026	First $5 billion	0.710%	$8,719	Yes	Capital appreciation.
MULTI-CAP CORE		Next $5 billion	0.660%
FUND		Next $10 billion	0.610%
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

PUTNAM	$3,338,588,682	First $5 billion	0.710%	$16,342,403	Yes	Long-term capital appreciation.
MULTI-CAP		Next $5 billion	0.660%
GROWTH FUND		Next $10 billion	0.610%
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

PUTNAM	$312,805,407	First $5 billion	0.710%	$2,138,018	Yes	Capital appreciation and, as a
MULTI-CAP VALUE		Next $5 billion	0.660%			secondary objective, current
FUND		Next $10 billion	0.610%			income.
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

J-8

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM	$580,642,631	First $500 million	0.650%	$4,118,860	No	As high a level of current
MUNICIPAL		Next $500 million	0.550%			income free from federal
OPPORTUNITIES		Next $500 million	0.500%			income tax as Putnam
TRUST		Next $5 billion	0.450%			Management believes is
		Next $5 billion	0.425%			consistent with the preservation
		Next $5 billion	0.410%			of capital.
		Next $5 billion	0.390%
		Any excess thereafter	0.380%

PUTNAM NEW	$291,506,902	First $5 billion	0.590%	$1,277,096	Yes	As high a level of current
JERSEY TAX		Next $5 billion	0.540%			income exempt from federal
EXEMPT INCOME		Next $10 billion	0.490%			income tax and New Jersey
FUND		Next $10 billion	0.440%			personal income tax as Putnam
		Next $50 billion	0.390%			Management believes is
		Next $50 billion	0.370%			consistent with preservation of
		Next $100 billion	0.360%			capital.
		Any excess thereafter	0.355%

PUTNAM NEW	$1,313,387,219	First $5 billion	0.590%	$5,479,662	Yes	As high a level of current
YORK TAX		Next $5 billion	0.540%			income exempt from federal
EXEMPT INCOME		Next $10 billion	0.490%			income tax and New York
FUND		Next $10 billion	0.440%			State and City personal income
		Next $50 billion	0.390%			taxes as Putnam Management
		Next $50 billion	0.370%			believes is consistent with
		Next $100 billion	0.360%			preservation of capital.
		Any excess thereafter	0.355%

PUTNAM OHIO	$162,973,095	First $5 billion	0.590%	$720,433	Yes	As high a level of current
TAX EXEMPT		Next $5 billion	0.540%			income exempt from federal
INCOME FUND		Next $10 billion	0.490%			income tax and Ohio personal
		Next $10 billion	0.440%			income tax as Putnam
		Next $50 billion	0.390%			Management believes is
		Next $50 billion	0.370%			consistent with preservation
		Next $100 billion	0.360%			of capital.
		Any excess thereafter	0.355%

PUTNAM	$245,528,782	First $5 billion	0.590%	$1,105,281	Yes	As high a level of current
PENNSYLVANIA		Next $5 billion	0.540%			income exempt from federal
TAX EXEMPT		Next $10 billion	0.490%			income tax and Pennsylvania
INCOME FUND		Next $10 billion	0.440%			personal income tax as Putnam
		Next $50 billion	0.390%			Management believes is
		Next $50 billion	0.370%			consistent with preservation
		Next $100 billion	0.360%			of capital.
		Any excess thereafter	0.355%

PUTNAM PREMIER	$825,433,303	First $500 million	0.750%	$5,947,565	No	High current income.
INCOME TRUST		Next $500 million	0.650%
		Next $500 million	0.600%
		Next $5 billion	0.550%
		Next $5 billion	0.525%
		Next $5 billion	0.505%
		Next $5 billion	0.490%
		Next $5 billion	0.480%
		Next $5 billion	0.470%
		Next $5 billion	0.460%
		Next $5 billion	0.450%
		Next $5 billion	0.440%
		Next $8.5 billion	0.430%
		Any excess thereafter	0.420%

PUTNAM	$239,585,789	First $5 billion	0.710%	$1,251,275	Yes	Capital appreciation.
RESEARCH FUND		Next $5 billion	0.660%
		Next $10 billion	0.610%
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

PUTNAM	$1,273,134	N/A	N/A	N/A	Yes	Capital appreciation and current
RETIREMENT-						income consistent with a
READY 2055 FUND						decreasing emphasis on capital
						appreciation and an increasing
						emphasis on current income as
						it approaches its target date.

J-9

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM	$10,658,409	N/A	N/A	N/A	Yes	Capital appreciation and current
RETIREMENT-						income consistent with a
READY 2050 FUND						decreasing emphasis on capital
						appreciation and an increasing
						emphasis on current income as
						it approaches its target date.

PUTNAM	$14,805,075	N/A	N/A	N/A	Yes	Capital appreciation and current
RETIREMENT-						income consistent with a
READY 2045 FUND						decreasing emphasis on capital
						appreciation and an increasing
						emphasis on current income as
						it approaches its target date.

PUTNAM	$20,912,345	N/A	N/A	N/A	Yes	Capital appreciation and current
RETIREMENT-						income consistent with a
READY 2040 FUND						decreasing emphasis on capital
						appreciation and an increasing
						emphasis on current income as
						it approaches its target date.

PUTNAM	$30,110,450	N/A	N/A	N/A	Yes	Capital appreciation and current
RETIREMENT-						income consistent with a
READY 2035 FUND						decreasing emphasis on capital
						appreciation and an increasing
						emphasis on current income as
						it approaches its target date.

PUTNAM	$39,575,932	N/A	N/A	N/A	Yes	Capital appreciation and current
RETIREMENT-						income consistent with a
READY 2030 FUND						decreasing emphasis on capital
						appreciation and an increasing
						emphasis on current income as
						it approaches its target date.

PUTNAM	$42,575,319	N/A	N/A	N/A	Yes	Capital appreciation and current
RETIREMENT-						income consistent with a
READY 2025 FUND						decreasing emphasis on capital
						appreciation and an increasing
						emphasis on current income as
						it approaches its target date.

PUTNAM	$36,670,899	N/A	N/A	N/A	Yes	Capital appreciation and current
RETIREMENT-						income consistent with a
READY 2020 FUND						decreasing emphasis on capital
						appreciation and an increasing
						emphasis on current income as
						it approaches its target date.

PUTNAM	$25,087,950	N/A	N/A	N/A	Yes	Capital appreciation and current
RETIREMENT-						income consistent with a
READY 2015 FUND						decreasing emphasis on capital
						appreciation and an increasing
						emphasis on current income as
						it approaches its target date.

PUTNAM	$24,075,849	N/A	N/A	N/A	Yes	As high a rate of current income
RETIREMENT						as Putnam Management
INCOME FUND						believes is consistent with
LIFESTYLE 1						preservation of capital.

PUTNAM	$12,495,315	First $5 billion	0.680%	$0	Yes	Current Income consistent with
RETIREMENT		Next $5 billion	0.630%			what Putnam Management
INCOME FUND		Next $10 billion	0.580%			believes to be prudent risk.
LIFESTYLE 2		Next $10 billion	0.530%
		Next $50 billion	0.480%
		Next $50 billion	0.460%
		Next $100 billion	0.450%
		Any excess thereafter	0.445%

PUTNAM	$16,414,733	First $5 billion	0.680%	$0	Yes	Current Income consistent with
RETIREMENT		Next $5 billion	0.630%			what Putnam Management
INCOME FUND		Next $10 billion	0.580%			believes to be prudent risk. Its
LIFESTYLE 3		Next $10 billion	0.530%			secondary objective is capital
		Next $50 billion	0.480%			appreciation.
		Next $50 billion	0.460%
		Next $100 billion	0.450%
		Any excess thereafter	0.445%

J-10

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM SHORT	$1,151,155,979	First $5 billion	0.500%	$1,293,633	Yes	As high a rate of current income
DURATION		Next $5 billion	0.450%			as Putnam Management
INCOME FUND		Next $10 billion	0.400%			believes is consistent with
		Next $10 billion	0.350%			preservation of capital and
		Next $50 billion	0.300%			maintenance of liquidity.
		Next $50 billion	0.280%
		Next $100 billion	0.270%
		Any excess thereafter	0.265%

PUTNAM	$2,682,410,580	of Average net assets	0.25%	$0	Yes	As high a rate of current income
SHORT TERM	(6)					as Putnam Management
INVESTMENT						believes is consistent with
FUND						preservation of capital and
						maintenance of liquidity.

PUTNAM SHORT-	$11,121,856(7)	First $5 billion	0.500%	$ —	Yes	As high a level of current
TERM MUNICIPAL		Next $5 billion	0.450%			income exempt from federal
INCOME FUND		Next $10 billion	0.400%			income tax as Putnam
		Next $10 billion	0.350%			Management believes is
		Next $50 billion	0.300%			consistent with preservation
		Next $50 billion	0.280%			of capital.
		Next $100 billion	0.270%
		Any excess thereafter	0.265%

PUTNAM SMALL	$127,856,487	First $5 billion	0.780%	$710,052	Yes	Capital appreciation.
CAP GROWTH		Next $5 billion	0.730%
FUND		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM SMALL	$168,319,734	First $5 billion	0.780%	$1,004,942	Yes	Capital appreciation.
CAP VALUE FUND		Next $5 billion	0.730%
		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM	$4,015,264(8)	First $5 billion	0.880%	$0	Yes	Total return in excess of that
STRATEGIC		Next $5 billion	0.830%			of the U.S. equity markets, but
VOLATILITY		Next $10 billion	0.780%			with comparable volatility.
EQUITY FUND		Next $10 billion	0.730%
		Next $50 billion	0.680%
		Next $50 billion	0.660%
		Next $100 billion	0.650%
		Any excess thereafter	0.645%

PUTNAM TAX	$1,043,075,360	First $5 billion	0.590%	$5,249,245	Yes	As high a level of current
EXEMPT INCOME		Next $5 billion	0.540%			income exempt from federal
FUND		Next $10 billion	0.490%			income tax as Putnam
		Next $10 billion	0.440%			Management believes is
		Next $50 billion	0.390%			consistent with preservation of
		Next $50 billion	0.370%			capital.
		Next $100 billion	0.360%
		Any excess thereafter	0.355%

PUTNAM TAX	$42,599,913	First $5 billion	0.440%	$0	Yes	As high a rate of current income
EXEMPT MONEY		Next $5 billion	0.390%			exempt from federal income
MARKET FUND		Next $10 billion	0.340%			tax as Putnam Management
		Next $10 billion	0.290%			believes is consistent with
		Next $50 billion	0.240%			preservation of capital and
		Next $50 billion	0.220%			maintenance of liquidity.
		Next $100 billion	0.210%
		Any excess thereafter	0.205%

J-11

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM	$986,169,531	First $5 billion	0.630%	$5,642,898	Yes	High current income exempt
TAX-FREE HIGH		Next $5 billion	0.580%			from federal income tax.
YIELD FUND		Next $10 billion	0.530%
		Next $10 billion	0.480%
		Next $50 billion	0.430%
		Next $50 billion	0.410%
		Next $100 billion	0.400%
		Any excess thereafter	0.395%

PUTNAM U.S.	$1,216,869,750	First $5 billion	0.550%	$5,771,426	Yes	As high a level of current
GOVERNMENT		Next $5 billion	0.500%			income as Putnam
INCOME TRUST		Next $10 billion	0.450%			Management believes is
		Next $10 billion	0.400%			consistent with preservation
		Next $50 billion	0.350%			of capital.
		Next $50 billion	0.330%
		Next $100 billion	0.320%
		Any excess thereafter	0.315%

PUTNAM	$3,758,223,225	First $5 billion	0.710%	$15,286,375	Yes	Capital appreciation.
VOYAGER FUND		Next $5 billion	0.660%
		Next $10 billion	0.610%
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

PUTNAM VT	$17,856,955	First $5 billion	0.880%	$0	Yes	To earn a positive return that
ABSOLUTE		Next $5 billion	0.830%			exceeds the rate of inflation by
RETURN 500 FUND		Next $10 billion	0.780%			5% over a reasonable period
		Next $10 billion	0.730%			of time, regardless of market
		Next $50 billion	0.680%			conditions.
		Next $50 billion	0.660%
		Next $100 billion	0.650%
		Any excess thereafter	0.645%

PUTNAM VT	$115,123,322	First $5 billion	0.550%	$505,029	Yes	High current income with
AMERICAN		Next $5 billion	0.500%			preservation of capital as its
GOVERNMENT		Next $10 billion	0.450%			secondary objective.
INCOME FUND		Next $10 billion	0.400%
		Next $50 billion	0.350%
		Next $50 billion	0.330%
		Next $100 billion	0.320%
		Any excess thereafter	0.315%

PUTNAM	$30,538,729	First $5 billion	0.780%	$207,222	Yes	Long-term growth of capital.
VT CAPITAL		Next $5 billion	0.730%
OPPORTUNITIES		Next $10 billion	0.680%
FUND		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM VT	$447,542,301	First $5 billion	0.700%	$2,532,568	Yes	As high a level of current
DIVERSIFIED		Next $5 billion	0.650%			income as Putnam
INCOME FUND		Next $10 billion	0.600%			Management believes is
		Next $10 billion	0.550%			consistent with preservation
		Next $50 billion	0.500%			of capital.
		Next $50 billion	0.480%
		Next $100 billion	0.470%
		Any excess thereafter	0.645%

PUTNAM VT	$387,269,715	First $5 billion	0.630%	$1,806,301	Yes	Capital growth and current
EQUITY INCOME		Next $5 billion	0.580%			income.
FUND		Next $10 billion	0.530%
		Next $10 billion	0.480%
		Next $50 billion	0.430%
		Next $50 billion	0.410%
		Next $100 billion	0.400%
		Any excess thereafter	0.395%

J-12

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM VT	$173,285,587	First $5 billion	0.680%	$956,470	Yes	Both capital growth and current
GEORGE PUTNAM		Next $5 billion	0.630%			income.
BALANCED FUND		Next $10 billion	0.580%
		Next $10 billion	0.530%
		Next $50 billion	0.480%
		Next $50 billion	0.460%
		Next $100 billion	0.450%
		Any excess thereafter	0.445%

PUTNAM VT	$207,408,095	First $5 billion	0.750%	$1,280,104	Yes	Long-term return consistent
GLOBAL ASSET		Next $5 billion	0.700%			with preservation of capital.
ALLOCATION		Next $10 billion	0.650%
FUND		Next $10 billion	0.600%
		Next $50 billion	0.550%
		Next $50 billion	0.530%
		Next $100 billion	0.520%
		Any excess thereafter	0.515%

PUTNAM VT	$198,411,625	First $5 billion	0.850%	$1,394,894	Yes	Capital appreciation.
GLOBAL EQUITY		Next $5 billion	0.800%
FUND		Next $10 billion	0.750%
		Next $10 billion	0.700%
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%

PUTNAM VT	$108,742,159	First $5 billion	0.780%	$663,474	Yes	Capital appreciation.
GLOBAL HEALTH		Next $5 billion	0.730%
CARE FUND		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM VT	$106,250,504	First $5 billion	0.780%	$724,377	Yes	Capital growth and current
GLOBAL UTILITIES		Next $5 billion	0.730%			income.
FUND		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM VT	$1,160,083,119	First $5 billion	0.630%	$5,691,727	Yes	Capital growth and current
GROWTH AND		Next $5 billion	0.580%			income.
INCOME FUND		Next $10 billion	0.530%
		Next $10 billion	0.480%
		Next $50 billion	0.430%
		Next $50 billion	0.410%
		Next $100 billion	0.400%
		Any excess thereafter	0.395%

PUTNAM VT	$25,163,523	First $5 billion	0.710%	$120,564	Yes	Capital appreciation.
GROWTH		Next $5 billion	0.660%
OPPORTUNITIES		Next $10 billion	0.610%
FUND		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

PUTNAM VT HIGH	$397,577,870	First $5 billion	0.720%	$2,293,594	Yes	High current income. Capital
YIELD FUND		Next $5 billion	0.670%			growth is a secondary goal
		Next $10 billion	0.620%			when consistent with achieving
		Next $10 billion	0.570%			high current income.
		Next $50 billion	0.520%
		Next $50 billion	0.500%
		Next $100 billion	0.490%
		Any excess thereafter	0.485%

J-13

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM VT	$379,960,720	First $5 billion	0.550%	$1,576,095	Yes	High current income
INCOME FUND		Next $5 billion	0.500%			consistent with what Putnam
		Next $10 billion	0.450%			Management believes to be
		Next $10 billion	0.400%			prudent risk.
		Next $50 billion	0.350%
		Next $50 billion	0.330%
		Next $100 billion	0.320%
		Any excess thereafter	0.315%

PUTNAM VT	$415,865,839	First $5 billion	0.850%	$2,946,769	Yes	Capital appreciation.
INTERNATIONAL		Next $5 billion	0.800%
EQUITY FUND		Next $10 billion	0.750%
		Next $10 billion	0.700%
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%

PUTNAM VT	$56,149,361	First $5 billion	1.080%	$497,013	Yes	Long-term capital appreciation.
INTERNATIONAL		Next $5 billion	1.030%
GROWTH FUND		Next $10 billion	0.980%
		Next $10 billion	0.930%
		Next $50 billion	0.880%
		Next $50 billion	0.860%
		Next $100 billion	0.850%
		Any excess thereafter	0.845%

PUTNAM VT	$110,343,401	First $5 billion	0.850%	$774,643	Yes	Capital growth. Current income
INTERNATIONAL		Next $5 billion	0.800%			is a secondary objective.
VALUE FUND		Next $10 billion	0.750%
		Next $10 billion	0.700%
		Next $50 billion	0.650%
		Next $50 billion	0.630%
		Next $100 billion	0.620%
		Any excess thereafter	0.615%

PUTNAM VT	$219,457,136	First $5 billion	0.710%	$1,305,080	Yes	Long-term growth of capital
INVESTORS FUND		Next $5 billion	0.660%			and any increased income that
		Next $10 billion	0.610%			results from this growth.
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

PUTNAM VT	$214,045,425	First $5 billion	0.440%	$164,496	Yes	As high a rate of current income
MONEY MARKET		Next $5 billion	0.390%			as Putnam Management
FUND		Next $10 billion	0.340%			believes is consistent with
		Next $10 billion	0.290%			preservation of capital and
		Next $50 billion	0.240%			maintenance of liquidity.
		Next $50 billion	0.220%
		Next $100 billion	0.210%
		Any excess thereafter	0.205%

PUTNAM VT	$647,648,573	First $5 billion	0.710%	$3,787,974	Yes	Long-term capital appreciation.
MULTI-CAP		Next $5 billion	0.660%
GROWTH FUND		Next $10 billion	0.610%
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

PUTNAM VT	$34,275,564	First $5 billion	0.710%	$195,889	Yes	Capital appreciation and, as a
MULTI-CAP VALUE		Next $5 billion	0.660%			secondary objective, current
FUND		Next $10 billion	0.610%			income.
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

J-14

				Amount of Management
				Fee Paid in the Most	Has compensation
				Recent Fiscal Year (after	been waived, reduced
				applicable waivers, perfor-	or otherwise agreed to
	Net Assets as of	Current Management Fee		mance adjustments and	be reduced under any
Fund	[FYE] 1	Schedule		reimbursements, if any)($)	applicable contract?	Current Investment Objective

PUTNAM VT	$53,107,377	First $5 billion	0.710%	$312,623	Yes	Capital appreciation.
RESEARCH FUND		Next $5 billion	0.660%
		Next $10 billion	0.610%
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

PUTNAM VT	$223,220,362	First $5 billion	0.780%	$1,423,370	Yes	Capital appreciation.
SMALL CAP VALUE		Next $5 billion	0.730%
FUND		Next $10 billion	0.680%
		Next $10 billion	0.630%
		Next $50 billion	0.580%
		Next $50 billion	0.560%
		Next $100 billion	0.550%
		Any excess thereafter	0.545%

PUTNAM VT	$762,329,456	First $5 billion	0.710%	$4,579,947	Yes	Capital appreciation.
VOYAGER FUND		Next $5 billion	0.660%
		Next $10 billion	0.610%
		Next $10 billion	0.560%
		Next $50 billion	0.510%
		Next $50 billion	0.490%
		Next $100 billion	0.480%
		Any excess thereafter	0.475%

The following table contains certain information regarding funds for which Putnam Management provides investment advisory services as a sub-adviser.

				Amount of	Has compensation
				Sub-Advisory	been waived, reduced
				Fee Paid in the	or otherwise agreed to
	Net Assets as			Most Recent	be reduced under any
Fund	of [FYE]	Sub-Advisory Fee Rate		Fiscal Year ($)	applicable contract?	Current Investment Objective	Fiscal Year

GREAT-WEST PUTNAM	$368,406,499	First $250 million	0.40%	$1,315,029	No	Capital growth and current	12/31/12
EQUITY INCOME FUND		Next $250 million	0.35%			income
		Any excess thereafter	0.30%

GREAT-WEST PUTNAM	$206,648,536	of all assets	0.35%	$516,373	No	High current income with capital	12/31/12
HIGH YIELD BOND						appreciation as a secondary
FUND						objective when consistent with
						the primary objective

NVIT MULTI-MANAGER	$460,752,586	First $200 million	0.45%	$2,185,040(11)	No	Long-term capital appreciation.	12/31/12
SMALL COMPANY		Any excess thereafter	0.40%			Current income is a secondary
FUND						objective in selecting portfolio
						investments.

SEASONS SERIES	$167,488,423	First $150 million	0.55%	$762,394	Yes	Capital appreciation	3/31/13
TRUST: ASSET		Next $150 million	0.50%
ALLOCATION:		Any excess thereafter	0.40%
DIVERSIFIED GROWTH
PORTFOLIO

SUNAMERICA	$338,815,905	First $50 million	0.65%	$1,713,122	Yes	Growth of capital and,	1/31/13
SERIES TRUST:		Next $150 million	0.55%			secondarily, current income
INTERNATIONAL		Any excess thereafter	0.45%
GROWTH AND INCOME
PORTFOLIO

(1) Information provided as of most recently completed fiscal year prior to October 31, 2013.

(2) The net assets figure is based on assets as of the semi-annual period ended May 31, 2013 because this fund has not completed a fiscal year since its inception.

(3) The net assets figure is based on assets as of the semi-annual period ended May 31, 2013 because this fund has not completed a fiscal year since its inception.

(4) The net assets figure is based on assets as of the semi-annual period ended May 31, 2013 because this fund has not completed a fiscal year since its inception.

J-15

(5) The net assets figure is based on assets for the period March 18, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

(6) The net assets figure is based on assets for the period February 19, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

(7) The net assets figure is based on assets as of the semi-annual period ended May 31, 2013 because this fund has not completed a fiscal year since its inception.

(8) The net assets figure is based on assets for the period March 18, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

(9) Putnam Management is one of four sub-advisers for this fund. The net assets and sub-advisory fees shown in this table reflect totals for all sub-advisers.

Appendix K — Payments to Putnam Management and its Affiliates

The following fees were paid by the funds to Putnam Management and its affiliates during each fund’s most recent fiscal year ended prior to October 1, 2013 (other than under a management contract). These services will continue to be provided regardless of whether the proposed management contract is approved.

	Fees paid to Putnam Investor	Fees paid to Putnam Retail
	Services, Inc. for serving as investor	Management Limited Partnership
Fund	servicing agent ($)	pursuant to distribution plans ($)	Fiscal Year End

Putnam Absolute Return 100 Fund	474,465	1,031,993	October 31, 2012

Putnam Absolute Return 300 Fund	1,710,863	4,175,211	October 31, 2012

Putnam Absolute Return 500 Fund	1,471,310	3,221,789	October 31, 2012

Putnam Absolute Return 700 Fund	1,278,371	2,432,991	October 31, 2012

Putnam American Government Income Fund	1,015,390	1,883,369	September 30, 2013

Putnam AMT-Free Municipal Fund	222,365	1,461,249	July 31, 2013

Putnam Arizona Tax Exempt Income Fund	27,962	168,205	May 31, 2013

Putnam Asia Pacific Equity Fund	23,436	23,104	April 30, 2013

Putnam California Tax Exempt Income Fund	763,676	3,985,772	September 30, 2013

Putnam Capital Opportunities Fund	1,003,059	1,058,521	April 30, 2013

Putnam Capital Spectrum Fund	2,753,896	4,403,917	April 30, 2013

Putnam Convertible Securities Fund	1,135,764	1,788,739	October 31, 2012

Putnam Diversified Income Trust	5,281,982	13,437,739	September 30, 2013

Putnam Dynamic Asset Allocation Balanced Fund	2,316,684	4,411,525	September 30, 2013

Putnam Dynamic Asset Allocation	983,625	1,801,127	September 30, 2013
Conservative Fund

Putnam Dynamic Asset Allocation Equity Fund	54,751	Not Applicable	May 31, 2013

Putnam Dynamic Asset Allocation Growth Fund	2,779,339	5,723,210	September 30, 2013

Putnam Dynamic Risk Allocation Fund	385,754	271,846	May 31, 2013

Putnam Emerging Markets Equity Fund	92,752	107,376	August 31, 2013

Putnam Emerging Markets Income Fund(1)	2,714	4,981	May 31, 2013

Putnam Equity Income Fund	10,469,811	8,984,723	November 30, 2012

Putnam Equity Spectrum Fund	2,066,253	1,597,709	April 30, 2013

Putnam Europe Equity Fund	449,126	423,779	June 30, 2013

Putnam Floating Rate Income Fund	726,430	1,482,887	February 28, 2013

The Putnam Fund for Growth and Income	13,957,474	12,133,902	October 31, 2012

The George Putnam Fund of Boston	2,152,977	3,521,984	July 31, 2013
(d/b/a George Putnam Balanced Fund)

Putnam Global Consumer Fund	40,219	50,481	August 31, 2013

Putnam Global Dividend Fund(2)	2,985	2,853	May 31, 2013

Putnam Global Energy Fund	52,089	73,964	August 31, 2013

Putnam Global Equity Fund	2,433,373	2,189,632	October 31, 2012

Putnam Global Financials Fund	40,663	62,452	August 31, 2013

Putnam Global Health Care Fund	3,031,137	3,118,533	August 31, 2013

Putnam Global Income Trust	522,094	1,157,214	October 31, 2012

Putnam Global Industrials Fund	33,099	35,260	August 31, 2013

Putnam Global Natural Resources Fund	850,290	991,706	August 31, 2013

Putnam Global Sector Fund	Not Applicable	8,006	October 31, 2012

Putnam Global Technology Fund	32,790	43,561	August 31, 2013

Putnam Global Telecommunications Fund	44,498	45,928	August 31, 2013

Putnam Global Utilities Fund	577,589	595,793	August 31, 2013

J/K-1

	Fees paid to Putnam Investor	Fees paid to Putnam Retail
	Services, Inc. for serving as investor	Management Limited Partnership
Fund	servicing agent ($)	pursuant to distribution plans ($)	Fiscal Year End

Putnam Growth Opportunities Fund	995,372	1,123,646	July 31, 2013

Putnam High Income Securities Fund	74,282	Not Applicable	August 31, 2013

Putnam High Yield Advantage Fund	1,418,455	2,591,252	November 30, 2012

Putnam High Yield Trust	2,160,229	3,883,592	August 31, 2013

Putnam Income Fund	2,049,795	5,031,437	October 31, 2012

Putnam Intermediate-Term Municipal	955	5,324	May 31, 2013
Income Fund(3)

Putnam International Capital Opportunities Fund	2,317,412	2,507,276	August 31, 2013

Putnam International Equity Fund	2,734,529	2,982,174	June 30, 2013

Putnam International Growth Fund	925,166	963,671	September 30, 2013

Putnam International Value Fund	578,981	643,799	June 30, 2013

Putnam Investors Fund	3,945,540	4,123,230	July 31, 2013

Putnam Low Volatility Equity Fund(4)	16,338	3,416	July 31, 2013

Putnam Managed Municipal Income Trust	224,508	Not Applicable	October 31, 2012

Putnam Massachusetts Tax Exempt Income Fund	186,287	1,266,527	May 31, 2013

Putnam Master Intermediate Income Trust	181,604	Not Applicable	September 30, 2013

Putnam Michigan Tax Exempt Income Fund	35,720	205,297	May 31, 2013

Putnam Minnesota Tax Exempt Income Fund	52,934	412,305	May 31, 2013

Putnam Money Market Fund	2,431,979	425,507	September 30, 2013

Putnam Money Market Liquidity Fund	274,809	Not Applicable	September 30, 2013

Putnam Multi-Cap Core Fund	29,641	24,828	April 30, 2013

Putnam Multi-Cap Growth Fund	9,165,534	9,170,915	June 30, 2013

Putnam Multi-Cap Value Fund	1,061,869	1,124,173	April 30, 2013

Putnam Municipal Opportunities Trust	287,190	Not Applicable	April 30, 2013

Putnam New Jersey Tax Exempt Income Fund	126,721	945,333	May 31, 2013

Putnam New York Tax Exempt Income Fund	559,525	3,228,628	November 30, 2012

Putnam Ohio Tax Exempt Income Fund	71,085	471,618	May 31, 2013

Putnam Pennsylvania Tax Exempt Income Fund	109,650	856,749	May 31, 2013

Putnam Premier Income Trust	419,291	Not Applicable	July 31, 2013

Putnam Research Fund	617,716	708,536	July 31, 2013

Putnam RetirementReady 2055 Fund	Not Applicable	2,084	July 31, 2013

Putnam RetirementReady 2050 Fund	Not Applicable	20,407	July 31, 2013

Putnam RetirementReady 2045 Fund	Not Applicable	27,735	July 31, 2013

Putnam RetirementReady 2040 Fund	Not Applicable	45,849	July 31, 2013

Putnam RetirementReady 2035 Fund	Not Applicable	63,058	July 31, 2013

Putnam RetirementReady 2030 Fund	Not Applicable	89,845	July 31, 2013

Putnam RetirementReady 2025 Fund	Not Applicable	99,893	July 31, 2013

Putnam RetirementReady 2020 Fund	Not Applicable	100,877	July 31, 2013

Putnam RetirementReady 2015 Fund	Not Applicable	72,362	July 31, 2013

Putnam Retirement Income Fund Lifestyle 1	Not Applicable	59,318	July 31, 2013

Putnam Retirement Income Fund Lifestyle 2	9,728	31,979	August 31, 2013

Putnam Retirement Income Fund Lifestyle 3	21,649	65,239	February 28, 2013

Putnam Short Duration Income Fund	154,282	580,555	July 31, 2013

Putnam Short Term Investment Fund(5)	112,958	Not Applicable	July 31, 2013

Putnam Short-Term Municipal Income Fund(6)	985	5,862	May 31, 2013

Putnam Small Cap Growth Fund	332,286	341,912	June 30, 2013

Putnam Small Cap Value Fund	469,224	458,195	February 28, 2013

Putnam Strategic Volatility Equity Fund(7)	3,527	2,959	July 31, 2013

Putnam Tax Exempt Income Fund	549,225	2,912,181	September 30, 2013

Putnam Tax Exempt Money Market Fund	19,922	Not Applicable	September 30, 2013

Putnam Tax-Free High Yield Fund	517,186	3,215,051	July 31, 2013

Putnam U.S. Government Income Trust	2,238,654	4,855,700	September 30, 2013

Putnam Voyager Fund	9,959,646	10,206,694	July 31, 2013

K-2

	Fees paid to Putnam Investor	Fees paid to Putnam Retail
	Services, Inc. for serving as investor	Management Limited Partnership
Fund	servicing agent ($)	pursuant to distribution plans ($)	Fiscal Year End

Putnam VT Absolute Return 500 Fund	15,327	13,504	December 31, 2012

Putnam VT American Government Income Fund	124,811	113,728	December 31, 2012

Putnam VT Capital Opportunities Fund	32,613	38,691	December 31, 2012

Putnam VT Diversified Income Fund	455,496	803,452	December 31, 2012

Putnam VT Equity Income Fund	372,500	479,082	December 31, 2012

Putnam VT George Putnam Balanced Fund	178,912	237,259	December 31, 2012

Putnam VT Global Asset Allocation Fund	211,766	181,133	December 31, 2012

Putnam VT Global Equity Fund	197,937	56,231	December 31, 2012

Putnam VT Global Health Care Fund	104,692	157,866	December 31, 2012

Putnam VT Global Utilities Fund	114,260	42,192	December 31, 2012

Putnam VT Growth and Income Fund	1,172,592	540,070	December 31, 2012

Putnam VT Growth Opportunities Fund	25,747	33,591	December 31, 2012

Putnam VT High Yield Fund	398,642	248,864	December 31, 2012

Putnam VT Income Fund	389,582	377,821	December 31, 2012

Putnam VT International Equity Fund	417,980	747,168	December 31, 2012

Putnam VT International Growth Fund	56,153	43,960	December 31, 2012

Putnam VT International Value Fund	109,902	93,372	December 31, 2012

Putnam VT Investors Fund	231,161	381,449	December 31, 2012

Putnam VT Money Market Fund	230,201	304,737	December 31, 2012

Putnam VT Multi-Cap Growth Fund	670,065	381,426	December 31, 2012

Putnam VT Multi-Cap Value Fund	34,664	27,164	December 31, 2012

Putnam VT Research Fund	55,333	80,031	December 31, 2012

Putnam VT Small Cap Value Fund	223,879	411,849	December 31, 2012

Putnam VT Voyager Fund	808,599	501,396	December 31, 2012

(1) Putnam Emerging Markets Income Fund has not completed a full fiscal year of operations. Amounts represent fees for the period March 27, 2013 (commencement of operations) to the semi-annual period ended May 31, 2013.

(2) Putnam Global Dividend Fund has not completed a full fiscal year of operations. Amounts represent fees for the period March 18, 2013 (commencement of operations) to the semi-annual period ended May 31, 2013.

(3) Putnam Intermediate-Term Municipal Income Fund has not completed a full fiscal year of operations. Amounts represent fees for the period March 18, 2013 (commencement of operations) to the semi-annual period ended May 31, 2013.

(4) The amounts for Putnam Low Volatility Equity Fund represent fees for the period March 18, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

(5) The amounts for Putnam Short Term Investment Fund represent fees for the period February 19, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

(6) Putnam Short-Term Municipal Income Fund has not completed a full fiscal year of operations. Amounts represent fees for the period March 18, 2013 (commencement of operations) to the semi-annual period ended May 31, 2013.

(7) The amounts for Putnam Strategic Volatility Equity Fund represent fees for the period March 18, 2013 (commencement of operations) to the fiscal period ended July 31, 2013.

K-3

Appendix L — 5% Beneficial Ownership

As of September 30, 2013, to the knowledge of the Putnam funds, no person owned beneficially or of record 5% or more of any class of shares of any Putnam fund, except as shown in the tables below. Additional ownership information for the Putnam closed-end funds is shown separately at the end of this Appendix L.

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Absolute Return 100 Fund
A	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	2,613,485	16.68%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,346,996	8.60%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	1,220,382	7.79%

A	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	3,093,515	19.74%

A	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	805,814	5.14%

A	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	868,868	5.55%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	36,356	11.90%

B	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	77,838	25.47%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	31,686	10.37%

B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	21,236	6.95%

C	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	591,198	19.22%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	470,151	15.28%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	414,261	13.46%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	342,414	11.13%

M	Marie C. Franklin
	683 RT 579
	Pittstown, NJ 08867	69,814	27.36%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	39,517	15.48%

M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	38,545	15.10%

M	Cetera Investment Services
	FBO — Karl A. Copenhafer
	400 First Street So. Suite 300
	PO Box 283
	St. Cloud, MN 56302-0283	19,942	7.81%

R	MG Trust Company
	FBO — Mid State Oil Tools, Inc.
	700 17th St., Ste. 300
	Denver, CO 80202-3304	8,644	29.00%

Class	Shareholder Name and Address	Holdings	Percentage Owned

R	MG Trust Company
	FBO — Stephen Burke, D.D.S., M.S. Inc.
	700 17th St., Ste. 300
	Denver, CO 80202-3531	4,507	15.12%

R	MG Trust Company
	FBO — Allergy Diagnostics
	700 17th St., Ste. 300
	Denver, CO 80202-3304	2,848	9.56%

R	MG Trust Company
	FBO — Nathan Bining, MD PLLC
	700 17th St., Ste. 300
	Denver, CO 80202-3304	2,883	9.67%

R	MG Trust Company
	FBO — P. Nathaniel Boe
	700 17th St., Ste. 300
	Denver, CO 80202-3304	2,445	8.20%

R	MG Trust Company
	FBO — Dramatic AudioPost, Inc.
	700 17th St., Ste. 300
	Denver, CO 80202-3304	2,849	9.56%

R	MG Trust Company
	FBO — Alexandre Boudnik
	700 17th St., Ste. 300
	Denver, CO 80202-3304	1,578	5.29%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	997	100.00%

R6	Great-West Trust Company —
	The Putnam Retirement Plan
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002	46,949	97.92%

Y	Merrill Lynch
	4800 Deer Lake Dr. E., FL 3
	Jacksonville, FL 32246-6484	1,376,484	18.73%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	832,978	11.33%

Y	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	485,673	6.61%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 7399-0001	818,387	11.13%

Y	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	80,406	10.97%

Y	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	848,841	11.55%

Y	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121	416,752	5.67%

Putnam Absolute Return 300 Fund
A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310	6,258,917	13.61%

A	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	7,935,098	17.26%

A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	5,114,487	11.13%

A	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	2,655,529	5.78%

A	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	2,877,584	6.26%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	198,055	16.23%

L-1

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Absolute Return 300 Fund (cont.)
B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	163,943	13.43%

B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310	124,500	10.20%

B	MLPF&S
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	124,270	10.18%

C	MLPF&S
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	2,633,758	16.47%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,650,266	16.57%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	1,805,565	11.29%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	1,708,614	10.68%

C	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	884,635	5.53%

C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121	1,124,981	7.03%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	249,991	24.00%

M	National Financial Services, LLC
	499 Washington BLvd
	Jersey City, NJ 07310-2010	212,590	20.41%

M	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	52,337	5.02%

R	TD Ameritrade TRCO
	PO Box 17748
	Denver, CO 80217-0748	12,445	17.23%

R	MG Trust Company
	FBO — Technology Advancements, Inc.
	70 17th St, Ste. 300
	Denver, CO 80202-3531	11,283	15.63%

R	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	7,356	10.19%

R	NFS, LLC
	FBO — State Street Bank & Trust TTEE /
	Waste Management Retirement Savings
	Plan / Mel Panko
	901 Eddystone Circle
	Naperville, IL 60565-6113	5,519	7.64%

R	MG Trust Company
	FBO — J2 Trading, Inc.
	717 17th St., Ste. 300
	Denver, CO 80202-3304	5,289	7.32%

R	MG Trust Company
	FBO — Carolyn Gilbert Enterprises, LLC
	700 17th St., Ste. 300
	Denver, CO 80202-3531	4,998	6.92%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	975	100.00%

R6	Great-West Trust Company —
	The Putnam Retirement Plan
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002	238,417	99.59%

Y	Merrill Lynch
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	6,221,918	27.66%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,364,255	10.51%

Y	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	2,274,690	10.11%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	1,835,088	8.16%

Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	3,119,431	13.87%

Y	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	1,415,242	6.29%

Y	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121	1,152,425	5.12%

Putnam Absolute Return 500 Fund
A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	5,181.772	15.76%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	4,337,273	13.18%

A	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	3,307,378	10.06%

A	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	2,419,645	7.36%

A	MLPF&S
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	1,703,033	5.18%

B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	691,576`	20.89%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	464,938	14.04%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	404,567	12.22%

B	MLPF&S
	4800 Deer Lake Dr. E., FL 3
	Jacksonville, FL 32246-6484	182,160	5.50%

B	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	202,749	6.12%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,361,297	14.26%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	1,970,369	11.90%

C	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	1,539,593	9.30%

C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	1,483,380	8.96%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	1,133,573	6.85%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	1,335,354	8.07%

L-2

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Absolute Return 500 Fund (cont.)
M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	133,988	21.34%

M	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	108,659	17.30%

M	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121	44,119	7.03%

R	MG Trust Company
	Salina Consolidated Fire District	14,899	7.90%

R	MG Trust Company
	Watten Discoe Bassett & McMains
	70017th St., Ste. 300
	Denver, CO 80202-3531	19,667	10.42%

R	TD Ameritrade Trust Company
	PO Box 17748
	Denver, CO 80217-0748	11,274	5.98%

R	MG Trust Company
	FBO — Nova Services, Inc.
	700 17th St., Ste. 300
	Denver, CO 80202-3531	10,144	5.38%

R	MG Trust Company
	FBO — Nedrow Fire Department
	700 17th St., Ste. 300
	Denver, CO 802023531	10,150	5.38%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	902	100.00%

R6	Great-West Trust Company —
	The Putnam Retirement Plan
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111	393,965	99.77%

Y	Merrill Lynch
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	3,771,227	19.77%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	2,620,877	13.74%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,724,898	9.04%

Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	1,825,859	9.57%

Y	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	1,668,820	8.75%

Y	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	1,339,393	7.02%

Putnam Absolute Return 700 Fund
A	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	1,797,147	6.27%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	4,066,013	14.19%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	3,757,649	13.11%

A	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	1,978,700	6.91%

A	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	1,835,172	6.40%

B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	468,478	19.69%

Class	Shareholder Name and Address	Holdings	Percentage Owned

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	380,305	15.99%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	228,733	9.61%

C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121	686,629	5.47%

C	MLPF&S
	4800 Deer Lake Dr. E., FL 3
	Jacksonville, FL 32246-6484	1,653,581	13.17%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,770,605	14.11%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	1,150,849	9.17%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	1,151,850	9.18%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	1,043,648	8.31%

C	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	712,153	5.67%

M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	85,557	21.36%

M	Stephen M. Schwartz & Valerie B. Schwartz
	5922 New England Woods Dr.
	Burke, VA 22015-2910	28,033	7.00%

M	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	22,599	5.64%

R	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	15,713	9.06%

R	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	29,353	16.92%

R	Allied Motion Technologies, Inc.
	MG Trust Company
	700 17th St. Ste. 300
	Denver, CO 80202-3531	28,056	16.17%

R	Pai Trust Company, Inc.
	Tom Vogel Agency Inc. 401k Pension Plan
	1300 Enterprise Dr.
	De Pere, WI 54115-4934	15,539	8.96%

R	Eric Compton / Compton Dental
	Center Retirement 401k Plan
	901 Fran Lin Pkwy
	Munster, IN 46321-3540	10,661	6.12%

R	Pai Trust Company, Inc.
	Eliot Lupkin P A 401k Plan
	1300 Enterprise Dr.
	De Pere, WI 54115-4934	10,586	6.10%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	867	100.00%

R6	Great-West Trust Company
	8515 E. Orchard Rd
	Greenwood Village, CO 80111-5002 536,544		99.84%

Y	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	13,190,955	39.57%

Y	Merrill Lynch
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	5,324,097	15.97%

L-3

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Absolute Return 700 Fund (cont.)
Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	3,778,165	11.33%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,963,799	5.89%

Putnam American Government Income Fund
A	MLPFS For The Sole Benefit Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	3,336,547	5.75%

A	Wells Fargo Advisors
	Special Custody Acct For The
	Exclusive Benefit Of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	3,574,077	6.16%

A	MLPFS For The Sole Benefit Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	3,336,547	5.75%

A	Wells Fargo Advisors
	Special Custody Acct For The
	Exclusive Benefit Of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	3,574,077	6.16%

B	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	120,747	12.02%

B	Pershing, LLC
	1 Pershing Plz
	Jersey City, NJ 07399-0001	94,823	9.44%

B	Wells Fargo Advisors
	Special Custody Acct For The
	Exclusive Benefit Of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	85,130	8.48%

B	National Financial Services LLC
	For The Exclusive Benefit Of
	Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	74,875	7.46%

C	Pershing, LLC
	1 Pershing Plz
	Jersey City, NJ 07399-0001	336,210	17.45%

C	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	230,435	11.96%

C	National Financial Services LLLC
	For The Exclusive Benefit Of
	Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	199,412	10.35%

C	Wells Fargo Advisors
	Special Custody Acct For The
	Exclusive Benefit Of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	180,536	9.37%

C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	101,599	5.27%

M	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	14,048	8.58%

Class	Shareholder Name and Address	Holdings	Percentage Owned

M	Philip Arpiarian & Zack Apkarian & Garo Moumdjian Ttees
	Holy Cross Church Endowment Trust
	U/A Dtd 02/02/1997
	428 Greenmount Ave.
	Cliffside Pk, NJ 07010-1634	25,126	15.35%

M	Charles Schwab & Co Inc
	Clearing Account For The Exclusive
	Benefit Of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	21,784	13.31%

R	State Street Bank Ttee Cust Fbo
	Adp Access
	1 Lincoln St.
	Boston, MA 02111-2901	391,331	45.47%

R	MG Trust Co Cust FBO
	Wegman Hessler And Vanderburg 401k
	700 17th St Ste 300
	Denver, CO 80202-3531	64,006	7.44%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,113	100%

R6	Great-West Trust Company, LLC
	8515 E. Orchard Road
	Greenwood Village, CO 80111-5002	277,146	99.43%

Y	Merrill Lynch For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	147,813	6.21%

Y	Pershing, LLC
	1 Pershing Plz
	Jersey City, NJ 07399-0001	264,230	11.10%

Y	National Financial Services LLC
	For The Exclusive Benefit Of
	Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	222,859	9.36%

Y	RBC Capital Markets, LLC
	510 Marquette Ave S
	Minneapolis, MN 55402-1110	492,573	20.69%

Y	DCGT Trustee/Custodian for
	Principal Financial Group
	711 High Street
	Des Moines, IA 50322	130,581	5.49%

Y*	Mercer Trust Company	286,861	12.05%

Putnam AMT-Free Municipal Fund
A	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	4,325,213	18.48%

A	National Financial Services LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281-5503	1,761,597	7.53%

A	Merrill, Lynch, Pierce Fenner & Smith
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	2,997,595	12.81%

A	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	1,683,606	7.19%

A	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	1,316,643	5.63%

A	Edward D. Jones & Co.
	201 Progress Parkway
	Maryland, Heights, MO 63043-3009 1,441,609		6.16%

B	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	77,585	37.71%

B	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	36,733	15.01%

L-4

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam AMT-Free Municipal Fund (cont.)
B	National Financial Services LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281-5503	23,940	9.79%

B	Merrill, Lynch, Pierce Fenner & Smith
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	12,755	5.21%

B	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716	14,250	5.82%

B	RBC Capital Markets, LLC
	510 Marquette Ave S
	Minneapolis, MN 55402-1110	17,211	7.03%

C	National Financial Services LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281-5503	547,051	25.03%

C	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Center Drive
	San Diego, CA 92121-1968	157,663	7.21%

C	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	329,965	15.10%

C	Merrill, Lynch, Pierce Fenner & Smith
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	213,863	9.79%

C	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	174,645	7.99%

C	UBS WM USA
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086	128,244	5.87%

C	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	165,115	7.55%

M	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	12,709	17.11%

M	National Financial Services LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281-5503	32,248	43.42%

M	Joan M. Novak & Eugene S. Novak
	2091 E Parkview Circle
	Hoffman Estates, IL 60169-2644	6,291	8.47%

M	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	6,499	8.75%

Y	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	528,439	29.66%

Y	Merrill, Lynch, Pierce Fenner & Smith
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	417,549	23.44%

Y	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	365,205	20.50%

Y	National Financial Services LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281-5503	227,471	12.77%

Y	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	111,138	6.24%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Arizona Tax Exempt Income Fund
A	Edward D Jones & Co
	For the Benefit of Customers
	12555 Manchester Rd.
	Saint Louis, MO 63131-3729	505,120	9.58%

A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	484,458	9.19%

A	Wells Fargo Advisors
	Special Custody Acct for the Exclusive
	Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	481,613	9.13%

A	National Financial Services, LLC for the
	Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	444,168	8.42%

A	UBS Wealth Management USA
	0O0 11011 6100
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	311,694	5.91%

A	MLPF&S for the Sole Benefit
	of its Customers
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	284,454	5.39%

A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	288,584	5.47%

A	Charles Schwab & Co. Inc.
	101 Montgomery Street
	San Francisco, CA 94104-4151	267,749	5.08%

B	National Financial Services, LLC
	for the Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	61,135	42.16%

B	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	32,991	22.75%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	15,174	10.46%

B	George Migliorisi & Ann Migliorisi Trustees
	Migliorisi Family Living Trust U/A
	Dtd 09/20/2010
	13034 W Pinnacle Vista Dr.
	Peoria, AZ 85383-7606	11,123	7.67%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	94,200	32.98%

C	MLPF&S for the Sole Benefit
	of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	70,550	24.70%

C	National Financial Services, LLC
	for the Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	28,918	10.13%

L-5

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Arizona Tax Exempt Income Fund (cont.)
C	UBS Wealth Management USA
	0O0 11011 6100
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	15,931	5.58%

M	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	43,345	35.74%

M	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	35,104	28.95%

M	Edward D Jones & Co
	For the Benefit of Customers
	12555 Manchester Rd.
	Saint Louis, MO 63131-3729	16,186	13.35%

M	Robert W Baird & Co., Inc
	777 E Wisconsin Ave.
	Milwaukee, WI 53202-5300	11,258	9.28%

Y	MLPF&S for the Sole Benefit
	of its Customers
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	203,560	65.81%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	28,466	9.20%

Y	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	29,411	9.51%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	19,055	6.16%

Y	Charles Schwab & Co Inc.
	Special Custody A/C FBO Customers
	Attn: Mutual Funds
	101 Montgomery St.
	San Francisco, CA 94104-4151	18,269	5.91%

Putnam Asia Pacific Equity Fund
A	Putnam, LLC
	One Post Office Square
	Boston, MA 02109-2199	410,659	56.97%

A	National Financial Services, LLC
	For the exclusive benefit
	of our customers
	499 Washington Blvd
	Attn: Mutual Funds Dept. 4th Fl.
	Jersey City, NJ 07310-2010	39,685	5.51%

B	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399 -0001	6,177	27.11%

B	Hartman Technology Solutions Inc.
	Simple IRA Plans A/C Troy L Hartman
	7200 S Moor Cross Dr.
	Sioux Falls, SD 57108-3362	2,067	9.07%

B	Eleanor V Aguirre Roth IRA Plan
	10310 Serrano Ave.
	San Jose, CA 95127-3245	1,471	6.46%

B	Cornwall Central School District 403(B)
	Plan A/C
	Irene L Pons
	38 McCanns Ln.
	Cornwall, NY 12518-1518	1,216	5.34%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399 -0001	10,045	25.46%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	LPL Financial Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	3,986	10.10%

C	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94101-4151	4,218	10.69%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	2,043	5.18%

M	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94101-4151	474	10.68%

M	David W Clark
	TOD Natalia Al Clark
	Subject to STA TOD Rules
	3647 Round Top Rd.
	Elizabethtown, PA 17022-9057	1,657	37.35%

M	James W Wemyss
	Roth IRA Conversion Plan
	4208 Chapman Dr.
	Kent, OH 44240-6878	892	20.10%

M	Gail Willis Roth IRA Plan
	5423 Great Woods Dr.
	Indianapolis, IN 46224-6181	269	6.07%

M	Keith A Conaway
	Roth IRA Conversion Plan
	14008 Brangus Rd.
	Shawnee, OK 74804-9633	269	6.06%

M	Bonnie K Thomas IRA Plan
	N6578 Nehring Rd.
	Pardeeville, WI 53954-9502	251	5.66%

R	MG Trust Co. Customer for the
	benefit of Synergy Concepts Inc.
	700 17th St. Suite 300
	Denver, CO 80202-3531	1,543	14.28%

R	MG Trust Co. Customer
	Passantino Andersen Communications,
	700 17th St. Suite 300
	Denver, CO 80202-3531	1,498	13.87%

R	MG Trust Co. Customer for the
	benefit of Swerve Inc.
	700 17th St. Suite 300
	Denver, CO 80202-3531	1,014	9.38%

R	MG Trust Co. Customer for the
	benefit of Sama Medical Billing, LLC
	700 17th St. Suite 300
	Denver, CO 80202-3531	837	7.74%

R	Bridgeport CT Board of Education
	403(B) Plan
	A/C John M Fabrizi
	120 Doreen Dr.
	Bridgeport, CT 06604-1001	870	8.05%

R	MG Trust Co. Customer for the
	benefit of Brown Sterman
	Reznik & Gershkowitz
	700 17th St. Suite 300
	Denver, CO 80202-3531	796	7.37%

R	MG Trust Co. Customer for the
	benefit of Boys and Girls
	Club of Conejo & Las
	700 17th St. Suite 300
	Denver, CO 80202-3531	586	5.42%

R	MG Trust Co. Customer for the
	benefit of Klone Lab
	700 17th St. Suite 300
	Denver, CO 80202-3531	825	7.64%

Y**	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	50,962	70.51%

Y**	Great-West Trust Company, LLC —
	The Putnam Deferred
	Compensation Plans	9,587	13.26%

L-6

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam California Tax Exempt Income Fund
A	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484	21,021,065	12.26%

A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	21,141,736	12.33%

A	Wells Fargo Advisors
	2801 Market St.
	Saint Louis, MO 63103-2523	19,015,622	11.09%

A	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	9,711,301	5.67%

A	UBS Wealth Management USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	9,295,344	5.42%

A	National Financial Services LLC
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	9,179,958	5.36%

B	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	9,267,049	5.41%

B	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	295,475	31.88%

B	Wells Fargo Advisors
	2801 Market St.
	Saint Louis, MO 63103-2523	170,059	18.35%

B	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484	93,748	10.11%

B	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	164,611	17.76%

C	Wells Fargo Advisors
	2801 Market St.
	Saint Louis, MO 63103-2523	1,523,956	25.37%

C	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484	1,202,639	20.02%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	573,788	9.55%

C	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	486,056	8.09%

C	National Financial Services LLC
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	416,263	6.93%

C	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	572,273	9.53%

M	Wells Fargo Advisors
	2801 Market St.
	Saint Louis, MO 63103-2523	17,853	5.34%

M	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	17,116	5.12%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	90,904	27.21%

M	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	43,118	12.91%

M	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	24,100	7.21%

Class	Shareholder Name and Address	Holdings	Percentage Owned

M	Edward D. Jones & Co.
	201 Progress Parkway
	Maryland Heights, MO 63043-3003	17,116	5.12%

M	Vanguard Brokerage Services
	P.O. Box 1170
	Valley Forge, PA 19482-1170	21,727	6.50%

M	Stifel Nicolaus & Co., Inc.
	501 N Broadway
	Saint Louis, MO 63102-2131	21,400	6.41%

Y	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484	2,681,654	38.54%

Y	Wells Fargo Advisors
	2801 Market St.
	Saint Louis, MO 63103-2523	922,183	13.25%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	757,346	10.88%

Y	RBC Capital Markets, LLC
	510 Marquette Ave. S
	Minneapolis, MN 55402-1110	591,233	8.50%

Y	LPL Financial Services
	P.O. Box 509046
	San Diego, CA 92150-9046	415,201	5.97%

Y	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	549,240	7.89%

Y	Raymond James
	880 Carillon Pkwy.
	St. Petersburg, FL 33716-1100	624,420	8.97%

Putnam Capital Opportunities Fund
A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399 -0001	1,142,759	6.24%

A	MLPF&S for the Sole Benefit
	of its Customers
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	1,042,045	5.69%

B	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399 -0001	63,108	6.67%

C	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716	392,904	20.92%

C	Wells Fargo Advisors
	Special Custody Acct for the Exclusive
	Benefit of Customer
	2801 Market St.
	St. Louis, MO 63103-2523	289,354	15.40%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399 -0001	204,126	10.87%

C	MLPF&S for the Sole Benefit
	of its Customers
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	138,901	7.39%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	130,958	6.97%

R	MLPF&S for the Sole Benefit
	of its Customers
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	329,901	25.67%

R	State Street Bank FBP ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901	174,682	13.59%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	829	100.00%

L-7

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Capital Opportunities Fund (cont.)
R6**	Great-West Trust Company LLC TTEE —
	The Putnam Retirement Plan	605,237	99.86%

Y	National Financial Services, LLC
	For the Exclusive Benefit
	of Our Customers
	Attn: Mutual Funds Dept. 4th Fl.
	499 Washington Blvd
	Jersey City, NJ 07310-2010	857,017	24.27%

Y	MLPF&S for the Sole Benefit of its Customers
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	339,482	9.62%

Y	Wells Fargo Retirement Plan Services
	P.O. Box 1533
	Minneapolis, MN	305,401	8.65%

Y	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	217,442	6.16%

Y**	Great-West Trust Collc LLC FBO
	Putnam — Recordkeeping for
	Various Benefit Plans	876,100	24.81%

Putnam Capital Spectrum Fund
A	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	12,521,847	25.00%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	7,867,625	15.71%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	4,731,976	9.45%

A	MLPF&S
	4800 Deer Lake Dr, E. FL 3
	Jacksonville, FL 32246-6484	3,354,944	6.70%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	245,037	14.95%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	242,227	14.78%

B	MLPF&S
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	197,409	12.05%

B	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	98,403	5.01%

B	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	83,995	5.13%

C	MLPF&S
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	4,517,597	19.76%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	3,429,809	15.00%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,389,241	10.45%

C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	2,212,226	9.67%

C	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	2,003,901	8.76%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	1,962,347	8.58%

C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	2,002,868	8.76%

Class	Shareholder Name and Address	Holdings	Percentage Owned

M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	45,146	21.91%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	28,353	13.76

M	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	32,049	15.55%

M	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	10,583	5.14%

R	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	31,586	16.08%

R	MLPF&S
	4800 Deer Lake Dr., E. FL.3
	Jacksonville, FL 32246-6484	17,464	8.89%

R	Frontier Trust Company
	FBO — Triumph Transport Inc.
	Retirement
	PO Box 10758
	Fargo, ND 58106-0758	14,674	7.47%

R	Frontier Trust Company
	FBO — Dunstan Dental Center
	PO Box 10758
	Fargo, ND 58106-0758	16,811	8.56%

R	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	15,012	7.64%

Y	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	14,104,103	23.62%

Y	MLPF&S
	4800 Deer Lake Dr., E. FL.3
	Jacksonville, FL 32246-6484	10,931,687	18.31%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	8,908,330	14.92%

Y	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	6,162,341	10.32%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	4,987,754	8.35%

Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	3,450,547	5.78%

Putnam Convertible Securities Fund
B	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	34,564	6.67%

C	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	244,744	11.56%

M	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	19,362	11.67%

A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	1,399,156	5.87%

A	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	1,843m508`	7.74%

L-8

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Convertible Securities Fund (cont.)
A	National Financial Services, LLC
	For The Exclusive Benefit
	of Our Customers
	200 Liberty St., 5th Fl
	One World Financial Center
	New York, NY 10281-5503	1,476,834	6.20%

A	Edward D. Jones & Co.
	201 Progress Parkway
	Maryland Heights, MO 63043-3003	1,379,557	5.79%

A	Wells Fargo Advisors
	2801 Market Street
	St. Louis, MO 63103-2523	1,286,673	5.40%

A	UBS Wealth Management
	0O0 11011 6100
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	1,391,832	5.84%

B	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Dear Lake Dr. East FL 3
	Jacksonville, FL 32246-6484	156,490	30.19%

B	Wells Fargo Advisors
	2801 Market Street
	St. Louis, MO 63103-2523	90,592	17.48%

B	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	32,388	6.25%

C	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Dear Lake Dr. East FL 3
	Jacksonville, FL 32246-6484	661,011	31.22%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	239,887	11.33%

C	Wells Fargo Advisors
	2801 Market Street
	St. Louis, MO 63103-2523	178,490	8.43%

C	UBS Wealth Management
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	143,831	6.79%

C	Raymond James
	Omnibus for Mutual Funds
	880 Carillon Pkwy.
	St. Peterburg, FL 33716-1100	106,744	5.04%

M	National Financial Services, LLC
	For The Exclusive Benefit
	of Our Customers
	200 Liberty St., 5th Fl
	One World Financial Center
	New York, NY 10281-5503	21,085	12.71%

M	DCGT for Principal Financial Group
	711 High St.
	Des Moines, IA 50329-0001	11,291	6.81%

M	Edward D. Jones & Co.
	201 Progress Parkway
	Maryland Heights, MO 63043-3003	9,342	5.63%

M	Nationwide Trust Company
	c/o IPO Portfolio Accounting
	PO Box 182029
	Columbus, OH 43218-2029	13,252	7.99%

R	State Street Bank TTEE Cust
	For the Benefit of ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901	54,136	22.55%

R	MG Trust Company Cust.
	Strata G Profit Sharing Plan
	700 17th St. Ste 300
	Denver, CO 80202-3531	31,417	13.09%

Class	Shareholder Name and Address	Holdings	Percentage Owned

R	Reliance Trust Company
	Assoc in Obstetrics & Gynecology
	Profit Sharing Plan
	PO Box 48529
	Atlanta, GA 30362-1529	25,033	10.43%

R	Capital Bank and Trust Company
	Select Rehabilitation Inc. 401k
	8515 E. Orchard Rd #2T2
	Greenwood Village, CO 80111-5002 23,977		9.99%

R	MG Trust Company Cust.
	Dalton Ear Nose and Throat Association
	700 17th St. Ste 300
	Denver, CO 80202-3531	21,490	8.95%

Y	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Dear Lake Dr. East FL 3
	Jacksonville, FL 32246-6484	2,223,769	27.93%

Y	Wells Fargo Advisors
	2801 Market Street
	St. Louis, MO 63103-2523	1,034,067	12.99%

Y	Charles Schwab & Co Inc.
	Special Custody A/C
	For the Benefit of Customers
	Attn: Mutual Funds
	101 Montgomery St.
	San Francisco, CA 94104-4151	471,325	5.92%

Y	Wells Fargo Bank NA
	St. Alexius Medical Center Ret Plan
	8515 E. Orchard Rd. # 2T2
	Greenwood Village, CO 80111-5002 402,932		5.06%

Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	694,294	8.72%

Putnam Diversified Income Trust
A	UBS Wealth Management USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	69,203,865	23.50%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	26,792,313	9.10%

A	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	17,647,268	5.99%

A	National Financial Services, LLC
	499 Washing Blvd
	Jersey City, NJ 07310-2010	22,328,981	7.58%

A	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	20,536,029	6.97%

A	Raymond James
	Omnibus for Mutual Funds
	Attn: Courtney Waller
	880 Carillon Way
	St. Petersburg, FL 33716-1100	18,975,966	6.44%

B	MLPF&S
	4800 Deer Lake Drive, E. FL 3
	Jacksonville, FL 32246-6484	1,603,487	15.46%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,801,042	17.36%

B	National Financial Services, LLC
	499 Washington Blvd, 4th Floor
	Attn: Mutual Funds Dept
	Jersey City, NJ 07310-2010	1,250,528	12.05%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	1,132,154	10.91%

C	MLPF&S
	4800 Deer Lake Drive, E., FL 3
	Jacksonville, FL 32246-6484	21,730,183	22.18%

C	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	10,493,662	10.71%

L-9

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Diversified Income Trust (cont.)
C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	9,981,736	10.19%

C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	13,557,443	13.84%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	7,520,440	7.68%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	6,516,298	6.65%

C	LPL Financial
	8785 Towne Centre Dr.
	San Diego, CA 92121-1968	5,471,890	5.59%

M	SMBC Friend Securities Co., Ltd
	fbo Sumitomo Mitsui Banking Corp.
	Product Admin & Operations Dept.
	Investment Trust & Insurance Group
	7-12, Nihonbashi-Kabutocho
	Chuo-Ku, Tokyo 103-8221 Japan	21,787,418	71.14%

M	SMBC Friend Securities Co., Ltd
	Product Admin & Operations Dept.
	Investment Trust & Insurance Group
	7-12, Nihonbashi-Kabutocho
	Chuo-Ku, Tokyo 103-8221 Japan	6,174,660	20.16%

R	MLPF&S
	4800 Deer Lake Dr., E., Fl.3
	Jacksonville, FL 32246-6484	45,140	7.50%

R	MG Trust Company
	FBO — Webb Wilson
	700 17th St., Ste. 300
	Denver, CO 80202-3531	33,028	5.49%

R	DCGT as Trustee for Principal
	Financial Group
	711 High St.
	Des Moines, IA 50392-2732	46,440	7.72%

R	MG Trust Company
	Hebberd-Kulow Enterprises
	717 17th St. Ste 1300
	Denver, CO 80202-3304	39,389	6.55%

Y	Merrill Lynch
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	68,093,670	42.33%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	20,012,286	12.44%

Y	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	13,239,597	8.23%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	8,294,417	5.16%

Y	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	8,347,737	5.19%

Putnam Dynamic Asset Allocation Balanced Fund
A	National Financial Services, LLC
	For the Exclusive Benefit
	of our Customers
	200 Liberty Street, 5th fl
	One World Financial Center
	New York, NY 10281-5503	5,075,702	6.90%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	4,868,830	6.62%

Class	Shareholder Name and Address	Holdings	Percentage Owned

A	Edward D Jones & Co
	Attn: Mutual Fund
	Shareholder Accounting
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009	3,826,114	5.20%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	619,767	10.03%

B	National Financial Services, LLC
	For the Exclusive Benefit
	of our Customers
	200 Liberty Street, 5th fl
	One World Financial Center
	New York, NY 10281-5503	543,467	8.79%

B	Wells Fargo Advisors
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	506,507	8.20%

B	Charles Schwab & Co Inc.
	Clearing Account
	For the Exclusive Benefit
	of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	456,022	7.38%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	755,157	8.51%

C	Wells Fargo Advisors
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	609,156	6.86%

C	MLPF&S For The Sole Benefit
	of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	543,232	6.12%

C	National Financial Services, LLC
	For the Exclusive Benefit
	of our Customers
	200 Liberty Street, 5th fl
	One World Financial Center
	New York, NY 10281-5503	525,423	5.92%

M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	109,777	5.42%

M	DCGT as Trustee for Principal
	Financial Group
	711 High St.
	Des Moines, IA 50392-0001	212,589	10.50%

M*	DTM Companies 401(k) Plan	265,533	13.11%

R	MG Trust Company Cust.
	FBO Cannon Group Inc.
	700 17th St. Ste 300
	Denver, CO 80202-3531	64,406	6.75%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	902	100.00%

R6	Putnam LLC
	One Post Office Square
	Boston, MA 02109	826,558	99.89%

Y	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	445,858	5.11%

Y*	Connecticut Pipe Trades
	Local No. 77 Annuity Plan	1,312,812	15.04%

Y***	Putnam Retirement Ready 2025
	Fund — A shares	901,882	10.33%

L-10

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Dynamic Asset Allocation Balanced Fund (cont.)
Y***	Putnam Retirement Ready 2020
	Fund — A shares	760,611	8.71%

Y**	Great-West Trust Company, LLC —
	Recordkeeping for various
	benefit plans	1,334,634	15.29%

Putnam Dynamic Asset Allocation Conservative Fund
A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NY 07310-2010	1,994,746	5.37%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,944,330	5.23%

A*	Iron Workers Local #17
	Annuity Plan	2,386,311	6.42%

B	Wells Fargo Advisors
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	436,685	17.64%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	180,230	7.28%

B	National Financial Services, LLC
	For the Exclusive Benefit
	of our Customers
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	221,128	8.93%

B	Charles Schwab & Co Inc.
	Clearing Account
	For the Exclusive Benefit
	of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	206,363	8.33%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	480,936	9.64%

C	Wells Fargo Advisors
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	422,770	8.48%

C	MLPF&S For The Sole Benefit
	of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	311,579	6.25%

C	National Financial Services, LLC
	For the Exclusive Benefit
	of our Customers
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	250,776	5.03%

M	Mid Atlantic Trust Company
	Commonwealth Credit Union 401K
	Retirement Savings Plan
	1251 Waterfront Pl. Ste. 525
	Pittsburgh, PA 15222-4228	62,364	10.45%

M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	52,260	5.75%

M	National Financial Services, LLC
	For the Exclusive Benefit
	of our Customers
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	46,491	5.11%

M*	DTM Companies 401(k) Plan	94,980	10.45%

R	MG Trust Company Cust.
	FBO EOL Management Co. LLC
	700 17th St. Ste. 300
	Denver, CO 80202-3531	25,272	6.01%

Class	Shareholder Name and Address	Holdings	Percentage Owned

R	MG Trust Company Cust.
	FBO Southern Cross Aviation LLC
	700 17th St. Ste. 300
	Denver, CO 80202-3531	21,253	5.05%

R	MG Trust Company Cust.
	FBO — MAPP Biopharmaceutical, Inc.
	700 17th St. Ste. 300
	Denver, CO 80202-3531	22,285	5.30%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,070	100.00

R6	Putnam LLC
	One Post Office Square
	Boston, MA 02109	285,996	99.63%

Y*	Connecticut Pipe Trades
	Local No. 77 Annuity Plan	695,163	11.16%

Y**	Great-West Trust Company, LLC —
	Recordkeeping for various
	benefit plans	2,549,691	40.93%

Y***	Putnam Retirement Ready 2015
	Fund — A shares	459,349	7.37%

Y***	Putnam Retirement Income Fund
	Lifestyle 1 — A shares	497,263	7.98%

Putnam Dynamic Asset Allocation Equity Fund
A	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,791	64.71%

A	Christine M. Barrett
	10 Knower Road
	Westminster, MA 01473-1453	619	22.35%

A	Robert Reynolds
	153 Garfield Road
	Concord, MA01742-4905	179	6.47%

A	Ravi Akhoury
	6 Pine Valley Way
	Florham Park, NJ 07932-2700	179	6.47%

Y***	Putnam Retirement Ready 2050
	Fund — A shares	234,652	10.52%

Y***	Putnam Retirement Ready 2050
	Fund — A shares	126,717	10.11%

Y***	Putnam Retirement Ready 2050
	Fund — Y shares	200,339	9.07%

Y***	Putnam Retirement Ready 2045
	Fund — A shares	323,627	14.65%

Y***	Putnam Retirement Ready 2045
	Fund — Y shares	159,304	7.21%

Y***	Putnam Retirement Ready 2040
	Fund — A shares	303,733	13.75%

Y***	Putnam Retirement Ready 2040
	Fund — R shares	132,733	6.01%

Y***	Putnam Retirement Ready 2035
	Fund — A shares	222,048	10.05%

Putnam Dynamic Asset Allocation Growth Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	4,943,272	6.34%

A	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	4,963,242	6.12%

A	Edward D Jones & Co
	Attn: Mutual Fund Shareholder Accounting
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009	4,313,093	5.53%

B	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	582,953	7.52%

L-11

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Dynamic Asset Allocation Growth Fund (cont.)
B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	565,559	7.29%

B	Wells Fargo Advisors
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	434,764	5.61%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	973,860	10.10%

C	Wells Fargo Advisors
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	774,292	8.03%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	762,659	7.91%

C	MLPF&S For The Sole Benefit
	of Its Customers
	Attn Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	563,666	5.85%

C	National Financial Services, LLC
	For the Exclusive Benefit
	of our Customers
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	545,374	5.66%

M*	DTM Companies 401(k) Plan	134,815	7.58%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	3,238	100.00%

R6	Putnam LLC
	One Post Office Square
	Boston, MA 02109	792	100.00%

Y*	Connecticut Pipe Trades Local
	No. 77 Annuity Plan	808,954	9.77%

Y**	Great-West Trust Company, LLC —
	Recordkeeping for various
	benefit plans	1,420,842	17.16%

Y***	Putnam Retirement Ready 2035
	Fund — A shares	639,313	7.72%

Y***	Putnam Retirement Ready 2035
	Fund— Y shares	459,093	5.54%

Y***	Putnam Retirement Ready 2030
	Fund — A shares	680,011	8.21%

Putnam Dynamic Risk Allocation Fund
A	Saxon & Co.
	PO Box 7780-1888
	Philadelphia, PA 19182-0001	228,495	5.13%

A	UBS WM USA
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	986,966	22.16%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	313,735	7.04%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	67,623	22.88%

B	MLPF&S for the Sole Benefit
	of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E. FL 3
	Jacksonville, FL 32246-6484	61,598	20.84%

Class	Shareholder Name and Address	Holdings	Percentage Owned

B	Raymond James
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, FL 33716	28,223	9.55%

C	UBS WM USA
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	322,987	17.23%

C	MLPF&S for the Sole Benefit
	of its Costumers
	Attn: Fund Administration
	4800 Deer Lake Dr. E. FL 3
	Jacksonville, FL 32246-6484	248,243	13.24%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	227,184	12.12%

C	Raymond James
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, FL 33716	239,207	12.76%

C	National Financial Services LLC
	Attn:Mutual Funds Dept 4th Fl.
	499 Washington Blvd.
	Jersey City, NJ 07310-2010	120,653	6.43%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl.
	Jersey City, NJ 07311	130,823	6.98%

M	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	6,608	20.13%

M	Putnam Fiduciary Trust Co
	Giving Tree Inc.
	A/C Kathryn Cochran
	240 Portage St.
	Oak Harbor, OH 43449-1443	5,626	17.14%

M	Putnam Fiduciary Trust Co
	James C. Wilson
	233 W. South Park Ave.
	Oshkosh, WI 54902-6537	3,672	11.19%

M	Putnam Fiduciary Trust Co
	Barbara M. McCullen
	9 41st St. Unit 123
	Ocean City, MD 21842-6815	2,683	8.17%

M	Putnam Fiduciary Trust Co
	Stephen R. Romenesko
	N3564 Farrell Road
	Kaukauna, WI 54130-7859	2,513	7.66%

R	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl.
	Jersey City, NJ 07311	31,557	75.82%

R	Putnam Investment Holdings, LLC
	1 Post Office Square
	Boston, MA 02109-2199	10,000	24.03%

R5	Putnam Investment Holdings, LLC
	1 Post Office Square
	Boston, MA 02109-2199	986	100%

R6**	Great-West Trust Company, LLC
	The Putnam Retirement Plan	198,309	99.51%

Y	Wells Fargo Bank FBO
	1525 West WT Harris Blvd.
	Charlotte, NC 28288-1076	2,285,447	17.36%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	694,817	5.28%

L-12

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Dynamic Risk Allocation Fund (cont.)
Y	NFS LLC FBO
	FMTC as Trustee for Delphi Alternative
	1 Spartan Way, #T520
	Merrimack, NH 03054-4300`	5,358,911	40.71%

Y	National Financial Services LLC
	Attn:Mutual Funds Dept 4th Fl.
	499 Washington Blvd.
	Jersey City, NJ 07310-2010	2,289,260	17.39%

Putnam Emerging Markets Equity Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07303-2052	603,707	22.99%

A	National Financial Services LLC
	For the Exclusive Benefit
	of Our Customers
	489 Washington Blvd
	Jersey City, NJ 07303-2052	182,529	6.95%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07303-2052	37,838	16.02%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	14,562	6.16%

B	National Financial Services LLC
	For the Exclusive Benefit of Our Customers
	489 Washington Blvd
	Jersey City, NJ 07303-2052	15,344	6.50%

C	UBS WM USA
	Omni Account M/F
	Attm: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	23,874	9.51%

C	MLPF&S for the Sole Benefit
	of its Costumers
	Attn: Fund Administration
	4800 Deer Lake Dr. E. FL 3
	Jacksonville, FL 32246-6484	23,233	9.26%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07303-2052	26,591	10.59%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	16,925	6.49%

C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	15,102	6.02%

M	RBC Capital Markets, LLC
	510 Marquette Ave S
	Minneapolis, MN 55402-1110	4,333	8.90%

M	Ameritrade, Inc.
	PO Box 2226
	Omaha, NE 68103-2226	2,495	5.13%

M	National Financial Services LLC
	For the Exclusive Benefit of Our Customers
	489 Washington Blvd
	Jersey City, NJ 07303-2052	5,580	11.46%

M	Mark Rutherford
	SEP IRA Plan
	1001 N. Stockton Hill Road Ste. A
	Kingman, AZ 86401-6277	3,745	7.69%

M	Herman L. Zeller
	IRA Plan
	1941 Pamela St.
	Oxnard, CA 93036-2799	3,570	7.33%

M	Sarah A. Dobroth
	PO BOX 368
	Grover Beach, CA 93483-0368	2,723	5.59%

Class	Shareholder Name and Address	Holdings	Percentage Owned

R	MG Trust Co. Cust. FBO
	Patenaude Wealth Management Inc,
	700 17th St, Ste 300
	Denver, CO 80202-3531	5,223	16.39%

R	MG Trust Co. Cust. FBO
	Brett S. Goymerac DDS OPC
	700 17th St, Ste 300
	Denver, CO 80202-3531	4,043	12.69%

R	MG Trust Co. Cust. FBO
	LCN Services
	700 17th St, Ste 300
	Denver, CO 80202-3531	3,231	10.14%

R	MG Trust Co. Cust. FBO
	Choice One Builders LLC
	700 17th St, Ste 300
	Denver, CO 80202-3531	1,893	5.94%

R	MG Trust Co. Cust. FBO
	Fresh Girl Trading Inc
	700 17th St, Ste 300
	Denver, CO 80202-3531	1,715	5.38%

R	Bridgeport CT Board of Education
	403(b) Plan
	A/C John M. Fabrizi
	120 Doreen Dr.
	Bridgeport, CT 06604-1001	1,723	5.41%

R	Merrill Lynch
	4800 Deer Lake Dr. E. FL 3
	Jacksonville, FL 32246-6484	3,520	11.05%

Y	Merrill Lynch
	4800 Deer Lake Dr. E. FL 3
	Jacksonville, FL 32246-6484	63,928	10.25%

Y****	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	368,009	58.99%

Putnam Emerging Markets Income Fund
A	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,013,527	97.97%

B	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,014	47.77%

B	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	985	46.40%

B	David C. Hartke IRA Rollover Plan
	3666 Ripplegrove Dr.
	Cincinnati, OH 45251	124	5.83%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	10,312	87.59%

C	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,013	8.61%

M	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,016	45.41%

M	Terry L. Masterson TOD
	Multiple Beneficiaries
	7150 Buckskin Trl
	Peoria, AZ 85383-7204	596	26.63%

M	Kelly D. Herriman ROTH IRA Plan
	5821 County Road 550
	Marquette, MI 49855-9755	403	17.99%

M	Kelly D. Herriman IRA Plan
	5821 County Road 550
	Marquette, MI 49855-9755	223	9.97%

Y	Great-West Trust Co LLC FBO PUT INV
	The Putnam Retirement Plan
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002	7,356	12.62%

Y	Jameson A. Baxter & Reginald Baxter
	626 Old Bard Rd.
	LK Barrington, IL 60010-6203	4,990	8.56%

L-13

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Emerging Markets Income Fund (cont.)
Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	4,850	8.32%

Y	Barbara M. Baumann
	110 Eudora St.
	Denver, CO 80220-6314	3,496	6.00%

Y	Great-West Trust Co LLC FBO PUT INV
	Executive DEF Comp Pl 401k
	C/O Fascore, LLC
	8515 E. Orchard Rd, #2T2
	Greenwood Village, Co 80111-5002 21,786		37.39%

Y	Kevin F. Murphy & Lana Murphy
	14 Sears Rd.
	Wayland, MA 01778-2116	11,021	18.91%

Putnam Equity Income Fund
A	Edward D. Jones & Co.
	201 Progress Pkwy
	Maryland Heights, MO
	63043-3009	15,672,950	10.05%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	11,813,667	7.57%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	9,163,048	5.87%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	368,610	7.19%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	312,340	6.09%

B	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	304,676	5.94%

B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	268,948	5.25%

C	MLPF&S
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	1,774,840	18.14%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,056,508	10.80%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	766,266	7.83%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	759,557	7.76%

C	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	718,179	7.34%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	523,624	5.35%

C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	532,618	5.44%

M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	104,711	5.19%

M	Edward D. Jones & Co.
	201 Progress Pkwy
	Maryland Heights, MO 63043-3009	312,122	15.46%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	102,746	5.09%

Class	Shareholder Name and Address	Holdings	Percentage Owned

R	State Street Bank TTEE
	ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901	1,626,969	35.54%

R	Hartford Life Insurance Co.
	DC III Separate Acct Cl R
	Attn: UIT Operations
	1 Griffin Rd N
	Windsor, CT 06095-1512	905,955	19.79%

R	MLPF&S
	4800 Deer Lake Dr. E., FL 3
	Jacksonville, FL 32246-6484	322,903	7.05%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	669	100.00%

R6	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,253,774	17.63%

R6	JP Morgan Chase TTEE FBO
	TJX Companies, INc. General
	Savings/Profit Sharing Plan
	11500 Outlook St.
	Overland Park, KS 66211-1804	5,027,041	70.67%

Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	5,730,945	10.86%

Y	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	2,863,907	5.43%

Y**	Great-West Trust Company, LLC —
	Recordkeeping for various
	benefit plans	10,194,002	19.33%

Y*	IBEW Local 3	3,777,252	7.16%

Y*	Marsh & McLennan Supplemental
	Retirement Plan	3,428,456	6.50%

Putnam Equity Spectrum Fund
C	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	524,161	9.31%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	8,368,984	33.22%

A	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	2,882,648	11.44%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,214,790	8.79%

A	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	1,567,505	6.22%

B	MLPF&S
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	156,706	18.605

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	128,539	15.26%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	117,568	13.95%

C	MLPF&S
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	1,048,251	18.61%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	653,537	11.60%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	679,682	12.07%

L-14

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Equity Spectrum Fund (cont.)
C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	679,617	12.07%

C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	587,959	10.44%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	283,225	5.03%

M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	11,870	17.94%

M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	11,131	16.83%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	8,882	13.43%

M	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	4,239	6.41%

M	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	4,949	7.48%

R	FIIOC
	FBO — Darrenkamp’s Mount
	Joy Market, Inc. 401k Plan
	100 Magellan Way
	Covington, KY 41015-1987	18,690	13.42%

R	MLPF&S
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	17,633	12.66%

R	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	9,046	6.49%

R	Christopher Mooney
	701 Madison St.
	PO Box 71
	New Lexington, OH 43764-0001	10,480	7.52%

Y	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	3,779,559	19.75%

Y	MLPF&S
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	3,358,312	17.55%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,382,944	12.45%

Y	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	2,387,130	12.47%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	2,283,170	11.93%

Y	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	990,641	5.18%

Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	978,941	5.11%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Europe Equity Fund
A	National Financial Services LLC
	For the Exclusive Benefit
	of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept. 4th Fl.
	Jersey City, NJ 07310-2010	593,529	8.85%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	544,784	8.13%

A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	413,311	6.17%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	13,830	9.79%

C	MLPF&S
	For the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E. FL 3
	Jacksonville, FL 32246-6484	38,531	24.01%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	23,579	14.69%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	15,563	9.70%

M	SMBC Friend Securities Co., Ltd.
	Product Acmin. & Operations Group
	Investment Trust & Insurance Group
	7-12, Nihonbashi-Kabutocho
	Chuo-Ku, Tokyo 103-8221 Japan	39,410	31.08%

M	Mr. Spencer Covey
	576 Maple St.
	San Mateo, CA 94402-2017	13,250	10.45%

R	MG Trust Company Cust. FBO
	Southern Cross Aviation LLC
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	2,421	23.85%

R	MG Trust Company Cust. FBO
	Wyde Corp.
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	1,451	14.29%

R	MG Trust Company Cust. FBO
	Ambiopharm Inc.
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	794	7.82%

R	MG Trust Company Cust. FBO
	Bauch Zucker Hatfield LLC
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	760	7.49%

R	MG Trust Company Cust. FBO
	Sidra S. Qazi
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	647	6.37%

R	MG Trust Company Cust. FBO
	Nina Inc
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	571	5.62%

Y	Great-West Trust Co LLC
	Recordkeeping for Various
	Benefit Plans
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002	202,960	36.33%

L-15

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Europe Equity Fund (cont.)
Y	Great-West Trust Co LLC
	The Putnam Retirement Plan
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002	171,269	30.66%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	71,057	12.72%

Putnam Floating Rate Income Fund
A	National Financial Services, LLC
	For the Exclusive Benefit
	of its Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	7,389,964	16.33%

A	UBS Wealth Management USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	5,636,014	12.46%

A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl.
	Jersey City, NJ 07311	5,204,087	11.50%

A	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	4,255,262	9.40%

A	MLPF&S
	4800 Deer Lake Dr. E. FL 3
	Jacksonville, FL 32246-6484	3,403,758	7.52%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	3,791,947	8.38%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	342,038	16/43%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	297,812	14.31%

B	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	155,011	7.45%

B	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl.
	Jersey City, NJ 07311	223,183	10.72%

B	National Financial Services, LLC
	For the Exclusive Benefit
	of its Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	183,337	8.81%

C	UBS Wealth Management USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	1,687,465	12.46%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	1,692,229	12.50%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,521,640	11.24%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl.
	Jersey City, NJ 07311	1,200,971	8.87%

C	MLPF&S
	4800 Deer Lake Dr. E. FL 3
	Jacksonville, FL 32246-6484	1,246,529	9.21%

C	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	914,123	6.75%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	Charles Schwab & CO Inc.
	Clearing Account
	For the Exclusive Benefit
	of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	748,696	5.53%

C	National Financial Services, LLC
	For the Exclusive Benefit
	of its Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	1,108,520	8.19%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl.
	Jersey City, NJ 07311	238,957	33.32%

M	UBS Wealth Management USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	114,960	15.99%

M	National Financial Services, LLC
	For the Exclusive Benefit
	of its Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	105,545	14.72%

M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	55,216	7.70%

M	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	41,223	5.75%

R	Alerus Financial
	FBO — 5CMHC Retirement Plan
	PO Box 64535
	St. Paul, MN 55164-0535	12,285	22.39%

R	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl.
	Jersey City, NJ 07311	8.099	14.76%

R	MG Trust Company
	FBO — Brown Kinsey Funkhouser and Lander
	717 17th St. Ste 1300
	Denver, CO 80202-3531	6,520	11.88%

R	MG Trust Company
	FBO — Elan Marketing, Inc.
	717 17th St. Ste 1300
	Denver, CO 80202-3531	4,079	7.43%

R	MG Trust Company
	FBO — Valor Company, Inc
	717 17th St. Ste 1300
	Denver, CO 80202-3531	3,940	7.18%

R	MG Trust Company
	FBO — KLP Tax and Financial Group, Inc
	717 17th St. Ste 1300
	Denver, CO 80202-3531	3,025	5.51%

R	Frontier Trust Company
	GeoTechnologies, INc. 40lk Pension Plan
	PO Box 10758
	Fargo, ND 58106-0758	6,424	11.71%

Y	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	6,824,196	16.29%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,793,354	6.67%

Y	MLPF&S
	4800 Deer Lake Dr. E. FL 3
	Jacksonville, FL 32246-6484	3,076,020	7.34%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Fl.
	Jersey City, NJ 07311	2,692,209	6.43%

L-16

Class	Shareholder Name and Address	Holdings	Percentage Owned

The George Putnam Fund of Boston
(d/b/a George Putnam Balanced Fund)
A	Edward D Jones & Co.
	Attn: Mutual Fund Shareholder
	201 Progress Pkwy
	Maryland Hts, MO 63043-3009	4,420,047	6.41%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	3,603,459	5.23%

A	Great-West Trust Company, LLC
	Recordkeeper for Various Benefit Plans
	8515 E Orchard Rd. 2T2
	Greenwood Village,
	CO 80111-5002	4,436,100	6.43%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	124,645	7.03%

C	Wells Fargo Advisors
	Special Custody Acct For The Exclusive
	Benefit of Customers
	2801 Market St.
	Saint Louis, MO 63103-2523	137,525	8.48%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	114,161	7.04%

M	State Street Bank Ttee
	Fbo ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901	4,362,018	85.91

R	MG Trust Company
	Lakeshore Interactive
	700 17th St. Ste. 300
	Denver, CO 80202-3531	6,735	9.81%

R	MG Trust Company
	D&S Linen Services, Inc.
	700 17th St. Ste. 300
	Denver, CO 80202-3531	3,855	5.62%

R	MG Trust Company
	Primatics, Inc.
	700 17th St. Ste. 300
	Denver, CO 80202-3531	3,782	5.51%

R	Frontier Trust Company
	Mt. Vernon Hospital Employee Retirement
	PO Box 10758
	Fargo, ND 58106-0758	3,457	5.04%

R	Stanley S Stephens
	Matthew S Stephens
	Tttees of The Stephens Funeral Home
	401K Profit Sharing Plan & Trust
	1335 W Linden St. # 37
	Allentown, PA 18102-4334	7,583	11.05%

R	MG Trust Company
	Saavedra & Rice CPAs PA
	700 17th St. Ste 300
	Denver, CO 80202-3531	7,095	10.34%

R	MG Trust Company
	Underground Piercing
	700 17th St. Ste. 300
	Denver, CO 80202-3531	5,816	8.47%

Y	Great-West Trust Company, LLC
	Recordkeeper for Various Benefit Plans
	8515 E Orchard Rd 2T2
	Greenwood Village, CO 80111-50023,806,091		53.27%

Y	Great-West Trust Company, LLC

	The Putnam Retirement Plan
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	458,273	6.41%

Y*	Chicago Regional Council
	of Carpenters Annuity Plan	1,987,078	27.81%1

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Consumer Fund
A	Putnam LLC
	One Post Office Square
	Boston, MA 02109	192,340	29.49%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	107,286	16.45%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	44,728	6.86%

A	Edward D. Jones & Co.
	201 Progress Pkwy
	Maryland Height, MO 63043-3009	45,192	6.93%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	20,940	34.58%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	9,744	16.09%

B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	7,912	13.06%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	38,241	26.45%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	59,182	40.93%

M	Putnam LLC
	One Post Office Sqaure
	Boston, MA 02109-2199	1,217	38.76%

M	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	521	16.58%

M	Zeyu Gao IRA Rollover Plan
	5357 Edmonton Commono
	Fremont, CA 94555-2921	352	11.23%

M	Russell L. Levings & Carolyn S. Levings
	6220 NE 105th St.
	Oklahoma City, OK 73151	208	6.64%

M	Cetera Investment Services
	400 First Street, Ste. 300
	PO Box 283
	St. Cloud, MN 56302-0283	598	19.06%

R	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 2rd Fl.
	Jersey City, NJ 07311	1,682	16.81%

R	Frontier Trust Company
	Respiratory & Sleep Disorders Specialists
	PO Box 10758
	Fargo, ND 58106-0758	5,936	59.34%

R	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	1,231	12.30%

R	Franklin Public Schools 403(B) Plan
	A/C Jane S. Hogan
	204 Rolling Meadow Dr.
	Holliston, MA 01746-2631	1,061	10.61%

Y	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121	23,594	12.76%

Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	18,658	10.09%

Y****	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	36,200	19.57%

Y****	Putnam Global Sector Fund —
	Global Consumer Fund A shares	22,513	12.17%

Y****	Putnam Global Sector Fund —
	Global Consumer Fund Y shares	37,762	20.42%

L-17

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Dividend Fund
A	Putnam Investment Holdings, LLC
	Attn: Corporate Treasury
	One Post Office Square
	Boston, MA 02109-2199	499,146	70.52%

A	Timothy D. Jaroch & Patricia Jaroch
	40 Hillcrest Rd.
	Belmon, Ma 02478-2954	54,430	7.69%

B	Putnam Investment Holdings, LLC
	Attn: Corporate Treasury
	One Post Office Square
	Boston, MA 02109-2199	1,004	16.02%

B	Putnam Fiduciary Trust Co TTEE FBO
	Chloe M. Johnson IRA Rollover Plan
	108 N. 6th St.
	Wilmington, NC 28401-4129	953	15.20%

B	Edward D. Jones & Co
	12555 Manchester Rd.
	St. Louis, MO 63131-3729	934	14.91%

B	Putnam Fiduciary Trust Co Cust FBO
	Clermont Northeastern School District 403(B) Plan
	A/C Billie D. Trame
	945 Hidden Ridge Dr.
	Milford, OH 45150-5588	743	11.85%

B	Putnam Fiduciary Trust Co TTEE FBO
	Cara L. Sidman IRA Rollover Plan
	2711 Wrightsville Ave.
	Wilmington, NC 28403-2548	550	8.77%

B	Putnam Fiduciary Trust Co TTEE FBO
	Mary Jo Nelson IRA Plan
	2620 Clay St.
	St. Joseph, MO 64501-2628	499	7.96%

B	Putnam Fiduciary Trust Co TTEE FBO
	Patricia Tinkler IRA Plan
	706 Lower Paradise Rd.
	Little Falls, NY 13365-5143	481	7.67%

B	U.S. Bancorp Iinvestments Inc.
	60 Livingston Ave.
	St. Paul, MN 55107-2292	371	5.92%

B	Putnam Fiduciary Trust Co TTEE FBO
	Rebecca L. Jones Ira Rollover Plan
	2363 Burkert Rd.
	Waterville, NY 13480-1401	346	5.51%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	4,009	26.76%

C	Janney Montgomery Scott LLC
	Wendy OsGood
	1717 Arch St.
	Philadelphia, PA 19103-2713	2,370	15.82%

C	LPL FINANCIAL
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	1,975	13.18%

C	Putnam Fiduciary Trust Co TTEE FBO
	Edward Gillis IRA Plan
	1910 SE 160th Pl.
	Vancouver, WA 98683-4402	1,912	12.76%

C	Putnam Fiduciary Trust Co TTEE FBO
	Mary Jane Stein IRA Plan
	7156 Durness Pl.
	Columbus, OH 43235-5130	1,496	9.99%

C	Putnam Investment Holdings, LLC
	Attn: Corporate Treasury
	1 Post Office Square
	Boston, MA 02109-2199	1,006	6.71%

M	Putnam Investment Holdings, LLC
	Attn: Corporate Treasury
	1 Post Office Square
	Boston, MA 02109-2199	1,005	46.26%

Class	Shareholder Name and Address	Holdings	Percentage Owned

M	Putnam Fiduciary Trust Co TTEE FBO
	Mark J. Ruthenberg SEP IRA Plan
	A/C Mark J. Ruthenberg
	1001 N. Stockton Hill Rd,, Ste. A
	Kingman, AZ 86401-6277	663	30.54%

M	Putnam Fiduciary Trust Co TTEE FBO
	Florence K. Horning ROTH IRA Conversion Plan
	PO Box 265
	Gloversville, NY 12078-0003	313	14.42%

M	Putnam Fiduciary Trust Co TTEE FBO
	Teresa Parker IRA Rollover Plan
	202 Douglas Dr.
	Hurlock, MD 21643-3666	191	8.78%

Y	Great-West Trust Co LLC TTEE
	Executive DEF Comp Pl 401k
	c/o Fascore, LLC
	8515 E. Orchard Rd, 2T2
	Greenwood Village, CO 80111-5002	11,854	35.03%

Y	Great-West Trust Co LLC TTEE
	The Putnam Retirement Plan
	c/o Fascore, LLC
	8515 E. Orchard Rd, 2T2
	Greenwood Village, CO 80111-5002	10,853	32.07%

Y	Jameson A. Baxter & Reginald Baxter
	626 Old Barn Rd.
	LK Barrington, IL 60010-6203	4,788	14.15%

Putnam Global Energy Fund
A	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	210,202	19.10%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	73,848	6.71%

A	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	140,990	12.81%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	22,749	12.62%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	29,142	16.16%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	19,615	19.13%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	8,936	8.71%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	9,483	9.25%

C	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	12,441	12.13%

C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	6,285	6.13%

M	Robin A. Bodkins
	PO Box 1148
	Kingman, AZ 86402-1148	398	6.78%

M	Erin S. Layne
	5962 Aberdeen St.
	Littleton, CO 80120-2705	492	8.38%

M	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	655	11.16%

M	Sherman A. Katz IRA Rollover Plan
	6022 McNaughton Grove Lane
	Columbus, OH 43213-5103	1,161	19.78%

L-18

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Energy Fund (cont.)
M	Campus Crusade for Christ 403(B) Plan
	A/C Erin S. Layne
	5962 Aberdeen St.
	Littleton, CO 80120-2705	991	16.88%

M	Gary L. Preston IRA Rollover Plan
	7850 Victoria Way
	St. Louis Park, MN 55426-3063	704	12.00%

R	Merrill Lynch
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	20,180	33.02%

R	Frontier Trust Company
	FBO — Finish Line Technologies Inc. 401K
	PO Box 10758
	Fargo, ND 58106-0758	8,071	13.21%

R	Frontier Trust Company
	Dansker & Aspromonte Associates RET
	PO Box 10758
	Fargo, ND 58106-0758	7,831	12.81%

R	Frontier Trust Company
	FBO — Executive Marketing Consultants, Inc.
	PO Box 10758
	Fargo, ND 58106-0758	3,091	5.06%

R	Frontier Trust Company
	FBO — Polo Ranch 401k Retirement Plan
	PO Box 10758
	Fargo, ND 58106-0758	5,160	8.44%

Y	Steven W. Curbow & Catherine Curbow
	12 Pilgrim Lane
	Medfield, MA 02052-3229	8,399	8.42%

Y****	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	55,357	55.47%

Y****	Great-West Trust Company, LLC —
	Putnam Defined Contribution Plans	5,700	5.71%

Putnam Global Equity Fund
A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	3,988,073	5.80%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	89,604	7.54%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	90,987	7.66%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	72,672	6.12%

M*	PECO Employees 401(k) Plan	65,135	6.04%

R	Capital Bank & Trust Co.
	Geddes & Co Pension Plan
	8515 E Orchard Rd. # 2T2
	Greenwood Villeage, CO 80111-5002 34,427		34.47%

R	MG Trust Company
	Magtech & Power Conversion, Inc.
	700 17th St. Suite 300
	Denver, CO 80202-3531	6,958	6.97%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,131	100.00%

R6	Putnam LLC
	One Post Office Square
	Boston, MA 02109	760,242	99.43%

Y	R. Shepherd Perkins
	87 Mount Vernon St., Apt L-2
	Boston, MA 02108-1330	139,407	6.28%

Y	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-110	208,331	9.38%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Y**	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	468,307	21.08%

Y**	Great-West Trust Company, LLC —
	Recordkeeping for various
	benefit plans	116,900	5.26%

Putnam Global Financials Fund
A	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	247,792	43.98%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	42,080	7.47%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310	30,082	5.34%

B	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310	4,050	7.61%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	3,617	6.80%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	5,834	10.97%

B	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	3,126	5.88%

C	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	180,985	62,26%

C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	48,801	17.13%

M	South Glens Falls Central School 403(B) Plan
	5 Owen Ave.
	Queeenbury, NY 12804-1111	1,322	16.42%

M	Alam M. Qadri IRA Rollover Plan
	1315 Connecticut Woods Dr.
	Hudson, OH 44236-1271	2,787	34.62%

M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,280	15.90%

M	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	1,161	14.42%

R	Frontier Trust Company
	FBO — Mason & Mincey ODPA 401k
	PO Box 10758
	Fargo, ND 58106-0758	15,993	38.27%

R	Frontier Trust Company
	Neighborhood Lending Partners, Inc.
	PO Box 10758
	Fargo, ND 58106-0758	3,523	8.43%

R	Frontier Trust Company
	Wind-Up Entertainment 401k Plan
	PO Box 10758
	Fargo, ND 58106-0758	3,185	7.62%

R	Frontier Trust Company
	FBO — RKT Savings & Retirement Plan
	PO Box 10758
	Fargo, ND 58106-0758	2,966	7.10%

R	Frontier Trust Company
	Kaplan Massamillo & Andrews, LLC
	PO Box 10758
	Fargo, ND 58106-0758	2,411	5.77%

R	Merrill Lynch
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246	3,145	7.53%

R	New World Travel Inc.
	PO Box 10758
	Fargo, ND 58106-0758	3,118	7.46%

L-19

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Financials Fund (cont.)
R	Envelope Freedom Holdings, LLC
	PO Box 10758
	Fargo, ND 58106-0758	2,922	6.99%

Y	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	94,517	27.38%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	92,252	26.72%

Y****	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	45,691	13.23%

Y***	Putnam Global Sector Fund —
	Global Financials Fund A shares	27,387	7.93%

Y***	Putnam Global Sector Fund —
	Global Financials Fund Y shares	45,964	13.31%

Putnam Global Health Care Fund
A	MLPF&S
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	1,478,477	7.47%

A	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	1,455,525	7.37%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,263,723	6.39%

A	National Financial Services
	499 Washington Blvd.
	Jersey City, NJ 07310-2010	1,163,872	5.88%

A	Edward D. Jones & Co
	201 Progress Pkwy
	Maryland Height, MO 63043-3009	1,000,842	5.06%

B	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	41,360	6.10%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	46,585	6.87%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	58,834	8.67%

C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	26,422	5.21%

C	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	56,533	11.14%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	62,211	12.26%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	39,915	7.87%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	29,750	5.86%

M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	22,873	10.22%

M	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	18,970	8.47%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	15,957	7.13%

M	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	11,455	5.12%

Class	Shareholder Name and Address	Holdings	Percentage Owned

M	Edward D. Jones & Co.
	201 Progress Pkwy
	Maryland Heights, MO 63043-3009	11,726	5.24%

R	MLPF&S
	4800 Deer Lake Dr, E. FL 3
	Jacksonville, FL 32246-6484	11,542	5.16%

R	Greg Hedding & Randall Moroney
	ILT Employees PSP
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002	4,007	5.58%

R	Merrill Lynch
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6494	7,839	10.93%

R	Hartford Securities Distribution
	PO Box 2999
	Hartford, CT 06104	3,671	5.12%

Y	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	31,629	5.98%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	38,605	7.30%

Y	Merrill Lynch
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	48,316	9.14%

Y**	Great-West Trust Company , LLC —
	The Putnam Retirement Plan	181,291	34.29%

Y**	Great-West Trust Company , LLC —
	Putnam Deferred
	Compensation Plans	43,657	8.26%

Y**	Great-West Trust Company, LLC —
	Putnam Voluntary Plan	33,862	6.40%

Putnam Global Income Trust
A	UBS Wealth Management USA
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	2,639,982	16.49%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,391,783	8.69%

A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	1,148,945	7.27%

A	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	1,069,432	6.68%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	162,471	22.22%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	82,659	11.30%

B	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	45,838	6.27%

B	Edward D. Jones & Co.
	Attn: Mutual Fund Shareholder
	Accounting
	201 Progress Pkwy
	Maryland Hts, MO 63043-3009	52,391	7.16%

L-20

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Income Trust (cont.)
B	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	40,172	5.49%

B	Raymond James
	Omnibus for Mutual Funds
	House Acct Firm 92500015
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	52,891	7.23%

C	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	342,261	13.29%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	341,595	13.26%

C	Raymond James
	Omnibus for Mutual Funds
	House Acct Firm 92500015
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	291,517	11.32%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	208,589	8.10%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	233,925	9.08%

C	UBS Wealth Management USA
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	228,945	8.89%

C	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	180,317	7.00%

C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	153,839	5.97%

C	Charles Schwab & Co. Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	148,052	5.75%

M	Mitsubishi UFJ Morgan Stanley Securities Co. Ltd.
	Structured Products Division
	29-20, Mejirodai 3-Chome, Bunkyo-Ku
	Tokyo 112-8688, Japan	777,400	75.64%

R	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	142,743	32.18%

R	MG Trust Company Cust. FBO
	World Resources Institute Pension P
	700 17th St., Ste. 300
	Denver, CO 80202-3304	61,917	13.96%

R5	Putnam Investment Holdings LLC
	One Post Office Square
	Boston, MA 02109	837	100.00%

R6	Putnam Investment Holdings LLC
	One Post Office Square
	Boston, MA 02109	324,509	99.74%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Y	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	1,171,219	34.89%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	315,510	9.40%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	700,823	20.88%

Y**	Great-West Trust Company LLC —
	The Putnam Retirement Plan	237,456	7.70%

Putnam Global Industrials Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	239,882	28.61%

A	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	196,001	23.37%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	125,469	14.96%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	7,406	23.54%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	6,106	19.41%

C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	2,293	5.65%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	2,107	5.19%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	14,786	36.44%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	7,754	19.11%

M	Priscilla Popov
	58 Grace Ave, Fl. 1
	Great Neck, NY 11021-2617	192	5.27%

M	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	1,105	30.33%

M	Judy R. Taylor IRA Rollover Plan
	3289 W. Fieldstream Lane
	Meridian, ID 83646-8331	1,257	34.48%

M	Teri M. LePage IRA Plan
	5 Andrew Lane’Bear, DE 19701-1542	544	14.91%

M	Russell L. Levings & Carolyn S. Levings
	4640 Northride Lane
	Noble, OK 73068-8102	247	6.79%

M	Sharon K. Winnie-Vann IRA Rollover Plan
	PO Box 221
	Seneca, MO 64865-0221	193	5.30%

R	CBNA FBO State Motors, INc.
	6 RHaods Dr, Ste. 7
	Utica, NY 12502-6317	785	18.76%

R	Frontier Trust Company
	Respiratory & Sleep Disorders
	PO Box 10758
	Fargo, ND 58106-0758	2,189	52.30%

R	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	1,207	28.85%

L-21

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Industrials Fund (cont.)
Y	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	11,801	10.75%

Y	Ravi Akhoury
	6 Pine Valley Way
	Florham Park, NJ 07932-2700	6,124	5.58%

Y	S. Scott Usecheck
	65 Anderson St, Apt. 1B
	Boston, MA 02114-4354	5,828	5.31%

Y****	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	41,595	37.88%

Y***	Putnam Global Sector Fund —
	Global Industrials Fund A shares	11,321	10.31%

Y***	Putnam Global Sector Fund —
	Global Industrials Fund Y shares	19,015	17.32%

Putnam Global Natural Resources Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	972,511	8.79%

A	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	627,781	5.67%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	69,845	10.21%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	61,415	8.98%

C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	90,406	14.19%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	68,460	10.75%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	43,241	6.79%

C	MLPF&S
	4800 Deer Lake Dr, E. FL 3
	Jacksonville, FL 32246-6484	41,828	6.57%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	36,618	5.75%

R	Hartford Securities Distribution
	As agent for Reliance Trust Co.
	FBO — Agents Plan Customers
	PO Box 2999
	Hartford, CT 06104-2999	74,001	10.58%

R	Capital Bank & Trust Company
	AAC 401k & PSP
	c/o Plan Premier Fascorp
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002	47,625	6.81%

R	Merrill Lynch
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	46,183	6.61%

Y****	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	267,607	11.58%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	143,834	6.23%

Y	Merrill Lynch
	4800 Deer Lake Dr., E. FL 3
	Jacksonville, FL 32246-6484	1,696,733	73.44%

Putnam Global Sector Fund
A	RBC Capital Markets, LLC
	510 Marquette Ave S.
	Minneapolis, MN 5504-1110	11,128	6.92%

Class	Shareholder Name and Address	Holdings	Percentage Owned

A	National Financial Services LLC
	499 Washington Blvd
	Jersey City, NJ 07310	23,501	14.62%

A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399	18,066	11.24%

A	Edward D. Jones & Co
	201 Progress Parkway
	Maryland HTS, MO 63043-3009	14,340	8.92%

B	National Financial Services LLC
	499 Washington Blvd
	Jersey City, NJ 07310	4,274	19.84%

B	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399	6,837	31.73%

B	Michelle Riley
	380 Westport Tpke
	Fairfield, CT 06824-1682	2,534	11.76%

B	Jerald C. Jordan & Leslie M. Jordan
	PO Box 258
	Riddle, OR 97469-0258	1,111	5.16%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	4,185	16.18%

C	Jerry/Susan O’Donnell
	6345 Peace Pipe Dr.
	Billings, MT 59106-3680	2,385	9.22%

C	James M. Beckwith
	420 Bricker Lane
	Lebanon, PA 17042	2,061	7.97%

C	Carolyn R Beckwith
	420 Bricker Lane
	Lebanon, PA 17042	2,061	7.97%

C	Janice P. Anderson
	22993 Valley High Rd
	Morrison, CO 80465	1,622	6.27%

M	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,138	75.92%

M	Antoinette E. Simos
	PO Box 92
	Nobelesville, IN 46061	360	24.08%

R	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,146	92.45%

R	MG Trust Company
	AD Enterprises
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	94	7.55%

Y	Robert L. Reynolds
	153 Garfield Road
	Concord, MA 01742	19,279	7.l7%

Y	Aaron Cooper and Emily G Cooper
	31 Winthrop Rd.
	Lexington, MA 02421	14,320	5.32%

Y	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33718-1100	141,317	52.53%

Y**	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	65,084	24.19%

Putnam Global Technology Fund
A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	26,085	5.19%

A	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	141,167	28.11%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	52,588	10.47%

L-22

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Technology Fund (cont.)
B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	15,755	23.76%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	5,826	8.79%

C	Lee Frankel
	9060 Union Turnpike, Apt. 17A
	Glendale, NY 11385-8072	9,253	12.73%

C	Charles Schwab & Co. Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	10,042	13.82%

M	Cynthia Baker IRA Rollover Plan
	3804 Cibola Trl
	Carrollton, TX 75007-6238	1,405	24.93%

M	Susan B. Kellett IRA Rollover Plan
	633 Fairview Ave.
	St. Louis, MO 63119-1808	1,110	19.69%

M	Kathy Neri IRA Rollover Plan
	446 Beckham Dr.
	San Jose, CA 95123-5608	1,013	17.98%

M	Edward D. Jones & Co.
	201 Progress Pkwy
	Maryland Heights, MO 63043-3009	789	14.01%

M	Steven D. Arizaga SEP IRA Plan
	6734 Mission St.
	Yuma, AZ 85365-8898	362	6.43%

M	Marcos Silva
	12162 NW 75th Pl.
	Parkland, FL 33076-4500	351	6.22%

M	Marilyn L. Hauf
	381 Rushing Creek CT
	Henderson, NV 89014-4512	339	6.02%

R	MG Trust Company
	Hampton
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	116	8.07%

R	Frontier Trust Company
	Tierra Media Inc. 401k
	PO Box 10758
	Fargo, ND 58106-0758	83	5.76%

R	FIIOC FBO
	Farmers Insurance Co.
	100 Magellan Way
	Covington, KY 41015-1987	93	6.46%

R	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	1,144	79.71%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	14,216	13.17%

Y	Ravi Akhoury
	6 Pine Valley Way
	Florham Park, NJ 07932-2700	6,443	5.97%

Y****	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	39,600	36.70%

Y***	Putnam Global Sector Fund —
	Global Technology Fund A shares	12,731	11.80%

Y***	Putnam Global Sector Fund —
	Global Technology Fund Y shares	21,342	19.78%

Putnam Global Telecommunications Fund
A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310	58,891	6.90%

A	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	216,403	25.35%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	94,124	11.03%

Class	Shareholder Name and Address	Holdings	Percentage Owned

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	9,473	24.76%

B	Betsy H. Dexheimer IRA Plan
	19 Woodrow Rd
	Batavia, NY 14020-1201	2,571	6.72%

B	USAA Investment Management Company
	9800 Fredericksburg Rd
	San Antonio, TX 78288-0001	2,080	5.44%

C	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	4,658	7.42%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	5,124	8.17%

C	Raymond James
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	16,089	25.64%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, Mo 63103-2523	14,235	22.68%

C	National Financial Services, LLC
	499 Washing Blvd
	Jersey City, NJ 07310-2010	3,985	6.35%

M	Craig Stastny
	1184 Adler Ln
	Carol Stream, IL 60188-1332	522	16.08%

M	WTRISC as TTEE FBO United Talent Agency
	PO Box 52129
	Phoenix, AZ 85072-2129	228	7.03%

M	Ameritrade, Inc.
	PO Box 2226
	Omaha, NE 68103-2226	206	6.35%

M	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	1,171	36.07%

M	Victoria E. Cravens / Walter B. Nash IRA Plan
	5203 Paseo Ricoso
	Camarillo, CA 93102-5326	321	9.90%

M	Teri M. LePage IRA Plan
	5 Andrew Lane
	Bear, DE 19701—1542	195	6.02%

M	Paul Lodge
	13400 Burgundy Pl
	Caldwell, ID 83607-9690	543	16.71%

R	M Squared Strategies, Inc.
	717 17th St, Ste. 1300
	Denver, CO 80202-3304.	1,735	8.71%

R	Frontier Trust Company
	Envelope Freedom Holdings, LLC
	PO Box 10758
	Fargo, ND 58106-0758	2,761	13.86%

R	Frontier Trust Company
	Respiratory & Sleep Disorder Specialists
	PO Box 10758
	Fargo, ND 58106-0758	5,106	25.63%

R	Frontier Trust Company
	FBO — RKT Savings & Retirement Plan
	PO Box 10758
	Fargo, ND 58106-0758	2,925	14.68%

R	DB Systems Corp Profit Sharing
	Frontier Trust Company
	PO Box 10758
	Fargo, ND 58106-0758	1,920	9.64%

R	MG Trust Company
	FBO — Computerland Network Technologies
	700 17th St., Ste. 300
	Denver, CO 80202-3531	1,809	9.08%

R	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	1,182	5.93%

L-23

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Global Telecommunications Fund (cont.)
Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	126,809	55.87%

Y****	Great-West Trust Company —
	The Putnam Retirement Plan	48,657	21.44%

Y	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	13,576	5.98%

Putnam Global Utilities Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,297,967	7.68%

A	Edward D. Jones & Co.
	201 Progress Pkwy
	Maryland Heights, MO 63043-3009	1,249,907	7.39%

A	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	958,382	5.67%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	30,242	6.28%

B	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	27,701	5.75%

C	National Financial Services, LLC
	499 Washing Blvd
	Jersey City, NJ 07310-2010	17,709	5.25%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	45,728	13.56%

C	MLPF&S
	4800 Deer Lake Dr, E., FL 3
	Jacksonville, FL 32246-8484	19,697	5.84%

M	Rosemary Newman
	3278 W. Catalina Ln.
	Boise, ID 83705-4005	5,931	5.32%

M	Edward D. Jones & Co.
	201 Progress Pkwy
	Maryland Heights, MO 63043-3009	12,720	11.42%

M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	5,936	5.33%

R	MLPF&S
	4800 Deer Lake Dr, E., FL 3
	Jacksonville, FL 32246-8484	18,166	14.68%

R	Frontier Trust Company
	Caring for Women 401K Plan
	PO Box 10758
	Fargo, ND 58106-0758	14,493	11.71%

R	Frontier Trust Company
	Micro-Mode Product Inc. 401k Plan
	PO Box 10758
	Fargo, ND 58106-0758	12,111	9.79%

Y****	Great-West Trust Company —
	The Putnam Retirement Plan	145,861	45.87%

Y	Merrill Lynch
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	64,659	20.34%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	17,467	5.49%

The Putnam Fund for Growth and Income
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	19,428,134	7.25%

A	Wells Fargo Advisors
	Special Custody Acct for the Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	15,220,138	5.67%

Class	Shareholder Name and Address	Holdings	Percentage Owned

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	409,384	7.86%

C	UBS Wealth Management USA
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	410,265	16.04%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	207,753	8.12%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	135,134	5.28%

M	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	132,804	6.85%

M	Edward D. Jones & Co.
	Attn: Mutual Fund Shareholder
	Accounting
	201 Progress Pkwy
	Maryland Hts, MO 63043-3009	130,299	6.72%

R	MG Trust Co Cust FBO
	Freestate Management LLC
	700 17th St., Ste. 300
	Denver, CO 80202-3304	62,177	29.25%

R	Capital Bank & Trust Co
	Geddes & Co Pension Plan
	8515 E. Orchard Rd. #2T2
	Greenwood Vlg, CO 80111-5002	36,761	17.29%

R	Capital Bank & Trust Co
	HK Research Corp PSP
	8515 E. Orchard Rd. #2T2
	Greenwood Vlg, CO 80111-5002	29,164	13.72%

R5	Putnam Investment Holdings, LLC
	One Post Office Square
	Boston, MA 02109	749	100.00%

R6	Putnam Investment Holdings, LLC
	One Post Office Square
	Boston, MA 02109	973,849	99.62%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	235,835	9.80%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	215,174	8.94

Y	Merrill Lynch
	4800 Deer Lake Dr. E. FL 3.
	Jacksonville, FL 32246-6484	191,348	7.95%

Y**	Great-West Trust
	Company LLC TTEE	470,773	19.56%

Putnam Growth Opportunities Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,327	8.95%

A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	836,386	5.64%

A	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	769,422	5.19%

L-24

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Growth Opportunities Fund (cont.)
B	Charles Schwab & Co. Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	87,205	8.87%

C	Charles Schwab & Co. Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	41,479	5.31%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	77,030	9.85%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	69,685	8.91%

C	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	67,154	8.59%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	41,300	5.28%

M	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	20,457	8.29%

R	Frontier Trust Company 10771
	PO Box 10758
	Fargo, ND 58106-0758	46,229	43.84%

R	Counsel Trust DBA MATC FBO
	CCBG Architects Inc. 401K Profit
	Sharing Plan & Trust
	1251 Waterfront Pl. Ste. 525
	Pittsburg, PA 15222-4228	13,680	12.97%

R	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	9,686	9.19%

R	Capital Bank & Trust Company TTEE
	EVO 401K PSP
	8515 E. Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	7,243	6.87%

R	MG Trust Company
	Stark Custom Doors 401K
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	5,847	5.55%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	562	100.00%

R6	Putnam LLC
	One Post Office Square
	Boston, MA 02109-2199	300,792	93.29

R6	Great-West Trust Company, LLC
	Recordkeeper for various benefit plans
	8515 E. Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	21,055	6.53%

Y	Great-West Trust Company, LLC
	The Putnam Retirement Plan
	8515 E. Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	55,172	10.66%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	108,673	20.99%

Y	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	53,942	10.42%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam High Yield Advantage Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	13,114,775	14.33%

A	UBS Wealth Management USA
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	10,220,428	11.17%

A	Hartford Life Insurance Co.
	DC III Separate Acct. CL A
	Attn: UIT Operations
	1 Griffin Rd. N
	Windsor, CT 06095-1512	9,533,204	10.42%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	4,693,156	5.13%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	565,758	20.19%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	365,363	13.04%

B	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	195,845	6.99%

B	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	171,442	6.12%

B	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	145,054	5.18%

C	UBS Wealth Management USA
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	958,438	20.51%

C	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	749,677	16.04%

C	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	635,145	13.59%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	340,631	7.29%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	311,050	6.65%

M	Mitsubishi UFJ Morgan Stanley
	Securities Co. Ltd.
	Structured Products Division
	29-20, Mejirodai 3-Chome, Bunkyo-Ku
	Tokyo 112-8688, Japan	18,098,538	94.42%

R	Hartford Life Insurance Co.
	Company DC III Separate Acct.
	Attn: UIT Operations
	1 Griffin Rd. N
	Windsor, CT 06095-1512	2,718,137	69.77%

L-25

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam High Yield Advantage Fund (cont.)
R**	Great-West Life & Annuity
	Fascore LLC
	8515 E. Orchard Rd. 2T2
	Greenwood, CO 80111-5002	889,558	22.83%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	7,343,358	20.40%

Y	Charles Schwab & Co. Inc.
	Special Custody A/C FBO Customers
	Attn: Mutual Funds
	101 Montgomery St.
	San Francisco, CA 94104-4151	2,957,796	8.22%

Y	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	2,185,322	6.07%

Y	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	15,640,809	43.46%

Putnam High Yield Trust
A	Edward D. Jones & Co.
	Attn: Mutual Fund Shareholder
	Accounting
	201 Progress Pkwy
	Maryland Hts, MO 63043-3009	15,760,620	11.37%

A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	10,606,716	7.65%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	7,723,295	5.57%

A	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	9,859,453	7.11%

B	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	142,670	5.61%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	594,257	23.35%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	292,964	11.51%

B	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	162,290	6.38%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	894,783	12.62%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	769,699	10.85%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	609,461	8.59%

C	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	434,964	6.13%

C	UBS Wealth Management USA
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	382,390	5.39%

M	DCGT as TTEE and /or CUST FBO
	Principal Financial Group
	Qualified FIA Omnibus
	Attn: NPIO Trade Desk
	711 High St.
	Des Moines, IA 50392-0001	205,608	7.35%

R	State Street Bank TTEE Cust FBO
	ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901	551,299	35.71%

R	Great-West Life & Annuity
	Fascore, LLC
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002 97,927		6.34%

R****	Great-West Trust Company LLC —
	Employee Benefits Clients 401K	202,102	13.09%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	9,142,491	32.82%

Y	Tufts Assoc HMO
	705 Mount Auburn St.
	Watertown, MA 02472-1508	4,728,532	16.97%

Y	Charles Schwab & Co., Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	1,761,675	6.32%

Y	Network Health, LLC
	705 Mount Auburn St.
	Watertown, MA 02472-1508	1,545,664	5.55%

Putnam Income Fund
A	National Financial Services, LLC
	One World Financial Center
	New York, NY 10281	9,455k375	8.74%

A	Pershing, LLC
	1Pershing Plaza
	Jersey City, NJ 07399-0001	7,124,647	6.59%

A	Merrill, Lynch, Pierce, Fenner & Smith Inc.
	4800 Deer Lake Dr E FL 3
	Jacksonville, FL 32246-6484	6,569,994	6.08%

A	Edward D Jones & Co.
	201 Progress Pkwy
	Maryland Heights, MO 63043-3009	6,195,051	5.73%

A	Wells Fargo Advisors
	2801 Market St.
	Saint Louis, MO 63103-2523	5,513l214	5.10%

B	Wells Fargo Advisors
	2801 Market St.
	Saint Louis, MO 63103-2523	1,164,860	23.31%

B	Merrill, Lynch, Pierce, Fenner & Smith Inc.
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	631,809	12.65%

B	National Financial Services, LLC
	One World Financial Center
	New York, NY 10281	476,914	9.55%

B	Pershing, LLC
	1Pershing Plaza
	Jersey City, NJ 07399-0001	435,974	8.73%

L-26

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Income Fund (cont.)
C	Merrill, Lynch, Pierce, Fenner & Smith Inc.
	Attn: Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	4,300,374	22.55%

C	Wells Fargo Advisors
	2801 Market St.
	Saint Louis, MO 63103-2523	2,647,732	13.88%

C	Pershing, LLC
	1Pershing Plaza
	Jersey City, NJ 07399-0001	2,210,869	11.59%

C	National Financial Services, LLC
	499 Washington Blvd.
	Jersey City, NJ 07310	1,564,279	8.20%

C	Raymond James
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	1,030,642	5.40%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	1,180,945	6.19%

C	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	1,057,816	5.55%

M	Mizuho Securities Co., Ltd.
	Product Development Dept.
	Operations & Administration Office
	JA Bldg. 1-3-1, Otemachi
	Chiyoda-Ku, Tokyo,
	100-6825 Japan	16,613,600	90.32%

R	Merrill, Lynch, Pierce, Fenner & Smith Inc.
	Attn: Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	94,602	8.90%

R	Hartford Life Insurance
	Attn: UIT Operations
	1 Griffin Rd N
	Windsor, CT 06095-1512	65,857	6.20%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,467	100.00%

R6	Putnam LLC
	One Post Office Square
	Boston, MA 02109	784,711	99.81%

Y	Merrill, Lynch, Pierce, Fenner & Smith Inc.
	Attn: Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	3,991,684	19.72%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	3,819,128	18.87%

Y	Pershing, LLC
	1Pershing Plaza
	Jersey City, NJ 07399-0001	1,648,312	8.14%

Y	Wells Fargo Advisors
	2801 Market St.
	Saint Louis, MO 63103-2523	2,094,948	10.35%

Y	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	1,344,233	6.64%

Y**	Great-West Trust Company, LLC —
	Recordkeeping for various
	benefit plans	1,343,672	6.64%

Putnam Intermediate-Term Municipal Income Fund
A	Putnam Investments Holdings, LLC
	One Post Office Square
	Boston, MA 02109	999,874	88.23%

B	Putnam Investments Holdings, LLC
	One Post Office Square
	Boston, MA 02109	1,001	100.00%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	Putnam Investments Holdings, LLC
	One Post Office Square
	Boston, MA 02109	1,001	100.00%

M	Putnam Investments Holdings, LLC
	One Post Office Square
	Boston, MA 02109	1,003	100.00%

Y	Jameson A. Baxter & Reginald R. Baxter
	626 Old Barn Rd.
	LK Barrington, IL 60010-6203	2,482	35.82%

Y	George Putnam, III
	49 Union St.
	Manchester, MA 01944-1561	1,191	17.19%

Y	Putnam Investments Holdings, LLC
	One Post Office Square
	Boston, MA 02109	1,005	14.50%

Y	Andra S. Bolotin & Steven J. Bolotin
	&C Donnell St.
	Cambridge, MA 02138	1,001	14.44%

Putnam International Capital Opportunities Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,033,303	12.52%

A	National Financial Services LLC
	For the Exclusive Benefit
	of our Customers
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	1,365,714	8.41%

A	Wells Fargo Advisors
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	1,014,383	6.25%

B	Wells Fargo Advisors
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	29,768	5.82%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	30,684	6.00%

C	Wells Fargo Advisors
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	179,948	16.34%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	155,453	14.11%

C	MLPF&S for the Sole Benefit
	of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	105,535	9.58%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	91,321	8.29%

C	National Financial Services LLC
	For the Exclusive Benefit
	of our Customers
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	74,808	6.79%

M	National Financial Services LLC
	For the Exclusive Benefit
	of our Customers
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	23,786	11.13%

L-27

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam International Capital Opportunities Fund (cont.)
M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	16,034	7.50%

R	Hartford Life Insurance Co.
	DC III Separate Acct R
	Attn: UIT Operations
	1 Griffinn Rd.
	N. Windsor, CT 06095-1512	242,366	21.87%

R	State Street Bank
	Ttee Cust FBO
	ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901	218,282	19.70%

R****	Great West Life &
	Annuity-Fascore, LLC	233,435	21.06%

Y	Wells Fargo Advisors
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	363,599	10.57%

Y	Charles Schwab & Co Inc.
	Clearing Account for the Exclusive
	Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	284,647	8.28%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	212,881`	6.19%

Y****	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	439,187	12.77%

Y****	Great-West Trust Company, LLC —
	Recordkeeping for various
	benefit plans	347,011	10.09%

Putnam International Equity Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	3,463,800	9.01%

A	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	2,893,663	7.52%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	2,511,650	6.53%

A	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	1,976,645	5.14%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	84,716	7.97%

C	MLPF&S
	4800 Deer Lake Dr.,E., FL 3
	Jacksonville, FL 32246-6484	406,208	15.24%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	350,163	13.13%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	309,608	11.61%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	219,487	8.23%

C	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	186,927	7.01%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	183,266	6.87%

M	MLPF&S
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	81,910	10.29%

Class	Shareholder Name and Address	Holdings	Percentage Owned

M	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	58,041	7.29%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	42,561	5.35%

M	Mercer Trust Company
	CKS Packaging, Inc. 401K Plan
	1 Investors Way
	Norwood, MA 02062-1599	39,771	5.00%

R	MG Trust Company Trustee
	Federal Steel & Erection Company
	717 17th St., Ste. 1300
	Denver, CO 80202-3304	13,301	9.52%

R	Reliance Trust Company FBO
	American Dawn
	PO Box 48529
	Atlanta, GA 30362-1529	12,471	8.92%

R5	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	590	100.00%

R6	Great-West Trust Company, LLC —
	The Putnam Retirement Plan
	8515 E. Orchard St., #2T2
	Greenwood Village, CO 80111-5002	670,745	99.91%

Y	Wells Fargo Bank FBO — Tetra Tech Inc.
	1525 West WT Harris Blvd
	Charlotte, NC 28288—1076	903,574	34.95%

Y	Great-West Trust Company, LLC —
	Recordkeeping for various
	benefit plans
	8515 E. Orchard St., #2T2
	Greenwood Village, CO 80111-5002	593,149	22.94%

Y	Wells Fargo Advisors
	Special Custody Account for the
	Exclusive Benefit of Customer
	2801 Market St.
	St. Louis, MO 63103-2523	390,605	15.11%

Y	Merrill Lynch
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	135,306	5.23%

Putnam International Growth Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,218,375	7.14%

A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	1,144,340	6.71%

A	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	954,968	5.60%

A	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	921,699	5.40%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	27,483	5.78%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	28,888	6.08%

L-28

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam International Growth Fund (cont.)
C	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	65,813	12.89%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	42,288	8.28%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	42,986	8.42%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	39,912	7.82%

C	National Financial Services LLC
	For The Exclusive Benefit
	Of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept 4th Fl.
	Jersey City, NJ 07310-2010	32,070	6.28%

M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	29,894	8.04%

M	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	20,991	5.64%

M	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	23,162	6.23%

M	Edward D. Jones & Co.
	Attn: Mutual Fund Shareholder
	Accounting
	201 Progress Pkwy
	Maryland Hts, MO 63043-3009	21,796	5.86%

R	Capital Bank & Trust Co.
	Geddes & Co. Pension Plan
	8515 E. Orchard Rd. 2T2
	Greenwood Vlg, CO 80111-5002	15,799	11.75%

R	MLPF&S For The Sole Benefit
	Of Its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr., E., FL 3
	Jacksonville, FL 32246-6484	14,585	10.85%

R	MG Trust Company
	Miller Brothers Inc 401(K) Sav
	700 17th St., Ste. 300
	Denver, CO 80202-3531	10,099	7.51%

R	MG Trust Company
	DTI Integrated Business Solution
	700 17th St., Ste. 300
	Denver, CO 80202-3531	7,626	5.67%

R	MG Trust Company
	M&M Pediatrics P.C.
	717 17th St. Ste. 1300
	Denver, CO 80202-3304	9,086	6.76%

Y	Merrill Lynch
	4800 Deer Lake Dr. E. FL 3
	Jacksonville, FL 32246-6484	154,601	14.51%

Y**	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	608,355	57.08%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam International Value Fund
A	Edward D. Jones & Co.
	Attn: Mutual Fund Shareholder
	Accounting
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009	2,759,187	16.50%

B	Edward D. Jones & Co.
	Attn: Mutual Fund Shareholder
	Accounting
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009	74,879	10.42%

M	Edward D. Jones & Co.
	Attn: Mutual Fund Shareholder
	Accounting
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009	37,983	11.99%

A	Pershing, LLC
	1 Pershing Plz
	Jersey City, NJ 07399-0001	1,210,818	7.24%

A	Wells Fargo Advisors
	Special Custody Acct For The
	Exclusive Benefit Of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	878,021	5.25%

B	Pershing, LLC
	1 Pershing Plz
	Jersey City, NJ 07399-0001	37,813	5.26%

C	MLPF&S for the Sole Benefit
	of Its Customers
	Attn. Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	105,222	12.51%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	67,937	8.08%

C	Pershing, LLC
	1 Pershing Plz
	Jersey City, NJ 07399-0001	52,127	6.20%

C	National Financial Services, LLC
	for the Exclusive Benefit of Our Customers
	200 Liberty Street, 5th Fl
	One World Financial Center
	New York, NY 10281-5503	45,903	5.46%

M	LPL Financial
	9785 Towne Centre Dr.
	San Diego CA 92121-1968	17,416	5.50%

R	MLPF&S for the Sole Benefit of
	Its Customers
	Attn. Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	23,155	9.95%

R	MG Trust Company Cust FBO
	Merit Contracting Inc.
	700 17th St. Ste 300
	Denver, CO 80202-3531	17,713	7.61%

Y	Great-West Trust Company, LLC —
	The Putnam Retirement Plan
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002	351,523	51.94%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	53,912	7.97%

Y	MLPF&S for the Sole Benefit
	of Its Customers
	Attn. Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	43,237	6.39%

L-29

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Investors Fund
A	Pershing, LLC
	1 Pershing Plz
	Jersey City, NJ 07399-0001	5,373,865	7.02%

A	Wells Fargo Advisors
	Special Custody Acct For The
	Exclusive Benefit of Customers
	2801 Market St.
	Saint Louis, MO 63103-2523	4,944,030	6.46%

A	National Financial Services LLC
	For the Exclusive Benefit of Our Customers
	200 Liberty Street 5th Fl
	One World Financial Center
	New York, NY 10281	3,943,858	5.16%

C	Pershing, LLC
	1 Pershing Plz
	Jersey City, NJ 07399-0001	222,440	11.00%

C	Wells Fargo Advisors
	Special Custody Acct For The
	Exclusive Benefit of Customers
	2801 Market St.
	Saint Louis, MO 63103-2523	137,720	6.81%

C	National Financial Services LLC
	For the Exclusive Benefit
	of Our Customers
	200 Liberty Street 5th Fl
	One World Financial Center
	New York, NY 10281	146,264	7.23%

C	Merrill Lynch
	For the Sole Benefit of its Customers
	Attn Fund Administration
	4800 Deer Lake Drive, E FL 3
	Jacksonville, FL 32246-6484	114,956	5.68%

C	UBS WM USA
	Omni Account M/F
	Atn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761	112,977	5/59%

M*	CKS Packaging Inc. 401K Plan	178,472	14.41%

R	ING National Trust Agent
	1 Orange Way
	Windsor, CT 06095-4773	40,767	24.61%

R	Hartford Life Insurance Co.
	DC III Separate Acct R
	Attn UIT Operations
	1 Griffin Rd N
	Windsor, CT 06095-1512	27,999	16.90%

R	MG Trust Company
	Robert Sorrentino, DMD 401(K) P/S P
	700 17th St. Ste 300
	Denver, CO 80202-3531	10,782	6.51%

R	Frontier Trust Company
	D. Burke Mechanical Corp 401k
	PO Box 10758
	Fargo, ND 58106-0758	9,423	5.69%

R5	Putnam LLC
	One Post Office Square
	Boston, MA 02109	724	100.00%

R6	Putnam LLC
	One Post Office Square
	Boston, MA 02109	749,386	99.90%

Y	Raymond James Omnibus for Mutual Funds
	House Acct Firm 92500015
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburgh, Fl 33716-1100	1,038,284	37.25%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Low Volatility Equity Fund
A	Putnam Investment Holdings, LLC
	One Post Office Square
	Boston, MA 02109	296,000	75.08%

A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	61,170	15.52%

B	RBD Capital Markets, LLC
	510 Marquette Ave S
	Minneapolis, MN 55402-1110	3,805	36.58%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,157	20.74%

B	Putnam Investment Holdings, LLC
	One Post Office Square
	Boston, MA 02109	1,000	9.61%

B	Anthony J. Sciuto & Marguerite A. Sciuto
	234 Summer St.
	Haverhill, MA 01830-6318	966	9.29%

B	LPL Financial
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	939	9.02%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	40,068	90.39%

M	Putnam Investment Holdings, LLC
	One Post Office Square
	Boston, MA 02109	1,000	50.64%

M	Kathie A. Rhorer & Karen Hattabaugh
	PO Box 1332
	Bedford, IN 47421-1332	975	49.36%

Y	MCWOOD & CO
	PO Box 29522
	Raleigh, NC
	27626-0522	1,020,162	43.31%

Y	Wells Fargo Bank NA FBO
	SGHS Operating Acct
	PO Box 1533
	Minneapolis, MN 55480-1533	876,524	37.21%

Y	SEI PRIVATE TRCO
	C/O State Street Bank
	1 Freedom Valley Dr.
	Oaks, PA 19456-9989	348,524	14.80%

Putnam Massachusetts Tax Exempt Income Fund
A	National Financial Services, LLC
	for the Exclusive Benefit of Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	4,070,656.946	13.79%

A	UBS Wealth Management USA
	0O0 11011 6100
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd.
	Weehawken, NJ 07086-6761	2,598,544.322	8.80%

A	MLPF&S for the Sole Benefit of its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	2,547,210.620	8.63%

A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,322,115.630	7.87%

A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	1,844,035.347	6.25%

A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	1,668,139.292	5.65%

L-30

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Massachusetts Tax Exempt Income Fund (cont.)
B	RBC Capital Markets, LLC
	Mutual Fund Omnibus Processing
	Attn: Mutual Fund Ops Manager
	510 Marquette Ave S
	Minneapolis, MN 55402-1110	66,184.324	17.28%

B	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	41,309.616	10.79%

B	MLPF&S for the Sole Benefit
	of its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	32,520.179	8.49%

B	National Financial Services, LLC
	for the Exclusive Benefit of Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	23,695.017	6.19%

C	MLPF&S for the Sole Benefit
	of its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	946,373.843	25.08%

C	National Financial Services, LLC
	for the Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	562,297.053	14.90%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	349,374.179	9.26%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	285,148.865	7.56%

M	National Financial Services, LLC
	for the Exclusive Benefit
	of Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	112,432.204	30.97%

M	SEI Private Trust Company
	For the Benefit of Mellon Bank ID 225
	1 Freedom Valley Dr.
	Oaks, PA 19456-9989	79,742.765	21.97%

M	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	55,332.307	15.24%

M	MLPF&S for the Sole Benefit
	of its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	32,052.241	8.83%

Y	National Financial Services, LLC
	for the Exclusive Benefit
	of Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	1,304,422.368	50.24%

Y	MLPF&S for the Sole Benefit
	of its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	427,495.621	16.47%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	166,882.455	6.43%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	145,595.866	5.61%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Y	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	134,770.869	5.19%

Y	Charles Schwab & Co. Inc
	Clearing Account for the
	Exclusive Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	131,486.415	5.06%

Putnam Michigan Tax Exempt Income Fund
A	Edward D Jones & Co
	For the Benefit of Customers
	12555 Manchester Rd.
	Saint Louis, MO 63131-3729	1,035,998.306	13.53%

A	Raymond James & Assoc Inc
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	683,979.975	8.93%

A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	670,162.875	8.75%

A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	585,426.840	7.65%

B	MLPF&S for the Sole Benefit
	of its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	62,350.143	35.45%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	37,070.070	21.08%

B	Oppenheimer & Co Inc.
	FBO Harry Bush and Isabele Bush Co-Ttees
	Bush Family Rev Trust
	628 6th St.
	Wyandotte, MI 48192-2636	9,636.089	5.48%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	55,740.808	27.28%

C	Raymond James & Assoc Inc
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	28,773.912	14.08%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	19,713.197	9.65%

C	UBS Wealth Management USA
	0O0 11011 6100
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd.
	Weehawken, NJ 07086-6761	15,419.586	7.55%

C	MLPF&S for the Sole Benefit of
	its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	13,483.684	6.60%

M	Edward D Jones & Co
	For the Benefit of Customers
	12555 Manchester Rd.
	Saint Louis, MO 63131-3729	8,900.081	39.57%

M	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	7,914.347	35.18%

M	Betty Pobuda & Robert E Pobuda
	JTWROS
	29642 Heritage Ln
	Paw Paw, MI 49079-8413	2,108.774	9.37%

L-31

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Michigan Tax Exempt Income Fund (cont.)
M	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,832.408	8.15%

M	Cetera Investment Svcs.
	(FBO)Raymond Brown 18830914
	400 first Street So
	Suite 300
	P.O. Box 283
	St. Cloud, MN 56302-0283	1,543.842	6.86%

Y	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	63,237.536	34.17%

Y	MLPF&S for the Sole Benefit of
	its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	34,152.689	18.45%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	31,362.117	16.94%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	23,037.394	12.45%

Y	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	16,688.344	9.02%

Putnam Minnesota Tax Exempt Income Fund
A	Edward D Jones & Co
	For the Benefit of Customers
	12555 Manchester Rd.
	Saint Louis, MO 63131-3729	1,361,325.681	13.92%

A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,000,246.242	10.23%

B	Charles Schwab & Co. Inc
	Clearing Account for the Exclusive
	Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	46,147.642	30.17%

B	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	36,134.413	23.62%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	9,647.715	6.31%

B	Edward D Jones & Co
	For the Benefit of Customers
	12555 Manchester Rd.
	Saint Louis, MO 63131-3729	9,381.819	6.13%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	509,500.204	27.22%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	252,045.896	13.47%

M	Stifel Nicolaus & Co Inc
	Richard E & Charlotte A Wuttke
	Charlotte A Wuttke, Bruce Wuttke
	501 North Broadway
	St. Louis, MO 63102-2188	10,528.849	17.35%

Class	Shareholder Name and Address	Holdings	Percentage Owned

M	Ann P Gustin & John M Gustin, Ttees
	Gustin Revocable Living Trust
	U/D/T 03/18/2003
	3061 Woodlark Ln.
	Eagan, MN 55121-1916	7,716.599	12.71%

M	Scott K Biesanz Ttee
	Scott K Biesanz Rev Trust
	U/A Dtd 01/12/2005
	724 Washington St.
	Winona, MN 55987-3350	5,756.232	9.48%

M	National Financial Services, LLC
	for the Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	5,740.700	9.46%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	5,144.033	8.48%

M	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	4,740.401	7.81%

M	David P Merten & Kay M Merten JTWROS
	1364 Windsor Ln
	Grayslake, IL 60030-3759	4,022.657	6.63%

M	Edward D Jones & Co
	For the Benefit of Customers
	12555 Manchester Rd.
	Saint Louis, MO 63131-3729	3,666.060	6.04%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	62,875.586	35.75%

Y	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	57,976.179	32.96%

Y	MLPF&S for the Sole Benefit of
	its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	29,481.753	16.76%

Y	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	14,799.501	8.41%

Putnam Money Market Fund
A [ ]	Great-West Trust
	Company, LLC FBO	75,229,521.664	5.75%

B	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	2,024,548.465	14.49%

C	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	1,904,618.312	7.29%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,756,196.650	6.72%

C	Charles Schwab & Co. Inc
	Clearing Account for the
	Exclusive Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151 1,704,813.980		6.52%

C	National Financial Services, LLC
	for the Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	1,601,957.400	6.13%

L-32

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Money Market Fund (cont.)
M*	CKS Packaging Inc. 401k Plan	3,563,914.452	12.18%

R	Frontier TRCO FBO
	End Clinic Inc
	PO Box 10758
	Fargo, ND 58106	3,563,914.452	12.18%

T [ ]	Great-West Trust Company, LLC — Employee
	Benefits Clients 401(k)	11,114,347.960	52.90%

T [ ]	Great-West Trust Company, LLC — Great West
	IRA Advantage	2,966,070.193	14.12%

Putnam Money Market Liquidity Fund
P	Putnam Stable Value Intermediate Domestic
	Investment Grade Trust	[ ]	19.57%

P	Putnam Dynamic Asset
	Allocation-Growth Fund	[ ]	8.69%

P	Putnam Absolute Return Fund	[ ]	8.52%

P	Putnam Stable Value Intermediate Domestic
	Investment Grade Trust	[ ]	8.17%

P	Putnam Capital Spectrum Fund	[ ]	7.70%

P	Putnam Total Return Trust	[ ]	7.50%

P	Putnam Diversified Income Trust	[ ]	7.36%

P	Putnam Total Return Trust	[ ]	6.49%

P	Putnam Dynamic Asset
	Allocation-Balanced Fund	[ ]	6.32%

P	Putnam U.S. Government Income Trust	[ ]	19.57%

Putnam Multi-Cap Core Fund
A	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	175,712.493	23.70%

A	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	122,545.423	16.53%

A	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Center Drive
	San Diego, CA 92121	63,073.636	8.51%

A	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716-1100	46,968.118	6.33%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	42,113.321	5.68%

B	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	5,412.625	17.18%

B	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716-1100	3,597.809	11.42%

B	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Center Drive
	San Diego, CA 92121	2,055.501	6.53%

B	Stifel, Nicolaus & Co. Inc.
	Robert Miller IRA
	501 N Broadway FL 8
	St. Louis MO 63102-2188	1,844.130	5.85%

C	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716-1100	22,610.868	21.91%

C	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	18,257.636	17.69%

C	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Center Drive
	San Diego, CA 92121	13,088.015	12.68%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	Ronald Hoffman
	7643 Circulo Sequoia
	Carlsbad CA 92009-8472	6,631.300	6.43%

C	Goldstein & Bachman PA
	A/C Howard A. Bachman
	9 Walnut Ln.
	Manalapan, NJ 07726-4655	5,901.370	5.72%

M	Michael E. Griest
	418 Depew St.
	Peekskill, NY 10566-4606	1,417.434	26.38%

M	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,125.611	20.95%

M	Douglas Holland
	2470 Lowell Mill Road
	Kenley, NC 27542-8354	862.129	16.05%

M	Bethany Jean Zare
	1190 E. Saint James Street
	San Jose, CA 95116-1126	591.466	11.01%

M	Sara Mathews
	10882 Wengate Ln.
	Blue Ash, OH 45241-2937	426.808	7.94%

M	Rachel Mathews
	770 Sanctuary Cove Dr.
	West Palm Beach, FL 33410-4521 339.996		6.33%

R	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,128.321	100.00%

Y	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	129,350.785	41.72%

Y [ ]	Great-West Trust Company, LLC 60,057.843		19.37%

Y	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716-1100	41,762.702	13.47%

Y	Gerard & Gail Sullivan
	22 Whitehall CIR
	Beverly MA 01915-2437	29,188.922	9.41%

Putnam Multi-Cap Growth Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	3,157,928.575	6.70%

A	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	2,828,001.858	6.00%

A	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	2,502,911.532	5.31%

C	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	68,496.012	7.67%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	60,964.956	6.83%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	53,550.841	6.00%

C	National Financial Services, LLC
	499 Washington Blvd
	Jersey City, NJ 07310-2010	48,569.056	5.44%

C	MLPF&S
	4800 Deer Lake Dr. E. FL 3
	Jacksonville, FL 32246-6484	45,788.696	5.13%

M*	CKS Packaging, Inc. 401k Plan	71,929.672	8.78%

R	Capital Bank and Trust Co TTEE
	Mossberg Corp Employee Savings Plan
	8515 E. Orchard Rd, #2T2
	Greenwood Village,
	CO 80111-5002	18,634.957	15.56%

L-33

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Multi-Cap Growth Fund (cont.)
R	Capital Bank and Trust Co.
	Alcan Rolled Products / Ravenswood LLC
	Salaried DCP 401k
	c/o Plan Premier Fascorp
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002 14,222.659		11.88%

R	Capital Bank and Trust Co.
	HK Research Corp PSP
	8515 E. Orchard Rd, #2T2
	Greenwood Village, CO 80111-5002 13,347.920		11.15%

R	Reliance Trust Company
	FBO — American Dawn
	PO Box 48529
	Atlanta, GA 30362-1529	9,382.806	7.84%

R	Hartford Life Insurance Co.
	1 Griffin Rd N
	Windsor, CT 06095-1512	7,707.163	6.44%

R	ING National Trust
	FBO ING
	1 Orange Way
	Windsor, CT 06095-4773	6,773.180	5.66%

Y [ ]	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	576,808.783	27.70%

Y [ ]	Great-West Trust Company, LLC —
	Recordkeeping for various
	benefit plans	559,605.721	26.87%

Y*	Marsh & McLennan Supplemental
	Retirement Plan	451,633.305	21.69%

Putnam Multi-Cap Value Fund
A	Pershing, LLC
	1 Pershing Plz
	Jersey City, NJ 07399-0001	1,264,626.059	7.53%

A	Edward Jones & Co for the benefit of customers
	12555 Manchester Rd
	Saint Louis, MO 63131-3729	1,092,195.203	6.50%

A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis, MO 63103-2523	970,020.579	5.78%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis, MO 63103-2523	31,561.937	5.40%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis, MO 63103-2523	173,605.408	15.93%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd floor	90,743.829	8.33%

C	Pershing, LLC
	1 Pershing Plz
	Jersey City, NJ 07399-0001	57,839.874	5.31%

M*	PECO Employees 401k plan	21,608.867	9.25%

R	Hartford Life Insurance Co
	Attn Unit Operations
	1 Griffin Rd
	Windsor CT 06095-1512	189,857.143	31.75%

Y [ ]	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	540,347.542	49.66%

Y	Wells Fargo Advisors
	Special Custody Acct for the Exclusive Benefit of Customer
	2801 Market St
	Saint Louis, MO 63103-2523	80,306.691	7.38%

Y	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Center Drive
	San Diego, CA 92121	65,551.359	6.02%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam New Jersey Tax Exempt Income Fund
A	National Financial Services, LLC
	for the Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	3,252,215.820	16.42%

A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis, MO 63103-2523	2,971,032.042	15.00%

A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	1,753,846.554	8.85%

A	MLPF&S for the Sole Benefit of
	its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	1,512,545.066	7.64%

A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,378,822.223	6.96%

A	Charles Schwab & Co. Inc
	Clearing Account for the
	Exclusive Benefit of
	Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151 1,080,115.605		5.45%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	326,930.915	52.83%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	76,263.195	12.32%

B	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	55,271.649	8.93%

B	MLPF&S for the Sole Benefit of
	its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	45,152.198	7.30%

B	National Financial Services, LLC
	for the Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	326,930.915	52.83%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	940,412.559	33.38%

C	Charles Schwab & Co. Inc
	Clearing Account for the Exclusive
	Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	390,281.552	13.85%

C	MLPF&S for the Sole Benefit of
	its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	311,069.610	11.04%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	229,662.814	8.15%

C	Raymond James & Assoc Inc
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	202,935.978	7.20%

L-34

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam New Jersey Tax Exempt Income Fund (cont.)
C	National Financial Services, LLC
	for the Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	184,757.092	6.56%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	176,770.361	6.27%

M	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	208,280.551	63.02%

M	National Financial Services, LLC
	for the Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	23,989.793	7.26%

M	Leonard Cavaliere & Joseph Cavaliere JTWROS
	21 King George Rd.
	Warren, NJ 07059-7014	17,428.799	5.27%

Y	MLPF&S for the Sole Benefit of
	its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	1,107,478.830	59.47%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	429,308.030	23.05%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	245,453.642	13.18%

Putnam New York Tax Exempt Income Fund
A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	16,652,125.786	13.80%

A	Merrill, Lynch, Pierce, Fenner & Smith
	For the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive East FL 3
	Jacksonville, FL 32246-6484	12,872,804.221	10.67%

A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	8,145,012.600	6.75%

A	Wells Fargo Advisors
	Special Custody Acct for the Exclusive
	Benefit of the Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	7,487,717.612	6.20%

B	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	437,472.157	27.93%

B	National Financial Services, LLC
	For the Exclusive Benefit of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	188,140.281	12.01%

B	Wells Fargo Advisors
	Special Custody Acct for the Exclusive
	Benefit of the Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	186,556.515	11.91%

Class	Shareholder Name and Address	Holdings	Percentage Owned

B	Merrill, Lynch, Pierce, Fenner & Smith
	For the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive East FL 3
	Jacksonville, FL 32246-6484	178,189.824	11.38%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,231,206.045	30.49%

C	Charles Schwab & Co Inc.
	Clearing Account for the
	Exclusive Benefit of Their Customers
	101 Montgomery Street
	San Francisco, CA 94104-4151	968,888.129	13.24%

C	Merrill, Lynch, Pierce, Fenner & Smith
	For the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive East FL 3
	Jacksonville, FL 32246-6484	902,415.109	12.33%

C	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Center Drive
	San Diego, CA 92121	598,025.317	8.17%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of the Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	414,788.375	5.67%

C	National Financial Services, LLC
	For the Exclusive Benefit of
	Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	384,460.763	5.25%

M	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	50,754.681	29.18%

M	Edward D. Jones & Co.
	Attn: Mutual Fund Shareholder Accounting
	201 Progress Pkwy
	Maryland Heights,
	MO 63043-3009	39,703.013	22.83%

M	Paula Detiberiis & Lorraine Detiberiis JTWROS
	Multiple Beneficiaries
	16136 91st St.
	Howard Beach, NY 11414-3424	25,749.705	14.80%

M	Elizabeth Frasca
	15 Kaldenberg Pl., Apt 1
	Tarrytown, NY 10591-7662	19,056.237	10.96%

M	Diane M. Mullen
	Dennis M. Mullen JTWROS
	2684 New Scotland Rd.
	Voorheesville, NY 12186-5021	8,753.150	5.03%

Y	Merrill, Lynch, Pierce, Fenner & Smith
	For the Sole Benefit
	of its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive East FL 3
	Jacksonville, FL 32246-6484	773,456.038	32.23%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of the Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	568,269.387	23.68%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	372,191.815	15.51%

Y	National Financial Services, LLC
	For the Exclusive Benefit of Our Customers
	499 Washington Blvd
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	206,129.888	8.59%

L-35

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam New York Tax Exempt Income Fund (cont.)
Y	John A Hill
	33 Avon Rd.
	Bronxville, NY 10708-1601	186,515.222	7.77%

Putnam Ohio Tax Exempt Income Fund
A	Edward D Jones & Co
	For the Benefit of Customers
	12555 Manchester Rd.
	Saint Louis, MO 63131-3729	1,567,419.684	11.22%

A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	1,260,447.996	9.02%

A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	1,205,187.279	8.63%

A	UBS Wealth Management USA
	0O0 11011 6100
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd.
	Weehawken, NJ 07086-6761	1,114,312.180	7.98%

A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	917,754.559	6.57%

A	National Financial Services, LLC
	for the Exclusive Benefit
	of Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	759,757.839	5.44%

B	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	91,231.337	42.52%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	14,339.129	6.68%

B	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	11,285.250	5.26%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	376,378.412	27.43%

C	UBS Wealth Management USA
	Attn: Department Manager
	1000 Harbor Blvd.
	Weehawken, NJ 07086-6761	226,992.809	16.54%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	108,373.553	7.90%

C	MLPF&S for the Sole Benefit
	of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	85,796.613	6.25%

C	Charles Schwab & Co. Inc
	Clearing Account for the Exclusive
	Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	71,411.429	5.20%

M	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	26,488.048	45.75%

Class	Shareholder Name and Address	Holdings	Percentage Owned

M	Pamela R LaulessTOD
	2664 Alexandria Dr.
	Lima, OH 45805-2678	8,895.488	15.36%

M	Albert A Myers
	TOD Thelma A Myers
	Subject To State TOD Rules
	6314 S Funk Rd.
	Shreve, OH 44676-9716	5,580.307	9.64%

M	Patricia J White
	Dalmas L White JTWROS
	2076 US 68 South, Lot 36
	Wilmington, OH 45177-9785	5,563.754	9.61%

Y	SEI Private Trust Company
	c/o First Merit ID 682
	1 Freedom Valley Dr.
	Oaks, PA 19456-9989	248,408.810	36.95%

Y	MLPF&S for the Sole Benefit of
	its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	137,090.557	20.39%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	128,482.304	19.11%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	114,201.583	16.98%

Putnam Pennsylvania Tax Exempt Income Fund
A	National Financial Services, LLC
	for the Exclusive Benefit
	of Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	4,819,269.697	25.47%

A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,701,687.341	8.99%

A	Wells Fargo Advisors
	Special Custody Acct for the Exclusive
	Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	1,613,740.197	8.53%

A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	988,354.101	5.22%

B	National Financial Services, LLC
	for the Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	179,666.543	27.49%

B	Wells Fargo Advisors
	Special Custody Acct for the Exclusive
	Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	152,656.863	23.35%

B	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	36,245.212	5.54%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	525,425.356	17.02%

C	National Financial Services, LLC
	for the Exclusive Benefit
	of Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	510,327.540	16.53%

L-36

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Pennsylvania Tax Exempt Income Fund (cont.)
C	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	433,633.937	14.05%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	271,494.335	8.79%

C	Charles Schwab & Co. Inc
	Clearing Account for the Exclusive
	Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151	184,814.212	5.99%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	159,097.714	5.15%

M	John J Handley & Joyce A Handley
	Ten In Comm
	495 Lake Louise Rd.
	Dallas, PA 18612-6063	125,952.679	27.65%

M	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	73,991.511	16.24%

M	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	27,130.126	5.95%

M	Michael Steinkirchner & Maury Steinkirchner JTWROS
	445 Turtle Ln
	Langhorne, PA 19047-3161	23,834.657	5.23%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	125,952.679	27.65%

Y	RBC Capital Markets, LLC
	Attn: Mutual Fund Ops Manager
	510 Marquette Ave S
	Minneapolis, MN 55402-1110	73,991.511	16.24%

Y	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	27,130.126	5.95%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	23,834.657	5.23%

Y	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	125,952.679	27.65%

Y	National Financial Services, LLC
	for the Exclusive Benefit of
	Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept 4th Fl
	Jersey City, NJ 07310-2010	73,991.511	16.24%

Putnam Research Fund
A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	674,834.844	6.96%

A	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	633,875.714	6.54%

B	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	28,931.446	5.62%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	95,872.292	15.05%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	42,899.973	6.74%

C	MLPF&S for the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	32,118.547	5.04%

M	Wells Fargo Advisors
	Special Custody Acct for the Exclusive
	Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	15,292.646	7.62%

R	MG Trust Company Cust
	Atlantic Technical Services
	700 17th St., Ste. 300
	Denver, CO 80202-3531	2,702.008	27.18%

R	MG Trust Company Cust
	Federal Steel & Erection Company
	700 17th St., Ste. 300
	Denver, CO 80202-3531	1,299.183	13.07%

R	MG Trust Company Cust
	Tua Sales Inc.
	700 17th St., Ste. 300
	Denver, CO 80202-3531	1,137.267	11.44%

R	MG Trust Company Cust
	Wyde Corp
	700 17th St., Ste. 300
	Denver, CO 80202-3531	1,101.625	11.08%

R	MG Trust Company Cust
	Pinemore Camp Association
	700 17th St., Ste. 300
	Denver, CO 80202-3531	650.433	6.54%

R	MG Trust Company Cust
	Valley Adjusting Service Inc.
	700 17th St., Ste. 300
	Denver, CO 80202-3531	633.005	6.37%

Y [ ]	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	246,986.366	44.98%

Y	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	191,230.000	34.83%

Putnam RetirementReady 2055 Fund
A	Jason Kalish
	118 Grove Street Apt 4
	Stamford, CT 06901	16,294.592	34.63%

A [ ]	Great-West Trust Company,
	Recordkeeper for various
	benefit plans	9,072.392	19.28%

A	Ryan Bagley
	205 Pinehurst Ave #2A
	New York, NY 10033	5,361.488	11.39%

A [ ]	Western Federal Credit Union	3,519.687	7.48%

B	Sarah Murphy
	29 Alton Ave
	Cumberland, RI 02864	1,159.821	47.49%

B	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,127.889	46.18%

C	Systematic Asian Leadership
	A/C Nathan Clifton
	PO Box 38405
	Charlotte, NC 28272	1,708.259	25.18%

C	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,135.445	16.74%

L-37

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2055 Fund (cont.)
C	Dennis Mos & Denise Mos Comm PROP
	2912 Field Ct
	San Diego, CA 92110	1,033.734	15.24%

C	Leroy Cusd
	A/C Elizabeth Conn
	207 Marsh Hawk Dr
	Le Ray, IL 61752	944.863	13.93%

C	Shannon McLoughlin Daley
	106 Glen Ave
	Millburn, NJ 07041	668.211	9.85%

M	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,132.237	45.26%

M	Keansburg Board of Education
	A/C Uriel Morfin
	50 Manito Road
	Manasquan, NJ 08736	648.552	25.93%

M	Nicholas Lelgie
	650 Carlisle Ave
	Hamilton, OH 45013	647.455	25.88%

R [ ]	Great-West Trust Company, LLC
	The Putnam Retirement Plan	5,332.399	74.56%

R	Putnam LLC
	One Post Office Square
	Boston, MA 02109	1,139.925	15.94%

R	ING National Trust FBO
	1 Orange Way
	Windsor, CT 06095	679.162	9.50%

Y [ ]	Great-West Trust
	Company, LLC FBO	36,345.494	66.04%

Y [ ]	UGL Services UNICCO Operations	9,509.640	17.28%

Y [ ]	Great-West Trust Company, LLC
	The Putnam Retirement Plan	7,174.738	13.04%

Putnam RetirementReady 2050 Fund
A [ ]	Great-West Trust Company, Recordkeeper
	for various benefit plans	88,126.573	32.70%

A [ ]	Western Federal Credit Union	16,396.658	6.08%

A	Eugene Blake
	8 Spruce Cir
	Andover, MA 01810	16,237.721	6.02%

A	MG Trust Company Cust
	Norman’s Wright/Airelink Mech EQ
	700 17th St., Ste. 300
	Denver, CO 80202-3531	14,940.254	5.54%

B	National Financial Services, LLC
	FBO its customers
	499 Washington Blvd
	Jersey City, NJ 07310	3,566.266	23.83%

B	Samantha Singh
	5838 Pala Mesa Drive
	San Jose, CA 95123	1,589.631	10.62%

B	Vineet Arora
	5605 S. Woodlawn Ave
	Chicago, IL 60637	988.897	6.61%

C	Deborah Nevin
	3409 Malito Dr
	Bonia, CA 91902	2,376.630	15.22%

C	First Nations Community
	A/C Jessica Tsabetsave
	5712 Potentilla CT NW
	Albuquerque, NM 87210	2,090.189	13.38%

C	Ian Sacco
	3650 Eugene Place
	San Diego, CA 92116	1,166.149	7.47%

C	First Nations Community
	A/C Diane Mccurg
	225 Charter House
	Williamsburg, VA 23188	999.727	6.40%

C	Georgia Phares
	6385 Ebb Tide Way
	Carlsbad, CA 92011	950.719	6.09%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	First Nations Community
	A/C Mary Flynn
	8608 Tia Christina Dr NW
	Albuquerque, NM 87114	780.232	5.00%

M	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399	670.412	34.96%

M	Keansburg Board of Education
	A/C James Schumacher
	67 Tall Timber Road
	Middletown, NJ 07748	377.227	19.67%

M*	PECO Employees 401(K) Plan	304.337	15.87%

M	Phoenix Data Systems Inc
	A/C A/C Brandon Wayne
	1605 Bawtree Street
	W. Bloomfield, MI 48324	207.939	10.84%

M	Keansburg Board of Education
	A/C Jason Wombough
	93 Seabreeze Way
	Keansburg, NJ 07734	122.967	6.41%

M	Michelle Voight Shisler
	507 Lead Street
	Kingman, AZ 86401	106.238	5.54%

M	Putnam LLC
	One Post Office Sq.
	Boston, MA 02109-2106	96.591	5.04%

R [ ]	Great-West Trust Company, LLC
	The Putnam Retirement Plan	54,914.609	35.14%

R	MG Trust Company Cust
	Wyde Corp.
	700 17th St., Ste. 300
	Denver, CO 80202-3531	21,457.640	13.73%

R	ING National Trust FBO
	1 Orange Way
	Windsor, CT 06095	9,575.798	6.13%

R	MG Trust Company Cust
	FBO Rincon Band of Luiseno Indians
	700 17th St., Ste. 300
	Denver, CO 80202-3531	8,392.580	5.37%

Y [ ]	Great-West Trust Company, LLC
	The Putnam Retirement Plan	203,014.373	77.82%

Y [ ]	UGL Services UNICCO Operations 32,775.382		12.56%

Putnam RetirementReady 2045 Fund
A [ ]	Great-West Trust Company, Recordkeeper
	for various benefit plans	130,843.194	30.01%

A	Ameritrade Inc FBO
	PO Box 2226
	Omaha, NE 68102-2226	31,436.752	7.21%

A [ ]	Livewire Mobile Inc.	22,072.016	5.06%

B	Taj Sabih
	528 Timber Way
	Lewisville, TX 75067	1,422.112	8.79%

B	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Centre Drive
	San Diego, CA 92121-1968	1,318.431	8.15%

B	Cassandra Juneau
	305 Melodywood Drive
	Friendswood, TX 77545	969.857	6.00%

B	Katie Darling
	777 E. Sandhill CT
	Lehi, Utah 84043	948.121	5.86%

B	James Coleman
	A/C Megan Reisenauer
	2420 Marie Road
	Turlock, CA 95380	893.583	5.53%

C	Abraham Schoenfeld
	4 Green Hill Lane
	Spring Valley, NY 10977	3,089.036	18.74%

C	Lisa Mapes
	96 River View Rd
	Sugar Run, PA 18846	2,242.684	13.61%

L-38

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2045 Fund (cont.)
C	Kidspeak Speech & Language Services
	A/C Rachel Crowley
	6807 Old Forge Drive
	Charlotte, NC 28226	1,871.850	11.36%

C	David Braham
	9200 Walsall CV
	Austin, TX 78749	1,380.228	8.37%

M	Phoenix Data Systems Inc
	A/C Aaron M. Peters
	2660 Sterling River Drive
	Fowlerville, MI 48836	389.306	30.12%

M	Renee Judson
	3004 N. Harrison St
	Wilmington, DE 19802	293.101	22.68%

M	Denise Lee Burgess
	3014 W. William Cannon Drive;
	Apt 522
	Austin, Texas 78745	184.508	14.28%

M	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	115.999	8.97%

M	Phoenix Data Systems Inc
	A/C Courtney Widzinski
	2061 Hollywood Ave
	Grosse Point, MI 48236	112.750	8.72%

M	Putnam LLC
	One Post Office Sq.
	Boston, MA 02109-2106	69.373	5.37%

R [ ]	Great-West Trust Company, Recordkeeper
	for various benefit plans	51,344.693	36.94%

R	MG Trust Company Cust
	FBO Rincon Band of Luiseno Indians
	700 17th St., Ste. 300
	Denver, CO 80202-3531	13,110.257	9.43%

R	MG Trust Company Cust
	FBO C&C Web International, Inc.
	700 17th St., Ste. 300
	Denver, CO 80202-3531	10,204.716	7.34%

R	MG Trust Company Cust
	Wyde Corp
	700 17th St., Ste. 300
	Denver, CO 80202-3531	9,197.198	6.62%

Y [ ]	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	195,438.885	79.82%

Y [ ]	UGL Services UNICCO Operations 29,743.096		12.15%

Putnam RetirementReady 2040 Fund
A [ ]	Great West Trust
	Company, LLC FBO	142,683.124	24.39%

A [ ]	Western Federal Credit Union	42,114.549	7.20%

B	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Centre Drive
	San Diego, CA 92121-1968	12,178.321	28.92%

B	National Financial Services, LLC
	FBO its customers
	499 Washington BLVD
	Jersey City, NJ 07310	4,597.813	10.92%

B	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	4,036.735	9.59%

C	Anne Bonczek
	81 Redfield Street
	Tunkhannock, PA 18657	2,489.172	12.07%

C	Edward Jones & Co.
	12555 Manchester Road
	Saint Louis, MO 63131	1,562.698	7.58%

C	Jennifer Sackett
	PO Box 514
	Wyallsing, PA 18853	1,499.825	7.27%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	Joshua Parkhurst
	1586 Steam Mill Hollow Rd
	Laceyville, PA 18623	1,412.998	6.85%

C	Jeffrey Carver
	225 Glen Road
	Camp Hill, PA 17011	1,267.082	6.14%

C	Diabetes Management & Supplies
	c/o Terry Miller
	4913 Steele Street
	Metairie, LA 70006	1,032.754	5.01%

M	Keansburg Board of Education
	A/C Dana Florio
	71 Galloping Drive
	Belford, NJ 07718	701.372	24.12%

M	Phoenix Data Systems
	A/C Sushma Krishnaswamy
	398 Daylily Dr
	Rochester Hills, MI 48307	561.796	19.32%

M	Simi Valley Unified School District
	A/C Karen Linn
	6043 Mescallero Pl
	Simi Valley, CA 93063	365.344	12.56%

M	Township High School District 211
	A/C Anthony Tosh
	849 W Saint John Pl
	Palatine, IL 60067	312.335	10.74%

M	Keansburg Board of Education
	A/C Theresa Konor
	2 Addison Road
	Howell, NJ 07731	255.785	8.80%

M	Keansburg Board of Education
	A/C Tara Kukulski
	434 Middlewood Road
	Middletown, NJ 07748	181.798	6.25%

M	Mary Lowell
	3451 N Apache St
	Kingman, AZ 86401	152.939	5.26%

R [ ]	Great-West Trust Company, Recordkeeper
	for various benefit plans	54,715.621	30.41%

R	MG Trust Company Cust
	FBO Rincon Band of Luiseno Indians
	700 17th St., Ste. 300
	Denver, CO 80202-3531	12,056.373	6.70%

R	MG Trust Company Cust
	IHS Pharmacy
	700 17th St., Ste. 300
	Denver, CO 80202-3531	11,029.558	6.13%

Y [ ]	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	216,863.078	74.78%

Y [ ]	UGL Services UNICCO Operations 43,718.980		15.07%

Putnam RetirementReady 2035 Fund
A [ ]	Great West Trust
	Company, LLC FBO	122,624.934	16.11%

A	National Financial Services, LLC
	FBO its customers
	499 Washington BLVD
	Jersey City, NJ 07310	106,540.895	14.00%

A*	IBEW Local 40	49,380.111	6.49%

A [ ]	Livewire Mobile Inc.	39,883.551	5.24%

B	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	6,918.411	13.15%

B	Alessandra Nardi
	2028 Parker Street
	Berkeley, CA 94704	3,693.308	7.02%

B	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Centre Drive
	San Diego, CA 92121-1968	3,620.081	6.88%

B	Patrick Keenan
	785 Keller Pkwy
	Saint Paul, MN 55117	2,679.715	5.09%

L-39

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2035 Fund (cont.)
C	MG Trust Company Cust
	Gartner Anesthesia PLLC
	700 17th St., Ste. 300
	Denver, CO 80202-3531	5,982.664	21.00%

C	Merritt Swartley
	3684 N Sawgrass Way
	Boise, ID 83704	2,286.067	8.03%

C	Dushore Grocery Inc
	A/C Justin Haas
	15768 SR 87
	Dushore, PA 18604	1,517.957	5.33%

C	Dushore Grocery Inc
	A/C Kristin Haas
	15768 SR 87
	Dushore, PA 18604	1,516.786	5.32%

M	Timothy McDonough
	26 Green Street
	Rockland, MA 02370	5,895.811	42.37%

M	Fairfield Public Schools
	A/C Steven Blumenthal
	49 Winchester Ave
	North Haven, CT 06473	5,444.637	39.13%

M	Putnam LLC
	One Post Office Sq.
	Boston, MA 02109-2106	1,227.724	8.82%

R [ ]	Great-West Trust Company,
	Recordkeeper for various
	benefit plans	69,502.290	29.79%

R	MG Trust Company Cust
	HIS Pharmacy
	700 17th St., Ste. 300
	Denver, CO 80202-3531	24,209.986	10.38%

R	MG Trust Company Cust
	One Fish Two Fish Inc Employees
	700 17th St., Ste. 300
	Denver, CO 80202-3531	15,477.330	6.63%

R	MG Trust Company Cust
	United Smiles PC
	700 17th St., Ste. 300
	Denver, CO 80202-3531	15,126.077	6.48%

Y [ ]	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	370,491.849	72.50%

Y [ ]	UGL Services UNICCO Operations 75,798.644		14.83%

Y [ ]	UGL Services UNICCO Operations 37,434.852		7.33%

Putnam RetirementReady 2030 Fund
A [ ]	Great-West Trust Company,
	Recordkeeper for various
	benefit plans	195,808.348	18.82%

A	National Financial Services, LLC
	FBO its customers
	499 Washington BLVD
	Jersey City, NJ 07310	79,212.666	7.61%

B	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	11,348.164	16.86%

B	National Financial Services, LLC
	FBO its customers
	499 Washington BLVD
	Jersey City, NJ 07310	5,902.063	8.77%

B	Michael Flaherty
	6103 Gulick Rd
	Naples, NY 14512	4,657.946	6.92%

B	Jesse Allen
	3 Parkwood CT
	Streamwood, IL 60107-2244	3,673.343	5.46%

C	Roseman Dental
	A/C Peter Rosenman
	328 Greenbank Rd.
	Bryn Mawr, PA 19010-1619	7,308.334	16.72%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	Beavercreek City Schools
	A/C Staci Auer
	4286 Bristol DR
	Beavercreek, OH 45440	4,723.720	10.81%

C	Beavercreek City Schools
	A/C Nicola T/ Moorehead
	2389 Brown Bark Drive
	Beavercreek, OH 45440	3,626.977	8.30%

C	CVS Thoracic & Cardiovascular
	A/C John Limoli
	11743 W 27th Drive
	Lakewood, CO 80215	3,623.858	8.29%

C	Melissa McGinness
	Beneficiary of John McClary
	1586 Midvale Ave
	Los Angeles, CA 90024	2,679.177	6.13%

C	Beavercreek City Schools
	A/C Tammy Horney
	7700 Tanyard Rd
	Yellow Spgs, OH 45387	2,189.888	5.01%

M	Keansburg Board of Education
	A/C Catherine Callaghan
	PO Box 547
	Red Bank, NJ 07701	1,235.512	20.84%

M	National Financial Services, LLC
	FBO its customers
	499 Washington BLVD
	Jersey City, NJ 07310	1,218.189	20.55%

M	David Pinckley
	2622 Toyon Way
	Yuba City, CA 95993	715.235	12.07%

M	Barbara Boyd
	4060 Vitobello CT
	Kingman AZ 86401	524.786	8.85%

M	Steven Arizaga
	For Kennedy Arizaga
	6734 E. Mission Street
	Yuma, AZ 85365	386.144	6.51%

M	Christopher Lynch
	451 Broadway
	Lynn, MA 01904	376.013	6.34%

M	STEP
	A/C Folly Nelson
	PO Box 121
	Grass Range, MT 59032	309.234	5.22%

R [ ]	Great-West Trust Company,
	Recordkeeper for various
	benefit plans	123,637.421	34.17%

R	ING National Trust FBO
	1 Orange Way
	Windsor, CY 06095	41,352.521	11.43%

R	MG Trust Company Cust
	Midwest Maintenance Co Inc.
	700 17th St., Ste. 300
	Denver, CO 80202-3531	20,692.667	5.72%

Y [ ]	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	423,602.284	71.09%

Y [ ]	UGL Services UNICCO Operations 52,633.492		8.83%

Y [ ]	UGL Services UNICCO Operations 36,284.991		6.09%

Putnam RetirementReady 2025 Fund
A [ ]	Great-West Trust Company,
	Recordkeeper for various
	benefit plans	301,059.352	23.53%

A	National Financial Services, LLC
	FBO its customers
	499 Washington BLVD
	Jersey City, NJ 07310	134,258.843	10.49%

B	National Financial Services, LLC
	FBO its customers
	499 Washington BLVD
	Jersey City, NJ 07310	7,891.382	14.17%

L-40

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2025 Fund (cont.)
B	Memorial Medical Center (IL)
	A/C Kathy S. Lee
	2500 E. Lake Shore Dr.
	Springfield, IL 62712-5500	5,178.830	9.30%

C	Frontier TRCO FBO
	Debra Sutton P.A. 401(k) plan
	PO Box 10758
	Fargo, ND 58106	4,428.822	9.29%

C	North Dakota State University
	A/C Charlene D. Goodyear
	2218 7th Street N
	Fargo, ND 58102	3,382.254	7.10%

C	Beavercreek City Schools
	A/C Carol M. Wade
	3544 Knollwood Dr
	Beavercreek, OK 45432-2318	3,319.281	6.96%

C	Roseman Dental
	A/C Judith Vivian
	1075 Balsam Way
	Blue Bell, PA 19422	2,902.262	6.09%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	2,855.682	5.99%

C	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Centre Drive
	San Diego, CA 92121-1968	2,589.786	5.43%

C	H. Felde Tool & Machine Co.
	A/C Edgar Soler
	608 Prince Street
	Pekin, IL 615540	2,529.281	5.31%

M	David Sayers
	39 Commonwealth Avenue
	Haverhill, MA 01830	4,428.822	9.29%

M	National Financial Services, LLC
	FBO its customers
	499 Washington BLVD
	Jersey City, NJ 07310	3,382.254	7.10%

M	Betsy McCarthy
	112 Roth St
	Houston, PA 15842	3,319.281	6.96%

M	Betsy McCarthy
	Benefit of Zigmund Roskowski
	112 Roth St
	Houston, PA 15842	2,902.262	6.09%

M	Herman Zeller
	1941 Pamela Street
	Oxnard, PA 93036	2,855.682	5.99%

R [ ]	Great-West Trust Company,
	Recordkeeper for various
	benefit plans	96,193.633	35.68%

R	MG Trust Company Cust
	Journey Communications
	700 17th St., Ste. 300
	Denver, CO 80202-3531	27,589.119	10.23%

R	MG Trust Company Cust
	Escoe Companies
	700 17th St., Ste. 300
	Denver, CO 80202-353112.95	19,537.174	7.25%

Y [ ]	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	389,080.271	61.10%

Y [ ]	UGL Services UNICCO Operations146,021.196		22.93%

Y [ ]	UGL Services UNICCO Operations 38,809.058		6.09%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2020 Fund
A [ ]	Great West Trust
	Company, LLC FBO	245,308.890	18.57%

A	National Financial Services, LLC
	FBO its customers
	499 Washington BLVD
	Jersey City, NJ 07310	73,860.103	5.59%

B	Jewish Senior Life
	A/C Daniel Katz
	438 Sundance Trl
	Webster, NY 14580	6,250.103	8.42%

B	Johnson City School District
	A/C Cathy M. Botts
	109 Chestnut Ridge Dr.
	Jonesborough, TN 37659-7457	5,095.772	6.86%

B	Connetquot School of Islip
	A/C Jane E. Murphy
	12 Franklin Road
	Oakdale, NY 11769-2223	4,784.226	6.44%

B	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Centre Drive
	San Diego, CA 92121-1968	4,596.438	6.19%

B	Guita Ghaditi, MD
	795 Rosewood Lane
	York, PA 17403-5917	4,179.925	5.63%

C	Wells Fargo Advisors
	Special Custody Acct For the Exclusive
	Benefit of its Customers
	2801 Market St
	Saint Louis, MO 63103	8,797.992	12.93%

C	Beavercreek City Schools
	A/C Mary K. Hunsaker
	1837 Andrea Circle
	Beavercreek, OH 45434	6,654.582	9.78%

C	Fairfield Board OF Education
	A/C Eileen Frankel
	9 Katy Lane
	Norwalk, CT 06851	4,337.145	6.37%

C	Mark Hall
	5121 N Bank Road
	Crescent City, CA 955231	4,074.055	5.99%

C	Bridgeport CT Board OF Education
	A/C Gidalia Olivera
	29 Nature Lane
	Shelton, CT 06484-4220	3,785.659	5.56%

C	Beavercreek City Schools
	A/C Sharon Geise
	542 Colonial Drive
	Beavercreek OH 45434	3,562.733	5.24%

M	Ouachita Parish School District
	A/C Eddie E. Mahoney
	101 N. Willow BND
	Monroe, LA 71203-9615	3,176.603	38.17%

M	Albert Barker
	PO Box 703
	Bordertown, NJ 08505	970.957	11.67%

M	Barbara Schenck
	705 E Drake Rd; Apt 50
	Fort Collins, CO 80525	524.564	6.30%

M	Albert Barker
	PO Box 703
	Bordertown, NJ 08505	523.671	6.29%

M	Frederick Watkins
	91 Bellhaven Chase CT
	Mableton, GA 30126-5959	501.654	6.03%

M	California State University Fullerton
	A/C Brett Fisher
	1548 E. Brookdale Pl
	Fullerton, CA 92831	478.003	5.74%

L-41

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam RetirementReady 2020 Fund (cont.)
R [ ]	Great-West Trust Company, Recordkeeper
	for various benefit plans	157,432.851	56.40%

Y [ ]	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	175,099.488	47.45%

Y [ ]	UGL Services UNICCO
	Operations	140,758.397	38.14%

Putnam RetirementReady 2015 Fund
A [ ]	Great-West Trust Company, LLC —
	Recordkeeper for various plans	178,667.001	18.39%

B	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Centre Drive
	San Diego, Ca 92121-1358	14,054.419	31.11%

B	UMB Bank na c/f
	FBO Marcia Kaminker
	81 Davidson S Mill Rd
	N. Brunswick, NJ 08902	3,778.234	8.36%

B	UMB Bank na c/f
	FBO Marcia Kaminker
	81 Davidson S Mill Rd
	N. Brunswick, NJ 08902	3,662.034	8.11%

B	Wells Fargo Advisors
	FBO Customer Accounts
	2801 market street
	saint louis, mo 63103	3,134.566	6.94%

B	Sahodree Thakurdin
	17 Big Horn Drive
	Palm Coast, FL 32137-3719	2,722.021	6.03%

B	Anne Albone
	112 Bear Creek Path
	Ormond Beach, FL 32174-8790	2,412.244	5.34%

C	Beavercreek City Schools
	A/C Erin E. Klingler
	1646 Turner Rd
	Xena, OH 45385	3,713.087	15.62%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	3,384.104	14.23%

C	Wright State University
	A/C John L. Bale
	10223 Simms Station Road
	Dayton, OH 45458-9528	2,941.171	12.37%

C	Judy Smith
	57 Mill Street
	East Haven, CT 06512	1,827.164	7.68%

C	Beavercreek City Schools
	A/C Caye Black
	2011 Wentworth Village Drive
	Bellbrook, OH 45385	1,618.117	6.80%

C	Beavercreek City Schools
	A/C Pandora Boos
	221 Wistowa TRL
	Beavercreek, OH 454310-2015	1,312.100	5.52%

M	Joyce Webb Shanower & Alisa Sedacca
	Bene of Frank Shanower SEP IRA
	6365 Brookline CT
	Cumming, GA 30040	1,732.363	20.22%

M	Steven Arizaga
	6734 E. Mission Street
	Yuma, AZ 85365	1,290.659	15.07%

M	Jack Hallack
	10120 Arrowhead Dr. Apt 7
	Jacksonville, FL 32257	755.647	8.82%

M	Carbondale Elem School District No 956
	A/C Margaret L. Mayberry
	7843 Giant City Road
	PO Box 2941
	Carbondale, IL 62902	750.088	8.76%

M	Robin Bodkins
	PO Box 1148
	Kingman, AZ 86402	742.911	8.67%

Class	Shareholder Name and Address	Holdings	Percentage Owned

M	Herman Zeller
	1941 Pamela Street
	Oxnard, CA 93036	639.385	7.46%

M	Peter Shkrutz
	1 Birch Street
	Milltown, NJ 08850	498.189	5.82%

M	Pamela Shinogle
	3533 S. Bear Creek Road
	Kaw City OK 74641-9613	449.744	5.25%

R [ ]	Great West Trust
	Company, LLC FBO	68,746.102	38.07%

R	MG Trust Company Cust
	Silver Lake Construction Inc.
	700 17th St., Ste. 300
	Denver, CO 80202-3531	30,797.118	17.06%

R	ING National Trust FBO
	1 Orange Way
	Windsor, CT 06095	10,195.605	5.65%

R	MG Trust Company Cust
	Jack Ouio CPA
	700 17th St., Ste. 300
	Denver, CO 80202-3531	9,432.394	5.22%

Y [ ]	UGL Services UNICCO Operations 97,301.228		39.76%

Y [ ]	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	84,586.100	34.56%

Y [ ]	UGL Services UNICCO Operations 34,818.214		14.23%

Putnam Retirement Income Fund Lifestyle 1
A [ ]	Great-West Trust Company, LLC —
	Recordkeeping for various
	benefit plans	74,467.168	8.59%

A*	IBEW Local 40 NECA 401K Plan	57,852.643	6.68%

A	National Financial Services, LLC
	FBO its customers
	499 Washington Blvd
	Jersey City, NJ 07310	46,481.508	5.36%

B	Dunkelberg McLinley Folkers Walk
	A/C Michelle Grimm
	3019 360th St
	Osage, IA 50461	2,482.247	24.30%

B	Pershing LLC
	I Pershing Plaza
	Jersey City, NJ 07303	1,974.561	19.33%

B	Victor Matheiu
	1133 N Grand St
	West Suffield, CT 06093	1,359.130	13.30%

B	Hua Hsing Wei
	9146 Emperor Ave
	San Gabriel, CA 91775	897.493	8.78%

B	Mabel Adams
	2012 N. 24th St.
	Boise, ID 83702-0205	891.923	8.73%

C	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Centre Drive
	San Diego, CA 92121-1358	6,979.686	17.68%

C	Otto Eachus
	4805 Mason Dr
	Boswell, NM 882011	4,113.559	10.42%

C	Joseph Skinner
	10824 Via Cascabel
	San Diego, CA 92124	2,658.052	6.73%

C	San Diego Unified School Dist.
	A/C Veronica Bowen
	12031 Obispo Rd
	San Diego, CA 92128	2,463.130	6.24%

C	Pershing LLC
	I Pershing Plaza
	Jersey City, NJ 07303	2,460.894	6.23%

C	Jan Richards
	1100 De Bremond Drive
	Roswell, NM 88201-1110	2,070.512	5.25%

L-42

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Retirement Income Fund Lifestyle 1 (cont.)
M	Gene Friel
	3094 Ridge Rd.
	South Park, PA 15129-9334	12,995.860	68.36%

M	Pershing LLC
	I Pershing Plaza
	Jersey City, NJ 07303	2,329.790	12.25%

R [ ]	Great-West Trust Company,
	Recordkeeper for various
	benefit plans	22,149.892	36.52%

R	MG Trust Company Cust
	CVC Environmental Inc
	700 17th St., Ste. 300
	Denver, CO 80202-3531	10,430.457	17.20%

R	MG Trust Company Cust
	Midtown Motors Inc
	700 17th St., Ste. 300
	Denver, CO 80202-3531	5,165.256	8.52%

R	MG Trust Company Cust
	Bio-Serv Inc. Profit Sharing Plan
	700 17th St., Ste. 300
	Denver, CO 80202-3531	3,586.813	5.91%

R	MG Trust Company Cust
	Midwest Political Science ASSOCIATION
	700 17th St., Ste. 300
	Denver, CO 80202-3531	3,428.410	5.65%

Y [ ]	UGL Services UNICCO
	Operations	303,133.066	69.90%

Y [ ]	Great-West Trust Company, LLC —
	The Putnam Retirement Plan	52,966.562	12.21%

Y [ ]	UGL Services UNICCO Operations 39,386.917		9.08%

Y [ ]	UGL Services UNICCO Operations 27,718.797		6.39%

Putnam Retirement Income Fund Lifestyle 2
A	Putnam LLC
	One Post Office Sq.
	Boston, MA 02109-2106	950,984.817	84.73%

B	Putnam LLC
	One Post Office Sq.
	Boston, MA 02109-2106	10,000.000	59.59%

B	UMB Bank NA C/F
	Pen Argyl School District 403B
	FBO Andrea A. Poloni
	114 ½ George Street
	Pen Argyl, PA 18072-1736	4,633.902	27.61%

B	U.S. Bancorp Investments Inc
	FBO 230964231
	60 Livingston Ave
	Saint Paul, MN 55107-2292	2,085.753	12.43%

C	Putnam LLC
	One Post Office Sq.
	Boston, MA 02109-2106	10,000.000	43.12%

C	Ameritrade Inc FBO
	PO Box 2226
	Omaha, NE 68103	4,863.813	20.97%

C	Duane & Vicky Madsen
	c/o Stacey Westbrook
	1137 212th Street
	New Richmond, WI 54017	4,331.088	18.67%

C	James H. Hamlin
	Roth IRA Plan
	1588 Turnberry CT
	Beaumont, CA 92223-8541	2,294.729	9.89%

M	Putnam LLC
	One Post Office Sq.
	Boston, MA 02109-2106	10,003.077	81.57%

M	Janice E. Barnhart
	174 Barnhart Road
	Julian, PA 16844-9305	2,260.341	18.43%

R	Putnam LLC
	One Post Office Sq.
	Boston, MA 02109-2106	10,003.077	100.00%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Y	Putnam LLC
	One Post Office Sq.
	Boston, MA 02109-2106	10,019.754	69.64%

Y	George Putnam, III
	One Post Office Square
	Boston, MA 02109	1,613.384	11.21%

Y	Robert Patterson
	One Post Office Square
	Boston, MA 02109	1,074.479	7.47%

Putnam Retirement Income Fund Lifestyle 3
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	65,606.621	6.25%

A	National Financial Services LLC
	For the Exclusive Benefit of Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	62,497.179	5.96%

A	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	56,475.537	5.38%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	13,842.656	18.19%

B	Wells Fargo Advisors
	2801 Market St.
	St. Louis, MO 63103-2523	11,915.183	15.66%

B	National Financial Services LLC
	For the Exclusive Benefit of Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	7,709.611	10.13%

B	Merrill Lynch
	For the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive, E FL 3
	Jacksonville, FL 32246	4,478.406	5.89%

B	Erminia White& Kathleen A Abruzzo JTWROS
	9005 84th St
	Woodhaven, NY 11421-2418	4,135.291	5.44%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	53,920.113	20.03%

C	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	37,337.961	13.87%

C	National Financial Services LLC
	For the Exclusive Benefit of Our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010	23,123.911	8.59%

C	Raymond James
	House Account Firm 92500015
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, FL 33716-1100	16,594.017	6.16%

M	Rosa L Cornelius
	IRA Rollover Plan
	1949 Baja Dr.
	Los Fresnos, TX 78566-4222	17,944.315	36.90%

M	Edward D Jones & Co
	Attn: Mutual Fund Shareholder Accounting
	201 Progress Pkwy
	Maryland Hts., MO 63043-3009	16,956.927	34.87%

M	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	12,354.966	25.41%

L-43

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Retirement Income Fund Lifestyle 3 (cont.)
R	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	227.286	63.32%

R	Putnam LLC
	One Post Office Square
	Boston, MA 02109	131.634	36.68%

Y	John A Hill
	33 Avon Rd
	Bronxville, NY 10708-1601	33,749.973	32.93%

Y	Merrill Lynch
	For the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive, E FL 3
	Jacksonville, FL 32246	14,766.451	14.41%

Y	Great-West Trust Company, LLC
	The Putnam Retirement Plan	12,696.169	12.39%

Y	Dudley R Davidson Jr. IRA Plan
	4004 Loon Lake Ct.
	Linden, MI 48451-9456	8,844.458	8.63%

Y	Frances M Davidson IRA Plan
	4004 Loon Lake Ct.
	Linden, MI 48451-9456	8,337.614	8.13%

Y	Jameson A Baxter & Reginald R Baxter JTWROS
	626 Old Barn Rd
	Lk Barrington, IL 60010-6203	6,947.077	6.78%

Putnam Short Duration Income Fund
A	UBS Wealth Management USA
	0O0 11011 6100
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd.
	Weehawken, NJ 07086-6761	73,069,383.375	66.40%

A	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	13,891,609.866	12.62%

B	Janney Montgomery Scott, LLC
	A/C Robert James Steele
	1801 Market Street
	Philadelphia, PA 19103	5,760.475	12.13%

B	Terese Schroeder
	12285 165th Ave SE
	Becker, MN 55308	4,143.921	8.73%

B	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	3,959.137	8.34%

B	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th fl
	Jersey City, NJ 07310-2010	2,463.132	5.19%

B	Dennis & Donna Bouser
	25 Towhee Dr
	Palmerton, PA 18071	2,458.086	5.18%

C	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	196,573.287	26.78%

C	UBS Wealth Management USA
	0O0 11011 6100
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd.
	Weehawken, NJ 07086-6761	130,863.615	17.83%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	104,888.560	14.29%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	60,272.475	8.21%

C	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716	58,443.925	7.96%

M	UBS Wealth Management USA
	0O0 11011 6100
	Omni Account M/F
	Attn: Department Manager
	1000 Harbor Blvd.
	Weehawken, NJ 07086-6761	48,829.874	44.04%

M	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	26,442.901	23.85%

M	Timothy & Candice McDermitt
	2651 Terrace Dr
	Honolulu, HI 96822	10,360.759	9.34%

M	Anne Marie & Denis Quagliariello
	2309 Poplar Rd
	Havertown, PA 19083	5,940.840	5.36%

R	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	57,932.976	46.94%

R	Frontier TRCO FBO
	Dr. Michael Schwartz PS Plan 59
	PO Box 11758
	Fargo, ND 58106	26,445.519	21.43%

R	Frontier TRCO FBO
	Central Texas Hospitalists
	PO Box 11758
	Fargo, ND 58106	18,383.581	14.90%

R	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	10,027.572	8.13%

R5	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,006.041	100.00%

R6 [ ]	Great-West Trust
	Company, LLC FBO	34,688.276	97.18%

Y	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	7,335,479.158	44.87%

Y	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,890,941.385	11.57%

Y	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716	1,860,827.674	11.38%

Y	National Financial Services, LLC
	For the Exclusive Benefit
	of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th fl
	Jersey City, NJ 07310-2010	1,608,458.568	9.84%

Y	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	7,335,479.158	44.87%

Putnam Short Term Investment Fund
P	Putnam Dynamic Asset
	Allocation-Growth Fund	[ ]	9.26%

P	Putnam Dynamic Asset
	Allocation-Balanced Fund	[ ]	7.42%

L-44

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Short Term Investment Fund (cont.)
P	Putnam Equity Income Fund	[ ]	7.32%

P	The Putnam Fund for Growth Income	[ ]	7.11%

P	Putnam Capital Spectrum Fund	[ ]	5.95%

P	The George Putnam of Boston
	d/b/a George Putnam Balanced Fund	[ ]	5.66%

P	Putnam Equity Spectrum Fund	[ ]	5.34%

Putnam Short-Term Municipal Income Fund
A	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	997,130.114	71.97%

A	Barbara Goldstein
	20 James Rd
	Harrison. NY 10528	104,943.930	7.57%

A	Charles Schwab & CO Inc.
	101 Montgomery Street
	San Francisco, CA 94104-4154	80,187.360	5.79%

B	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	1,730.270	60.72%

B	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,000.360	35.10%

C	Pershing LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	16,594.168	64.53%

C	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	7,566.762	29.42%

M	Diane & Dennis Mullen
	2684 New Scotland Rd
	Voorheesville, NY 12186	6,012.024	85.73%

M	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,000.958	14.27%

Y	National Financial Services, LLC
	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th fl
	Jersey City, NJ 07310-2010	62,200.839	85.83%

Putnam Small Cap Growth Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399	226,474.093	5.16%

B	Merrill, Lynch, Pierce, Fenner & Smith Inc.
	4800 Deer Lake Dr E FL 3
	Jacksonville, FL 32246-6484	6,627.147	18.36%

B	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Ctr. Dr.
	San Diego, CA 92121-1968	2,797.297	7.75%

C	National Financial Service, LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281	28,989.008	11.00%

C	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	24,348.893	9.24%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399	21,418.489	8.13%

C	Wells Fargo Advisor
	2801 Market Street
	Saint Louis, MO 63103	18,851.113	7.16%

C	Merrill, Lynch, Pierce, Fenner & Smith Inc.
	4800 Deer Lake Dr E FL 3
	Jacksonville, FL 32246-6484	18,332.596	6.96%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Ctr. Dr.
	San Diego, CA 92121-1968	14,669.367	5.57%

M	National Financial Service, LLC
	499 Washington BLVD.
	Jersey City, New Jersey
	07310-2010	6,421.392	13.74%

M	PAI Trust Company, INC
	1300 Enterprise Dr.
	De Pere, WI 54115-4934	3,136.496	6.71%

M	Steve Beckley
	2032 Why Worry Ln.
	Eugene OR 97405-7025	2,639.816	5.65%

M	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399	2,587.710	5.54%

M	MG Trust Company Cust. FBO
	Spine & Brain Neurosurgery Center
	717 17th St. STE. 1300
	Denver, CO 80202-3304	2,490.397	5.33%

M	Nationwide Trust Company
	PO Box 182029
	Columbus, OH 43218-2029	2,351.328	5.03%

R	Hartford Securities Distribution
	Attn UIT Operations
	PO Box 2999
	Hartford, CT 06104	147,591.269	36.05%

R	Capital Bank and Trust Company
	8515 E Orchard Road, #2T2
	Greenwood Village, CO 80111	66,160.192	16.16%

R	Hartford Life Insurance CO
	1 Griffin Road N
	Windsor, CT 06095-1512	60,301.975	14.73%

Y [ ]	Great-West Trust Company, LLC
	The Putnam Retirement Plan	264,921.914	61.05%

Y	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Ctr. Dr.
	San Diego, CA 92121-1968	24,112.442	5.56%

Y [ ]	Great-West Trust Company, LLC
	The Putnam Retirement Plan	23,647.908	5.45%

Putnam Small Cap Value Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399	871,053.488	8.11%

A	National Financial Service, LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281	648,016.092	6.03%

A	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	589,341.590	5.48%

C	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Ctr. Dr.
	San Diego, CA 92121-1968	871,053.488	8.11%

C	Wells Fargo Advisors
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523	648,016.092	6.03%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399	589,341.590	5.48%

C	MLPF&S for the Sole Benefit of its Customers
	4800 Deer Lake Dr. E FL 3
	Jacksonville, FL 32246-6484	871,053.488	8.11%

L-45

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Small Cap Value Fund (cont.)
M	Mark Torbeck
	IRA Rollover Plan
	5765 Birchmont Place Dr
	Saint Louis, MO 63129-2987	5,915.237	5.66%

R	MG Trco Cust Ffbo
	Gregory Kuo DDS Pension Plan
	700 17th Stte 300
	Denver, Co 80202-3531	4,915.193	13.79%

R	MG Trust Company Cust
	CMS Watch
	700 17th St., Ste. 300
	Denver, CO 80202-3531	4,122.644	11.56%

R	MG Trust Company Cust
	Block Business Systems Inc
	700 17th St., Ste. 300
	Denver, CO 80202-3531	3,119.125	8.75%

R	MG Trust Company Cust
	Covalent Systems Group
	700 17th St., Ste. 300
	Denver, CO 80202-3531	2,471.113	6.93%

R	MG Trust Company Cust
	Lakeshore Interactive LLC
	700 17th St., Ste. 300
	Denver, CO 80202-3531	2,258.734	6.34%

Y	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Ctr. Dr.
	San Diego, CA 92121-1968	3,659,442.419	71.55%

Y [ ]	Great-West Trust Company, LLC
	The Putnam Retirement Plan	884,907.423	17.30%

Putnam Strategic Volatility Equity Fund
A	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	296,000.000	96.23%

B	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,000.000	50.17%

B	Mary Stowell
	28 Timmerman Ave
	St Johnsville, NY 13452	679.612	34.09%

B	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Ctr. Dr.
	San Diego, CA 92121-1968	216.591	10.87%

C	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,000.000	43.93%

C	Ying Fu
	1028 Vista Pointe Circle
	San Ramon, CA 94582	719.080	31.59%

C	Jackie Conely-Sheller
	310 S. Clinton St
	Stockbridge, MI 49285	449.106	19.73%

M	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	1,000.000	100.00%

Y	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Ctr. Dr.
	San Diego, CA 92121-1968	35,121.146	39.24%

Y [ ]	Great-West Trust Company, LLC
	The Putnam Retirement Plan	19,270.910	21.53%

Y	James Fetch
	44 Prince Street
	Apt 505
	Boston, MA 02113	14,821.600	16.56%

Y	Robert Schoen
	11 Beech S\Rd
	Brookline MA 02446	5,354.589	5.98%

Class	Shareholder Name and Address	Holdings	Percentage Owned

Y	Jameson & Reginald Baxter
	626 Old Barn Rd
	LK Barrington, IL 60010	4,812.320	5.38%

Putnam Tax Exempt Income Fund
A	Edward D. Jones & Co.
	201 Progress Pkwy.
	Maryland Heights, MO
	63043-3009	16,272,715.611	14.27%

A	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103-2523	11,619,829.038	10.19%

A	Merrill, Lynch, Pierce, Fenner & Smith Inc.
	4800 Deer Lake Dr E FL 3
	Jacksonville, FL 32246-6484	7,579,843.732	6.65%

A	National Financial Service, LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281	6,580,183.779	5.77%

A	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	6,556,237.718	5.75%

B	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103-2523	315,591.036	29.35%

B	Merrill, Lynch, Pierce, Fenner & Smith Inc.
	4800 Deer Lake Dr E FL 3
	Jacksonville, FL 32246-6484	165,095.547	15.36%

B	National Financial Services LLC
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	131,505.405	12.23%

B	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	129,862.779	12.08%

C	Merrill, Lynch, Pierce, Fenner & Smith Inc.
	4800 Deer Lake Dr E FL 3
	Jacksonville, FL 32246-6484	878,083.883	20.31%

C	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103-2523	464,161.459	10.74%

C	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	450,810.609	10.43%

C	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716	364,622.575	8.43%

C	National Financial Services LLC
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	307,664.641	7.12%

C	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Ctr. Dr.
	San Diego, CA 92121-1968	253,315.776	5.86%

M	Edward D. Jones & Co.
	201 Progress Pkwy.
	Maryland Heights, MO
	63043-3009	166,029.463	21.56%

M	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	139,204.698	18.08%

M	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103-2523	106,722.495	13.86%

Y	Merrill, Lynch, Pierce, Fenner & Smith Inc.
	4800 Deer Lake Dr E FL 3
	Jacksonville, FL 32246-6484	823,413.799	25.61%

Y	National Financial Services LLC
	200 Liberty Street, 5th Fl.
	One World Financial Center
	New York, NY 10281-5503	784,677.704	24.40%

L-46

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam Tax Exempt Income Fund (cont.)
Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	586,763.439	18.25%

Y	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103-2523	537,445.646	16.71%

Y	LPL Financial
	Attn: Lindsay O’Toole
	9785 Towne Ctr. Dr.
	San Diego, CA 92121-1968	161,438.687	5.02%

Putnam Tax Exempt Money Market Fund
A	John Hill
	33 Avon Rd
	Bronxville, NY 10708	3,041,168.870	7.14%

Putnam Tax-Free High Yield Fund
A	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	7,680,735.530	11.14%

A	Edward D. Jones & Co.
	201 Progress Parkway
	Maryland, Heights, MO
	63043-3009	6,909,262.961	10.02%

A	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	4,685,071.748	6.79%

A	Merrill, Lynch, Pierce Fenner & Smith
	4800 Deer Lake Drive E. Floor 3
	Jacksonville, FL 32246-6484	4,646,531.870	6.74%

A	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	4,044,835.281	5.87%

A	National Financial Services LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281-5503	4,044,558.173	5.86%

B	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	295,740.609	27.60%

B	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	167,948.348	15.68%

B	Merrill, Lynch, Pierce Fenner & Smith
	4800 Deer Lake Drive E. Floor 3
	Jacksonville, FL 32246-6484	134,472.527	12.55%

B	National Financial Services LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281-5503	104,580.139	9.76%

B	Charles Schwab & CO Inc.
	101 Montgomery Street
	San Francisco, CA 94104-4154	62,838.938	5.87%

C	Merrill, Lynch, Pierce Fenner & Smith
	4800 Deer Lake Drive E. Floor 3
	Jacksonville, FL 32246-6484	1,708,627.169	32.11%

C	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	688,636.396	12.94%

C	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	444,441.927	8.35%

C	UBS WM USA
	Attn: Department Manager
	1000 Harbor Blvd
	Weehawken, NJ 07086	337,519.688	6.34%

C	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	314,776.257	5.92%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	National Financial Services LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281-5503	279,756.995	5.26%

M	Edward D. Jones & CO
	201 Progress Parkway
	Maryland Heights, MO 63043	114,261.093	16.07%

M	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	43,955.783	6.18%

M	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	41,778.539	5.88%

M	National Financial Services LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281-5503	38,480.104	5.41%

Y	Merrill, Lynch, Pierce Fenner & Smith
	4800 Deer Lake Drive E. Floor 3
	Jacksonville, FL 32246-6484	1,577,968.587	34.05%

Y	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303-2052	696,308.272	15.03%

Y	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	419,347.657	9.05%

Y	LPL Financial
	Omnibus Customer Account
	Attn: Lindsay O’Toole
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968	410,246.109	8.85%

Y	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	409,376.605	8.83%

Y	National Financial Services LLC
	200 Liberty Street, 5th Floor
	One World Financial Center
	New York, NY 10281-5503	367,603.032	7.93%

Y	Charles Schwab & CO Inc.
	101 Montgomery Street
	San Francisco, CA 94104-4154	292,222.885	6.31%

Putnam U.S. Government Income Trust
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	5,129,202.334	6.93%

A	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Deer Lake Drive E, Floor 3
	Jacksonville, Florida 32246-64845,010,652.704		6.77%

A	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	4,036,040.640	5.45%

B	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	563,111.795	27.03%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	437,426.710	21.00%

B	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Deer Lake Drive E, Floor 3
	Jacksonville, Florida 32246-6484 107,190.475		5.15%

C	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	1,344,168.845	17.80%

C	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Deer Lake Drive E, Floor 3
	Jacksonville, Florida 32246-6484 898,447.469		11.90%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	873,885.435	11.57%

L-47

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam U.S. Government Income Trust (cont.)
C	National Financial Services LLC
	499 Washington Blvd
	Jersey City, NJ 07310	653,496.625	8.65%

C	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	649,765.856	8.60%

C	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716	401,971.961	5.32%

M	Mitsubishi UFJ Morgan Stanley
	Securities CO LTD
	29-20 Mejiroda 3-Chome, Bunkyo-ku
	Tokyo 112-8688 Japan	849,830.000	59.37%

M	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	89,102.719	6.22%

M	National Financial Services LLC
	499 Washington Blvd
	Jersey City, NJ 07310	79,819.313	5.58%

R	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Deer Lake Drive E, Floor 3
	Jacksonville, Florida 32246-6484 685,429.350		27.03%

R	State Street Bank and Trust
	1 Lincoln Street
	Boston, MA 02111	440,359.645	17.37%

Y	Merrill, Lynch, Pierce, Fenner & Smith
	4800 Deer Lake Drive E, Floor 3
	Jacksonville, Florida 32246-6484 692,073.061		16.90%

Y	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	413,100.558	10.09%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	395,374.105	9.65%

Y [ ]	Great-West Trust
	Company, LLC FBO	374,776.747	9.15%

Y	National Financial Services LLC
	499 Washington Blvd
	Jersey City, NJ 07310	372,789.470	9.10%

Y	Morgan Stanley Smith Barney
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	329,711.841	8.05%

Y [ ]	Great-West Trust Company, LLC
	The Putnam Retirement Plan	285,656.782	6.97%

Y	Charles Schwab & Co. Inc.
	101 Montgomery St.
	San Francisco, CA 94104-4151	225,869.713	5.52%

Putnam Voyager Fund
A	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399	7,732,263.511	6.70%

A	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	6,363,745.375	5.51%

A	National Financial Services, LLC
	499 Washington St.
	Jersey City, NJ 07310-2010	6,357,318.661	5.51%

A	Merrill Lynch Pierce Fenner & Smith
	4800 Deer Lake Drive E FL 3
	Jacksonville, FL 32246-6484	6,279,527.352	5.44%

B	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399	301,338.120	6.62%

B	Merrill Lynch Pierce Fenner & Smith
	4800 Deer Lake Drive E FL 3
	Jacksonville, FL 32246-6484	280,516.452	6.17%

B	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	248,141.243	5.45%

Class	Shareholder Name and Address	Holdings	Percentage Owned

C	Merrill Lynch Pierce Fenner & Smith
	4800 Deer Lake Drive E FL 3
	Jacksonville, FL 32246-6484	1,456,743.545	25.73%

C	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	592,250.954	10.46%

C	UBS WM USA
	1000 Harbor Blvd
	Weehawken, NJ 07086	521,496.416	9.21%

C	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399-0001	493,426.657	8.72%

C	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	408,238.569	7.21%

C	Raymond James
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716	331,852.809	5.86%

M*	CKS Packaging Inc. 401(k) Plan	90,645.411	9.08%

R	Merrill Lynch Pierce Fenner & Smith
	4800 Deer Lake Drive E FL 3
	Jacksonville, FL 32246-6484	90,645.411	9.08%

R	Hartford Securities Distribution
	Attn: UIT Operations
	PO Box 2999
	Hartford, CT 06104	90,645.411	9.08%

R5	Putnam, LLC
	One Post Office Square
	Boston, MA 02109	463.415	100.00%

R6	Great-West Trust Company, LLC
	The Putnam Retirement Plan	1,094,609.072	99.96%

Y	Merrill Lynch Pierce Fenner & Smith
	4800 Deer Lake Drive E FL 3
	Jacksonville, FL 32246-6484	1,574,633.571	14.99%

Y	Wells Fargo Advisors
	2801 Market Street
	Saint Louis, MO 63103	789,789.025	7.52%

Y [ ]	Great-West Trust Company, LLC
	FBO	703,460.282	6.70%

Y	Morgan Stanley Smith Barney
	Harborside Financial Center
	Plaza 2, 3rd Floor
	Jersey City, NJ 07311	614,141.920	5.85%

Y	Pershing, LLC
	1 Pershing Plaza
	Jersey City, NJ 07399	596,853.031	5.68%

Y	National Financial Services, LLC
	499 Washington St.
	Jersey City, NJ 07310-2010	563,251.672	5.36%

Putnam VT Absolute Return Absolute 500 Fund
IA	Putnam, LLC
	One Post Office Square
	Boston, MA 02109+	1,000.000	100.00%

IB	Sun Life Assurance
	Company of Canada(19) +	1,646,826.282	93.75%

Putnam VT American Government Income Fund
IA	Hartford Life & Annuity (7) +	3,287,848.407	54.41%

IA	Hartford Life (8) +	2,545,767.647	42.13%

IB	Allstate Life
	Insurance Company(1) +	2,148,271.819	62.21%

IB	Hartford Life & Annuity (7)	520,693.896	15.08%

IB	Hartford Life (8)	227,941.058	6.60%

IB	Allstate Life
	Insurance Company (1)	215,204.133	6.23%

Putnam VT Capital Opportunities Fund
IA	Hartford Life & Annuity (7) +	426,431.496	52.45%

IA	Hartford Life Insurance Co.(9) +	386,628.381	47.55%

IB	Hartford Life & Annuity (7) +	352,030.375	44.95%

L-48

Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam VT Capital Opportunities Fund (cont.)
IB	Allstate Life Insurance Company (1) +227,481.392		29.05%

IB	Hartford Life & Annuity (7)	108,717.979	13.88%

IB	Hartford Life Insurance Co.(9)	41,562.964	5.31%

Putnam VT Diversified Income Fund
IA	Hartford Life & Annuity (7) +	8,077,716.046	48.11%

IA	Hartford Life (8) +	7,527,831.425	44.84%

IB	Hartford Life & Annuity (7) +	17,764,370.459	52.65%

IB	Hartford Life (8)	8,156,812.386	24.18%

IB	Allstate Life
	Insurance Company (1)	3,810,466.263	11.29%

Putnam VT Equity Income Fund
IA	Hartford Life & Annuity (7) +	6,201,831.022	60.11%

IA	Hartford Life Insurance Co (9) + 3,394,037.629		32.90%

IB	Allstate Life
	Insurance Company (1) +	4,233,875.931	32.51%

IB	Hartford Life & Annuity (7)	1,911,727.294	14.68%

IB	Guardian Insurance &
	Annuity Co. Inc.(6)	1,732,644.963	13.31%

IB	Metlife Investors VA(13)	1,382,190.320	10.61%

IB	Hartford Life Insurance Co (9)	713,274.482	5.48%

Putnam VT George Putnam Balanced Fund
IA	Hartford Life & Annuity (7) +	5,466,396.350	58.50%

IA	Hartford Life (8) +	3,477,536.017	37.21%

IB	Allstate Life
	Insurance Company (1) +	6,701,596.281	69.92%

IB	Hartford Life & Annuity (7)	1,612,412.818	16.82%

IB	Hartford Life (8)	586,969.275	6.12%

IB	Allstate Life of NY (2)	568,405.559	5.93%

Putnam VT Global Asset Allocation Fund
IA	Hartford Life & Annuity (7) +	3,670,768.317	47.44%

IA	Hartford Life (8) +	3,348,955.793	43.28%

IB	Allstate Life
	Insurance Company (1) +	1,370,798.170	41.26%

IB	Hartford Life & Annuity (7) +	1,206,973.284	36.33%

IB	Hartford Life (8)	525,958.264	15.83%

IB	Allstate Life of NY (2)	212,853.174	6.41%

Putnam VT Global Equity Fund
IA	Hartford Life & Annuity (7) +	6,075,811.408	45.29%

IA	Hartford Life (8) +	5,827,992.036	43.45%

IA	Hartford Life & Annuity (7)	768,680.119	5.73%

IA	Hartford Life Insurance Co (9)	690,062.616	5.14%

IB	Allstate Life
	Insurance Company (1) +	1,242,502.736	74.29%

IB	Allstate Life of NY (2)	129,255.283	7.73%

IB	Retirement Builder Variable
	Annuity Account (16)	112,615.395	6.73%

IB	Hartford Life & Annuity (7)	89,019.165	5.32%

Putnam VT Global Health Care Fund
IA	Hartford Life & Annuity (7) +	1,497,633.605	48.27%

IA	Hartford Life (8) +	1,389,413.524	44.78%

IB	Riversource Life
	Insurance Company (17) +	1,973,363.327	36.78%

IB	Allstate Life
	Insurance Company (1) +	1,746,665.134	32.56%

IB	Lincoln National Variable(12)	585,137.867	10.91%

Putnam VT Global Utilities Fund
IA	Hartford Life (8) +	3,621,415.391	52.63%

IA	Hartford Life & Annuity (7) +	2,987,281.380	43.41%

IA	Hartford Life (8) +	3,621,415.391	52.63%

IB	Allstate Life
	Insurance Company (1) +	911,633.574	78.05%

Class	Shareholder Name and Address	Holdings	Percentage Owned

IB	Allstate Life of NY (2)	107,476.132	9.20%

IB	Hartford Life & Annuity (7)	101,813.427	8.72%

Putnam VT Growth and Income Fund Putnam
IA	Hartford Life (8) +	23,107,111.460	48.44%

IA	Hartford Life & Annuity (7) +	20,759,820.549	43.52%

IB	Allstate Life
	Insurance Company (1) +	6,418,062.436	60.81%

IB	Hartford Life & Annuity (7)	1,019,646.146	9.66%

IB	Allstate Life of NY (2)	575,463.636	5.45%

IB	Hartford Life (8)	538,550.054	5.10%

Putnam VT Growth Opportunities Fund
IA	Hartford Life & Annuity (7) +	986,178.172	55.72%

IA	Hartford Life (8) +	750,034.766	42.38%

IB	Allstate Life
	Insurance Company (1) +	1,323,153.968	73.97%

IB	Hartford Life & Annuity (7)	127,093.241	7.11%

IB	Allstate Life of NY (2)	122,817.343	6.87%

IB	Hartford Life (8)	103,696.017	5.80%

IB	Retirement Builder Variable
	Annuity Account (16)	100,317.322	5.61%

Putnam VT High Yield Fund
IA	CMFG GROUP(5) +	16,203,993.350	39.65%

IA	Hartford Life & Annuity (7)	9,677,009.162	23.68%

IA	Hartford Life (8)	9,300,268.117	22.76%

IA	Hartford Life & Annuity (7)	2,878,167.461	7.04%

IB	Allstate Life
	Insurance Company (1) +	5,888,223.698	39.86%

IB	Jefferson National Life (11)	1,929,157.074	13.06%

IB	Hartford Life & Annuity (7)	1,860,059.540	12.59%

IB	Riversource Life
	Insurance Company (17)	1,353,734.683	9.16%

IB	Security Benefit Life (18)	1,097,287.994	7.43%

IB	Hartford Life & Annuity (7)	829,070.183	5.61%

Putnam VT Income Fund
IA	Hartford Life (8) +	8,328,784.414	47.45%

IA	Hartford Life & Annuity (7) +	6,358,712.479	36.23%

IA	Hartford Life & Annuity (7)	1,261,713.389	7.19%

IB	Allstate Life
	Insurance Company (1) +	7,106,652.836	64.97%

IB	Allstate Life of NY (2)	1,100,183.570	10.06%

IB	Hartford Life & Annuity (7)	1,001,967.846	9.16%

IB	Hartford Life & Annuity (7)	876,444.169	8.01%

IB	Hartford Life (8)	638,007.709	5.83%

Putnam VT International Equity Fund
IA	Hartford Life & Annuity (7) +	3,916,990.867	39.87%

IA	Hartford Life (8) +	2,874,501.696	29.26%

IA	Hartford Life & Annuity (7)	1,639,762.869	16.69%

IA	Hartford Life Insurance Co (9)	902,392.446	9.19%

IB	Allstate Life
	Insurance Company (1) +	5,601,232.836	27.51%

IB	Hartford Life & Annuity (7) +	5,238,855.615	25.73%

IB	Hartford Life (8)	2,945,355.225	14.47%

IB	Riversource Life
	Insurance Company (17)	1,887,381.565	9.27%

IB	Allstate Northbrook Life (3)	1,581,007.098	7.77%

Putnam VT International Growth Fund
IA	Hartford Life & Annuity (7) +	1,077,561.858	51.56%

IA	Hartford Life (8) +	905,692.065	43.33%

IB	Allstate Life
	Insurance Company (1) +	758,019.924	80.38%

IB	Hartford Life & Annuity (7)	68,706.421	7.29%

IB	Allstate Life of NY (2)	56,176.353	5.96%

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Class	Shareholder Name and Address	Holdings	Percentage Owned

Putnam VT International Value Fund
IA	Hartford Life & Annuity (7) +	3,956,291.498	56.44%

IA	Hartford Life (8) +	2,488,245.494	35.50%

IB	Hartford Life & Annuity (7) +	2,021,130.912	38.31%

IB	Allstate Life
	Insurance Company (1) +	1,531,364.377	29.02%

IB	Hartford Life (8)	552,453.826	10.47%

IB	AM Gen Signature II A(4)	484,924.338	9.19%

IB	Lincoln Benefit Life Co(12)	285,758.568	5.42%

Putnam VT Investors Fund
IA	Hartford Life (8) +	2,906,842.748	49.41%

IA	Hartford Life & Annuity (7) +	2,780,014.700	47.25%

IB	Allstate Life
	Insurance Company (1) +	3,927,184.805	43.83%

IB	Hartford Life & Annuity (7) +	2,851,632.554	31.82%

IB	Hartford Life (8)	1,772,606.268	19.78%

Putnam VT Money Market Fund
IA	Hartford Life & Annuity (7) +	44,375,063.828	49.17%

IA	Hartford Life (8) +	39,787,607.000	44.09%

IB	Allstate Life
	Insurance Company (1) +	67,604,960.530	71.80%

IB	Allstate Life of NY (2)	15,582,292.760	16.55%

IB	Retirement Builder Variable
	Annuity Account (16)	4,718,649.130	5.01%

Putnam VT Multi-Cap Growth Fund
IA	Hartford Life & Annuity (7) +	6,246,292.172	31.20%

IA	Hartford Life (8) +	5,908,400.218	29.51%

IA	Riversource Life
	Insurance Company (17) +	5,464,332.800	27.29%

IB	Allstate Life
	Insurance Company (1) +	2,905,237.479	44.80%

IB	Riversource Life
	Insurance Company (17)	1,241,807.755	19.15%

IB	Hartford Life & Annuity (7)	1,073,722.554	16.56%

IB	Hartford Life (8)	363,865.400	5.61%

Putnam VT Multi-Cap Value Fund
IA	Hartford Life & Annuity (7) +	820,383.222	52.06%

IA	Hartford Life Insurance Co (9) + 755,560.732		47.94%

IB	Allstate Life
	Insurance Company (1) +	412,282.333	59.51%

IB	Hartford Life & Annuity (7)	162,857.529	23.51%

IB	Hartford Life Insurance Co (9)	75,722.189	10.93%

Putnam VT Research Fund
IA	Hartford Life & Annuity (7) +	720,143.567	49.39%

IA	Hartford Life (8) +	699,697.767	47.99%

IB	Allstate Life
	Insurance Company (1) +	1,539,850.944	81.86%

IB	Hartford Life & Annuity (7)	140,327.561	7.46%

IB	Allstate Life of NY(2)	111,215.461	5.91%

Putnam VT Small Cap Value Fund
IA	Hartford Life & Annuity(7) +	1,761,895.874	50.32%

IA	Hartford Life (8) +	1,666,546.658	47.59%

IB	Hartford Life & Annuity (7) +	2,867,057.377	36.96%

IB	Hartford Life (8)	1,633,186.909	21.06%

IB	Allstate Life
	nsurance Company (1)	1,584,926.560	20.43%

IB	Northbrook Life
	Insurance Company(14)	836,000.352	10.78%

IB	Hartford Life & Annuity (7)	412,442.124	5.32%

Putnam VT Voyager Fund
IA	Hartford Life (8) +	6,696,376.538	46.76%

IA	Hartford Life & Annuity (7) +	5,892,021.556	41.15%

IA	Hartford Life & Annuity (7)	823,496.060	5.75%

Class	Shareholder Name and Address	Holdings	Percentage Owned

IB	Allstate Life
	Insurance Company (1) +	2,196,166.243	48.89%

IB	Hartford Life & Annuity (7)	604,207.509	13.45%

IB	Principal Financial
	Group PFLX(15)	422,582.657	9.41%

IB	Hartford Life (3)	245,464.364	5.46%

IB	Allstate Northbrook Life (3)	238,133.941	5.30%

* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Great-West Trust Company, LLC, as trustee or agent, 8515 E. Orchard Road Greenwood Village, CO 80111-5002

*** The address for the name listed is: c/o Putnam Investments, One Post Office Square, Boston, MA 02109.

**** The address for the name listed above is: c/o Orchard Trust Company, LLC, as trustee or agent, 8515 E. Orchard Road, Greenwood Village, CO 80111-5002

+ Shareholder may be deemed to control the indicated fund.

The addresses for the shareholders listed above are:

(1) Retirement Builder Variable Annuity Account, 4333 Edgewood Rd NE, Cedar Rapids IA 52499-0001

(2) Allstate Life Insurance Co., 3100 Sanders Road, Northbrook, IL 60062

(3) Allstate Life of New York, 3100 Sanders Road, Northbrook, IL 60062

(4) Allstate Northbrook Life, 3100 Sanders Road, Northbrook, IL 60062

(5) Am Gen Signature II A, 2727 Allen PKWY, Suite A, Houston, Texas 77019-2116

(6) CMFG Group, 2000 Heritage Way, Waverly, IA 50677

(7) Guardian Insurance & Annuity, 3900 Burgess Pl, Bethlehem PA 18017

(8) Hartford Life & Annuity, 1 Griffin Rd. N., Windsor, CT 06095

(9) Hartford Life, 1 Griffin Rd. N., Windsor, CT 06095

(10) Hartford Life Insurance Co., 1 Griffin Rd. N., Windsor, CT 06095

(11) Horace Mann Life Insurance Company, 1 Horace Mann Plz, Springfield, Il 62715

(12) Lincoln Benefit Life, C/O Allstate Financial, 544 Lakeview Pkwy, Vernon Hills, IL 60061

(13) Lincoln National Variable, Universal Life, 1300 S. Clinton St., Fort Wayne, IN 46802

(14) MetLife Investors VA/VL Acct 1, 501 Boylston St., Boston, MA 02116

(15) Northbrook Life Insurance, 3100 Sanders Rd Ste K4A, Northbrook IL 60062

(16) Principal Financial Group PFLX, 711 High St, Des Moines, IA 50392

(17) Riversource Life Insurance Company, 70100 Ameriprise Financial Center, Minneapolis, MN 55474

(18) Sun Life Assurance Company of Canada (US),1 Sun Life Executive Park SC3241, Wellesley Hills, MA 02481

(19) Jefferson National Life, 10350 Ormsby Park Pl, Ste 600, Louisville KY 40223-6175

(20) Security Benefit Life, Variable Annuity Account XIV, 1 Security Benefit Pl, Topeka KS 66636-1000

Additional ownership information for Putnam closed-end funds

In addition to the holdings information listed above, for the Putnam closed-end funds, as of September 30, 2013, to the knowledge of the funds, the following additional persons owned beneficially or of record more than 5% of the common shares of certain Putnam closed-end funds.

Fund	Shareholder Name and Address	Holdings	Percentage Owned

Putnam High Income Securities Fund
	[ ]	[ ]	[ ]

Putnam Managed Municipal Income Trust
	[ ]	[ ]	[ ]

Putnam Master Intermediate Income Trust
	[ ]	[ ]

Putnam Municipal Opportunities Trust
	[ ]	[ ]	[ ]

Putnam Premier Income Trust
	[ ]	[ ]	[ ]

L-50

Appendix M — Form of Amended and Restated Declaration of Trust

[INSERT NAME OF FUND]

AMENDED AND RESTATED AGREEMENT
AND DECLARATION OF TRUST

This AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts, on this ____ day of _________, 2014, hereby amends and restates in its entirety the Agreement and Declaration of Trust dated _______________, as heretofore amended, by the Trustees hereunder and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

Name and Definitions

Name

This Trust shall be known as “[insert name of fund]” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

Whenever used herein, unless otherwise required by the context or specifically provided:

The “Trust” refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

“Trustees” refers to the Trustees of the Trust elected in accordance with Article IV;

“Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series or class of Shares is authorized by the Trustees, the equal proportionate transferable units into which each series or class of Shares shall be divided from time to time;

“Shareholder” means a record owner of Shares;

The “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person”, “Principal Underwriter” and “Majority Shareholder Vote” (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act (as modified by any applicable exemptive order issued thereunder by the Securities and Exchange Commission);

“Declaration of Trust” shall mean this Agreement and Declaration of Trust as amended or restated from time to time;

“Bylaws” shall mean the Bylaws of the Trust as amended or restated from time to time;

The term “series” or “series of Shares” refers to the one or more separate investment portfolios of the Trust into which the assets and liabilities of the Trust may be divided and the Shares of the Trust representing the beneficial interest of Shareholders in such respective portfolios; and

The term “class” or “class of Shares” refers to the division of Shares representing any series into two or more classes as provided in Article III, Section 1 hereof.

Purpose of Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

Shares

Division of Beneficial Interest

The number of Shares authorized shall be unlimited. The Shares of the Trust shall be issued in one or more series as the Trustees may, without shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. The beneficial interest in each series shall at all times be divided into Shares, without par value, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the Bylaws. The Trustees may, without Shareholder approval, from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustees may also, without shareholder approval, from time to time combine the Shares or two or more classes of any series into a single class.

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Ownership of Shares

The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the retirement of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each series and class and as to the number of Shares of each series and class held from time to time by each Shareholder.

Investment in the Trust

The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the Bylaws from time to time authorize.

All consideration received by the Trust for the issue or sale of Shares of each series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as “assets of” such series.

No Preemptive Rights

Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Status of Shares and Limitation of Personal Liability

Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the Bylaws and to have become a party thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Derivative Actions

Section 6. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees may determine whether the bringing or maintenance of any such action, proceeding or claim is in the best interests of the Trust or, alternatively in their sole discretion, may submit the matter to a vote of the Shareholders of the Trust. Any such determination made by the Trustees in good faith shall be binding on all Shareholders.

Exclusive Selection of Forum for Certain Shareholder Actions

Section 7. Any action brought by a Shareholder seeking to enforce any right or privilege of Shareholders under this Declaration of Trust, challenging the powers of the Trustees thereunder, alleging a breach of fiduciary duty by any Trustee or officer of the Trust or otherwise involving primarily the internal affairs of the Trust may be brought only in the courts of The Commonwealth of Massachusetts.

The Trustees

Election

A Trustee may be elected either by the Trustees or by the Shareholders. The number of Trustees shall be fixed from time to time by the Trustees and, at or after the commencement of the business of the Trust, shall be not less than three. Each Trustee elected by the Trustees or the Shareholders shall serve until he or she retires, resigns, is removed or dies or until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Removal

Section 2. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding Shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees.

Effect of Death, Resignation, etc. of a Trustee

Section 3. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers

Section 4. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fill vacancies in or add to their number, and may elect and remove such

M-2

officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

To invest and reinvest cash, and to hold cash uninvested;

To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depositary or a nominee or nominees or otherwise;

Subject to the provisions of Article III, Section 3, to allocate assets, liabilities, income and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by or arising in connection with a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

To enter into joint ventures, general or limited partnerships and any other combinations or associations;

To borrow funds;

To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may

M-3

be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

Payment of Expenses by Trust

Section 4. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser or manager, principal underwriter, auditor, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with a particular series of Shares shall be payable solely out of the assets of that series.

Ownership of Assets of the Trust

Section 5. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution

Section 6. Subject to a favorable Majority Shareholder Vote, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the “Manager”), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

The fact that:

any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or transfer, Shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Shareholders’ Voting Powers and Meetings

Voting Powers

Subject to the voting powers of one or more classes of Shares as set forth elsewhere in this Declaration of Trust or in the Bylaws, the Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) for the removal of Trustees as provided in Article IV, Section 2, (iii) with respect to any Manager as provided in Article IV, Section 6, (iv) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4, (v) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8, and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the Bylaws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of Shares materially differently, Shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only Shareholders of such series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more

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persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares of any series or class are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders as to such series or class.

Voting Power and Meetings

Meetings of Shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder’s address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of 30 days after written application by Shareholders holding at least 10% of the then outstanding shares of all series and classes entitled to vote at such meeting requesting a meeting to be called for a purpose requiring action by the Shareholders as provided herein or in the Bylaws, then Shareholders holding at least 10% of the then outstanding Shares of all series and classes entitled to vote at such meeting may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees. Notice of a meeting need not be given to any Shareholder if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her.

Quorum and Required Vote

Thirty percent of Shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a Shareholders’ meeting, except that where any provision of law or of this Declaration of Trust or the Bylaws requires that holders of any series or class shall vote as an individual series or class, then thirty percent of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or of this Declaration of Trust or the Bylaws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust or the Bylaws requires that the holders of any series or class shall vote as an individual series or class then a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

Action by Written Consent

Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or the Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Additional Provisions

The Bylaws may include further provisions, not inconsistent with this Declaration of Trust, regarding Shareholders’ voting powers, the conduct of meetings and related matters.

Distributions, Redemptions and Repurchases

Distributions

The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of each series out of the assets of such series such amounts as the Trustees may determine. Any such distribution to the Shareholders of a particular series shall be made to said Shareholders pro rata in proportion to the number of Shares of such series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that Series, and any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with the Bylaws.

Redemptions and Repurchases

The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that at any time the New York

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Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Payment for any redemption, purchase or repurchase may be made in cash or in other property, or any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Redemption at the Option of the Trust

The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as determined in accordance with the Bylaws: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees, in which case the Trust may redeem all Shares owned by such Shareholder or only so many of such Shares as may be required to compensate the Trust for any fee fixed from time to time by the Trustees for the maintenance of small accounts; (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series determined from time to time by the Trustees; (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees; (iv) if such Shareholder fails to supply appropriate personal and tax identification information requested by the Trust; (v) if such Shareholder fails to meet or maintain the qualifications for ownership of a particular series or class; or (vi) if the Trustees determine for any other reason, in their sole discretion, that the ownership of Shares by a Shareholder is not in the best interests of the remaining Shareholders of the Trust or of the applicable series or class.

Compensation and Limitation of Liability of Trustees

Compensation

The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Limitation of Liability

A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The appointment, designation or identification of a Trustee as an officer of the Trustees or of any committee of the Trustees, or as an expert with respect to certain matters (including without limitation identification of a Trustee as an “audit committee financial expert”) shall not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of such appointment, designation or identification, and no Trustee who has special skills or expertise or who is appointed, designated of identified as aforesaid, shall be held to a higher standard of care by virtue thereof or be limited in any way with respect to any right or privilege to which such person would otherwise be entitled as a Trustee hereunder, including without limitation the right of indemnification. Nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Trustees, Officers, etc.

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith, (b) not to have acted in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or at least was not opposed to the best interests of the Trust, (c) in the case of a

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criminal proceeding, to have had reasonable cause to believe his or her action was unlawful or (d) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (each of such exceptions being referred to hereinafter as “Disabling Conduct”). Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article. In making any such determination, the disinterested Trustees or such counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person did not engage in Disabling Conduct.

Compromise Payment

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person engaged in Disabling Conduct, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person did not engage in Disabling Conduct, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person did not engage in Disabling Conduct. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have engaged in Disabling Conduct.

Right Not Exclusive

The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Shareholders

In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representative or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

Miscellaneous

Trustees, Shareholders, etc. Not Personally Liable for Obligations of the Trust; Notice

Section 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by any Trustee, officer, employee or agent on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to such person’s capacity as a Trustee, officer, employee or agent, and such person shall not be personally liable thereon.

Every note, bond, contract, instrument, certificate or undertaking executed on behalf of the Trust by any Trustee, officer, employee or agent of the Trust shall give notice that this Declaration of Trust is on file with the Secretary of State of The

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Commonwealth of Massachusetts and shall recite that the same was executed by them on behalf of the Trust in their capacity as Trustees, officers, employees or agents of the Trust and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as the person so executing may deem appropriate, but any omission of such notice or recitals shall not operate to bind any such Trustee, officer, employee or agent or the Shareholders individually.

Trustees’ Faith Actions Binding; Expert Advice; No Bond or Surety

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission taken in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Liability of Third Persons Dealing with Trustee

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

Section 4. Unless terminated as provided herein, the Trust and each series and class shall continue without limitation of time. The Trust or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the Shareholders of the Trust or to the Shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lessor of (1) more than 50% of the outstanding Shares of each series or class entitled to vote, or (2) 67% or more of the Shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding Shares of each series or class entitled to vote are present at the meeting in person or by proxy. Upon termination of the Trust or of any series or class, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust, or of the particular series or class, as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust, or of the particular series or classes, as the case may be, to distributable form in cash or shares or other property, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or of the particular series or class, ratably according to the number of Shares of such series or class held by the several Shareholders of such series or class on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series or class.

Merger, Consolidation, Sale of Assets and Other Reorganizations

Section 5. Except as otherwise required by applicable law, the Trustees may, without Shareholder approval, authorize the Trust or any series or class to merge, consolidate or reorganize with any other entity (including another series or class of the Trust), or to sell or exchange all or substantially all of the assets of the Trust or of any series or class, in each case upon such terms and for such consideration as they may determine to be in the best interests of the Trust or of the particular series or class. The authority provided by this Section shall be in addition to the powers granted to the Trustees under any other provision of this Declaration of Trust.

Filing and Copies, References, Headings

Section 6. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument and all expressions like “herein”, “hereof’ and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Applicable Law

Section 7. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Amendments

Section 8. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Trust or of supplying any omission,

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curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of any series or class of Shares.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, hereunto set their hands and seals in the City of Boston, Massachusetts for themselves and their assigns, as of the day and year first above written.

Appendix N — Table of Constituent Series of each Trust of the Putnam Open-End Funds

Trust	Funds/Series

Putnam American Government Income Fund

Putnam Arizona Tax Exempt Income Fund

Putnam California Tax Exempt Income Fund

Putnam Convertible Securities Fund

Putnam Diversified Income Trust

Putnam Asset Allocation Funds	Putnam Dynamic Asset Allocation Balanced Fund
Putnam Dynamic Asset Allocation Conservative Fund
Putnam Dynamic Asset Allocation Growth Fund

Putnam Equity Income Fund

Putnam Europe Equity Fund

The Putnam Fund For Growth And Income

Putnam Funds Trust	Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Putnam Asia Pacific Equity Fund
Putnam Capital Spectrum Fund
Putnam Dynamic Asset Allocation Equity Fund
Putnam Dynamic Risk Allocation Fund
Putnam Emerging Markets Equity Fund
Putnam Emerging Markets Income Fund
Putnam Equity Spectrum Fund
Putnam Floating Rate Income Fund
Putnam Global Consumer Fund
Putnam Global Dividend Fund
Putnam Global Energy Fund
Putnam Global Financials Fund
Putnam Global Industrials Fund
Putnam Global Sector Fund
Putnam Global Technology Fund
Putnam Global Telecommunications Fund
Putnam Intermediate-Term Municipal Income Fund

M/N-1

Trust	Funds

Putnam Funds Trust (continued)	Putnam International Value Fund
Putnam Low Volatility Equity Fund
Putnam Money Market Liquidity Fund
Putnam Multi-Cap Core Fund
Putnam Retirement Income Fund Lifestyle 2
Putnam Retirement Income Fund Lifestyle 3
Putnam Short Duration Income Fund
Putnam Short Term Investment Fund
Putnam Short-Term Municipal Income Fund
Putnam Small Cap Growth Fund
Putnam Strategic Volatility Equity Fund

The George Putnam Fund Of Boston
(D/B/A George Putnam Balanced Fund)

Putnam Global Equity Fund

Putnam Global Health Care Fund

Putnam Global Income Trust

Putnam Global Natural Resources Fund

Putnam Global Utilities Fund

Putnam High Yield Advantage Fund

Putnam High Yield Trust

Putnam Income Fund

Putnam International Equity Fund

Putnam Investment Funds	Putnam Capital Opportunities Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Growth Fund
Putnam Multi-Cap Value Fund
Putnam Research Fund
Putnam Small Cap Value Fund

Putnam Investors Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam Michigan Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam Money Market Fund

Putnam Multi-Cap Growth Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam RetirementReady Funds	Putnam RetirementReady 2055 Fund
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam Retirement Income Fund Lifestyle 1

Putnam Tax Exempt Income Fund

Putnam Tax Exempt Money Market Fund

Putnam Tax-Free Income Trust	Putnam AMT-Free Municipal Fund
Putnam Tax-Free High Yield Fund

Putnam U.S. Government Income Trust

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Trust	Funds

Putnam Variable Trust	Putnam VT Absolute Return 500 Fund
Putnam VT American Government Income Fund
Putnam VT Capital Opportunities Fund
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Health Care Fund
Putnam VT Global Utilities Fund
Putnam VT Growth And Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth Fund
Putnam VT International Value Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT Multi-Cap Growth Fund
Putnam VT Multi-Cap Value Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Voyager Fund

Putnam Voyager Fund

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Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com	xxxxxx 11/13

CONSOLIDATED PROXY CARD

By signing below, you, as a Putnam fund shareholder, appoint [Trustees John A. Hill and Robert E. Patterson], and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of the Putnam Funds. The meeting will take place on February 27, 2014 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

For convenience, if you wish to vote in the same way for all your funds subject to each proposal, please use the form on the reverse side.

SIGN AND DATE BELOW ONLY IF YOU ARE VOTING IN THE SAME WAY FOR ALL OF YOUR FUNDS ON EACH PROPOSAL.

Note: If you elect to vote using this Consolidated Proxy Card, do not return the Individual Proxy Cards below.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals			Please vote by filling in the appropriate box below.

To vote on all proposals as the Trustees recommend, mark this box. (No other vote is necessary.)					□

THE TRUSTEES RECOMMEND A VOTE FOR ALL PROPOSALS. To determine which proposals are applicable to your fund, please see page 4 in the proxy statement.

1. Approving a proposed new management contract for your fund (see p. [ ]).			FOR	AGAINST	ABSTAIN
			□	□	□

Funds subject to Proposals 2 and 3: All funds except for Putnam High Income
Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master
Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam
Premier Income Trust.

2. Electing Trustees (see p. [ ]).

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
			□	□	□
2-a) Liaquat Ahamed	2-f) Robert J. Darretta	2-k) Robert E. Patterson
2-b) Ravi Akhoury	2-g) Katinka Domotorffy	2-l) George Putnam, III
2-c) Barbara M. Baumann	2-h) John A. Hill	2-m) Robert L. Reynolds
2-d) Jameson A. Baxter	2-i) Paul L. Joskow	2-n) W. Thomas Stephens
2-e) Charles B. Curtis	2-j) Kenneth R. Leibler

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s)
or number(s) of the excluded nominee(s) below:

3. Approving an Amended and Restated Declaration of Trust for your fund (see p.			FOR	AGAINST	ABSTAIN
[ ]).			□	□	□

Fund subject to Proposal 4: Putnam Dynamic Asset Allocation Conservative Fund

4. Approving an amendment to a fundamental investment restriction with respect			FOR	AGAINST	ABSTAIN
to investments in commodities (see p. [ ]).			□	■	□

Funds subject to Proposal 5: Putnam Global Consumer Fund and Putnam Global Financials Fund
	FOR	AGAINST	ABSTAIN
5. Approving an amendment to a fundamental investment policy regarding to	□	□	□
diversification of investments (see p. [ ]).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on February 27, 2014. The proxy statement for this meeting is available at: [

If you have any questions on these proposals, please call toll-free [ ].	Please sign and date the other side of this card.

CUSIP: [123456789]	Barcode	TAG ID: [12345678]

[FUND NAME PRINTS HERE]

By signing below, you, as a Putnam fund shareholder, appoint [Trustees John A. Hill and Robert E. Patterson], and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of the referenced fund. The meeting will take place on February 27, 2014 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, your shares will be voted on your behalf exactly as you have indicated on the other side of this card. If you simply sign this proxy card, and do not vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

If you wish to vote separately for each of your funds subject to each proposal, please use the forms on the reverse side (and on accompanying pages, if necessary). A separate form applies to each of your funds.

SIGN AND DATE BELOW ONLY IF YOU ARE VOTING SEPARATELY FOR EACH OF YOUR FUNDS ON EACH PROPOSAL.

Note: If you elect to vote using the Individual Proxy Card, do not return the Consolidated Proxy Card above.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals			Please vote by filling in the appropriate box below.

To vote on all proposals as the Trustees recommend, mark this box. (No other vote is necessary.)					□

THE TRUSTEES RECOMMEND A VOTE FOR ALL PROPOSALS. To determine which proposals are applicable to your fund, please see page [4] in the proxy statement.

1. Approving a proposed new management contract for your fund (see p. [ ]).			FOR	AGAINST	ABSTAIN
			□	□	□

Funds subject to Proposals 2 and 3: All funds except for Putnam High Income
Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master
Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam
Premier Income Trust.

2. Electing Trustees (see p. [ ]).

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
			□	□	□
2-a) Liaquat Ahamed	2-f) Robert J. Darretta	2-k) Robert E. Patterson
2-b) Ravi Akhoury	2-g) Katinka Domotorffy	2-l) George Putnam, III
2-c) Barbara M. Baumann	2-h) John A. Hill	2-m) Robert L. Reynolds
2-d) Jameson A. Baxter	2-i) Paul L. Joskow	2-n) W. Thomas Stephens
2-e) Charles B. Curtis	2-j) Kenneth R. Leibler

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the “FOR ALL EXCEPT” box and write the name(s)
or number(s) of the excluded nominee(s) below:

3. Approving an Amended and Restated Declaration of Trust for your fund (see p.			FOR	AGAINST	ABSTAIN
[ ]).			□	□	□

Fund subject to Proposal 4: Putnam Dynamic Asset Allocation Conservative Fund.

4. Approving an amendment to a fundamental investment restriction with respect			FOR	AGAINST	ABSTAIN
to investments in commodities (see p. [ ]).			□	□	□

Funds subject to Proposal 5: Putnam Global Consumer Fund and Putnam Global Financials Fund.
	FOR	AGAINST	ABSTAIN
5. Approving an amendment to a fundamental investment policy regarding	□	□	□
diversification of investments (see p. [ ]).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on February 27, 2014. The proxy statement for this meeting is available at: [ ].

If you have any questions on these proposals, please call toll-free [ ].	Please sign and date the other side of this card.

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